                         As filed with the Securities and Exchange Commission on December 26, 2002

                                             Securities Act File No. 333-23017
                                         Investment Company Act File No. 811-08085

                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM N-1A

                                  Registration Statement Under The Securities Act of 1933

                                              Post-Effective Amendment No. 23

                                                            and

                              Registration Statement Under The Investment Company Act of 1940

                                                     Amendment No. 26

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                    (Exact Name of Registrant as Specified in Charter)

                                      One Corporate Drive, Shelton, Connecticut 06484
                                          (Address of Principal Executive Offices) (Zip Code)

                                                      (800) 628-6039
                                   (Registrant's Telephone Number, Including Area Code)

                                           EDWARD P. MACDONALD, ESQ., SECRETARY
                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                      One Corporate Drive, Shelton, Connecticut 06484
                                          (Name and Address of Agent for Service)

                                                        Copies to:

                                                  ROBERT K. FULTON, ESQ.
                                            STRADLEY RONON STEVENS & YOUNG, LLP
                                   2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

                           It is proposed that this filing will become effective (check appropriate space)

                           _____   immediately upon filing pursuant to paragraph (b).
                           _____   on May 1, 2002 pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           X       on March 1, 2003 pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on _______ pursuant to paragraph (a)(2) of rule 485.
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                           Shares of the Various Classes of American Skandia Advisor Funds, Inc.
                                          (Title of Securities Being Registered)

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                          P R O S P E C T U S
                                             Class A, Class B, Class C and Class X Shares

                                                             March 1, 2003
                                                   ---------------------------------
                                                 ASAF STRONG INTERNATIONAL EQUITY FUND
                                             ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND
                                            ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND
                                                  ASAF DEAM INTERNATIONAL EQUITY FUND
                                                    ASAF PBHG SMALL-CAP GROWTH FUND
                                                    ASAF DEAM SMALL-CAP GROWTH FUND
                                                   ASAF GABELLI SMALL-CAP VALUE FUND
                                                ASAF GOLDMAN SACHS MID-CAP GROWTH FUND
                                               ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                                               ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
                                                    ASAF ALGER ALL-CAP GROWTH FUND
                                                    ASAF GABELLI ALL-CAP VALUE FUND
                                                     ASAF INVESCO TECHNOLOGY FUND
                                                   ASAF INVESCO HEALTH SCIENCES FUND
                                                     ASAF PROFUND MANAGED OTC FUND
                                                       ASAF ALLIANCE GROWTH FUND
                                                   ASAF MARSICO CAPITAL GROWTH FUND
                                              ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND
                                                    ASAF DEAM LARGE-CAP GROWTH FUND
                                                  ASAF T. ROWE PRICE TAX MANAGED FUND
                                              ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND
                                                ASAF SANFORD BERNSTEIN CORE VALUE FUND
                                                    ASAF DEAM LARGE-CAP VALUE FUND
                                             ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND
                                                 ASAF ALLIANCE GROWTH AND INCOME FUND
                                                   ASAF MFS GROWTH WITH INCOME FUND
                                                   ASAF INVESCO CAPITAL INCOME FUND
                                             ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                                                  ASAF FEDERATED HIGH YIELD BOND FUND
                                                   ASAF PIMCO TOTAL RETURN BOND FUND
                                                        ASAF MONEY MARKET FUND

----------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company received an order from the Securities and Exchange  Commission  permitting its Investment  Manager,  subject to approval by its Board of Directors,  to change  sub-advisors  of each Fund without  shareholder  approval.  For more  information,  please see this
Prospectus under "Management of the Funds."

                                                     T A B L E O F C O N T E N T S
                                                     -----------------------------

                                                          RISK/RETURN SUMMARY

..........American  Skandia Advisor Funds,  Inc. (the  "Company") is comprised of thirty-one  investment  portfolios (the "Funds").  The
Company is  designed  to  provide a wide range of  investment  options.  Each Fund has its own  investment  goal and style  (and,  as a result,  its own level of risk).  Some of the Funds offer  potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk. It is possible to lose money when  investing  even in the most  conservative  of the
Funds.  Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit  Insurance  Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Fund is subject,  and a Fund's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each Fund's  investment style and the risks typically  associated with that style,  it is possible to assess in a general  manner the risks to which a fund will be  subject.  The  following  discussion highlights the investment  strategies and risks of the Funds.  Additional  information about each Fund's potential  investments and its risks is included in this Prospectus under "Investment Programs of the Funds."

International Funds:

Fund:                         Investment Goal:               Primary Investments:
----                          ---------------                -------------------

Strong International          Capital growth                 The Fund invests primarily in equity securities of foreign
Equity Fund                                                  companies.

William Blair                 Capital growth                 The Fund invests primarily in equity securities of foreign
International Growth Fund                                    companies.

American Century Int'l        Capital growth                 The Fund invests primarily in equity securities of foreign
Growth Fund                                                  companies.

DeAM International Equity     Capital Growth                 The Fund invests primarily in equity securities of foreign
Fund                                                         companies represented in the MSCI EAFE(R)Index

Principal Investment Strategies:
-------------------------------

The ASAF Strong International Equity Fund (formerly,  the ASAF AIM International Equity Fund) will invest, under normal  circumstances, at least 80% of the value of its assets in equity  securities.  The Fund seeks to meet its investment  objective by investing its total assets in a diversified  portfolio of equity securities of companies located or operating in developed non-U.S.  countries and emerging markets of the world.  The equity  securities  will  ordinarily be traded on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market in the  country  where the issuer is  principally  based,  but may also be traded in other  countries including the United States.  The Sub-advisor  intends to focus on companies with an  above-average  potential for long-term growth and attractive relative  valuations.  The Sub-advisor selects companies based on five key factors:  growth,  valuation,  management,  risk, and sentiment.  In addition, the Sub-advisor looks for companies with the following  characteristics:  (1) a distinguishable  franchise on a local,  regional or global basis; (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth;
(3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Fund will  normally  allocate  assets  among a variety of  countries,  regions and  industry  sectors,  investing  in at least five countries outside of the United States. In selecting  countries,  the Sub-advisor  considers such factors as economic growth prospects, monetary and fiscal policies,  political  stability,  currency trends and market liquidity.  The Fund may invest up to 40% of its total assets in any one country and up to 25% of its total  assets in  securities  of issuers  located and  operating  primarily  in emerging market countries.

The ASAF  William  Blair  International  Growth  Fund  (formerly,  the ASAF Janus  Overseas  Growth  Fund) will  invest,  under  normal circumstances,  at least 80% of the value of its assets in securities  of issuers that are  economically  tied to countries  other than the  United  States.  Equity  securities  include  common  stocks,  preferred  stocks,  warrants  and  securities  convertible  into or exchangeable  for  common  or  preferred  stocks.  The Fund has the  flexibility  to  invest  on a  worldwide  basis in  companies  and organizations of any size,  regardless of country of organization or place of principal  business  activity.  The Fund normally invests primarily in securities of issuers from at least five different  countries,  excluding the United States.  Although the Fund intends to invest  substantially  all of its assets in issuers  located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests  primarily in companies  selected for their growth potential.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Fund. In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings growth potential  that may not be recognized by the market at large,  regardless of where the companies are organized or where they  primarily conduct business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

The ASAF American  Century  International  Growth Fund will seek to achieve its investment  objective by investing  primarily in equity securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth investment  strategy it developed  that looks for companies  with  earnings and revenue  growth.  Ideally,  the  Sub-advisor  looks for companies  whose  earnings  and revenues  are not only  growing,  but are growing at an  accelerating  pace.  For purposes of the Fund, equity securities include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information for thousands of companies to research and selects the stocks it believes will be able to sustain  accelerating  growth.  This  strategy  is based on the  premise  that,  over the long term,  the stocks of  companies  with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes that, in addition to locating strong companies with accelerating  earnings,  the allocation of assets among different  countries and regions also is an important factor in managing an international  portfolio.  For this reason, the Sub-advisor will consider a number of other factors in making  investment  selections,  including the prospects for relative  economic growth among countries  or  regions,  economic  and  political  conditions,  expected  inflation  rates,  currency  exchange  fluctuations  and  tax considerations.  Under  normal  conditions,  the Fund will invest at least 65% of its assets in equity  securities  of issuers  from at least three countries  outside of the United States.  While the Fund's focus will be on issuers in developed  markets,  the Sub-advisor expects to invest to some degree in issuers in developing countries.

The ASAF DeAM International  Equity Fund (formerly,  the ASAF Founders  International  Small  Capitalization  Fund) will invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The Fund  pursues its  investment  objective by normally  investing  primarily  in the equity  securities  of  companies  in  developed  countries  outside the United  States that are represented in the MSCI EAFE(R)Index.  The MSCI EAFE(R)Index tracks stocks in Australia,  Austria,  Belgium,  Denmark,  Finland,  France,
Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands,  New Zealand, Norway, Portugal,  Singapore,  Spain, Sweden, Switzerland and
the United  Kingdom.  The  Sub-advisor  employs  an  investment  strategy  that seeks to  maintain  a fund of equity  securities  which approximates  the market risk of those stocks  included in the MSCI EAFE(R)Index,  but which  outperforms  the MSCI EAFE(R)Index  through active stock  selection.  The targeted  tracking  error of this Fund is 4% with a normal  deviation of +/- 1%. It is possible  that the deviation  may be higher.  For purposes of this Fund,  the strategy of  attempting to correlate a stock fund's market risk with that of a  particular  index,  in this case the MSCI EAFE(R)Index,  while  improving  upon the return of the same index  through  active  stock selection, is called a "managed alpha" strategy.

In managing the Fund,  the  Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in  considering whether to invest in a stock,  including  earnings  growth rate,  analysts'  estimates of future earnings and  industry-relative  price multiples.  Other factors are cash flow growth as well as earnings and price momentum.  The  Sub-advisor  generally takes a "bottom up"
approach to building the Fund, searching for individual companies that demonstrate the best potential for significant earnings.

Principal Risks:
---------------

o        All four of the  international  funds are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The level of risk of the  international  funds will generally be higher than the level of risk associated with domestic equity funds.  Foreign  investments  involve risks such as  fluctuations  in currency  exchange  rates,  unstable  political and economic structures,  reduced  availability of information,  and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.  While none of the international funds invest primarily in companies located in developing  countries, each may invest in those  companies to some degree,  and  investment in developing  countries may  accentuate the risks of foreign investing.

Capital Growth Funds:

Fund:                         Investment Goal:               Primary Investments:
----                          ---------------                -------------------

PBHG Small-Cap Growth Fund    Capital growth                 The Fund invests primarily in common stocks of small
                                                             capitalization U.S. companies.

DeAM Small-Cap Growth Fund    Maximum capital growth         The Fund invests primarily in equity securities of small
                                                             capitalization companies included in the Russell 2000(R)Growth
                                                             Index.

Gabelli Small-Cap Value       Long-term capital growth       The Fund invests primarily in stocks and equity-related
Fund                                                         securities of small capitalization U.S. companies that appear to be undervalued.

Goldman Sachs Mid-Cap         Long-term capital growth       The Fund invests primarily in equity securities of
Growth Fund                                                  medium-sized companies.

Neuberger Berman Mid-Cap      Capital growth                 The Fund invests primarily in common stocks of medium
Growth Fund                                                  capitalization companies.

Neuberger Berman              Capital growth                 The Fund invests primarily in common stocks of medium
Mid-Cap Value Fund                                           capitalization companies.

Alger All-Cap Growth Fund     Long-term capital growth       The Fund invests primarily in equity securities.

Gabelli All-Cap Value Fund    Capital growth                 The Fund invests primarily in readily marketable equity
                                                             securities.

INVESCO Technology Fund       Capital growth                 The Fund invests primarily in equity securities of companies engaged in technology-related industries.

INVESCO Health Sciences       Growth                         The Fund invests primarily in the equity securities of
Fund                                                         companies that develop, produce or distribute products or
                                                             services related to health care.

ProFund Managed OTC Fund      Provide investment results     The Fund invests primarily in securities of companies
                              that correlate to a            included in the NASDAQ 100 and leveraged instruments, such as
                              multiple of the daily          futures contracts and options, relating to the NASDAQ 100.
                              performance of the NASDAQ
                              100 Index

Alliance Growth Fund          Capital growth                 The Fund invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

Marsico Capital Growth Fund   Capital growth                 The Fund invests primarily in common stocks, with the
                                                             majority of the Fund's assets in large-cap stocks.

Goldman Sachs Concentrated    Capital growth                 The Fund invests primarily in equity securities.
Growth Fund

DeAM Large-Cap Growth Fund    Maximum capital growth         The Fund invests primarily in equity securities of large
                                                             capitalization companies included in the Russell 1000(R)Growth
                                                             Index

T. Rowe Price Tax Managed     Long-term capital              The Fund invests primarily in large-capitalization stocks
Fund                          appreciation on an             selected mainly from the 1,000 largest U.S. companies
                              after-tax basis

Alliance/Bernstein Growth     Capital growth                 The Fund  invests  approximately  50% of its  assets  in  growth
+ Value Fund                                                 stocks of large  companies and 50% of its assets in value stocks of large companies.

Sanford Bernstein Core        Long-term capital growth       The Fund invests primarily in common stocks of large
Value Fund                                                   capitalization companies that appear to be undervalued.

DeAM Large-Cap Value Fund     Maximum capital growth         The Fund invests primarily in equity securities of large
                                                             capitalization companies included in the Russell 1000(R)Value
                                                             Index.

Principal Investment Strategies:
-------------------------------

The ASAF PBHG Small-Cap  Growth Fund  (formerly,  the ASAF Janus Small-Cap  Growth Fund) will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  For purposes of the Fund,  small-sized  companies  are those that have market  capitalizations  similar to the market capitalizations of the companies in the Russell 2000(R)Growth Index at the time of the Fund's  investment.  The  Sub-adviser  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of  purchase.  The size of the  companies in the Russell  2000(R)Growth Index and those on which the  Sub-advisor  intends to focus the Fund's  investments  will change  with market  conditions.  The  Sub-Advisor  uses its own fundamental  research,  computer  models and  proprietary  measures of growth in  determining  which stocks to select for the Fund. The
Sub-Advisor's  investment  strategy  seeks to identify  stocks of  companies  which have strong  business  momentum,  earnings  growth, superior  management teams as well as stocks of those companies whose earnings growth potential may not be currently  recognized by the market and whose stock may be considered to be underpriced using various financial  measurements  employed by the sub-advisor,  such as price-to-earnings ratios.

The ASAF DeAM Small-Cap Growth Fund's (formerly,  the ASAF Scudder Small-Cap Growth Fund) will invest, under normal  circumstances,  at least 80% of the value of its  assets in small  capitalization  companies.  The Fund  pursues  its  investment  objective  by  normally investing  primarily in the equity securities of small-sized  companies  included in the Russell 2000(R)Growth Index.  Equity securities include  common  stocks and  securities  convertible  into or  exchangeable  for common  stocks,  including  warrants  and rights.  The
Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000(R)Growth Index,  but which  outperforms the Russell 2000(R)Growth Index through active stock selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the  performance of  small-sized  companies with above average  growth  prospects.  As of September 30, 2001,  the average  market  capitalization  of the companies in the Russell
2000(R)Growth Index was $356 million and the median market  capitalization  was $241  million.  The size of the companies in the Russell
2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this Fund is 4% with a normal deviation of +/-
1%. It is possible  that the  deviation  may be higher.  For  purposes of this Fund,  the strategy of  attempting  to correlate a stock portfolio's  market risk with that of a particular index, in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including  earnings  growth rate, analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments,  long-term  capital  appreciation will take precedence over short range market  fluctuations.  However,  the Fund may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

The ASAF  Gabelli  Small-Cap  Value Fund will  invest,  under  normal  circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The Fund generally  defines small  capitalization  stocks as stocks of companies with a  capitalization  of
$1.5  billion or less.  Reflecting  a value  approach to  investing,  the Fund will seek the stocks of companies  whose  current  stock prices do not appear to reflect  their  underlying  value as  measured  by assets,  earnings,  cash flow or  business  franchises.  The
Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various measures,  and may be temporarily out of favor,  but have good  prospects  for capital  appreciation.  In  selecting  investments,  the  Sub-advisor  generally  looks to the following:

         (1) Low  price/earnings,  price/book  value or total  capitalization/cash  flow ratios  relative  to the S&P 500(R)Index,  the company's peers, or its own historic norm.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business  through  restructuring  or other means.  The Fund may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Fund will not sell a stock just  because the company has grown to a market  capitalization  of more than
$1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

The ASAF Goldman Sachs Mid-Cap Growth Fund (formerly,  the ASAF Janus Mid-Cap Growth Fund) will invest, under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The Fund pursues its  objective  by investing  primarily in equity  securities  selected for their growth  potential.  Equity  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible  into or exchangeable  for common or preferred  stocks.  For purposes of the Fund,  medium-sized  companies are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of companies in the Standard & Poor's
MidCap 400 Index (the "S&P 400").  The  Sub-advisor  generally  takes a "bottom up" approach to choosing  investments  for the Fund. In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The  Sub-advisor  makes this  assessment  by looking  at  companies  one at a time,  regardless  of size,  country of organization, place of principal business activity, or other similar selection criteria.

The ASAF  Neuberger  Berman  Mid-Cap Growth Fund will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies  with equity  market  capitalizations  that fall within the range of the Russell  Midcap(R)
Index at the time of investment are considered  mid-cap  companies for purposes of the Fund.  Some of the Fund's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.

The Fund is normally managed using a growth-oriented  investment  approach.  The Sub-advisor looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in  identifying  these  companies  may  include  above-average  growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target  price,  fails to perform as expected, or appears substantially less desirable than another stock.

The ASAF  Neuberger  Berman  Mid-Cap  Value Fund will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies  with equity  market  capitalizations  that fall within the range of the Russell  Midcap(R)
Index at the time of investment are considered  mid-cap  companies for purposes of the Fund.  Some of the Fund's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's  value-oriented  investment  approach,  the  Sub-advisor  looks for  well-managed  companies  whose  stock  prices are undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the  Sub-advisor  may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow, and a sound track record through  all phases of the  market  cycle.  The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The  Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected,  or when other opportunities appear more attractive.

The ASAF Alger All-Cap  Growth Fund invests  primarily in equity  securities,  such as common or preferred  stocks,  that are listed on
U.S.  exchanges or in the  over-the-counter  market.  The Fund may invest in the equity  securities of companies of all sizes,  and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's  assessment of particular  companies and market conditions.

The Fund invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

o........High Unit Volume Growth  Companies.  These are vital creative  companies  that offer goods or services to a rapidly  expanding marketplace.  They include both established and emerging firms,  offering new or improved products,  or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life  Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is  expected  to  produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies,  restructurings  or reorganizations, or mergers and acquisitions.

The ASAF Gabelli All-Cap Value Fund will primarily invest in readily  marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Fund may invest in the securities of companies of all sizes, and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

In  making  stock  selections,  the Fund  strives  to earn a 10% real  rate of  return.  The Fund  focuses  on  companies  that  appear underpriced  relative to the value that the Fund's  Sub-advisor  believes  informed  investors would be willing to pay for the company.
The Sub-advisor considers factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet characteristics and perceived  management  skills.  The  Sub-advisor  also considers  changes in economic and political  outlooks as well as individual corporate  developments.  The  Sub-advisor  will  sell  any  Fund  investments  that  lose  their  perceived  value  relative  to other investments.

The ASAF  INVESCO  Technology  Fund will  invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities issued by companies engaged in  technology-related  industries.  These industries include,  but are not limited to, applied technology, biotechnology,  communications,  computers, video, electronics, Internet, IT services and consulting,  oceanography, office and factory automation,  networking,  robotics,  and video. A portion of the Fund's assets may be invested outside of this sector.  The Sub-advisor uses a bottom-up  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals  and growth  prospects  when selecting  securities.  In general,  the Fund  emphasizes  strongly  managed  companies  that the  Sub-advisor  believes  will generate above-average  growth rates for the next three to five years.  The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

A core portion of the Fund's portfolio is invested in market-leading  technology  companies that the Sub-advisor believes will maintain or improve their market share  regardless of overall economic  conditions.  These companies are usually large,  established  firms that are leaders in their  field and have a strategic  advantage  over many of their  competitors.  The  remainder  of the Fund's  portfolio consists of faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

The ASAF  INVESCO  Health  Sciences  Fund will  invest,  under  normal  circumstances,  at least 80% of the value of its  assets in the securities of companies that develop,  produce or distribute  products or services  related to health care.  These  companies  include, but are not limited to, medical equipment or supplies,  pharmaceuticals,  health care facilities,  and applied research and development of new  products or services.  A portion of the Fund's  assets is not  required to be invested in the sector.  To  determine  whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other  available  information,  the Sub-advisor  determines  that its primary  business is within the health sciences sector.

The Fund is aggressively  managed.  It primarily invests in equity  securities that the Sub-advisor  believes will rise in price faster than other  securities,  as well as options and other  investments  whose  values are based upon the values of equity  securities.  The
Sub-advisor uses a "bottom up" investment  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

The ASAF  ProFund  Managed OTC Fund  (formerly,  the ASAF Rydex  Managed OTC Fund)  pursues its  objective  by  investing  primarily in securities of companies  included in the NASDAQ 100 Index (the "NASDAQ 100") (or equity securities that, in the Sub-advisor's  opinion, should simulate the movement of the NASDAQ 100) and leveraged  instruments,  such as futures  contracts,  options and swaps relating to the NASDAQ 100. The NASDAQ 100 is a modified  capitalization-weighted  index  composed of the equity  securities  of 100 of the largest non-financial  companies listed on the National  Association of Securities  Dealers Automated  Quotations  System. The Sub-advisor will attempt to  consistently  use  leveraged  instruments  to increase  the Fund's  exposure to 125% of the NASDAQ 100. If the  Sub-advisor achieves  this goal,  the value of the Fund's shares will tend to increase on a daily basis by 125% of the value of any increase in the
NASDAQ 100.  When the value of the NASDAQ 100  declines,  the value of the Fund's  shares should also decrease on a daily basis by 125%
of the value of any decrease in the Index (e.g.,  if the NASDAQ 100 goes down by 5%, the value of the Fund's  shares  should go down by
6.25% on that day).

The  Sub-advisor  uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation  to the NASDAQ 100, while  remaining  fully  invested in all market  environments.  While it is not expected that the  performance of the Fund will deviate more than 10% from the Fund's goal of achieving  results  corresponding  to 125% of the return of the NASDAQ 100,  certain  factors may affect  the Fund's  ability  to achieve  this  correlation.  The  Sub-advisor  will  monitor  the Fund on an  ongoing  basis,  and make adjustments, as necessary, to minimize tracking error and to maximize liquidity.

The ASAF  Alliance  Growth Fund  normally  invests at least 80% of its total assets in the equity  securities  of U.S.  companies.  For purposes of the Fund, a non-U.S.  company is a company that (i) is organized  outside the United States,  (ii) has its principal  place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally,  about 40-60 companies will be represented in the Fund, with the 25 companies most highly regarded by the Sub-advisor  usually  constituting  approximately 70% of the Fund 's net assets.  The
Fund is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally follows a primary research  universe of more than 500 companies that have strong  management,  superior  industry  positions,  excellent  balance sheets and superior  earnings  growth  prospects.  An emphasis is placed on identifying  companies  whose  substantially  above average prospective earnings growth is not fully reflected in current market valuations.

During market declines,  while adding to positions in favored stocks,  the Fund becomes somewhat more  aggressive,  gradually  reducing the number of companies  represented in its  portfolio.  Conversely,  in rising  markets,  while  reducing or eliminating  fully valued positions,  the Fund becomes somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.
The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The ASAF Marsico Capital Growth Fund will pursue its objective by investing  primarily in common stocks.  The Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Fund, the Sub-advisor  uses an approach that combines "top down" economic  analysis with "bottom up"
stock selection.  The "top-down"  approach takes into  consideration  such  macro-economic  factors as interest rates,  inflation,  the regulatory  environment,  and the global  competitive  landscape.  In  addition,  the  Sub-advisor  examines  such  factors as the most attractive global investment  opportunities,  industry  consolidation,  and the  sustainability of economic trends. As a result of this
"top down" analysis, the Sub-advisor  identifies sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies  with  earnings  growth  potential  that may not be recognized by the market at large. In determining  whether a particular  company is appropriate for investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power, solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity,  and the ability to generate free cash flow),  strong management, and reasonable valuations in the context of projected growth rates.

The ASAF Goldman Sachs Concentrated  Growth Fund (formerly,  the ASAF Janus Capital Growth Fund) will pursue its objective by investing primarily in equity  securities.  Equity securities  include common stocks,  preferred stocks warrants and securities  convertible into or  exchangeable  for common or preferred  stocks.  Investments  will be in companies that the  Sub-advisor  believes have potential to achieve  capital  appreciation  over the  long-term.  The Fund seeks to achieve its  investment  objective by  investing,  under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

The ASAF  DeAM  Large-Cap  Growth  Fund will  invest,  under  normal  circumstances,  at least 80% of the value of its  assets in large capitalization  companies.  The Fund pursues its  investment  objective by normally  investing  primarily in the equity  securities  of large sized companies included in the Russell 1000(R)Growth Index.  Equity securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell  1000(R)Growth
Index,  but which  outperforms  the Russell  1000(R)Growth Index  through  active stock  selection.  The Russell 1000(R)Growth Index is a market capitalization index that measures the performance of large,  established  companies with above average growth prospects.  As of
September 30, 2001,  the average  market  capitalization  of the companies in the Russell  1000(R)Growth Index was  approximately  $12.7 billion and the median market  capitalization  was  approximately  $2.9 billion.  The size of the companies in the Russell 1000(R)Growth
Index will change with market  conditions.  The  targeted  tracking  error of this Fund is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation may be higher.  For purposes of this Fund,  the strategy of  attempting to correlate a stock  portfolio's market risk with that of a particular  index, in this case the Russell 1000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including  earnings  growth rate, analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments,  long-term  capital  appreciation will take precedence over short range market  fluctuations.  However,  the Fund may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

The ASAF T. Rowe Price Tax Managed Fund will invest  primarily in  large-capitalization  stocks  selected mainly from the 1,000 largest
U.S.  companies.  Stock selection is based on a combination of fundamental,  bottom-up  analysis and top-down  quantitative  strategies that seek to identify companies with superior  long-term  appreciation  prospects.  Generally the Sub-advisor uses a growth approach to stock  selection,  looking  for  companies  with one or more of the  following  characteristics:  a  demonstrated  ability to  increase revenues,  earnings,  and cash flow  consistently;  capable  management;  attractive  business  niches;  and a sustainable  competitive advantage.  Valuation  measures,  such as a company's  price/earnings  ratio  relative to the market and its own growth  rate,  and its dividend yield relative to the market, are also considered.

Generally,  the Fund will limit  exposure  to  high-yielding  stocks.  However,  the payment of  dividends  - even  higher-than-average dividends - does not disqualify a stock from  consideration  for the Fund's  portfolio.  The Fund seeks  long-term  appreciation  while minimizing taxable  distributions of capital gains and dividends.  This approach should reduce the negative effects of federal taxation and should increase  after-tax  returns  compared with similar funds that do not make tax efficiency a primary focus. To accomplish the
Fund's goal of minimizing  taxable  distributions,  the Sub-advisor  will strive to avoid realizing  capital gains by limiting sales of existing  holdings.  However,  gains  may be  realized  when it is  believed  that  the  risk  of  holding  a  security  outweighs  tax considerations.  When gains are taken,  the  Sub-advisor  will  attempt to offset them with losses from other  securities.  This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

The ASAF  Alliance/Bernstein  Growth + Value Fund will  invest  primarily  in common  stocks of large U.S.  companies  included  in the
Russell 1000(R)Index (the "Russell 1000(R)").  The Russell 1000(R)is a market  capitalization-weighted  index that measures the performance of the 1,000  largest U.S.  companies.  As of September 30, 2002,  the average  market  capitalization  of the companies in the Russell
1000(R)Index was approximately $8.6 billion.

Normally,  about 60-85 companies will be represented in the Fund,  with 25-35  companies  primarily from the Russell 1000(R)Growth Index
(the "Growth Index")  constituting  approximately  50% of the Fund's net assets,  and 35-50 companies  primarily from the Russell 1000(R)
Value Index (the  "Value  Index")  constituting  the  remainder  of the Fund's net assets.  Daily cash flows  (that is,  purchases  and reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided  between the two portfolio  segments for purposes of maintaining the targeted allocation between growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected that the  allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is possible that this  deviation may be higher.  Factors such as market  fluctuation,  economic  conditions,  corporate  transactions  and declaration of dividends may result in deviations  from the Target  Allocation.  In the event the allocation of assets to the portfolio segments differs by more than 10% from the Target  Allocation  (e.g., 60% of the Fund's net assets invested in growth stocks and 40% of the Fund's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a consequence,  assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other.  Rebalancing will entail transaction costs which over time may be significant.

The ASAF Sanford  Bernstein  Core Value Fund will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects  that the  majority  of the  Fund's  assets  will be  invested  in the  common  stocks  of large  companies  that  appear to be undervalued.  Among other things,  the Fund seeks to identify  compelling buying  opportunities  created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects  remain sound. The
Sub-advisor's  investment  approach  is  value-based  and  price-driven,  and it relies on the  intensive  fundamental  research of its internal research staff to identify these buying opportunities in the marketplace.

Fund  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the  Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The Sub-advisor relates  present  value of each  company's  forecasted  future  cash flow to the  current  price of its stock.  The  Sub-advisor  ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

The ASAF  DeAM  Large-Cap  Value  Fund will  invest,  under  normal  circumstances,  at least  80% of the value of its  assets in large capitalization  companies.  The Fund pursued its  investment  objective by normally  investing  primarily in the equity  securities  of large sized companies  included in the Russell 1000(R)Value Index.  Equity securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio  of equity  securities  which  approximates  the market risk of those stocks  included in the Russell  1000(R)Value
Index, but which  outperforms the Russell 1000(R)Value Index through active stock  selection.  The Russell 1000(R)Value Index is a market capitalization  index that measures the  performance of large,  established  companies  trading at discounts to their fair value. As of
September  30, 2001,  the average  market  capitalization  of the  companies in the Russell  1000(R)Value Index was  approximately  $9.9 billion and the median  market  capitalization  was  approximately  $3 billion.  The size of the  companies in the Russell  1000(R)Value
Index will change with market  conditions.  The  targeted  tracking  error of this Fund is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation may be higher.  For purposes of this Fund,  the strategy of  attempting to correlate a stock  portfolio's market risk with that of a particular  index,  in this case the Russell 1000(R)Value Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a value stock,  including  earnings  growth rate, analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments,  long-term  capital  appreciation will take precedence over short range market  fluctuations.  However,  the Fund may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

Principal Risks:
---------------

All of the  capital  growth  funds are  equity  funds,  and the  primary  risk of each is that the value of the  stocks  they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the  particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

The risk to which the capital  growth funds are subject  depends in part on the size of the companies in which the  particular  fund or portfolio  invests.  Securities of smaller  companies tend to be subject to more abrupt and erratic price  movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial resources.  Market capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the ASAF
PBHG  Small-Cap  Growth  Fund,  the ASAF DeAM  Small-Cap  Growth Fund and the ASAF Gabelli  Small-Cap  Value Fund can be expected to be subject to the highest  degree of risk relative to the other  capital  growth funds.  The ASAF Goldman Sachs Mid-Cap  Growth Fund,  the
ASAF Neuberger  Berman  Mid-Cap Growth Fund and the ASAF Neuberger  Berman Mid-Cap Value Fund can be expected to be subject to somewhat less risk, and the ASAF Alliance  Growth Fund, the ASAF Marsico Capital Growth Fund, the ASAF Goldman Sachs  Concentrated  Growth Fund,
the ASAF DeAM  Large-Cap  Growth Fund, the ASAF T. Rowe Price Tax Managed Fund,  the ASAF  Alliance/Bernstein  Growth + Value Fund, the
ASAF Sanford  Bernstein  Core Value Fund,  the ASAF DeAM  Large-Cap  Value Fund and the ASAF ProFund  Managed OTC Fund to somewhat less risk than the mid-cap funds.  The ASAF ProFund  Managed OTC Fund,  however,  will likely be subject to a greater level of risk than the average  large-cap fund because the Fund seeks to magnify its  investment  results  relative to its benchmark  index and because of the relatively  volatile  nature of the  securities in which it will invest.  The Fund employs  leverages and other  investment  techniques that may be  considered  aggressive.  The ASAF Alger All-Cap  Growth Fund and the ASAF Gabelli  All-Cap Value Fund may invest in equity securities without regard to capitalization, and may include large and small companies at the same time.

The ASAF Gabelli  Small-Cap  Value Fund,  the ASAF Neuberger  Berman Mid-Cap Value Fund, the ASAF Gabelli  All-Cap Value Fund, the ASAF
Sanford  Bernstein  Core Value Fund and the ASAF DeAM  Large-Cap  Value Fund take a value  approach to  investing,  while the ASAF PBHG
Small-Cap  Growth Fund,  the ASAF DeAM Small-Cap  Growth Fund,  the ASAF Goldman Sachs Mid-Cap  Growth Fund, the ASAF Neuberger  Berman
Mid-Cap  Growth Fund, the ASAF Alger All-Cap  Growth Fund,  the ASAF Alliance  Growth Fund,  the ASAF Marsico  Capital Growth Fund, the
ASAF Goldman Sachs  Concentrated  Growth Fund, the ASAF DeAM Large-Cap  Growth Fund, the ASAF ProFund  Managed OTC Fund and the ASAF T.
Rowe Price Tax  Managed  Fund take a growth  approach.  Value  stocks  are  believed  to be selling at prices  lower than what they are actually  worth,  while  growth  stocks are those of companies  that are  expected to grow at  above-average  rates.  A fund  investing primarily  in growth  stocks will tend to be subject to more risk than a value  fund,  although  this will not always be the case.  The
ASAF Alliance/Bernstein Growth + Value Fund, will include both value and growth stocks.

The ASAF Goldman  Sachs Mid-Cap  Growth Fund and the ASAF ProFund  Managed OTC Fund are subject to an  additional  risk factor  because they may be less  diversified  than most equity  funds and,  therefore,  a single  security's  increase or decrease in value may have a greater  impact on these Funds' share price and total return.  Because of this,  these Funds' share prices may be expected to fluctuate more than comparable diversified funds.

The ASAF  INVESCO  Technology  Fund and the ASAF INVESCO  Health  Sciences  Fund are subject to  additional  risk factors  because they concentrate  their investments in specific market sectors.  These  investments could experience  sharper price declines than the market as a whole when  conditions are unfavorable for the particular  sector.  Many of the products and services  offered by companies in the technology  sector are subject to rapid  obsolescence,  which may reduce the value of the  securities of those  companies.  Many faster growing  health care  companies  have limited  operating  histories and their  potential  profitability  may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices.

Growth and Income Funds:

Fund:                        Investment Goal:               Primary Investments:
----                         ---------------                -------------------

Sanford Bernstein Managed     To outperform the S&P 500(R)   The Fund invests primarily in common stocks included in the
Index 500 Fund                Stock Index                    S&P 500(R).

Alliance Growth and Income   Long term capital  growth and  The Fund invests  primarily in common stocks that are believed to
Fund                         income                         be  selling  at  reasonable   valuations  in  relation  to  their
                                                            fundamental business prospects.

MFS Growth with Income Fund  Long-term  growth of  capital  The  Fund  invests   primarily  in  common   stocks  and  related
                             with  a  secondary  objective  securities.
                             to  seek  reasonable  current
                             income

INVESCO Capital Income Fund  Capital  growth  and  current  The  Fund  invests  primarily  in   dividend-paying   common  and
                             income                         preferred  stocks,  and  to  a  lesser  extent  in  fixed  income securities.

American Century Strategic   Capital  growth  and  current  The Fund  normally  invests  approximately  60% of its  assets in
Balanced Fund                income                         equity  securities  and the  remainder  in bonds and other  fixed income securities.

Principal Investment Strategies:
-------------------------------

The ASAF Sanford  Bernstein  Managed Index 500 Fund will invest,  under normal  circumstances,  at least 80% of its total assets in the securities  included in the Standard & Poor's 500 Composite  Stock Price Index (the "S&P 500(R)").  The Fund seeks to outperform  the S&P
500(R)through stock  selection  resulting in different  weightings of common stocks  relative to the index.  The S&P 500(R)is an index of
500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to  outperform  the S&P 500(R),  the  Sub-advisor  starts with a portfolio  of stocks  representative  of the  holdings of the index.  It then uses a set of  fundamental,  quantitative  criteria  that are  designed to  indicate  whether a  particular  stock will predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor  determines  whether the Fund should over-weight,  under-weight  or hold a  neutral  position  in the  stock  relative  to the  proportion  of the S&P 500(R)that the  stock represents.  In addition,  the  Sub-advisor may determine  based on the  quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Fund in any amount,  and (2) certain equity  securities  that are not included in the S&P 500(R)should be held by the
Fund.  The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500(R).

While the Fund attempts to  outperform  the S&P 500(R), it is not expected that any  outperformance  will be  substantial.  The Fund also may underperform the S&P 500(R)over short or extended periods.

The ASAF Alliance Growth and Income Fund normally will invest in common stocks (and securities convertible into common stocks).

The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the Fund's assets invested in securities that are selling  at  reasonable  valuations  in  relation  to their  fundamental  business  prospects.  In doing so,  the Fund may  forgo  some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

In seeking to achieve its  objective,  the Fund invests  primarily in the equity  securities  of U.S.  companies  that the  Sub-advisor believes are  undervalued.  The Sub-advisor  believes that, over time,  stock prices (of companies in which the Fund invests) will come to reflect the companies'  intrinsic economic values.  The Sub-advisor uses a disciplined  investment process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The ASAF MFS Growth with Income Fund will invest,  under normal market conditions,  at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts.  The stocks in which the Fund invests generally  will pay  dividends.  While the Fund may invest in  companies of any size,  the Fund  generally  focuses on  companies  with larger market  capitalizations  that the Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations based on current and expected earnings or cash flow.

The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The ASAF  INVESCO  Capital  Income  Fund seeks to achieve  its  objective  by  investing  in  securities  that are  expected to produce relatively  high  levels of income  and  consistent,  stable  returns.  The Fund  normally  will  invest at least 65% of its  assets in dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Equity  securities  include common  stocks,  preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.

Up to 30% of the Fund's  assets  may be  invested  in equity  securities  that do not pay  regular  dividends.  In  addition,  the Fund normally will have some portion of its assets  invested in debt securities or convertible  bonds.  The Fund may invest up to 25% of its total  assets in  foreign  securities,  including  securities  of issuers in  countries  considered  to be  developing.  These  foreign investments may serve to increase the overall risks of the Fund.

The Sub-advisor to the ASAF American  Century  Strategic  Balanced Fund intends to maintain  approximately  60% of the Fund's assets in equity  securities and the remainder in bonds and other fixed income  securities.  With the equity portion of the Fund, the Sub-advisor utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer technology.  In the first step, the
Sub-advisor ranks stocks,  primarily the 1,500 largest publicly traded U.S. companies  (measured by the value of their stock) from most attractive to least  attractive.  These  rankings are  determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among  others.  To measure  growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings  and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio  optimization.  In portfolio  optimization,  the Sub-advisor uses a computer to build a portfolio of stocks from the ranking  described  earlier  that it thinks will  provide the best  balance  between risk and expected  return.  The goal is to create an equity  portfolio  that  provides  better  returns than the S&P 500(R)Index without taking on significant additional risk.

The Sub-advisor  intends to maintain  approximately 40% of the Fund's assets in fixed income securities.  Up to 20% of the Fund's fixed income  securities will be invested in foreign fixed income  securities.  These  percentages  will fluctuate and may be higher or lower depending on the mix the Sub-advisor  believes will be most appropriate for achieving the Fund's  objectives.  The fixed income portion of the Fund is invested in a diversified  portfolio of government  securities,  corporate fixed income securities,  mortgage-backed and asset-backed  securities,  and similar  securities.  The Sub-advisor's  strategy is to actively manage the Fund by investing the Fund's fixed income  assets in sectors it believes  are  undervalued  (relative to the other  sectors)  and which  represent  better  relative long-term investment opportunities.

The Sub-advisor will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will be in the 3-to 10-year range.

Principal Risks:
---------------

Both equity securities (e.g.,  stocks) and fixed income securities (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income funds and  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the  growth and  income  funds are  subject  is likely to be  somewhat  less than a fund  investing  exclusively  for  capital  growth.
Nonetheless, the share prices of the growth and income funds can decline substantially.

The ASAF Sanford  Bernstein  Managed Index 500 Fund, the ASAF MFS Growth with Income Fund, and the ASAF Alliance Growth and Income Fund
invest  primarily  in equity  securities.  The ASAF  INVESCO  Capital  Income Fund invests  primarily  in equity  securities,  but will normally invest some of its assets in fixed income  securities.  The ASAF American Century  Strategic  Balanced Fund generally  invests in both equity and fixed income  securities.  The values of equity  securities  tend to fluctuate  more widely than the values of fixed income  securities.  Therefore,  those growth and income  portfolios that invest primarily in equity  securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

Each of the Funds that makes  significant  investments  in fixed income  securities  may invest to some degree in  lower-quality  fixed income  securities,  which are  subject  to greater  risk that the  issuer may fail to make  interest  and  principal  payments  on the securities  when due.  Each of these Funds  generally  invests in  intermediate-  to long-term  fixed income  securities.  Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

The ASAF American  Century  Strategic  Balanced Fund generally  takes a growth  approach to investing in equity  securities,  while the other growth and income funds take a value  approach.  Growth stocks are those of companies that are expected to grow at  above-average rates,  while value stocks are believed to be selling at prices lower than what they are actually  worth.  A fund  investing  primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Because the ASAF Sanford Bernstein  Managed Index 500 Fund invests  primarily in equity  securities  included in the S&P 500(R), and some of these  securities do not produce  income,  the Fund may be subject to a greater level of risk than a fund that invests  primarily in income-producing securities.

Fixed Income Funds:

Fund:                        Investment Goal:               Primary Investments:
----                         ---------------                -------------------

Federated High Yield Bond    High current income            The  Fund  invests   primarily  in  lower-quality   fixed  income
Fund                                                        securities.

PIMCO Total Return Bond      Maximize     total    return,  The  Fund  invests  primarily  in  higher-quality   fixed  income
Fund                         consistent with  preservation  securities  of varying  maturities,  so that the Fund's  expected
                             of capital                     average duration will be from three to six years.

Money Market Fund            Maximize  current  income and  The   Fund   invests   in    high-quality,    short-term,    U.S.
                             maintain   high   levels   of  dollar-denominated instruments.
                             liquidity

Principal Investment Strategies:
-------------------------------

The ASAF Federated High Yield Bond Fund will invest, under normal  circumstances,  at least 80% of the value of its assets in corporate fixed income  securities  that are BBB and below in Standard & Poor's rating or Baa and below in Moody's  rating.  The Fund will invest primarily in fixed income securities which may include preferred stocks,  convertible securities,  bonds, debentures,  notes, equipment lease  certificates  and  equipment  trust  certificates.  There is no lower  limit on the rating of  securities  in which the Fund may invest.  The Fund may purchase or hold securities rated in the lowest rating category or securities in default.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The Sub-advisor  will perform its own credit analysis in addition to using rating  organizations  and other sources,  and may have discussions with the issuer's  management or other investment  analysts  regarding  issuers.  The  Sub-advisor's credit analysis will consider the issuer's financial  soundness,  its  responsiveness to changing business and market  conditions,  and its anticipated  cash flow and earnings.  In evaluating an issuer,  the Sub-advisor  places special  emphasis on the estimated  current value of the issuer's assets rather than their historical cost.

         Diversification.  The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

         Economic Analysis.  The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.

The ASAF PIMCO  Total  Return  Bond Fund will  invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities.  Fixed income securities include:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Fund  holdings  will be  concentrated  in areas of the bond  market that the  Sub-advisor  believes to be  relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities selection techniques.  The proportion of the Fund's assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the
Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Fund will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Fund  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The Fund can and routinely does invest in certain complex fixed income securities  (including  mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed income  funds do not utilize.  The Fund may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds")  (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The ASAF  Money  Market  Fund  will  invest in  high-quality,  short-term,  U.S.  dollar  denominated  corporate,  bank and  government obligations.  Under the regulatory  requirements  applicable to money market funds, the Fund must maintain a weighted average portfolio maturity of not more than 90 days and invest in  securities  that have  effective  maturities  of not more than 397 days.  In addition, the Fund will limit its investments to those  securities  that, in accordance with guidelines  adopted by the Directors of the Company, present minimal credit risks.  The Fund will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally  recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

The risk of a fund investing  primarily in fixed income  securities is determined  largely by the quality and maturity  characteristics of its  portfolio  securities.  Lower-quality  fixed  income  securities  are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due.  Fixed income  securities  with longer  maturities  (or  durations)  are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

As a fund that invests primarily in lower-quality  fixed income securities,  the ASAF Federated High Yield Bond Fund will be subject to a level of risk that is high  relative to other fixed income  funds,  and which may be  comparable to or higher than some equity funds.
Like equity securities,  lower-quality  fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality  fixed income  securities.  An economic  downturn may adversely  affect the value of lower-quality  securities,  and the trading market for such securities is generally less liquid than the market for higher-quality securities.

As a fund that invests  primarily in  high-quality  fixed income  securities  of medium  duration,  the level of risk to which the ASAF
PIMCO Total Return Bond Fund is subject can be expected to be less than most equity  funds.  Nonetheless,  the fixed income  securities held by the Fund can  decline in value  because of changes  in their  quality,  in market  interest  rates,  or for other  reasons.  In addition,  while the complex  fixed  income  securities  invested in and  investment  practices  engaged in by the Fund are designed to increase its return or hedge its investment, these securities and practices may increase the risk to which the Fund is subject.

The ASAF Money Market Fund seeks to preserve the value of your  investment at $1.00 per share,  but it is still  possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal  Deposit  Insurance  Corporation or any
other  government  agency.  For  instance,  the issuer or  guarantor  of a portfolio  security  or the other party to a contract  could default on its  obligation,  and this could cause the Fund's net asset value to fall below $1. In  addition,  the income  earned by the
Fund will fluctuate based on market  conditions,  interest rates and other factors.  In a low interest rate environment,  the yield for the Fund, after deduction of operating  expenses,  may be negative even though the yield before deducting such expenses is positive.  A negative  yield may also cause the Fund's net asset value to fall below $1. The Investment  Manager may decide to reimburse  certain of these  expenses to the Fund in order to maintain a positive  yield,  however it is under no  obligation to do so and may cease doing so at any time without prior notice.

PAST PERFORMANCE

         The bar  charts  show the  performance  of the Class A shares of each  Fund for each full  calendar  year the Fund has been in operation.  The first table below each bar chart shows each such  Fund's  best and worst  quarters  during the periods  included in the bar chart.  The second  table  shows the  average  annual  total  returns  before  taxes for each Class of each Fund for 2002 and since inception,  as well as the average annual total returns after taxes on distributions  and after taxes on distributions  and redemptions for Class A shares of each Fund (other than the ASAF Money Market Fund) for 2002 and since inception.

         This  information may help provide an indication of each Fund's risks by showing changes in performance  from year to year and by comparing the Fund's  performance  with that of a broad-based  securities  index.  The average annual figures reflect sales charges;
the other figures do not, and would be lower if they did. All figures  assume  reinvestment  of dividends.  Past  performance  does not necessarily  indicate how a Fund will perform in the future.  No  performance  information  is included for those Funds that  commenced operations after January, 2002 (the ASAF DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap Value Fund).

                                                  (To be provided by future amendment)

 (The following paragraph appears below the bar charts for the ASAF Strong International Equity Fund, ASAF William Blair International
   Growth Fund, ASAF DeAM International Equity Fund, ASAF PBHG Small-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF
       Neuberger Berman Mid-Cap Value Fund, ASAF Marsico Capital Growth Fund and the ASAF Goldman Sachs Concentrated Growth Fund:

                  Part of the  historical  performance of the Fund is due to purchases of securities  sold in Initial Public  Offerings
                  ("IPOs") that materially  affected the performance of the Fund. The effect of IPOs on the Fund's performance  depends on a variety of factors  including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value,  and the asset base of the Fund.  Although Funds may purchase IPOs, not all such  purchases may materially  affect  performance.  There is no guarantee  that the Fund's  investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

 (Each Fund contains this disclosure following each bar chart:

                  After-tax  returns are shown for Class A shares only.  The after-tax  returns for other Classes will vary.  After-tax returns are calculated using the historical  highest  individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  During periods of negative NAV  performance,  the after-tax  returns assume the investor  receives a write-off at the historical  highest  individual  federal marginal income rate. Actual after-tax returns  depend on an  investor's  tax  situation  and may differ from those  shown,  and  after-tax  returns are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred  arrangements  such as 401(k)  plans or individual retirement accounts.)

EXPENSE INFORMATION

..........The maximum  transaction costs and total annual operating  expenses  associated with investing in Class A, Class B, Class C or
Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES:
(fees paid directly from your investment)
                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:                          (other than Class A shares of
                                                                                                 Money Market Fund)(1)
                                              Class A      Class B & X     Class C          Class A    Class B & X    Class C
                                              -------      -----------     -------          -------    -----------    -------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None           1.00%            5.75%        None         1.00%
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(2)       6.00%(3)       1.00%(3)         None(2)
(Load) (as % of original purchase                                                                      6.00%(3)     1.00%(3)
price)
Redemption Fee                                  None(4)       None(4)        None(4)          None(4)      None(4)      None(4)
Exchange Fee                                    None          None           None             None         None         None

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, in %)
ASAF Fund:                       Management                     Other       Total Annual      Fee     Waivers  Net Annual  Fund
                                 Fees             Distribution  Expenses    Fund Operating    and     Expense  Operating
                                                 And Service                Expenses          Reimbursement(6) Expenses
                                                 (12b-1)
                                                 Fees(5)
-------------------------------- --------------- -------------- ----------- ----------------- ---------------- -----------------
Strong International Equity
     Class A                             1.10            0.50        1.03         2.63              (0.53)             2.10
     Class B                             1.10            1.00        1.04         3.14              (0.54)             2.60
     Class C                             1.10            1.00        1.02         3.12              (0.52)             2.60
     Class X                             1.10            1.00        1.05         3.15              (0.55)             2.60
William Blair Intl Growth
     Class A                             1.00            0.50        0.56         2.16              (0.10)             2.06
     Class B                             1.00            1.00        0.56         2.66              (0.10)             2.56
     Class C                             1.00            1.00        0.56         2.66              (0.10)             2.56
     Class X                             1.00            1.00        0.56         2.66              (0.10)             2.56
American Century Intl Growth
     Class A                             1.00            0.50        1.14         2.64              (0.54)             2.10
     Class B                             1.00            1.00        1.14         3.14              (0.54)             2.60
     Class C                             1.00            1.00        1.14         3.14              (0.54)             2.60
     Class X                             1.00            1.00        1.13         3.13              (0.53)             2.60
DeAM International Equity
     Class A                             1.10            0.50        1.51         3.11              (0.91)             2.20
     Class B                             1.10            1.00        1.52         3.62              (0.92)             2.70
     Class C                             1.10            1.00        1.53         3.63              (0.93)             2.70
     Class X                             1.10            1.00        1.53         3.63              (0.93)             2.70
PBHG Small-Cap Growth
     Class A                             0.90            0.50        0.64         2.04              (0.24)             1.80
     Class B                             0.90            1.00        0.64         2.54              (0.24)             2.30
     Class C                             0.90            1.00        0.64         2.54              (0.24)             2.30
     Class X                             0.90            1.00        0.64         2.54              (0.24)             2.30
DeAM Small-Cap Growth
     Class A                             0.95            0.50        1.20         2.65              (0.75)             1.90
     Class B                             0.95            1.00        1.18         3.13              (0.73)             2.40
     Class C                             0.95            1.00        1.18         3.13              (0.73)             2.40
     Class X                             0.95            1.00        1.18         3.13              (0.73)             2.40
Gabelli Small-Cap Value
     Class A                             1.00            0.50        0.59         2.09              (0.19)             1.90
     Class B                             1.00            1.00        0.59         2.59              (0.19)             2.40
     Class C                             1.00            1.00        0.59         2.59              (0.19)             2.40
     Class X                             1.00            1.00        0.59         2.59              (0.19)             2.40
Goldman Sachs Mid-Cap Growth
     Class A                             1.00            0.50        1.45         2.95              (1.05)             1.90
     Class B                             1.00            1.00        1.37         3.37              (0.97)             2.40
     Class C                             1.00            1.00        1.40         3.40              (1.00)             2.40
     Class X                             1.00            1.00        1.47         3.47              (1.07)             2.40
Neuberger Berman Mid-Cap Growth
     Class A                             0.90            0.50        0.60         2.00              (0.15)             1.85
     Class B                             0.90            1.00        0.61         2.51              (0.16)             2.35
     Class C                             0.90            1.00        0.61         2.51              (0.16)             2.35
     Class X                             0.90            1.00        0.61         2.51              (0.16)             2.35
Neuberger Berman Mid-Cap Value
     Class A                             0.90            0.50        0.51         1.91              (0.06)             1.85
     Class B                             0.90            1.00        0.51         2.41              (0.06)             2.35
     Class C                             0.90            1.00        0.51         2.41              (0.06)             2.35
     Class X                             0.90            1.00        0.51         2.41              (0.06)             2.35
Alger All-Cap Growth
     Class A                             0.95            0.50        1.12         2.57              (0.72)             1.85
     Class B                             0.95            1.00        1.15         3.10              (0.75)             2.35
     Class C                             0.95            1.00        1.15         3.10              (0.75)             2.35
     Class X                             0.95            1.00        1.18         3.13              (0.78)             2.35
Gabelli All-Cap Value
     Class A                             0.95            0.50        0.87         2.32              (0.47)             1.85
     Class B                             0.95            1.00        0.86         2.81              (0.46)             2.35
     Class C                             0.95            1.00        0.86         2.81              (0.46)             2.35
     Class X                             0.95            1.00        0.86         2.81              (0.46)             2.35
INVESCO Technology
     Class A                             1.00            0.50        1.40         2.90              (1.00)             1.90
     Class B                             1.00            1.00        1.30         3.30              (0.90)             2.40
     Class C                             1.00            1.00        1.31         3.31              (0.91)             2.40
     Class X                             1.00            1.00        1.44         3.44              (1.04)             2.40
INVESCO Health Sciences
     Class A                             1.00            0.50        2.46         3.96              (2.06)             1.90
     Class B                             1.00            1.00        2.75         4.75              (2.35)             2.40
     Class C                             1.00            1.00        2.70         4.70              (2.30)             2.40
     Class X                             1.00            1.00        3.49         5.49              (3.09)             2.40
ProFund Managed OTC
     Class A                             0.85            0.50        1.24         2.59              (0.84)             1.75
     Class B                             0.85            1.00        1.28         3.13              (0.88)             2.25
     Class C                             0.85            1.00        1.29         3.14              (0.89)             2.25
     Class X                             0.85            1.00        1.38         3.23              (0.98)             2.25

Alliance Growth
     Class A                             0.90            0.50        0.66         2.06              (0.26)             1.80
     Class B                             0.90            1.00        0.65         2.55              (0.25)             2.30
     Class C                             0.90            1.00        0.65         2.55              (0.25)             2.30
     Class X                             0.90            1.00        0.64         2.54              (0.24)             2.30

Marsico Capital Growth
     Class A                             1.00            0.50        0.44         1.94              (0.14)             1.80
     Class B                             1.00            1.00        0.44         2.44              (0.14)             2.30
     Class C                             1.00            1.00        0.44         2.44              (0.14)             2.30
     Class X                             1.00            1.00        0.44         2.44              (0.14)             2.30
Goldman Sachs
Concentrated Growth
     Class A                             1.00            0.50        0.48         1.98              (0.23)             1.75
     Class B                             1.00            1.00        0.47         2.47              (0.22)             2.25
     Class C                             1.00            1.00        0.47         2.47              (0.22)             2.25
     Class X                             1.00            1.00        0.47         2.47              (0.22)             2.25
DeAM Large-Cap Growth(7)
     Class A                             0.90            0.50        0.63         2.03              (0.36)             1.67
     Class B                             0.90            1.00        0.63         2.53              (0.36)             2.17
     Class C                             0.90            1.00        0.63         2.53              (0.36)             2.17
     Class X                             0.90            1.00        0.63         2.53              (0.36)             2.17
T. Rowe Price Tax Managed
     Class A                             0.95            0.50        7.49         8.94              (7.14)             1.80
     Class B                             0.95            1.00        7.56         9.51              (7.21)             2.30
     Class C                             0.95            1.00        9.24         11.19             (8.89)             2.30
     Class X                             0.95            1.00        13.52        15.47             (13.17)            2.30
Alliance/Bernstein
Growth + Value
     Class A                             1.00            0.50        2.62         4.12              (2.27)             1.85
     Class B                             1.00            1.00        3.24         5.24              (2.89)             2.35
     Class C                             1.00            1.00        3.43         5.43              (3.08)             2.35
     Class X                             1.00            1.00        2.80         4.80              (2.45)             2.35
Sanford Bernstein Core Value
     Class A                             0.85            0.50        2.60         3.95              (2.25)             1.70
     Class B                             0.85            1.00        3.72         5.57              (3.37)             2.20
     Class C                             0.85            1.00        2.88         4.73              (2.53)             2.20
     Class X                             0.85            1.00        2.90         4.75              (2.55)             2.20
DeAM Large-Cap Value(7)
     Class A                             0.90            0.50        0.63         2.03              (0.38)             1.65
     Class B                             0.90            1.00        0.63         2.53              (0.38)             2.15
     Class C                             0.90            1.00        0.63         2.53              (0.38)             2.15
     Class X                             0.90            1.00        0.63         2.53              (0.38)             2.15
Sanford Bernstein
Managed Index 500
     Class A                             0.80            0.50        0.56         1.86              (0.36)             1.50
     Class B                             0.80            1.00        0.56         2.36              (0.36)             2.00
     Class C                             0.80            1.00        0.56         2.35              (0.35)             2.00
     Class X                             0.80            1.00        0.56         2.36              (0.36)             2.00
Alliance Growth and Income
     Class A                             1.00            0.50        0.44         1.94              (0.29)             1.65
     Class B                             1.00            1.00        0.44         2.44              (0.29)             2.15
     Class C                             1.00            1.00        0.44         2.44              (0.29)             2.15
     Class X                             1.00            1.00        0.44         2.44              (0.29)             2.15

MFS Growth with Income
     Class A                             1.00            0.50        0.93         2.43              (0.63)             1.80
     Class B                             1.00            1.00        0.91         2.91              (0.61)             2.30
     Class C                             1.00            1.00        0.93         2.93              (0.63)             2.30
     Class X                             1.00            1.00        0.91         2.91              (0.61)             2.30

INVESCO Capital Income
     Class A                             0.75            0.50        0.46         1.71              (0.04)             1.67
     Class B                             0.75            1.00        0.46         2.21              (0.04)             2.17
     Class C                             0.75            1.00        0.46         2.21              (0.04)             2.17
     Class X                             0.75            1.00        0.46         2.21              (0.04)             2.17
American   Century    Strategic
Balanced
     Class A                             0.90            0.50        0.51         1.91              (0.26)             1.65
     Class B                             0.90            1.00        0.51         2.41              (0.26)             2.15
     Class C                             0.90            1.00        0.51         2.41              (0.26)             2.15
     Class X                             0.90            1.00        0.51         2.41              (0.26)             2.15
Federated High Yield Bond
     Class A                             0.70            0.50        0.62         1.82              (0.32)             1.50
     Class B                             0.70            1.00        0.63         2.33              (0.33)             2.00
     Class C                             0.70            1.00        0.63         2.33              (0.33)             2.00
     Class X                             0.70            1.00        0.64         2.34              (0.34)             2.00
PIMCO Total Return Bond
     Class A                             0.65            0.50        0.39         1.54              (0.04)             1.50
     Class B                             0.65            1.00        0.41         2.06              (0.06)             2.00
     Class C                             0.65            1.00        0.41         2.06              (0.06)             2.00
     Class X                             0.65            1.00        0.42         2.07              (0.07)             2.00
Money Market
     Class A                             0.50            0.50        0.41         1.41              (0.00)             1.41
     Class B                             0.50            1.00        0.41         1.91              (0.00)             1.91
     Class C                             0.50            1.00        0.41         1.91              (0.00)             1.91
     Class X                             0.50            1.00        0.41         1.91              (0.00)             1.91
(1)  Class A shares of the ASAF Money Market Fund are sold without an initial sales charge (load).
(2) Under  certain  circumstances,  purchases  of Class A shares not  subject to an initial  sales  charge  (load) will be subject to a contingent  deferred sales charge (load)  ("CDSC") if redeemed  within 12 months of the calendar  month of purchase.  For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares."
(3) If you  purchase  Class B or X shares,  you do not pay an initial  sales charge but you may pay a CDSC if you redeem some or all of your shares  before the end of the  seventh (in the case of Class B shares) or eighth (in the case of Class X shares)  year after which you  purchased  such  shares.  The CDSC is 6%,  5%,  4%, 3%, 2%, 2% and 1% for  redemptions  of Class B shares  occurring  in years one through seven,  respectively.  The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for  redemptions of Class X shares  occurring in years one through  eight,  respectively.  No CDSC is charged after these periods.  If you purchase  Class C shares,  you may pay an initial sales charge of 1% and you may incur a CDSC if you  redeem  some or all of your  Class C shares  within  12 months of the  calendar  month of purchase.  For a discussion of the Class B, X and C CDSC, see this Prospectus under "How to Buy Shares."
(4) A $10 fee may be imposed for wire transfers of redemption  proceeds.  For an additional  discussion of wire  redemptions,  see this
Prospectus under "How to Redeem Shares."
(5) As  discussed  below under "How to Buy Shares -  Distribution  Plans," the Company has adopted  Plans under Rule 12b-1 to permit an affiliate of Company's  Investment  Manager to receive  brokerage  commissions  in connection  with the purchase and sale of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds.
(6) The Funds'  investment  manager has agreed to  reimburse  and/or waive fees for each Fund until at least March 1, 2004 so that each
Fund's operating expenses,  exclusive of taxes, interest,  brokerage commissions,  distribution fees and extraordinary expenses, do not exceed specified  percentages of the Fund's average net assets as follows:  ASAF Strong International Equity Fund - 1.60%; ASAF William
Blair  International  Growth Fund - 1.60%; ASAF American Century  International  Growth Fund -- 1.60%; ASAF DeAM  International  Equity
Fund -- 1.70%,  ASAF PBHG Small-Cap Growth Fund - 1.30%;  ASAF DeAM Small-Cap Growth Fund - 1.40%; ASAF Gabelli Small-Cap Value Fund --
1.40%;  ASAF Goldman Sachs Mid-Cap Growth Fund - 1.40%;  ASAF  Neuberger  Berman  Mid-Cap  Growth Fund - 1.35%;  ASAF Neuberger  Berman
Mid-Cap Value Fund - 1.35%; ASAF Alger All-Cap Growth Fund - 1.35%;  ASAF Gabelli All-Cap Value Fund - 1.35%;  ASAF INVESCO  Technology
Fund - 1.40%;  ASAF INVESCO Health  Sciences Fund - 1.40%;  ASAF ProFund  Managed OTC Fund - 1.25%;  ASAF Alliance Growth Fund - 1.30%;
ASAF Marsico  Capital Growth Fund - 1.30%;  ASAF Goldman Sachs  Concentrated  Growth Fund - 1.25%;  ASAF DeAM  Large-Cap  Growth Fund -
1.17%;  ASAF T. Rowe Price Tax Managed Fund - 1.30%; ASAF  Alliance/Bernstein  Growth + Value Fund - 1.35%; ASAF Sanford Bernstein Core
Value Fund - 1.20%;  ASAF DeAM  Large-Cap  Value Fund - 1.15%;  ASAF Sanford  Bernstein  Managed Index 500 Fund - 1.00%;  ASAF Alliance
Growth and Income Fund - 1.15%;  ASAF MFS Growth with Income Fund - 1.30%;  ASAF INVESCO  Capital  Income Fund -- 1.17%;  ASAF American
Century  Strategic  Balanced Fund -- 1.15%;  ASAF Federated High Yield Bond Fund -- 1.00%;  ASAF PIMCO Total Return Bond Fund -- 1.00%;
and ASAF Money Market Fund -- 1.00%.
(7) "Other Expenses" and "Estimated Distribution and Service Fees" shown are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLES

         This  example is intended to help you compare the cost of  investing  in the Funds with the cost of  investing in other mutual funds.

         Full  Redemption.  This Example  assumes that you invest $10,000 in a Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment has a 5% return each year,  that the Funds'
total  operating  expenses  remain the same, and that the Funds'  expense  waivers and  reimbursements  remain in effect until March 1,
2004.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Full Redemption
                                                    1 Year             3 Years              5 Years          10 Years
Strong International Equity
     Class A                                          $776             $1,298                $1,845             $3,331
     Class B                                          863               1,318                 1,798              3,293
     Class C                                          460               1,005                 1,674              3,460
     Class X                                          870               1,343                 1,942              3,505
William Blair International Growth
     Class A                                          772               1,203                 1,659              2,917
     Class B                                          859               1,217                 1,601              2,865
     Class C                                          457                 909                 1,487              3,056
     Class X                                          866               1,237                 1,736              3,060
American Century Intl Growth
     Class A                                          776               1,300                 1,849              3,340
     Class B                                          863               1,318                 1,798              3,295
     Class C                                          460               1,009                 1,682              3,477
     Class X                                          870               1,339                 1,934              3,487
DeAM International Equity
     Class A                                          785               1,399                 2,037              3,739
     Class B                                          873               1,424                 1,996              3,708
     Class C                                          470               1,116                 1,882              3,890
     Class X                                          880               1,452                 2,145              3,924
PBHG Small-Cap Growth
     Class A                                          747               1,156                 1,589              2,790
     Class B                                          833               1,168                 1,529              2,735
     Class C                                          431                 860                 1,416              2,929
     Class X                                          839               1,187                 1,662              2,929
DeAM Small-Cap Growth
     Class A                                          757               1,284                 1,836              3,335
     Class B                                          843               1,297                 1,777              3,277
     Class C                                          441                 988                 1,661              3,455
     Class X                                          849               1,320                 1,916              3,473
Gabelli Small-Cap Value
     Class A                                          757               1,175                 1,618              2,842
     Class B                                          843               1,187                 1,558              2,789
     Class C                                          441                 880                 1,445              2,981
     Class X                                          849               1,207                 1,692              2,983
Goldman Sachs Mid-Cap Growth
     Class A                                          757               1,342                 1,951              3,587
     Class B                                          843               1,346                 1,872              3,498
     Class C                                          441               1,042                 1,767              3,682
     Class X                                          849               1,390                 2,054              3,769
Neuberger Berman Mid-Cap Growth
     Class A                                          752               1,153                 1,578              2,757
     Class B                                          838               1,166                 1,521              2,709
     Class C                                          436                 859                 1,408              2,905
     Class X                                          844               1,185                 1,654              2,905
Neuberger Berman Mid-Cap Value
     Class A                                          752               1,135                 1,542              2,675
     Class B                                          838               1,146                 1,480              2,618
     Class C                                          436                 838                 1,367              2,814
     Class X                                          844               1,164                 1,612              2,810
Alger All-Cap Growth
     Class A                                          752               1,264                 1,801              3,262
     Class B                                          838               1,287                 1,760              3,236
     Class C                                          436                 978                 1,645              3,425
     Class X                                          844               1,315                 1,911              3,470
Gabelli All-Cap Value
     Class A                                          752               1,215                 1,704              3,044
     Class B                                          838               1,228                 1,643              2,988
     Class C                                          436                 919                 1,529              3,174
     Class X                                          844               1,248                 1,780              3,182
INVESCO Technology
     Class A                                          757               1,332                 1,932              3,546
     Class B                                          843               1,332                 1,844              3,442
     Class C                                          441               1,025                 1,732              3,607
     Class X                                          849               1,384                 2,042              3,743
INVESCO Health Sciences
     Class A                                          757               1,534                 2,328              4,386
     Class B                                          843               1,620                 2,402              4,520
     Class C                                          441               1,298                 2,262              4,696
     Class X                                          849               1,798                 2,836              5,332
ProFund Managed OTC
     Class A                                          743               1,259                 1,800              3,273
     Class B                                          828               1,283                 1,763              3,253
     Class C                                          426                 977                 1,652              3,453
     Class X                                          834               1,326                 1,943              3,550
Alliance Growth
     Class A                                          747               1,160                 1,597              2,808
     Class B                                          833               1,170                 1,533              2,747
     Class C                                          431                 862                 1,420              2,938
     Class X                                          839               1,187                 1,662              2,929
Marsico Capital Growth
     Class A                                          747               1,136                 1,550              2,698
     Class B                                          833               1,147                 1,488              2,642
     Class C                                          431                 840                 1,375              2,838
     Class X                                          839               1,166                 1,620              2,835
Goldman Sachs Concentrated Growth
     Class A                                          743               1,140                 1,561              2,731
     Class B                                          828               1,149                 1,496              2,669
     Class C                                          426                 841                 1,383              2,862
     Class X                                          834               1,167                 1,628              2,859
DeAM Large-Cap Growth(7)
     Class A                                          733               1,140                 1,572              2,769
     Class B                                          818               1,151                 1,511              2,715
     Class C                                          416                 844                 1,398              2,909
     Class X                                          824               1,170                 1,644              2,908
T. Rowe Price Tax Managed
     Class A                                          747               2,419                 3,961              7,315
     Class B                                          833               2,499                 4,001              7,354
     Class C                                          431               2,468                 4,348              8,120
     Class X                                          839               3,564                 5,808              9,531
Alliance/Bernstein Growth + Value
     Class A                                          752               1,560                 2,383              4,503
     Class B                                          838               1,711                 2,579              4,811
     Class C                                          436               1,435                 2,524              5,207
     Class X                                          844               1,656                 2,572              4,831
Sanford Bernstein Core Value
     Class A                                          738               1,515                 2,309              4,367
     Class B                                          823               1,762                 2,687              4,941
     Class C                                          421               1,286                 2,257              4,706
     Class X                                          829               1,632                 2,541              4,784
DeAM Large-Cap Value(7)
     Class A                                          735               1,142                 1,574              2,771
     Class B                                          820               1,153                 1,513              2,716
     Class C                                          418                 846                 1,400              2,910
     Class X                                          826               1,172                 1,646              2,910
Sanford Bernstein Managed Index 500
     Class A                                          719               1,093                 1,491              2,602
     Class B                                          803               1,102                 1,428              2,544
     Class C                                          401                 793                 1,311              2,733
     Class X                                          808               1,120                 1,559              2,735
Alliance Growth and Income
     Class A                                          733               1,123                 1,537              2,687
     Class B                                          818               1,133                 1,474              2,631
     Class C                                          416                 826                 1,362              2,827
     Class X                                          824               1,151                 1,606              2,823
MFS Growth with Income
     Class A                                          747               1,232                 1,742              3,137
     Class B                                          833               1,243                 1,679              3,076
     Class C                                          431                 939                 1,573              3,275
     Class X                                          839               1,264                 1,816              3,269
INVESCO Capital Income
     Class A                                          735               1,079                 1,446              2,475
     Class B                                          820               1,087                 1,381              2,415
     Class C                                          418                 780                 1,269              2,616
     Class X                                          826               1,105                 1,511              2,605
American Century Strategic Balanced
     Class A                                          733               1,117                 1,525              2,659
     Class B                                          818               1,127                 1,462              2,603
     Class C                                          416                 819                 1,349              2,799
     Class X                                          824               1,145                 1,594              2,795
Federated High Yield Bond
     Class A                                          571                 943                 1,340              2,446
     Class B                                          803               1,096                 1,415              2,513
     Class C                                          401                 789                 1,303              2,714
     Class X                                          808               1,115                 1,550              2,716
PIMCO Total Return Bond
     Class A                                          571                 887                 1,225              2,178
     Class B                                          803               1,040                 1,303              2,252
     Class C                                          401                 734                 1,192              2,461
     Class X                                          808               1,058                 1,435              2,454
Money Market
     Class A                                          144                 446                   771              1,691
     Class B                                          794               1,000                 1,232              2,103
     Class C                                          392                 694                 1,121              2,310
     Class X                                          799               1,015                 1,357              2,288

         No  Redemption.  You would pay the  following  expenses  based on the above  assumptions  except  that you do not redeem  your shares at the end of each period:

                                                     1 Year             3 Years              5 Years          10 Years
   Strong International Equity
        Class A                                        $776             $1,298                $1,845             $3,331
        Class B                                         263                918                 1,598              3,293
        Class C                                         360              1,005                 1,674              3,460
        Class X                                         270                943                 1,642              3,505
   William Blair International Growth
        Class A                                         772              1,203                 1,659              2,917
        Class B                                         259                817                 1,401              2,865
        Class C                                         357                909                 1,487              3,056
        Class X                                         266                837                 1,436              3,060
   American Century Intl Growth
        Class A                                         776              1,300                 1,849              3,340
        Class B                                         263                918                 1,598              3,295
        Class C                                         360              1,009                 1,682              3,477
        Class X                                         270                939                 1,634              3,487
   DeAM International Equity
        Class A                                         785              1,399                 2,037              3,739
        Class B                                         273              1,024                 1,796              3,708
        Class C                                         370              1,116                 1,882              3,890
        Class X                                         280              1,052                 2,145              3,924
   PBHG Small-Cap Growth
        Class A                                         747              1,156                 1,589              2,790
        Class B                                         233                768                 1,329              2,735
        Class C                                         331                860                 1,416              2,929
        Class X                                         239                787                 1,362              2,929
   DeAM Small-Cap Growth
        Class A                                         757              1,284                 1,836              3,335
        Class B                                         243                897                 1,577              3,277
        Class C                                         341                988                 1,661              3,455
        Class X                                         249                920                 1,616              3,473
   Gabelli Small-Cap Value
        Class A                                         757              1,175                 1,618              2,842
        Class B                                         243                787                 1,358              2,789
        Class C                                         341                880                 1,445              2,981
        Class X                                         249                807                 1,392              2,983
   Goldman Sachs Mid-Cap Growth
        Class A                                         757              1,342                 1,951              3,587
        Class B                                         243                946                 1,672              3,498
        Class C                                         341              1,042                 1,767              3,682
        Class X                                         249                990                 1,754              3,769
   Neuberger Berman Mid-Cap Growth
        Class A                                         752              1,153                 1,578              2,757
        Class B                                         238                766                 1,321              2,709
        Class C                                         336                859                 1,408              2,905
        Class X                                         244                785                 1,354              2,905
   Neuberger Berman Mid-Cap Value
        Class A                                         752              1,135                 1,542              2,675
        Class B                                         238                746                 1,280              2,618
        Class C                                         336                838                 1,367              2,814
        Class X                                         244                764                 1,312              2,810
   Alger All-Cap Growth
        Class A                                         752              1,264                 1,801              3,262
        Class B                                         238                887                 1,560              3,236
        Class C                                         336                978                 1,645              3,425
        Class X                                         244                915                 1,611              3,470
   Gabelli All-Cap Value
        Class A                                         752              1,215                 1,704              3,044
        Class B                                         238                828                 1,443              2,988
        Class C                                         336                919                 1,529              3,174
        Class X                                         244                848                 1,480              3,182
   INVESCO Technology
        Class A                                         757              1,332                 1,932              3,546
        Class B                                         243                932                 1,644              3,442
        Class C                                         341              1,025                 1,732              3,607
        Class X                                         249                984                 1,742              3,743
   INVESCO Health Sciences
        Class A                                         757              1,534                 2,328              4,386
        Class B                                         243              1,220                 2,202              4,520
        Class C                                         341              1,298                 2,262              4,696
        Class X                                         249              1,398                 2,536              5,332
   ProFund Managed OTC
        Class A                                         743              1,259                 1,800              3,273
        Class B                                         228                883                 1,563              3,253
        Class C                                         326                977                 1,652              3,453
        Class X                                         234                926                 1,643              3,550
   Alliance Growth
        Class A                                         747              1,160                 1,597              2,808
        Class B                                         233                770                 1,333              2,747
        Class C                                         331                862                 1,420              2,938
        Class X                                         239                787                 1,362              2,929
   Marsico Capital Growth
        Class A                                         747              1,136                 1,550              2,698
        Class B                                         233                747                 1,288              2,642
        Class C                                         331                840                 1,375              2,838
        Class X                                         239                766                 1,320              2,835
   Goldman Sachs Concentrated Growth
        Class A                                         743              1,140                 1,561              2,731
        Class B                                         228                749                 1,296              2,669
        Class C                                         326                841                 1,383              2,862
        Class X                                         234                767                 1,328              2,859
   DeAM Large-Cap Growth
        Class A                                         733              1,140                 1,572              2,769
        Class B                                         218                751                 1,311              2,715
        Class C                                         316                844                 1,398              2,909
        Class X                                         224                770                 1,344              2,908
   T. Rowe Price Tax Managed
        Class A                                         747              2,419                 3,961              7,315
        Class B                                         233              2,099                 3,801              7,345
        Class C                                         331              2,468                 4,348              8,120
        Class X                                         239              3,164                 5,508              9,531
   Alliance/Bernstein Growth + Value
        Class A                                         752              1,560                 2,383              4,503
        Class B                                         238              1,311                 2,379              4,811
        Class C                                         336              1,435                 2,524              5,207
        Class X                                         244              1,256                 2,272              4,831
   Sanford Bernstein Core Value
        Class A                                         738              1,515                 2,309              4,367
        Class B                                         223              1,362                 2,487              4,941
        Class C                                         321              1,286                 2,257              4,706
        Class X                                         229              1,232                 2,241              4,784
   DeAM Large-Cap Value
        Class A                                         735              1,142                 1,574              2,771
        Class B                                         220                753                 1,313              2,716
        Class C                                         318                846                 1,400              2,910
        Class X                                         226                772                 1,346              2,910
   Sanford Bernstein Managed Index 500
        Class A                                         719              1,093                 1,491              2,602
        Class B                                         203                702                 1,228              2,544
        Class C                                         301                793                 1,311              2,733
        Class X                                         208                720                 1,259              2,735
   Alliance Growth and Income
        Class A                                         733              1,123                 1,537              2,687
        Class B                                         218                733                 1,274              2,631
        Class C                                         316                826                 1,362              2,827
        Class X                                         224                751                 1,306              2,823
   MFS Growth with Income
        Class A                                         747              1,232                 1,742              3,137
        Class B                                         233                843                 1,479              3,076
        Class C                                         331                939                 1,573              3,275
        Class X                                         239                864                 1,516              3,269
   INVESCO Capital Income
        Class A                                         735              1,079                 1,446              2,475
        Class B                                         220                687                 1,181              2,415
        Class C                                         318                780                 1,269              2,616
        Class X                                         226                705                 1,211              2,605
   American Century Strategic Balanced
        Class A                                         733              1,117                 1,525              2,659
        Class B                                         218                727                 1,262              2,603
        Class C                                         316                819                 1,349              2,799
        Class X                                         224                745                 1,294              2,795
   Federated High Yield Bond
        Class A                                         571                943                 1,340              2,446
        Class B                                         203                696                 1,215              2,513
        Class C                                         301                789                 1,303              2,714
        Class X                                         208                715                 1,250              2,716
   PIMCO Total Return Bond
        Class A                                         571                887                 1,225              2,178
        Class B                                         203                640                 1,103              2,252
        Class C                                         301                734                 1,192              2,461
        Class X                                         208                658                 1,135              2,454
   Money Market
        Class A                                         144                446                   771              1,691
        Class B                                         194                600                 1,032              2,103
        Class C                                         292                694                 1,121              2,310
        Class X                                         199                615                 1,057              2,288

                                                   INVESTMENT PROGRAMS OF THE FUNDS

         The investment objective, policies and limitations for each of the Funds are described below.

         While certain  policies apply to all Funds,  generally each Fund has a different  investment  objective and investment  focus.
As a result,  the risks,  opportunities  and returns of investing  in each Fund will differ.  Those  investment  policies  specifically labeled as "fundamental" may not be changed without  shareholder  approval.  However,  the investment  objective of each Fund generally is not a fundamental policy and may be changed by the Directors of the Company without  shareholder  approval.  Similarly,  most of the
Funds' investment policies and limitations are not fundamental policies.

         There can be no assurance  that the  investment  objective of any Fund will be achieved.  Risks  relating to certain  types of securities and  instruments in which the Funds may invest are described in this  Prospectus  under "Certain Risk Factors and Investment
Methods."

         If approved by the Directors of the Company,  the Company may add more Funds and may cease to offer any existing  Funds in the future.

ASAF STRONG INTERNATIONAL EQUITY FUND:

Investment  Objective:  The investment objective of the Fund,  (formerly,  the ASAF AIM International Equity Fund) is to seek long-term capital growth by investing in a diversified  portfolio of international  equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Fund invests its assets.  Equity  securities  include common  stocks,  securities  convertible  into common stocks and securities  having common stock  characteristics  or other  derivative instruments  whose value is based on common stocks,  such as rights,  warrants or options to purchase  common stock,  preferred  stock, convertible preferred stock, convertible bonds, convertible debentures,  convertible notes, depository receipts,  futures contracts and swaps investments.

         The Fund seeks to meet its  investment  objective by  investing,  under normal market  conditions,  primarily in a diversified portfolio of equity  securities of companies  located or operating in developed  non-U.S.  countries and emerging markets of the world.
The equity securities will ordinarily be traded on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter market in the country where the issuer is principally  based,  but may also be traded in other  countries  including the United States.
The  Sub-advisor  intends  to focus on  companies  with an  above-average  potential  for  long-term  growth  and  attractive  relative valuations.  The Sub-advisor  selects  companies  based on five key factors:  growth,  valuation,  management,  risk and sentiment.  In addition,  the  Sub-advisor  looks for  companies  with the  following  characteristics:  (1) a  distinguishable  franchise on a local, regional or global basis; (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth;  (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

         The Fund will normally  allocate  assets among a variety of  countries,  regions and industry  sectors,  investing in at least five  countries  outside of the United States.  In selecting  countries,  the  Sub-advisor  considers  such factors as economic  growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market liquidity. The Fund may invest up to 40% of its total assets in any one country and up to 25% of its total  assets in  securities  of issuers  located and  operating  primarily in emerging market countries.

         As with any equity fund, the  fundamental  risk associated with the Fund is the risk that the value of the securities it holds might  decrease.  The prices of equity  securities  change in  response to many  factors,  including  the  historical  and  prospective earnings of the issuer,  the value of its  assets,  general  economic  conditions,  interest  rates,  investor  perceptions  and market liquidity.

         As a fund that invests  primarily in the securities of foreign issuers,  the risk and degree of share price fluctuation of the
Fund may be greater than a fund investing primarily in domestic  securities.  The risks of investing in foreign  securities,  which are described in more detail below under  "Certain Risk Factors and  Investment  Methods,"  include  political and economic  conditions and instability  in foreign  countries,  less  available  information  about foreign  companies,  lack of strict  financial and  accounting controls and standards,  less liquid and more volatile  securities  markets,  and  fluctuations in currency  exchange rates.  While the
Fund has  authority  to engage in  transactions  intended to hedge its  exposure to  fluctuations  in foreign  currencies,  it does not currently  intend to do so. To the extent the Fund invests in securities of issuers in  developing  countries,  the Fund may be subject to even greater levels of risk and share price  fluctuation.  Transaction costs are often higher in developing  countries and there may be delays in settlement of transactions.

Other Investments:

         The Fund may invest up to 20% of its total assets in debt or  preferred  equity  securities  exchangeable  for or  convertible into marketable equity  securities of foreign  companies.  In addition,  the Fund may regularly invest up to 20% of its total assets in high-grade  short-term debt securities,  including U.S. Government  obligations,  investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

         The Fund may use futures contracts and related options,  options on securities,  securities  indices and currencies to attempt to hedge against the overall level of risk normally  associated with the Fund's  investments.  The Fund also may from time to time make short sales of securities "against the box."

         Additional  information  about  convertible  securities,  options,  futures  contracts,  short sales and other investments and investment practices of the Fund is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to regularly  investing up to 20% of its total assets in  short-term  debt  securities as noted  above,  the Fund may hold all or a  significant  portion of its assets in cash,  money market  instruments,  bonds or other debt securities in anticipation of or in response to adverse market  conditions or for cash management  purposes.  While the Fund is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Janus  Overseas  Growth Fund) is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to  countries  other than the United  States.  The 80%  investment  requirement applies at the time the Fund invests its assets.

         The Fund pursues its objective  primarily  through  investments  in equity  securities of issuers  located  outside the United
States.  Equity  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible  into or exchangeable for common or preferred  stocks.  The Fund has the flexibility to invest on a worldwide basis in companies and  organizations  of any size, regardless of country of organization or place of principal business activity.

         Under normal  circumstances,  the Fund invests  primarily in  securities  of issuers from at least five  different  countries, excluding  the United  States.  Although  the Fund intends to invest  substantially  all of its assets in issuers  located  outside the
United  States,  it may at times invest in U.S.  issuers and it may at times  invest all of its assets in fewer than five  countries or even a single country.

         The Fund invests  primarily in companies  selected for their growth potential.  The Sub-advisor  generally takes a "bottom up"
approach to choosing  investments for the Fund. In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential  that may not be  recognized  by the market at large,  regardless  of where the companies are organized or where they primarily conduct  business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries,  geographic  regions or industry  sectors,  or other similar selection  procedure.  Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

         As with any fund investing  primarily in equity  securities,  the  fundamental  risk associated with the Fund is the risk that the value of the  equity  securities  it holds  might  decrease.  Stock  values may  fluctuate  in  response  to the  activities  of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk associated with the Fund may be greater than a fund investing  primarily in domestic  securities.  For a further  discussion of the risks  involved in investing in foreign  securities,  see this  Prospectus  under  "Certain Risk Factors and
Investment  Methods." In  addition,  the fund may invest to some degree in smaller or newer  issuers,  which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations" from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  issuer  will be  recognized  and  increase  in value due to a specific development  with  respect to that  issuer.  Developments  creating a special  situation  might  include a new  product or  process,  a technological  breakthrough,  a management change or other extraordinary corporate event, or differences in market supply of and demand for the  security.  Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Fund may invest to a lesser  degree in debt  securities,  including  bonds  rated  below  investment  grade by the primary rating  agencies  ("junk"  bonds),  mortgage and  asset-backed  securities  and zero  coupon,  pay-in-kind  and step coupon  securities
(securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund intends to use most derivative  instruments  primarily to hedge the value of its  portfolio  against  potential  adverse  movements in  securities  prices, foreign  currency  markets or interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging purposes such as seeking to increase income.  The Fund may also use currency hedging  techniques,  including  forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices  or other  financial  indicators.  Such  securities  may offer  growth  potential  because  of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of  securities  and  instruments  in which the Fund may invest and their  risks,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the Fund's  investments may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the Fund does not always stay fully invested in stocks and bonds.  The Fund's  cash and  similar  investments  may  include  high-grade  commercial  paper,  certificates  of  deposit, repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective of long-term growth of capital will be limited.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will seek to  achieve  its  investment  objective  by  investing  primarily  in equity  securities  of  international companies  that the  Sub-advisor  believes will  increase in value over time.  The  Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the Sub-advisor  looks for companies whose earnings and revenues are not only growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the Fund,  equity  securities  include  common stocks, preferred stocks and convertible securities.

         The Sub-advisor  tracks  financial  information for thousands of companies to research and selects the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The  Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings,  the allocation of assets among  different  countries and regions also is an important  factor in managing an  international  portfolio.  For this reason, the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including  the  prospects  for relative economic  growth  among  countries  or regions,  economic  and  political  conditions,  expected  inflation  rates,  currency  exchange fluctuations and tax  considerations.  Under normal  conditions,  the Fund will invest at least 65% of its assets in equity  securities of issuers from at least three countries outside of the United States. In order to maintain  investment  flexibility,  the Fund has not otherwise established geographic requirements for asset distribution.

         While the Fund's focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Fund may make foreign  investments  either directly in foreign  securities,  or indirectly by purchasing depositary  receipts.  Securities  purchased  in  foreign  markets  may  either be traded on  foreign  securities  exchanges  or in the over-the-counter markets.

         As with all  stocks,  the  value  of the  stocks  held by the  Fund can  decrease  as well as  increase.  As a fund  investing primarily in equity securities of foreign issuers,  the Fund may be subject to a level of risk and share price fluctuation  higher than most funds that invest  primarily in domestic  equities.  Foreign  companies  may be subject to greater  economic  risks than  domestic companies,  and foreign  securities  are subject to certain risks relating to political,  regulatory  and market  structures and events that domestic  securities  are not subject to. To the extent the Fund invests in securities  of issuers in  developing  countries,  the
Fund may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the Fund from time to time.  The Fund also may invest in bonds,  notes and debt securities of companies and obligations of domestic or foreign  governments  and their  agencies.  The Fund will limit its purchases of debt securities to investment  grade  obligations.  The Fund may enter into  non-leveraged  stock index futures  contracts and may make short sales "against the box."

         Derivative  Securities.  The  Fund may  invest  in  derivative  securities.  Certain  of these  derivative  securities  may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of  depositary  receipts),  currencies,  interest  rates,  securities  indices or other  financial  indicators  ("reference indices").  The Fund may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the  Fund.  For  example,  a  security  whose  underlying  value is linked to the price of oil would not be a permissible  investment  because the Fund may not invest in oil and gas leases or futures.  The Fund may make short sales  "against the box."

         Forward  Currency  Exchange  Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Fund will be affected by changes in the exchange rates between foreign  currencies and the U.S.  dollar.  To protect  against  adverse  movements in exchange rates, the Fund may, for hedging purposes only, enter into forward foreign  currency  exchange  contracts.  The Fund may enter into a forward  contract to "lock-in" an exchange rate for a specific  purchase or sale of a security.  Less  frequently,  the Fund may enter into a forward  contract to seek to protect its holdings in a particular  currency  from a decline in that  currency.  Predicting the relative  future values of currencies is very  difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect Foreign  Investments.  The Fund may invest up to 10% of its assets in certain foreign  countries  indirectly  through investment funds and registered investment companies that invest in those countries.  If the Fund invests in investment  companies,  it will bear its proportionate share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the  securities  that the Fund may invest in and their risks is included  below under  "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  Under  exceptional  market  or  economic  conditions,  the  Fund  may  temporarily  invest  all  or a substantial portion of its assets in cash or investment-grade  short-term  securities.  While the Fund is in a defensive position,  the ability to achieve its investment objective of capital growth may be limited.

ASAF DEAM INTERNATIONAL EQUITY FUND:

Investment  Objective:  The investment objective of the Fund (formerly,  the ASAF Founders  International Small Capitalization Fund) is
to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Fund invests its assets.  Equity  securities  include common  stocks,  securities  convertible  into common stocks and securities  having common stock  characteristics  or other  derivative instruments  whose value is based on common stocks,  such as rights,  warrants or options to purchase  common stock,  preferred  stock, convertible preferred stock, convertible bonds, convertible debentures,  convertible notes, depository receipts,  futures contracts and swaps.

         The Fund pursues its investment  objective by normally investing  primarily in the equity securities of companies in developed countries  outside the United  States that are  represented  in the MSCI EAFE(R)Index.  The MSCI EAFE(R)Index tracks stocks in Australia,
Austria,  Belgium,  Denmark,  Finland,  France,  Germany,  Hong Kong,  Ireland,  Italy,  Japan, the Netherlands,  New Zealand,  Norway,
Portugal,  Singapore,  Spain, Sweden,  Switzerland and the United Kingdom. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks included in the MSCI EAFE(R)Index,  but which  outperforms the MSCI EAFE(R)Index through active stock  selection.  The targeted  tracking error is 4% with a normal deviation of
+/- 1%. It is possible  that the deviation  may be higher.  For purposes of this Fund,  the strategy of attempting to correlate a stock portfolio's  market risk with that of a particular  index,  in this case the MSCI EAFE(R)Index,  while  improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         In  managing  the Fund,  the  Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers  a number of  factors in
determining   whether  to  invest  in  a  stock,   including  earnings  growth  rate,   analysts'  estimates  of  future  earnings  and
industry-relative price multiples.  Other factors are cashflow growth as well as earnings and price momentum.

         The  Sub-advisor  generally  takes a "bottom up"  approach to building  the Fund,  searching  for  individual  companies  that demonstrate the best potential for significant  earnings.  The allocation  between  countries,  regions and industries is determined by the relative  attractiveness  of the  securities  but  constrained  by the embedded risk  controls.  In the  selection of  investments, long-term  capital  appreciation  will take precedence over short range market  fluctuations.  However,  the Fund may occasionally make investments for short-term capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all equity securities,  the market values of the securities held by the Fund can fluctuate significantly,  reflecting the business  performance of the issuing company,  investor  perception or general economic or financial market  movements.  As a fund that invests  primarily in the  securities of foreign  issuers,  the risk and degree of share price  fluctuation  of the Fund may be greater than a fund investing primarily in domestic securities.

         Investments in foreign securities involve different risks than U.S. investments,  including  fluctuations in currency exchange rates,  unstable  political  and  economic  structures,  reduced  availability  of public  information,  and lack of uniform  financial reporting and regulatory  practices such as those that apply to U.S. issuers.  Foreign  investments of the Fund may include  securities issued by companies located in developing  countries.  Developing  countries are subject to more economic,  political and business risk than major  industrialized  nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

         For an additional  discussion of the risks involved in foreign  securities,  see this  Prospectus  under "Certain Risk Factors and Investment Methods."

Other Investments:

         Options,  Financial Futures and Other Derivatives.  The Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national securities  exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective and also to hedge against  currency and market  risks,  but are not intended for  speculation.
The Fund may engage in financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

         In  addition  to options  and  financial  futures,  the Fund may  invest in a broad  array of other  "derivative"  instruments including  forward  currency  transactions  and swaps in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

     Temporary  Investments.  Up to 100% of the assets of the Fund may be invested  temporarily in cash or cash equivalents in response to extraordinary  adverse  political,  economic or stock market events.  Temporary  investments may include U.S. or foreign  government obligations,  commercial  paper,  bank  obligations,  and  repurchase  agreements.  While  the  Fund is in a  defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund  (formerly,  the ASAF Janus  Small-Cap  Growth Fund) is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its objective by normally  investing  primarily in the common stocks of small-sized  companies.  For purposes of the Fund,  small-sized  companies are those that have market  capitalizations  similar to the market capitalization of the companies in the  Russell  2000(R)Growth  Index at the time of the  Fund's  investment.  The  Sub-advisor  expects  to focus  primarily  on those securities  whose  market  capitalizations  or  annual  revenues  are less than $1  billion  at the time of  purchase.  The size of the companies in the Russell  2000(R)Growth Index and those on which the  Sub-advisor  intends to focus the Fund's  investments  will change with market conditions.

         The  Sub-Advisor  believes that  discipline and  consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Fund, the Sub-Advisor  uses a fundamental and quantitative  investment  process that is extremely  focused on business  momentum,  as  demonstrated  by such  factors as earnings  or revenue and sales  growth.  Using its own fundamental  research and bottom-up  approach to investing,  the Sub-Advisor also identifies those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place recognizes their fundamental value and their growth potential.  The Sub-Advisor  begins its investment  process by creating a universe of companies that possess the growth  characteristics  it seeks. The universe is continually  updated.  The Sub-Advisor then ranks each company in its universe using proprietary  software and research models that incorporate  attributes of successful  growth like positive earnings  surprises,  upward earnings  estimate  revisions and  accelerating  sales and earnings  growth.  The Sub-Advisor will also review its universe to identify companies which possess growth  attributes but whose growth potential and fundamental  value have not been recognized by the market and whose stock may be considered  underpriced using certain financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its price-to-earnings  ratio vs. similar companies,  its competitive advantages like brand or market niche, its  management  team and its current and future  business  prospects.  Finally,  using its own  fundamental  research  and a bottom-up approach to investing,  the Sub-Advisor  evaluates each company's  business  momentum to determine  whether the company can sustain its current  growth  trend,  or if the company is  currently  out of market  favor,  whether it has the  potential  to achieve  significant appreciation as the marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends on many  factors.  Generally  speaking,  however,  the  Sub-Advisor considers  selling a security when its  anticipated  future  appreciation is no longer  probable,  alternative  investments  offer more superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration  in business  momentum or fundamentals occurs or is expected by the Sub-Advisor to occur.

         Because the Fund  invests  primarily  in common  stocks,  the primary  risk of  investing in the Fund is that the value of the stocks it holds  might  decrease  and you could lose  money.  The prices of the  securities  in the Fund will  fluctuate.  These  price movements may occur because of changes in the  financial  markets as a whole,  a company's  individual  situation or industry  changes.
These risks are greater for  companies  with smaller  market  capitalizations  because they tend to have more  limited  product  lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Fund may  invest  to a lesser  degree in types of  securities  other  than  common  stocks,  including  preferred  stocks, warrants, and convertible securities

In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Fund may invest up to 15% of its total assets in foreign  securities.  The Fund may invest  directly in foreign  securities  denominated in foreign  currencies,  or may invest through  depositary  receipts or passive foreign  investment companies.  Generally,  the same criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and  foreign  issuers  traded in the United  States are not  considered  to be  Foreign  Securities  for  purposes  of this  investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund may use derivative  instruments to hedge the value of its portfolio against potential adverse movements in securities prices,  currency exchange rates or interest rates.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the Fund's  investments may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the Fund does not always stay fully invested in stocks and other equity securities.  The Fund's cash and similar investments may include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements  and money  market  funds  managed  by the  Sub-advisor  or others.  While the Fund is in a  defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF DEAM SMALL-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund  (formerly,  the ASAF Scudder  Small-Cap  Growth Fund) is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its investment  objective by normally investing  primarily in the equity securities of small-sized  companies included in the Russell 2000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those  stocks  included in the Russell  2000(R)Growth  Index,  but which outperforms the Russell 2000(R)Growth Index through active stock  selection.  The Russell 2000(R)Growth Index is a market  capitalization index that measures the  performance  of  small-sized  companies  with above average  growth  prospects.  As of September 30, 2001, the average  market  capitalization  of the  companies  in the  Russell  2000(R)Growth  Index  was  $356  million  and  the  median  market capitalization  was $241  million.  The size of the  companies in the Russell  2000(R)Growth Index will change with market  conditions.
The targeted  tracking  error of this Fund is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation may be higher.
For purposes of this Fund,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 2000(R)Growth Index,  while  improving  upon the return of the same index through  active stock  selection,  is called a "managed alpha" strategy.

         The Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth versus cash flow growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term  capital  appreciation  will take precedence  over short  range  market  fluctuations.  However,  the Fund may  occasionally  make  investments  for  short-term  capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor  perception or general economic or financial market  movements.  Because of the
Fund's focus on the stocks of smaller growth  companies,  investment in the Fund may involve  substantially  greater than average share price  fluctuation  and  investment  risk.  A fund  focusing  on growth  stocks will  generally  involve  greater  risk and share price fluctuation  than a fund  investing  primarily in value stocks.  While the Fund attempts to outperform  the Russell 2000(R)Growth Index, it is not expected that any  outperformance  will be substantial.  The Fund also may  underperform  the Russell 2000(R)Growth Index over short or extended periods.

         In addition,  investments  in securities  of smaller  companies are  generally  considered  to offer greater  opportunity  for appreciation  and to involve greater risk of depreciation  than securities of larger  companies.  Smaller  companies often have limited product  lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the securities of small-cap  companies  are not as broadly  traded as those of larger  companies,  they are often subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations  of these  securities  include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may also  invest to a limited  degree in  preferred  stocks and debt securities when they are believed by the  Sub-advisor to offer  opportunities  for capital  growth.  Other types of securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in  securities  of foreign  issuers in the form of  depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities  in which the Fund may invest  include  any type of  security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national securities  exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective and also to hedge against  currency and market  risks,  but are not intended for  speculation.
The Fund may engage in financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive position is deemed advisable because of prevailing market  conditions,  the Fund may invest  without  limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities  or cash or cash  equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF GABELLI SMALL-CAP VALUE FUND:

Investment  Objective:  The  investment  objective  of the Fund is to  provide  long-term  capital  growth by  investing  primarily  in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  small  capitalization  companies.  The 80%  investment  requirement  applies  at the  time the Fund  invests  in  assets.  The Fund generally defines small capitalization stocks as stocks of companies with a capitalization of $1.5 billion or less.

         Reflecting  a value  approach to  investing,  the Fund will seek the stocks of  companies  whose  current  stock prices do not appear to  adequately  reflect  their  underlying  value as  measured  by  assets,  earnings,  cash flow or  business  franchises.  The
Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various measures,  and may be temporarily out of favor,  but have good  prospects  for capital  appreciation.  In  selecting  investments,  the  Sub-advisor  generally  looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

         The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover efforts,  a change in management,  or a plan to improve the business through  restructuring or other means.

         The Fund may sell  securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Fund will not sell a stock just  because the company has grown to a market  capitalization  of more than
$1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

         As with all stock  funds,  the Fund's  share  price can fall  because of  weakness  in the  securities  market as a whole,  in particular  industries  or in specific  holdings.  Investing  in small  companies  involves  greater  risk of loss than is  customarily associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks.  Small companies often have limited product lines,  markets,  or financial  resources,  and their management may lack depth and  experience.  While a value approach to investing is generally  considered to involve less risk than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Fund will invest  primarily in U.S. common stocks,  it may also purchase other types of securities,  for example, preferred  stocks,  convertible  securities,  warrants and bonds when considered  consistent with the Fund's  investment  objective and policies.  The Fund may purchase preferred stock for capital  appreciation  where the issuer has omitted,  or is in danger of omitting, payment of the  dividend on the stock.  Debt  securities  would be purchased in  companies  that meet the  investment  criteria for the
Fund.

         The Fund may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American  Depositary  Receipts  and securities  of companies in  developing  countries,  and may enter into forward  foreign  currency  exchange  contracts.  (The Fund may invest in  foreign  cash items as  described  below in excess of this 20%  limit.)  The Fund may enter  into  stock  index or  currency futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of managing the Fund's exposure to the equity  markets.  The Fund may also write  (sell) call and put options  and  purchase  put and call  options on  securities,  financial indices,  and currencies.  The Fund may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures,  options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus under
"Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain  cash  reserves  without  limitation  for  temporary  defensive purposes.  The Fund's  reserves may be invested in high-quality  domestic and foreign money market  instruments,  including  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Fund is in a defensive  position,  the  opportunity to achieve its  investment  objective of long-term capital growth will be limited.

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Janus  Mid-Cap  Growth Fund) is to seek  long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its  objective  by  investing  primarily in equity  securities  selected for their growth  potential.  Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred stocks. For purposes of the Fund,  medium-sized companies are those whose market  capitalizations  (measured at the time of investment)
fall within the range of companies in the Standard & Poor's  MidCap 400 Index (the "S&P 400").  The market  capitalizations  within the
S&P 400 will vary,  but as of January  31,  2002,  they  ranged from  approximately  $332  million to $9.06  billion.  The  Sub-advisor generally  takes a "bottom up"  approach to choosing  investments  for the Fund.  In other  words,  the  Sub-advisor  seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The  Sub-advisor  makes this assessment by looking at companies one at a time,  regardless of size,  country of organization,  place of principal business activity, or other similar selection criteria.

         Because the Fund may invest  substantially all of its assets in equity  securities,  the main risk of investing in the Fund is that the value of the equity  securities  it holds might  decrease.  Stock  values may  fluctuate in response to the  activities  of an individual  company or in response to general market or economic  conditions.  As a fund that invests  primarily in mid-cap  companies, the Fund's  risk and share  price  fluctuation  can be expected to be more than that of many funds  investing  primarily  in  large-cap companies,  but less than that of many funds  investing  primarily in small-cap  companies.  In general,  the smaller the company,  the more  likely it is to  suffer  significant  losses as well as to  realize  substantial  growth.  Smaller  companies  may lack  depth of management,  they may be unable to  generate  funds  necessary  for  growth or  potential  development,  or they may be  developing  or marketing  products or services for which there are not yet, and may never be,  established  markets.  In addition,  such companies may be subject to intense  competition from larger companies,  and may have more limited trading markets than the markets for securities of larger issuers.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment  company under the Investment Company Act of 1940 (the "1940 Act").  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.
As a result,  a single  security's  increase or decrease in value may have a greater impact on the Fund's share price and total return.
Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

         Special  Situations.  The Fund may invest in "special  situations".  A "special  situation" arises when, in the opinion of the
Sub-advisor,  the securities of a particular company will be recognized and appreciate in value due to a specific development,  such as a  technological  breakthrough,  management  change or new  product at that  company.  Investment  in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in domestic and foreign equity  securities,  the Fund may also invest to a lesser degree in other types of  securities,  such as debt  securities.  Debt  securities  may include  bonds rated below  investment grade  ("junk"  bonds),  assets in  mortgage-  and  asset-backed  securities  and assets in zero  coupon,  pay-in-kind  and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly traded in the United States.  The Fund may also invest in foreign  companies  through  depository  receipts or passive foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities  as are used to select  domestic securities.  Foreign  securities  are generally  selected on a  stock-by-stock  basis without  regard to any defined  allocation  among countries or geographic  regions.  However,  certain  factors such as expected  levels of inflation,  government  policies  influencing business conditions, the outlook for currency relationships,  and prospects for economic growth among countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks,  see this Prospectus  under "Certain Risk Factors and Investment
Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund may use  derivative  instruments  to hedge or protect its portfolio  from adverse  movements in securities  prices,  currency  exchange rates,  and interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are unfavorable for profitable  investing,  or when the Sub-advisor is otherwise unable to locate  attractive  investment  opportunities,  the Fund's cash or similar  investments may increase.  In other words,  the Fund does not always stay fully invested in stocks.  Even when the Fund is essentially  fully invested, some residual  amount of Fund assets will remain in cash and similar  investments.  These  investments  may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt obligations,  and money market funds (including funds managed by the
Sub-advisor).  When the Fund's  investments  in cash or similar  investments  increase,  the  opportunity  to  achieve  its  investment objective of long-term growth of capital may be limited.

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are considered  mid-cap  companies for purposes of the Fund.  Some of the Fund's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Fund seeks to reduce risk by  diversifying  among many  companies  and industries.  The Fund does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Fund is normally  managed using a  growth-oriented  investment  approach.  For growth  investors,  the aim is to invest in companies that are already  successful but could be even more so. The Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in identifying  these companies may include  above-average  growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics in a company,  such as financial strength,  a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock  when it reaches a target  price,  fails to perform as expected, or appears substantially less desirable than another stock.

         As a Fund that  invests  primarily  in the stocks of mid-cap  companies,  the Fund's risk and share price  fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing primarily in small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform other  types of  stocks  when the  market  or the  economy  is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  In addition,  the Fund's growth  investment  program will generally  involve greater risk and price  fluctuation than funds that invest in more  undervalued  securities.  Because the prices of growth  stocks  tend to be based  largely on future  expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although  equity  securities are normally the Fund's primary  investments,  it may invest in preferred  stocks and convertible securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Fund may also invest in  investment  grade fixed income or debt  securities.  If the quality of any  fixed  income  securities  held by the Fund  deteriorates  so that they are no longer  investment  grade,  the Fund will sell such securities in an orderly manner so that the Fund's holdings of such securities do not exceed 5% of its total assets.

         Foreign  Securities.  The Fund may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition,  the Fund may enter into foreign currency  transactions,  including  forward foreign currency  contracts and options on foreign  currencies,  to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The Fund may try to reduce the risk of securities  price or exchange rate changes  (hedge) or generate income by writing  (selling)  covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Real Estate  Investment  Trusts  (REITS).  The Fund may invest in REITS.  REITS are pooled  investment  vehicles  which invest primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special  risk factors that apply to them is included in this Fund and the Fund's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Fund  anticipates  unusual market or other  conditions,  it may temporarily  depart from its objective of capital growth and invest  substantially  in high-quality  short-term  investments.  This could help the Fund avoid losses but may mean lost opportunities.

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are considered  mid-cap  companies for purposes of the Fund.  Some of the Fund's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Fund seeks to reduce risk by  diversifying  among many  companies  and industries.

         Under the Fund's value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are undervalued  and that may rise in price when other  investors  realize their worth.  Fund managers may identify value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high  level of stock  ownership  among  management,  or a recent  sharp  decline  in stock  price  that  appears  to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally considers selling a stock when it reaches a target price, when it fails to perform as expected,  or when other opportunities appear more attractive.

         As a Fund that  invests  primarily  in the stocks of mid-cap  companies,  the Fund's risk and share price  fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing primarily in small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform other  types of  stocks  when the  market  or the  economy  is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  While value investing  historically has involved less risk than investing in growth companies,  the stocks purchased by the
Fund may remain  undervalued  during a short or extended  period of time. This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries  would benefit from changing market or economic conditions.

Other Investments:

         Although  equity  securities are normally the Fund's primary  investments,  it may invest in preferred  stocks and convertible securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Fund may also invest in fixed income or debt  securities.  The Fund may invest up to 15% of its total assets,  measured at the time of investment,  in debt  securities  that are rated below  investment  grade or comparable  unrated securities.  There is no minimum rating on the fixed income securities in which the Fund may invest.

         Foreign  Securities.  The Fund may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition,  the Fund may enter into foreign currency  transactions,  including  forward foreign currency  contracts and options on foreign  currencies,  to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Fund may try to reduce the risk of securities  price changes  (hedge) or generate income by writing
(selling)  covered  call  options  against  securities  held in its  portfolio,  and may  purchase  call  options  in  related  closing transactions.  The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

         Real Estate  Investment  Trusts  (REITS).  The Fund may invest in REITS.  REITS are pooled  investment  vehicles  which invest primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special  risk factors that apply to them is included in this Fund and the Fund's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Fund  anticipates  unusual market or other  conditions,  it may temporarily  depart from its objective of capital growth and invest  substantially  in high-quality  short-term  investments.  This could help the Fund avoid losses but may mean lost opportunities.

ASAF ALGER ALL-CAP GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Fund invests primarily in equity securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market.  The Fund may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         The Fund invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly expanding marketplace.  They include both  established  and emerging  firms  offering new or improved  products,  or firms simply  fulfilling  an increased demand for an existing product line.

         Positive  Life  Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is  expected  to  produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity  securities,  the value of the securities held by the Fund may decline.  These declines can be substantial.  In addition,  the growth stocks in which the Fund invests  primarily tend to fluctuate in price more than other types of stocks.  Prices of growth stocks tend to be higher in relation to their companies'  earnings,  and may be more sensitive to market,  political  and  economic  developments  than other  stocks.  The Fund's  level of risk will vary based upon the size of the companies it invests in at a given time.  To the extent that the Fund  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative large-cap stocks.

Other Investments:

         In addition to investing in common and preferred  stocks,  the Fund may invest in securities  convertible into or exchangeable for  equity  securities,  including  warrants  and  rights.  The Fund may invest up to 20% of its total  assets in foreign  securities.
(American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The Fund may  purchase  put and call  options and write  (sell) put and covered  call  options on  securities  and  securities indices to increase gain or to hedge against the risk of unfavorable  price  movements.  However,  the  Sub-advisor  does not currently intend to rely on these option  strategies  extensively,  if at all. The Fund may purchase and sell stock index  futures  contracts and options on stock index futures contracts.  The Fund may sell securities "short against the box."

         An additional  discussion of these types of  investments  and their risks is included in this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Fund may  invest up to 100% of its assets in cash,  commercial  paper,  high-grade  bonds or cash equivalents for temporary  defensive reasons if the Sub-advisor  believes that adverse market or other conditions  warrant.  This is to attempt to protect  the Fund from a temporary  unacceptable  risk of loss.  However,  while the Fund is in a  defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

ASAF GABELLI ALL-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Principal Investment Strategies and Risks:

         The Fund will  primarily  invest in readily  marketable  equity  securities  including  common  stocks,  preferred  stocks and securities  that may be converted at a later time into common stock.  The Fund may invest in the  securities of companies of all sizes, and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular  companies and market conditions.

         In making  stock  selections,  the Fund strives to earn a 10% real rate of return.  The Fund focuses on companies  that appear underpriced  relative to their private market value ("PMV").  PMV is the value that the Fund's Sub-advisor  believes informed investors would be willing to pay for a company.  The Sub-advisor  considers  factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management  skills.  The Sub-advisor also considers  changes in economic and political  outlooks as well as individual  corporate  developments.  The  Sub-advisor  will sell any Fund  investments  that lose their perceived value relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their  potential for capital  growth.  Current income may also be considered.  However, many of the common stocks the Fund will buy will not pay dividends.

         As a fund that invests  primarily in equity  securities,  the principal risk to which the Fund is subject is that the value of the securities held by the Fund will decline.  The value of equity  securities  will fluctuate due to many factors,  including the past and  predicted  earnings of the issuer,  the quality of the issuer's  management,  general  market  conditions,  the  forecasts for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically has involved less risk that investing in growth  companies,  the Fund is subject to the risks that the PMVs of the stocks  purchased  by the Fund may never be  realized  by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

         In  addition,  the Fund's level of risk will vary based upon the size of the  companies it invests in at a given time.  To the extent the Fund  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund  investing  primarily in more conservative  "large-cap"  stocks.  The Fund may be subject to additional  risks as a result of its investments in foreign  securities, including  unfavorable foreign government actions,  political  instability,  the absence of accurate information about foreign issuers, and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

         The Fund may invest up to 25% of its total  assets in  securities  of non-U.S.  issuers.  While the Fund does not intend to do so to a  significant  degree,  the Fund may enter into futures  contracts and related  options,  and may purchase and sell call and put options on securities  and securities  indices.  The Fund also may invest in warrants to purchase  securities,  and may engage in short sales "against the box".

         Temporary  Investments.  When adverse market or economic  conditions  occur, the Fund may temporarily  invest all or a portion of its assets in defensive  investments.  Such investments  include high grade debt securities,  obligations of the U.S. Government and its  agencies  and  instrumentalities  or  short-term  money  market  instruments.  While  the  Fund is in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Principal Investment Policies and Risks:

         The Fund normally will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities issued by technology-related  companies.  The 80% investment  requirement applies at the time the Fund invests its assets.  These  industries  include,  but are not limited to, applied  technology,  biotechnology,  communications,  computers,  video, electronics,  Internet, IT services and consulting,  oceanography,  office and factory automation,  networking,  robotics, and video. A portion of the Fund's assets may be invested  outside of this sector.  To determine  whether a potential  investment is doing  business in the technology sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the technology sector;
o        At least 50% of its assets must be devoted to producing revenues from the technology sector; or
o        Based on other available information, the Sub-advisor determines that its primary business is within the technology sector

         The Sub-advisor uses a bottom-up  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         A core portion of the Fund's portfolio is invested in market-leading  technology  companies that the Sub-advisor believes will maintain or improve their market share  regardless of overall  economic  conditions.  These  companies are usually  large,  established firms that are  leaders in their field and have a strategic  advantage  over many of their  competitors.  The  remainder  of the Fund's portfolio  consists of  faster-growing,  more volatile  technology  companies that the Sub-advisor  believes to be emerging  leaders in their fields.

         As with any fund  investing  primarily in equity  securities,  the Fund is subject to the risk that the equity  securities  in which it invests  will decline in value.  Although the Fund's  investments  are  diversified  across the  technology  sector,  they are limited to a comparatively  narrow segment of the economy.  Therefore,  the Fund is not as diversified as most other mutual funds,  and far less  diversified  than the broad  securities  market.  This means that the Fund's share price may fluctuate  more rapidly and to a greater  degree than other funds.  In addition,  many of the products  and services  offered by the  technology  companies in which the
Fund invests are subject to rapid  obsolescence,  which may reduce the value of the  securities of those  companies.  To the extent the
Fund invests in smaller, faster-growing technology companies, the Fund's level of risk and share price fluctuation may increase.

Other Investments:

         In addition to  investing in equity  securities,  the Fund may also invest in debt  securities.  The Fund may invest up to 25%
of its assets in securities of non-U.S.  issuers.  Securities of Canadian issuers and American  Depositary  Receipts are not subject to this 25%  limitation.  The Fund may  invest in futures  contracts,  options on  specific  securities,  stock  indices  and stock  index futures,  forward foreign currency exchange  contracts,  and other types of derivative  instruments  (including swaps, caps, floors and collars).

         Temporary  Investments.  When securities  markets or economic  conditions are unfavorable or unsettled,  the Sub-advisor might try to protect the assets of the Fund by  investing in high  quality  money market  instruments,  such as  short-term  U.S.  government obligations,  commercial  paper  or  repurchase  agreements.  The  Fund  has the  right to  invest  up to 100% of its  assets  in these securities,  although it is unlikely to do so. While the fund is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment Objective:  The investment objective of the Fund is to seek growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of companies  that  develop,  produce or distribute  products or services  related to health care.  The 80%  investment requirement  applies at the time the Fund invests its assets.  These companies  include,  but are not limited to, medical  equipment or supplies,  pharmaceuticals,  health care facilities, and applied research and development of new products or services. A portion of the
Fund's assets is not required to be invested in the sector.  To determine  whether a potential  investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other  available  information,  the Sub-advisor  determines  that its primary  business is within the health sciences sector.

         The Fund is  aggressively  managed.  It primarily  invests in equity  securities  that the  Sub-advisor  believes will rise in price  faster  than  other  securities,  as well as  options  and other  investments  whose  values are based upon the values of equity securities.

         The  Sub-advisor  uses a "bottom  up"  investment  approach  to create the Fund's  investment  portfolio,  focusing on company fundamentals and growth  prospects when selecting  securities.  In general,  the Fund emphasizes  strongly  managed  companies that the
Sub-advisor  believes will generate  above-average  growth rates for the next three to five years. The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         The  Sub-advisor  attempts  to  blend  well-established  health  care  firms  with  faster-growing,   more  dynamic  entities.
Well-established  health care companies typically provide liquidity and earnings visibility for the investment  portfolio and represent core holdings in the Fund. The remainder of the portfolio  consists of faster-growing,  more dynamic health care companies,  which have new  products or are  increasing  their market share of existing  products.  Many  faster-growing  health care  companies  have limited operating histories and their potential  profitability may be dependent on regulatory  approval of their products,  which increases the volatility of these companies' securities prices.

         Many of these  activities are funded or subsidized by  governments;  withdrawal or curtailment of this support could lower the profitability  and market prices of such companies.  Changes in government  regulation  could also have an adverse  impact.  Continuing technological advances may mean rapid obsolescence of products and services.

         The Fund's  investments are diversified across the health sciences sector.  However,  because those investments are limited to a comparatively  narrow segment of the economy,  the Fund's investments are not as diversified as investments of most mutual funds, and far less  diversified than the broad  securities  markets.  This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio  investments  tend to go up and down more rapidly.  As a result,  the value of a Fund share may rise or fall rapidly.

         The  Fund  is  subject  to  other  principal  risks  such as  potential  conflicts,  market,  foreign  securities,  liquidity, counterparty and lack of timely information risks.

Other Investments:

         The Fund may also  invest  in  American  Depositary  Receipts  (ADRs)  and  repurchase  agreements.  The Fund may use  futures contracts and related options,  options on securities,  securities indices and currencies to attempt to hedge against the overall level of risk normally  associated with the Fund's  investments.  The Fund may invest up to 25% of their  respective  assets in securities of
non-U.S.  issuers.  Securities of Canadian issuers and ADRs are not subject to this 25% limitation.  For additional  information  about these  investments  and risks,  see this  Prospectus  under "Certain Risk Factors and  Investment  Methods" and the Company's SAI under
"Investment Programs of the Funds."

         Temporary  Investments.  When securities  markets or economic  conditions are unfavorable or unsettled,  the Sub-advisor might try to  protect  the  assets  of the Fund by  investing  in  securities  that are  highly  liquid  such as high  quality  money  market instruments,  like short-term U.S.  government  obligations,  commercial  paper or repurchase  agreements,  even though that is not the normal  investment  strategy of the Fund. The Sub-advisor has the right to invest up to 100% of the Fund's assets in these  securities, although the  Sub-advisor  is unlikely to do so. Even though the securities  purchased for defensive  purposes often are considered the equivalent  of cash,  they have  their  own  risks.  Investments  that are  highly  liquid or  comparatively  safe tend to offer  lower returns.  Therefore,  the Fund's performance could be comparatively lower if it concentrates in defensive  holdings.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Rydex  Managed OTC Fund) is to provide  investment results that correlate to the  performance of a benchmark for securities  that are traded in the  over-the-counter  market.  The Fund's current benchmark is a multiple of the NASDAQ 100 Index.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in  securities  of companies  included in the NASDAQ 100 Index (the
"NASDAQ 100") (or equity  securities that, in the  Sub-advisor's  opinion should simulate the movement of the NASDAQ 100) and leveraged
instruments,   such  as  futures   contracts,   options  and  swaps  relating  to  the  NASDAQ  100.  The  NASDAQ  100  is  a  modified capitalization-weighted  index composed of the equity securities of 100 of the largest  non-financial  companies listed on the National
Association  of  Securities  Dealers  Automated  Quotations  System.  The  Sub-advisor  will  attempt  to  consistently  use  leveraged instruments  to  increase  the Fund's  exposure  to 125% of the NASDAQ 100. If the  Sub-advisor  achieves  this goal,  the value of the
Fund's  shares will tend to increase on a daily basis by 125% of the value of any  increase in the NASDAQ 100 and when the value of the
NASDAQ 100  declines,  the value of the Fund's  shares will tend to  decrease on a daily basis by 125% of the value of any  decrease in the Index (e.g., if the NASDAQ 100 goes down by 5%, the value of the Fund's shares should go down by approximately 6.25% on that day).

         The Sub-advisor uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation to the daily movement of the NASDAQ 100, while remaining  fully invested in all market  environments.  The  Sub-advisor  will monitor the Fund on an ongoing basis, and make adjustments as necessary to minimize tracking error.

         As a fund that may invest a  substantial  portion of its assets in stocks,  the Fund is subject to the risks  associated  with stock  investments,  and the Fund's share price  therefore may fluctuate  substantially.  Because the Fund seeks to provide  investment results that magnify fluctuations in the NASDAQ 100, and will use leveraged  instruments to help achieve this objective,  the Fund will be subject to greater risk and share price  fluctuation  than a Fund that attempts to match the  performance of the Index. In addition, while it is  anticipated  that the Fund will invest mainly in the securities of large  companies,  the Fund may be subject to a greater level of risk than the average  large-cap  fund based upon the  relatively  volatile  nature of the  securities  in which the Fund will invest.  While it is not expected  that the changes in net asset value of the Fund will deviate  substantially  from the Fund's goal of achieving  results  corresponding  to 125% of the daily return of the NASDAQ 100,  factors such as Fund  expenses,  timing in receiving shareholder  activity,  imperfect  correlation  between the Fund's  investments and those of the NASDAQ 100,  rounding of share prices, changes to the benchmark,  regulatory policies,  and leverage,  may affect the Fund's ability to achieve this objective.  The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment company under the 1940 Act. This means it may invest in the  securities of a relatively  small number of issuers.  If the assets of the Fund are invested in a limited  number of issuers,  a single security's  increase or decrease in value may have a greater impact on the Fund's share price and total return,  and the Fund may be more  susceptible to a single adverse  economic or regulatory  occurrence.  Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments:

         As noted above,  the Fund may enter into futures and options  transactions.  Specifically,  the Fund may purchase call options and write (sell) put options on  securities  and  securities  indices,  and may enter into stock index  futures  contracts  and related options.  The Fund may use futures  contracts  and related  options for bona fide  hedging  purposes to offset  changes in the value of securities held or expected to be acquired.  They may also be used to gain or increase  exposure to a particular  market or instrument, to create a synthetic  money  market  position,  and for certain  other  tax-related  purposes.  The Fund will only enter into  futures contracts traded on a national  futures  exchange or board of trade. The Fund may invest in financial  instruments such as equity caps, collars, floors, swaps and depository receipts.  The Fund may also purchase U.S. Government securities.

         For further  information on these  securities and investment  practices and their risks,  see this  Prospectus  under "Certain
Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

ASAF ALLIANCE GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund is to seek long-term growth of capital by investing  predominantly in the equity  securities of a limited number of large,  carefully  selected,  high-quality  U.S.  companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The Fund normally  invests at least 80% of its total assets in the equity  securities of U.S.  companies.  A U.S. company is a company that is organized  under United States law, has its principal  office in the United  States and issues equity  securities  that are traded  principally in the United States.  For purposes of the Fund, a non-U.S.  company is a company that (i) is organized outside the United States,  (ii) has its principal  place of business  outside the United States,  and (iii) issues  securities that are traded principally  in foreign  countries.  Companies  that do not fall  within this  definition  are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be  represented  in the Fund,  with the 25  companies  most highly  regarded  by the  Sub-advisor  usually constituting  approximately  70% of the Fund's net assets.  The Fund is thus  atypical  from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Fund emphasizes  stock  selection.  The  Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally  follows a primary research  universe of more than
500 companies  that have strong  management,  superior  industry  positions,  excellent  balance  sheets and superior  earnings  growth prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective  earnings growth is not fully reflected in current market valuations.

         In  managing  the Fund,  the  Sub-advisor  seeks to  utilize  market  volatility  judiciously  (assuming  no change in company fundamentals),  striving to capitalize on apparently  unwarranted  price  fluctuations,  both by purchasing or increasing  positions on weakness and selling or reducing  overpriced  holdings.  The Fund normally  remains nearly fully invested and does not take significant cash  positions for market timing  purposes.  During market  declines,  while adding to positions in favored  stocks,  the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or  eliminating  fully  valued  positions,  the Fund becomes  somewhat  more conservative,  gradually  increasing the number of companies  represented in its portfolio.  The  Sub-advisor  therefore  seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

         The Sub-advisor  expects the average market  capitalization of companies  represented in the Fund normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500(R)Index.

         Because the Fund invests  primarily in stocks,  the Fund is subject to the risks  associated with stock  investments,  and the
Fund's share price  therefore  may  fluctuate  substantially.  The Fund's share price will be affected by changes in the stock  markets generally,  and  factors  specific  to a company or an  industry  will  affect the prices of  particular  stocks  held by the Fund (for example, poor earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation against a company, or changes in governmental  regulation  affecting an industry).  The Fund's focus on large,  more-established  companies may mean that its level of risk is lower  than a fund  investing  primarily  in  smaller  companies.  Because  the Fund  invests  in a smaller  number of securities than many other funds,  changes in the value of a single  security may have a more  significant  effect,  either negative or positive, on the Fund's share price.

Other Investments:

In addition to investing in equity securities, the Fund also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write covered  exchange-traded  call options on its securities up to 15% of its total assets, and purchase  exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

         American  Depository  Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Fund.

         For  additional  information  on the types of  investments  other than common  stocks in which the Fund may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although it does not expect to do so ordinarily,  when business or financial  conditions  warrant the
Fund may assume a temporary defensive position and invest in high-grade,  short-term,  fixed-income  securities (which may include U.S.
Government  securities)  or hold its  assets in cash.  While the Fund is in a  defensive  position,  the  opportunity  to  achieve  its investment objective will be limited.

ASAF MARSICO CAPITAL GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth.  This is a fundamental  objective of the Fund.
Income is not an investment  objective and any income realized on the Fund's investments,  therefore,  will be incidental to the Fund's objective.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments  for the Fund,  the  Sub-advisor  uses an approach that combines "top down"  economic  analysis with
"bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such  macro-economic  factors as  interest  rates, inflation,  the regulatory  environment,  and the global competitive  landscape.  In addition, the Sub-advisor examines such factors as the most attractive global investment  opportunities,  industry  consolidation,  and the sustainability of economic trends. As a result of this "top down"  analysis,  the  Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large. In determining  whether a particular  company is appropriate for investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its franchise durability and pricing power, solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity,  and the ability to generate free cash flow),  strong management, and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk  associated  with  investment in the Fund will be the risk that the equity  securities  held by the Fund will decline in value.  The risk of the Fund is expected to be  commensurate  with that of other funds using a growth  strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Fund to purchase and hold  securities for capital  growth,  changes in the Fund will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from  liquidity  needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be  recognized  and increase in value due to a specific development,  such as a  technological  breakthrough,  management  change  or new  product  at that  company.  Investment  in  "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         The Fund may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Fund perceives an opportunity  for capital growth from such  securities.  The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

         The Fund may also purchase  securities  of foreign  issuers,  including  foreign  equity and debt  securities  and  depositary receipts.  Foreign  securities  are  selected  primarily on a  stock-by-stock  basis  without  regard to any defined  allocation  among countries  or  geographic  regions.  The Fund may also use a  variety  of  currency  hedging  techniques,  including  forward  currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Fund may invest without limit in  index/structured  securities,  which are debt  securities whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value may increase or decrease if the  reference  index or  instrument  appreciates).  Index/structured  securities  may have  return  characteristics  similar to direct investments in the underlying  instruments,  but may be more volatile than the underlying  instruments.  The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other Derivative  Instruments.  The Fund may purchase and write (sell) options on securities,  financial indices,  and foreign  currencies,  and may invest in futures  contracts on  securities,  financial  indices,  and foreign  currencies, options on futures  contracts,  forward  contracts and swaps and  swap-related  products.  These  instruments will be used primarily to hedge the Fund's positions against potential  adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging  purposes such as increasing  the Fund's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the  Sub-advisor  may increase the Fund's cash position  without  limitation when the Sub-advisor  believes that  appropriate  investment  opportunities  for capital growth with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes  or to receive a return on idle cash) will  include  high-grade  commercial  paper,  certificates  of deposit  and  repurchase agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of capital growth will be limited.

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund  (formerly  the ASAF Janus  Capital  Growth  Fund) is to seek growth of capital.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in equity  securities.  Equity  securities  include  common stocks, preferred  securities,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies  that the  Sub-advisor  believes have potential to achieve  capital  appreciation  over the  long-term.  The Fund seeks to achieve its investment  objective by investing,  under normal  circumstances,  in approximately  30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Fund invests a substantial  portion (or all) of its assets in equity securities,  the Fund is subject to the risks associated  with  investments in equity  securities,  and the Fund's share price  therefore may fluctuate  substantially.  This is true despite the Fund's focus on the equity  securities  of larger  more-established  companies.  The Fund's share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an industry will affect the prices of particular  stocks held by the Fund (for example,  poor earnings,  loss of major customers,  major litigation  against an issuer, or changes in government regulations  affecting an industry).  Because of the types of securities in which the Fund invests,  the Fund is designed for those who are investing for the long term.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be recognized and appreciate in value due to a specific development,  such as a  technological  breakthrough,  management  change  or new  product  at that  company.  Investment  in  "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity  securities,  the Fund may also invest to a lesser degree debt securities  when the Fund  perceives an  opportunity  for capital  growth from such  securities.  The Fund is subject to the  following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities  and engage in the following investment techniques:

         Foreign  Securities.  The Fund may also purchase  securities of foreign issuers,  including foreign equity and debt securities and  depositary  receipts.  Foreign  securities  are  selected  primarily  on a  stock-by-stock  basis  without  regard to any  defined allocation  among  countries  or  geographic  regions.  No more than 25% of the Fund's  assets may be  invested  in foreign  securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund intends to use most  derivative  instruments  primarily to hedge the value of its  portfolio  against  potential  adverse  movements in securities prices,  foreign currency markets or interest rates. To a limited extent,  the Fund may also use derivative  instruments for non-hedging  purposes such as seeking to increase  income.  The Fund may also use a variety of currency hedging  techniques,  including forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments  exposed to foreign  currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Fund's cash position  without  limitation when the Sub-advisor is of the opinion that appropriate  investment  opportunities for capital growth with desirable risk/reward  characteristics are unavailable.
Cash and  similar  investments  (whether  made for  defensive  purposes  or to receive a return on idle cash) will  include  high-grade commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive position, the opportunity for the Fund to achieve its investment objectives of capital growth will be limited.

ASAF DEAM LARGE-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  maximum  growth  of  investors'  capital  from a  portfolio primarily of growth stocks of larger companies.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  issued by large  capitalization  companies.  The 80%  investment  requirement  applies at the time the Fund invests its assets.

         The Fund pursues its investment  objective by normally investing  primarily in the equity securities of large-sized  companies included in the Russell 1000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those  stocks  included in the Russell  1000(R)Growth  Index,  but which outperforms the Russell 1000(R)Growth Index through active stock  selection.  The Russell 1000(R)Growth Index is a market  capitalization index that measures the  performance of large,  established  companies with above average growth  prospects.  As of September 30, 2001, the average market  capitalization  of the companies in the Russell 1000(R)Growth Index was  approximately  $12.7 billion and the median market  capitalization  was  approximately  $2.9 billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market  conditions.  The  targeted  tracking  error of this  Fund is 4% with a normal  deviation  of +/- 1%.  It is  possible  that the deviation  may be higher.  For purposes of this Fund,  the strategy of  attempting  to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 1000(R)Growth Index,  while  improving  upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth versus cash flow growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term  capital  appreciation  will take precedence  over short  range  market  fluctuations.  However,  the Fund may  occasionally  make  investments  for  short-term  capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor perception or general economic or financial market movements.  The Fund's focus on the  stocks of large,  more  established  companies  may mean that its level of risk is lower  than a fund  investing  primarily  in smaller  companies.  A fund focusing on growth  stocks will  generally  involve  greater risk and share price  fluctuation  than a fund investing  primarily in value stocks.  While the Fund attempts to  outperform  the Russell 1000(R)Growth Index,  it is not expected that any outperformance will be substantial.  The Fund also may underperform the Russell 1000(R)Growth Index over short or extended periods.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may also  invest to a limited  degree in  preferred  stocks and debt securities when they are believed by the  Sub-advisor to offer  opportunities  for capital  growth.  Other types of securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in  securities  of foreign  issuers in the form of  depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities  in which the Fund may invest  include  any type of  security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national securities  exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective and also to hedge against  currency and market  risks,  but are not intended for  speculation.
The Fund may engage in financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive position is deemed advisable because of prevailing market  conditions,  the Fund may invest  without  limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities  or cash or cash  equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek  attractive  long-term  capital  appreciation  on an after-tax basis.

Principal Investment Policies and Risks:

         The Fund will invest primarily in  large-capitalization  stocks selected mainly from the 1,000 largest U.S.  companies.  Stock selection is based on a combination of  fundamental,  bottom-up  analysis and top-down  quantitative  strategies  that seek to identify companies  with superior  long-term  appreciation  prospects.  Generally the  Sub-advisor  uses a growth  approach to stock  selection, looking for companies with one or more of the following  characteristics:  a demonstrated ability to increase revenues,  earnings,  and cash flow consistently;  capable management;  attractive business niches; and a sustainable competitive advantage.  Valuation measures, such as a company's  price/earnings  ratio  relative to the market and its own growth  rate,  and its  dividend  yield  relative to the market, are also considered.

         Generally,   the  Fund  will  limit   exposure  to   high-yielding   stocks.   However,   the  payment  of  dividends  -  even
higher-than-average dividends - does not disqualify a stock from consideration for the Fund's portfolio.

         The Fund seeks long-term  appreciation  while minimizing taxable  distributions of capital gains and dividends.  This approach should reduce the negative  effects of federal taxation and should increase  after-tax  returns compared with similar funds that do not make tax efficiency a primary focus. To accomplish the Fund's goal of minimizing  taxable  distributions,  the Sub-advisor  will strive to avoid realizing capital gains by limiting sales of existing  holdings.  However,  gains may be realized when it is believed that the risk of holding a security  outweighs  tax  considerations.  When gains are taken,  the  Sub-advisor  will  attempt to offset them with losses from other  securities.  This may be accomplished by selling certain  securities at a loss and investing the proceeds in similar securities.

         When shares that have  appreciated  are sold,  the  Sub-advisor  will attempt to limit  realized  capital gains by selling the highest-cost  securities  in a position  first (that is, the shares on which the Fund has the  smallest  gain).  The  Sub-advisor  will strive to keep  income  from  taxable  dividends  low.  There is no  guarantee  the  Sub-advisor's  attempts  to  manage  the Fund in a tax-efficient manner will be successful, or that the Fund will achieve its objectives.

         Growth  stocks can be volatile for several  reasons.  Since  growth  companies  usually  reinvest a high  proportion  of their earnings in their own businesses,  they may lack the dividends  often  associated with value stocks that could cushion their decline in
a  falling  market.  Also,  since  investors  buy  growth  stocks  because  of  their  expected  superior  earnings  growth,   earnings
disappointments  often  result in sharp  price  declines.  Investors  should be aware that the stock  market as a whole can decline for many  reasons.  During  periods of adverse  political,  economic and market  conditions  in the U. S. or abroad,  stock prices may fall despite  favorable  earnings  trends.  To the extent  that the Fund  invests in  technology  stocks,  one should be aware that they are particularly volatile and subject to greater price swings, up and down, than the broad market.

Other Investments:

         While most assets will be invested in U.S.  common  stocks,  other  securities  may also be purchased,  including  convertible securities,  warrants,  foreign stocks,  futures,  and options in keeping with Fund objectives.  In pursuing the Fund's objective,  the
Sub-advisor  has the  discretion  to purchase  some  securities  that do not meet its normal  investment  criteria when it perceives an unusual  opportunity for gain. These special  situations  might arise when the Sub-advisor  believes a security could increase in value for a variety of reasons,  including a change in management,  an extraordinary  corporate event, or a temporary imbalance in the supply of or demand for the securities.

         The Fund may invest up to 25% of its total  assets  (excluding  short-term  high  quality  foreign and  domestic  money market instruments)  in foreign  securities,  including  nondollar-denominated  securities  traded outside of the U.S. and  dollar-denominated securities of foreign  issuers traded in the U.S. (such as ADRs).  The Fund may also enter into foreign  exchange  contracts.  The Fund may enter into futures and options  contracts  for a number of reasons,  including:  to manage Fund  exposure to changes in  securities prices and foreign  currencies;  as an  efficient  means of adjusting  Fund overall  exposure to certain  markets;  to hedge  against a potentially  unfavorable  change in interest rates; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio  securities.  Call and put options may be purchased or sold on  securities,  financial  indices,  and foreign  currencies.
The Fund may invest up to 10% of its total assets in hybrid  instruments,  which combine the  characteristics  of futures,  options and securities.

         For additional  information  about these investments and risks, see this Prospectus under "Certain Risk Factors and Investment
Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain  cash  reserves  without  limitation  for  temporary  defensive purposes.  The Fund's reserves may be invested in short-term,  tax-exempt money market securities  (including money market mutual funds managed by the Sub-advisor or affiliates), as well as short-term,  investment-grade securities,  including tax-exempt commercial paper, municipal  notes,  and short-term  maturity bonds.  Some of these  securities may have  adjustable,  variable,  or floating rates.  The effect of taking such a position is that the Fund may not achieve its investment objective.

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND:

Investment  Objective:  The investment objective of the Fund is to seek capital growth by investing  approximately 50% of its assets in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

         The Fund will invest  primarily in common  stocks of large U.S.  companies  included in the Russell  1000(R)Index (the "Russell
1000(R)").  The  Russell  1000(R)is a market  capitalization-weighted  index that  measures  the  performance  of the 1,000  largest  U.S.
companies.  As of September 30, 2002, the average market  capitalization  of the companies in the Russell 1000(R)Index was approximately
$8.6 billion.  The size of the companies in the Russell 1000(R)will change with market conditions.

         Normally,  about 60-85  companies  will be  represented  in the Fund,  with 25-35  companies  primarily from the Russell 1000(R)
Growth Index (the "Growth Index")  constituting  approximately  50% of the Fund's net assets,  and 35-50  companies  primarily from the
Russell  1000(R)Value  Index (the "Value  Index")  constituting  the  remainder  of the Fund's net  assets.  Daily cash flows (that is, purchases  and  reinvested  distributions)  and  outflows  (that is,  redemptions  and expense  items) will be divided  between the two portfolio  segments for purposes of maintaining  the targeted  allocation  between  growth and value stocks (the "Target  Allocation").
Normally,  while it is not expected  that the  allocation  of assets  between  portfolio  segments  will deviate more than 10% from the
Target  Allocation,  it is possible  that this  deviation  may be higher.  Factors  such as market  fluctuation,  economic  conditions, corporate  transactions and declaration of dividends may result in deviations from the Target  Allocation.  In the event the allocation of assets to the portfolio  segments differs by more than 10% from the Target  Allocation  (e.g., 60% of the Fund's net assets invested in growth stocks and 40% of the Fund's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the  portfolio  segment that has appreciated more or depreciated less to the other.  Rebalancing will entail transaction costs which over time may be significant.

         The Growth  Index  measures  the  performance  of the Russell  1000(R)companies  with higher  price-to-book  ratios and higher forecasted  growth values.  The Value Index measures the  performance of the Russell 1000(R)companies with lower  price-to-book  ratios and lower  forecasted  growth  values.  This  combination  of growth stocks and value stocks is intended to enhance  performance of the
Fund over time,  and reduce the Fund's overall risk in comparison to funds which invest  exclusively in growth or value stocks.  During particular periods, the Fund may outperform or underperform funds which invest exclusively in growth or in value stocks.

         The  investment  strategy of the  Sub-advisor  responsible  for the  portion of the Fund's  assets  invested in growth  stocks emphasizes  stock  selection.  The  Sub-advisor  relies  heavily upon the  fundamental  analysis and rigorous  research of its internal research staff. The Sub-advisor  selects  investments  based on strong  management,  superior  industry  positions,  excellent  balance sheets and superior  earnings  growth;  where all of these  strengths have not been reflected in the company's stock price. In managing the Fund,  the  Sub-advisor  seeks to take  advantage  of market  volatility.  During  market  declines,  the  Sub-advisor  will add to positions,  causing  the Fund to  become  somewhat  more  aggressive.  Conversely,  in rising  markets,  the  Sub-advisor  will trim or eliminate positions and as a result the Fund will become more conservative.

         The method of selecting the investments  used by the Sub-advisor  responsible for the portion of the Fund's assets invested in value stocks is to measure each stock's  long-term  expected  return by comparing the price of the security to the company's  long-term cash flows.  The Sub-advisor will only purchase those stocks that it has  above-average  confidence in the reliability of its analysts'
forecasts.  The  Sub-advisor  may delay its purchase of securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near  future,  and it may delay its sale of  securities  if recent strength in the stock or upward  earnings  revisions  indicate  the stock is likely to rise soon.  The  Sub-advisor  will  control risk within  the value  portion of the Fund by  reviewing  whether  there is undue  portfolio  exposure  to  industry  sector and other risk factors.  The Sub-advisor  will take more risk when unusually  large value  distortions  within the value realm create  unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

         Because the Fund invests  primarily in stocks,  the Fund is subject to the risks  associated with stock  investments,  and the
Fund's share price  therefore  may  fluctuate  substantially.  The Fund's share price will be affected by changes in the stock  markets generally,  and  factors  specific  to a company or an  industry  will  affect the prices of  particular  stocks  held by the Fund (for example, poor earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation against a company, or changes in governmental  regulation  affecting an industry).  The Fund's focus on large,  more-established  companies may mean that its level of risk is lower  than a fund  investing  primarily  in  smaller  companies.  Because  the Fund  invests  in a smaller  number of securities than many other funds,  changes in the value of a single  security may have a more  significant  effect,  either negative or positive, on the Fund's share price.

Other Investments:

In addition to investing in equity securities, the Fund also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts and;
o        write  covered  exchange-traded  call  options on its  securities  up to 15% of the growth  portion of its total  assets,  and purchase  exchange-traded  call and put options on common stocks up to, for all options, 10% of the growth portion of its total assets.

         For purposes of the Fund a foreign  security is a security issued by a non-U.S.  company,  which is defined as a company that:
(1) is organized  outside the United  States;  (ii) has its principal  place of business  outside the United  States;  and (iii) issues securities  traded  principally in a foreign country.  Companies that do not fall within the definition of a non-U.S.  company would be considered a U.S. company and therefore not subject to the above limitation on foreign securities.

         American  Depository  Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Fund.

         For additional  information  about these investments and risks, see this Prospectus under "Certain Risk Factors and Investment
Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  Although it does not expect to do so ordinarily,  when business or financial  conditions warrant, the
Fund may assume a temporary defensive position and invest in high-grade,  short-term,  fixed-income  securities (which may include U.S.
Government  securities)  or hold its  assets in cash.  While the Fund is in a  defensive  position,  the  opportunity  to  achieve  its investment objective will be limited.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common  stocks of large  companies  that appear to be  undervalued.  Among other things,  the
Fund seeks to identify  compelling buying  opportunities  created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects remain sound. The  Sub-advisor's  investment  approach is value-based and  price-driven,  and it relies on the intensive  fundamental  research of its internal  research staff to identify these buying opportunities in the marketplace.

         Fund  investments  are  selected  by the  Sub-advisor  based upon a model  portfolio  of  125-175  stocks  constructed  by the
Sub-advisor.  In selecting  investments for the model  portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the
Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.
The  Sub-advisor  relates  present  value of each  company's  forecasted  future  cash  flow to the  current  price of its  stock.  The
Sub-advisor  ranks  companies from the highest  expected  return to the lowest,  with the companies at the top of the ranking being the most undervalued.

         Once the  expected  return for each  stock is  calculated,  the  Sub-advisor  adjusts  for  timing  and  concentration  risks.
Securities are ranked by risk-adjusted  expected returns.  Securities ranked in the top third of its valuation  universe,  if selected, are  over-weighted  in the Fund because they represent the most  undervalued  stocks in its universe.  The  Sub-advisor  market weights securities  ranked in the middle third of its universe,  if selected,  to add  diversification  to the Fund. To control  variability in premium,  the Sub-advisor also holds the largest  capitalization  securities (at  under-weighted  positions) in the Fund even when they rank in bottom third of the universe.  If a security falls in the ranking from the top third of the  Sub-advisor's  valuation  universe to the middle third,  the  Sub-advisor  may reduce Fund's the position to market weight.  If the security's  ranking  continues to fall into the bottom  third of its  universe,  the  Sub-advisor  may either  sell it or, if it is a very large  capitalization  stock,  will underweight it. The  Sub-advisor  may from time to time deviate from the foregoing  process with respect to the weighting of individual securities in the Fund when determined appropriate by the Sub-advisor.

         The Sub-advisor may delay the Fund's  purchase of securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near future,  and it may delay the Fund's sale of securities if recent  strength in the stock or upward  earnings  revisions  indicate the stock is likely to rise soon. The  Sub-advisor  will control risk by reviewing  whether there is undue  portfolio  exposure to industry  sector and other risk factors.  The  Sub-advisor  will take more risk when unusually large value  distortions  within the value realm create unusually large  opportunities to add returns,  and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also seeks to control  risks by  correlating  the size of initial  purchases  by the Fund to the  security's benchmark  weighting,  within plus or minus 0.5%. If market  appreciation of a security  brings the security's  weighting to 1.0% above or below its benchmark  weighting (at the time),  the size of the holding is generally  increased or reduced  accordingly.  Because the
Fund invests  primarily  in stocks,  the Fund is subject to the risks  associated  with stock  investments,  and the Fund's share price therefore  may  fluctuate  substantially.  The Fund's  share  price will be  affected by changes in the stock  markets  generally,  and factors  specific  to a company or an  industry  will  affect the  prices of  particular  stocks  held by the Fund (for  example,  poor earnings,  loss of major  customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an  industry).  The Fund's focus on large,  more-established  companies  may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  While the Fund's value investing  historically has involved less risk than  investing in growth  companies,  investing in value stocks  carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Derivatives.  The Fund may invest in various  instruments  that are or may be  considered  derivatives,  including  securities index futures  contracts  and related  options.  These  instruments  may be used for several  reasons:  to simulate full  investment in equities while retaining cash for fund management  purposes,  to facilitate  trading, or to reduce transaction costs. The Fund will not use  derivatives  for  speculative  purposes  or to  leverage  its  assets.  The Fund will limit its use of  securities  index  futures contracts  and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related  options do not exceed 5% of the Fund's assets and the  percentage of the Fund's assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Fund may  maintain  up to 25% of its  assets in  short-term  debt  securities  and  money  market instruments to meet redemption  requests.  These  securities  include  obligations  issued or guaranteed by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial paper, and certain bank obligations.  The
Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF DEAM LARGE-CAP VALUE FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  maximum  growth  of  investors'  capital  from a  portfolio primarily of value stocks of larger companies.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  issued by large  capitalization  companies.  The 80%  investment  requirement  applies at the time the Fund invests its assets.

         The Fund pursues its investment  objective by normally investing  primarily in the equity securities of large-sized  companies included in the Russell 1000(R)Value Index.  Equity  securities  include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market  risk of those  stocks  included in the Russell  1000(R)Value  Index,  but which outperforms  the Russell 1000(R)Value Index through  active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization index that measures the  performance of large,  established  companies with above average growth  prospects.  As of September 30, 2001, the average  market  capitalization  of the companies in the Russell 1000(R)Value Index was  approximately  $12.7 billion and the median market  capitalization  was  approximately  $2.9  billion.  The size of the companies in the Russell 1000(R)Value Index will change with market  conditions.  The  targeted  tracking  error of this  Fund is 4% with a normal  deviation  of +/- 1%.  It is  possible  that the deviation  may be higher.  For purposes of this Fund,  the strategy of  attempting  to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell  1000(R)Value Index,  while  improving  upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The Sub-advisor  considers a number of factors in determining  whether to invest in a value stock,  including  earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth versus cash flow growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term  capital  appreciation  will take precedence  over short  range  market  fluctuations.  However,  the Fund may  occasionally  make  investments  for  short-term  capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor perception or general economic or financial market movements.  The Fund's focus on the  stocks of large,  more  established  companies  may mean that its level of risk is lower  than a fund  investing  primarily  in smaller  companies.  While value investing  historically has involved less risk than investing in growth companies,  investing in value stocks  carries the risk that the market will not  recognize the stock's  intrinsic  value for a long time or that a stock judged to be undervalued  may actually be  appropriately  priced.  While the Fund  attempts to outperform  the Russell 1000(R)Value Index,  it is not expected  that any  outperformance  will be  substantial.  The Fund also may  underperform  the Russell 1000(R)Value Index over short or extended periods.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may also  invest to a limited  degree in  preferred  stocks and debt securities when they are believed by the  Sub-advisor to offer  opportunities  for capital  growth.  Other types of securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in  securities  of foreign  issuers in the form of  depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities  in which the Fund may invest  include  any type of  security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national securities  exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective and also to hedge against  currency and market  risks,  but are not intended for  speculation.
The Fund may engage in financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

          In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive position is deemed advisable because of prevailing market  conditions,  the Fund may invest  without  limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities  or cash or cash  equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The  investment  objective of the Fund is to outperform  the Standard & Poor's 500 Composite  Stock Price Index
(the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in securities included in the S&P 500(R).  The 80% investment requirement applies at the time the Fund invests its assets.

         The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange Inc.  (the  "NYSE").  The
Sub-advisor believes that the S&P 500(R)is representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative  criteria  that are designed to indicate  whether a particular  stock will predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor  determines  whether the Fund should over-weight,  under-weight  or hold a  neutral  position  in the  stock  relative  to the  proportion  of the S&P 500(R)that the  stock represents.  In addition,  the  Sub-advisor may determine  based on the  quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Fund in any amount,  and (2) certain equity  securities  that are not included in the S&P 500(R)should be held by the
Fund.  The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500(R).

         As a mutual fund investing  primarily in common stocks,  the Fund is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock prices  generally rise and periods when prices  generally  decline.  The  Sub-advisor  believes that the various  quantitative  criteria  used to determine  which stocks to over- or  under-weight  will balance each other so that the overall risk of the Fund is not likely to differ  materially from the risk of the S&P 500(R)itself.  While the Fund attempts to outperform the S&P 500(R), it is not expected that any  outperformance  will be substantial.  The Fund also may underperform the S&P 500(R)over short or extended periods.

         About the S&P 500(R).  The S&P 500(R)is a  well-known  stock market  index that  includes  common  stocks of 500  companies  from several  industrial sectors  representing a significant  portion of the market value of all common stocks publicly traded in the United
States.  Stocks in the S&P 500(R)are weighted according to their market  capitalization (the number of shares outstanding  multiplied by the stock's  current  price).  The  composition  of the S&P 500(R)is determined  by S&P based on such factors as market  capitalization, trading activity,  and whether the stock is  representative  of stocks in a particular  industry group. The composition of the S&P 500(R)
may be changed  from time to time.  "Standard  &  Poor's(R)",  "S&P  500(R)",  "Standard & Poor's  500",  and "500" are  trademarks  of The
McGraw-Hill  Companies,  Inc. and have been licensed for use by the Investment Manager.  The Fund is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Other Investments:

         Derivatives.  The Fund may invest in various  instruments  that are or may be  considered  derivatives,  including  securities index  futures  contracts  and  related  options,  warrants  and  convertible  securities.  These  instruments  may be used for several reasons:  to simulate full investment in the S&P 500(R)while  retaining cash for fund management  purposes,  to facilitate  trading,  to reduce transaction costs or to seek higher investment  returns when the futures contract,  option,  warrant or convertible  security is priced more  attractively  than the underlying  equity  security or the S&P 500(R).  The Fund will not use  derivatives  for  speculative purposes or to leverage its assets.  The Fund will limit its use of  securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts  and premiums on related  options do not exceed 5% of the Fund's  assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Fund may  maintain  up to 25% of its  assets in  short-term  debt  securities  and  money  market instruments  to meet  redemption  requests or to facilitate  investment in the  securities of the S&P 500(R).  These  securities  include obligations  issued or  guaranteed  by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase agreements,  commercial  paper,  and certain  bank  obligations.  The Fund will not invest in these  securities  as part of a temporary defensive strategy to protect against potential market declines.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The  investment  objective of the Fund is  long-term  growth of capital and income  while  attempting  to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Fund normally will invest in common stocks (and securities  convertible  into common stocks).  The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the  Fund's  assets  invested  in  securities  that are  selling  at  reasonable valuations in relation to their  fundamental  business  prospects.  In doing so, the Fund may forgo some  opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

         In  seeking to achieve  its  objective,  the Fund  invests  primarily  in the equity  securities  of U.S.  companies  that the
Sub-advisor  believes  are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock  prices (of  companies in which the Fund invests) will come to reflect the companies'  intrinsic  economic  values.  The Sub-advisor  uses a disciplined  investment  process to evaluate the companies in its  extensive  research  universe.  Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their own  earnings  estimates  and  financial  models for each company  followed.  The
Sub-advisor  employs these models to identify  equity  securities  whose  current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the Sub-advisor  takes into account any factors it believes bear on the ability of the company to perform in the future,  including earnings growth,  prospective cash flows,  dividend growth and growth in book value.  The Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative  order of  disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The prices of the common  stocks  that the Fund  invests  in will  fluctuate.  Therefore,  the  Fund's  share  price will also fluctuate,  and may decline  substantially.  While there is the risk that an investment will never reach what the Sub-advisor  believes is its full value,  or go down in value,  the Fund's risk and share price  fluctuation  (and  potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments:

         The Fund,  in addition to investing in common stocks and  convertible  securities,  may write  covered call options  listed on domestic  securities  exchanges  with respect to  securities in the Fund. It is not intended for the Fund to write covered call options with  respect  to  securities  with an  aggregate  market  value of more  than 10% of the  Fund's  net  assets at the time an option is written.  The Fund also may purchase and sell forward and futures  contracts  and related  options for hedging  purposes.  The Fund may also invest up to 10% of the Fund's net assets (at the time of  investment)  in foreign  securities,  and invest in straight  bonds and other debt securities.

         Temporary  Investments.  The Fund may invest in  short-term  debt and other high  quality  fixed-income  securities  to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective will be limited.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The Fund invests,  under normal  market  conditions,  at least 65% of its net assets in common stocks and related  securities, such as preferred  stocks,  convertible  securities and depositary  receipts.  The stocks in which the Fund invests  generally will pay dividends.  While  the Fund may  invest in  companies  of any  size,  the Fund  generally  focuses  on  companies  with  larger  market capitalizations  that the  Sub-advisor  believes have  sustainable  growth  prospects and  attractive  valuations  based on current and expected earnings or cash flow.

         The  Sub-advisor  uses a "bottom  up," as  opposed to "top  down,"  investment  style in  managing  the Fund.  This means that securities are selected based upon  fundamental  analysis of individual  companies (such as analysis of the companies'  earnings,  cash flows, competitive position and management abilities) by the Sub-advisor.

         The Fund may invest up to 20% of its total assets in foreign equity securities.

         As with any fund  investing  primarily in common stocks,  the value of the  securities  held by the Fund may decline in value, either because of changing  economic,  political or market  conditions or because of the economic  condition of the company that issued the security.  These declines may be  substantial.  In light of the Fund's focus on  income-producing  large-cap  stocks,  the risk and share price  fluctuations  of the Fund (and its  potential  for gain) may be less than many other stock  funds.  The Fund may invest in foreign  companies,  including  companies  located in  developing  countries,  and it  therefore  will be subject to risks  relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although  the Fund  will  invest  primarily  in  common  stocks  and  related  securities,  the Fund may also  invest  in debt securities,  including  variable and floating rate securities and zero coupon,  deferred  interest and pay-in-kind  bonds. The Fund may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The Fund may purchase and sell futures contracts on securities  indices,  foreign  currencies and interest rates for hedging and  non-hedging  purposes.  The Fund may also enter into forward  contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may depart from its principal  investment  strategy by  temporarily  investing for defensive purposes when adverse market,  economic or political  conditions exist. When investing for defensive  purposes,  the Fund may hold cash or invest in cash equivalents such as short-term U.S.  government  securities,  commercial paper and bank  instruments.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF INVESCO CAPITAL INCOME FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek capital  growth and current  income  while  following  sound investment practices.

Principal Investment Policies and Risks:

         The Fund seeks to achieve its  objective by in investing  securities  that are expected to produce  relatively  high levels of income  and  consistent,  stable  returns.  The Fund  normally  will  invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.

         Up to 30% of the Fund's  assets may be invested in equity  securities  that do not pay regular  dividends.  In  addition,  the
Fund normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The Fund may invest up to 25%
of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be developing.  These foreign investments may serve to increase the overall risks of the Fund.

         The Fund's  investments in common stocks may, of course,  decline in value,  which will result in declines in the Fund's share price.  Such declines could be substantial.  To minimize the risk this presents,  the Sub-advisor will not invest,  with respect to 75%
of the value of its total  assets,  more than 5% of the  Fund's  assets in the  securities  of any one  company or more than 25% of the
Fund's  assets in any one  industry.  In light of the Fund's focus on income  producing  stocks,  its risk and share price  fluctuation
(and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The Fund's  investments in debt  securities  will generally be subject to both credit risk and market risk.
Credit risk  relates to the ability of the issuer to meet  interest  or  principal  payments,  or both,  as they come due.  Market risk relates to the fact that the market values of debt  securities in which the Fund invests  generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will limit the Fund's debt security  investments to securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated below the top four grades by Standard & Poor's  Corporation or Moody's  Investors  Services,  Inc., or equivalent  unrated debt securities ("junk bonds").

         In order to minimize  its risk in investing  in debt  securities,  the Fund will invest no more than 15% of its assets in junk bonds,  and in no event will the Fund ever invest in a debt  security  rated  below Caa by Moody's or CCC by  Standard & Poor's.  While the Sub-advisor  will monitor all of the debt securities in the Fund for the issuers'  ability to make required  principal and interest payments and other quality  factors,  the  Sub-advisor  may retain in the Fund a debt security whose rating is changed to one below the minimum  rating  required for purchase of such a security.  For a discussion of the special risks involved in  lower-rated  bonds,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In periods of uncertain  market and  economic  conditions,  the Fund may assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or  government  securities,  or held in cash.  While the Fund is in a defensive position, the opportunity for the Fund to achieve their investment objectives may be limited.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor  intends to maintain  approximately  60% of the Fund's assets in equity  securities and the remainder in bonds and other  fixed  income  securities.  Both the  Fund's  equity  and fixed  income  investments  will  fluctuate  in value.  The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic  conditions,  and investor  confidence.  The fixed  income  investments  will be affected  primarily by rising or falling  interest  rates and the credit quality of the issuers.  As a Fund that invests  both in equity and fixed  income  securities,  the Fund's risk of loss and share price fluctuation will tend to be less than funds investing  primarily in equity securities and more than funds investing  primarily in fixed income securities.

         Equity Investments.  With the equity portion of the Fund, the Sub-advisor  utilizes  quantitative  management  techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured  by the value of their  stock) from most  attractive  to least  attractive.  These rankings are determined by using a computer model that combines  measures of a stock's value and measures of its growth  potential.  To measure  value,  the  Sub-advisor  uses  ratios of stock  price to book value and stock price to cash flow,  among  others.  To measure growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings  and changes in its  earnings  estimates,  as well as other factors.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio  optimization,  the
Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  earlier  that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio that provides  better returns than the S&P 500(R)
Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  Sub-advisor  intends to  maintain  approximately  40% of the Fund's  assets in fixed  income securities.  Up to 20% of the Fund's fixed income  securities  may be invested in foreign fixed income  securities.  These  percentages will fluctuate and may be higher or lower  depending on the mix the  Sub-advisor  believes will be most  appropriate  for achieving the
Fund's objectives.

         The fixed income portion of the Fund is invested in a diversified portfolio of government  securities,  corporate fixed income securities,  mortgage-backed  and asset-backed  securities,  and similar securities.  The Sub-advisor's  strategy is to actively manage the Fund by investing the Fund's fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which represent better relative long-term investment opportunities.

         The  Sub-advisor  will adjust the  weighted  average  portfolio  maturity in response to expected  changes in interest  rates.
Under normal  market  conditions,  the weighted  average  maturity of the fixed income  portion of the Fund will be in the 3 to 10 year range.  During periods of rising interest  rates,  the weighted  average  maturity may be reduced in order to reduce the effect of bond price  declines on the Fund's net asset  value.  When  interest  rates are  falling  and bond prices are rising,  the Fund may be moved toward the longer end of its maturity range.

         Debt  securities  that comprise the Fund's fixed income  portfolio will primarily be investment  grade  obligations.  However, the Fund may invest up to 15% of its fixed income assets in high-yield  securities or "junk bonds."  Regardless of rating  levels,  all debt securities  considered for purchase by the Fund are analyzed by the Sub-advisor to determine,  to the extent reasonably  possible, that the planned  investment  is sound,  given the  investment  objective of the Fund.  For an  additional  discussion  of  lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In determining the allocation of assets among U.S. and foreign capital  markets,  the Sub-advisor  considers the condition and growth potential of the various economies;  the relative valuations of the markets;  and social,  political,  and economic factors that may affect the markets.  The Sub-advisor  also considers the impact of foreign  exchange rates in selecting  securities  denominated in foreign currencies.

         Foreign  Securities.  The Fund may invest up to 25% of its total  assets in equity  and debt  securities  of foreign  issuers, including  foreign  governments and their agencies,  when these securities meet its standards of selection.  (As noted above, up to 20%
of the fixed income portion of the Fund normally may be invested in foreign  securities.)  These  investments will be made primarily in issuers in developed markets.  The Fund may make such investments either directly in foreign  securities,  or by purchasing  depositary receipts  for foreign  securities.  To protect  against  adverse  movements in exchange  rates  between  currencies,  the Fund may, for hedging  purposes  only,  enter into forward  currency  exchange  contracts and buy put and call options  relating to currency  futures contracts.

Other Investments:

         The Fund may make  short  sales  "against  the  box." The Fund may also  invest in  derivative  securities.  Certain  of these derivative securities may be described as "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other financial indicators  ("reference  indices").  The Fund may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         For further  information on these  securities and investment  practices,  see this Prospectus  under "Certain Risk Factors and
Investment Methods."

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek high current  income by investing  primarily in fixed income securities.  The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in corporate fixed income  securities  that are BBB and below in Standard & Poor's rating or Baa and below in Moody's  rating.  The 80%
investment requirement applies at the time the Fund invests its assets.

      The Fund will invest primarily in fixed income  securities which may include  preferred stocks,  convertible  securities,  bonds, debentures,  notes,  equipment  lease  certificates  and  equipment  trust  certificates.  There is no lower  limit  on the  rating  of securities in which the Fund may invest.  The Fund may purchase or hold  securities  rated in the lowest rating  category or securities in default.

         A fund that  invests  primarily  in  lower-rated  fixed  income  securities  will be subject to greater  risk and share  price fluctuation  than a typical  fixed  income  fund,  and may be subject to an amount of risk that is  comparable  to or greater than many equity funds.  Lower-rated  securities  will usually offer higher yields than  higher-rated  securities,  but with more risk of loss of principal and interest.  This is because of the reduced  creditworthiness  of the securities  and the increased  risk of default.  Like equity  securities,  lower-rated  fixed income  securities tend to reflect  short-term  corporate and market  developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn may adversely affect the value of some lower-rated  bonds.  Such a downturn may especially affect highly leveraged  companies or companies in industries  sensitive to market cycles,  where  deterioration  in a company's cash flow may impair its ability to meet its obligations  under the bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be required to restructure  the terms and  conditions  of the  securities  they have  issued.  As a result of these  restructurings,  the value of the securities may fall, and the Fund may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The  secondary  trading  market  for  lower-rated  bonds is  generally  less  liquid  than the  secondary  trading  market for higher-rated  bonds.  Adverse publicity and the perception of investors relating to these securities and their issuers,  whether or not warranted,  may also affect the price or  liquidity  of  lower-rated  bonds.  For an  additional  discussion  of the risks  involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                  Credit Research.  The Sub-advisor will perform its own credit analysis in addition to using rating  organizations and other  sources,  and may  have  discussions  with  the  issuer's  management  or  other  investment  analysts  regarding  issuers.  The
Sub-advisor's  credit analysis will consider the issuer's  financial  soundness,  its  responsiveness  to changing  business and market conditions,  and its  anticipated  cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places special  emphasis on the estimated current value of the issuer's assets rather than their historical cost.

                  Diversification.  The Sub-advisor invests in securities of many different issuers,  industries,  and economic sectors to reduce portfolio risk.

                  Economic Analysis.  The Sub-advisor will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the Fund will not invest more than 10% of its total assets in equity  securities.  The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

         The Fund may own zero coupon  bonds or  pay-in-kind  securities,  which are fixed income  securities  that do not make regular cash interest  payments.  The prices of these  securities  are generally  more  sensitive to changes in market  interest rates than are conventional  bonds.  Additionally,  interest on zero coupon bonds and  pay-in-kind  securities  must be reported as taxable  income to the Fund even though it receives no cash interest until the maturity of such securities.

         The Fund may invest in  securities  issued by real estate  investment  trusts,  which are  companies  that hold real estate or mortgage  investments.  Usually,  real estate  investment  trusts are not diversified,  and,  therefore,  are subject to the risks of a single  project or a small number of projects.  They also may be heavily  dependent on cash flows from the property  they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

         The Fund may also  invest in certain  types of  derivative  securities,  specifically  swaps and  swap-related  products.  For information on these  investments  and their risks,  see this  Prospectus  under "Certain Risk Factors and Investment  Methods" and the
Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may also invest all or a part of its assets  temporarily in cash or cash items for defensive purposes  during times of unusual  market  conditions  or to maintain  liquidity.  Cash items may include  certificates  of deposit and other bank  obligations;  commercial paper (generally  lower-rated);  short-term  notes;  obligations  issued or guaranteed by the U.S.
government  or its  agencies  or  instrumentalities;  and  repurchase  agreements.  While  the  Fund is in a  defensive  position,  the opportunity to achieve its investment objective of high current income may be limited.

ASAF PIMCO TOTAL RETURN BOND FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek to maximize total return,  consistent  with  preservation  of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities.  The 80% investment  requirement  applies at the time the Fund invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Fund holdings will be  concentrated  in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency  exchange rate  forecasting,  and other securities  selection  techniques.  The  proportion  of the Fund's  assets  committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook  for the U.S.  and  foreign economies,  the financial  markets,  and other  factors.  The management of duration (a measure of a fixed income  security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity  and call  features  into one  measure) is one of the fundamental tools used by the Sub-advisor.

         The Fund will invest in fixed-income  securities of varying  maturities.  The average portfolio duration of the Fund generally will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast for interest  rates.  The Fund may invest up to
10% of its assets in fixed  income  securities  that are rated  below  investment  grade  ("junk  bonds")  but are rated B or higher by
Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the
Fund is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  portfolio  is  expected  to be less than that of an equity  portfolio,  so that a fixed  income portfolio is generally  considered to be a more  conservative  investment.  However,  the Fund can and routinely does invest in certain complex fixed income securities  (including  various types of  mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including futures,  options,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and practices are designed to increase the Fund's return or hedge its  investments,  but may increase the risk to which the Fund is subject.

         Like other  fixed  income  funds,  the Fund is subject to market  risk.  Bond  values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities will change  inversely with changes in market  interest  rates. As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and asset-backed  securities and derivative  instruments in which the Fund may invest may be particularly  sensitive to changes in interest rates.  The Fund is also  subject to credit  risk,  which is the  possibility  that an issuer of a  security  (or a  counterparty  to a derivative contract) will default or become unable to meet its obligation.  Generally,  the lower the rating of a security,  the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments  that the Fund may invest in, and some of the investment  practices that the Fund will engage in. More information about some of these investments,  including  futures,  options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Fund may invest in various types of U.S.  Government  securities,  including those that are supported by the full faith and credit of the United  States;  those that are  supported  by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.  Government  to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes  and  other  similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates  between the U.S.  dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income  opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases,  the Fund may  consider equity securities or convertible bonds to gain exposure to such investments.

         Variable  and Floating  Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment  in the interest rate paid on the obligations.  The interest rates on these  securities are tied to other interest rates,  such as money-market indices or Treasury bill rates, and reset  periodically.  While these  securities  provide the Fund with a certain degree of protection against  losses  caused by rising  interest  rates,  they will cause the Fund's  interest  income to decline if market  interest  rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income securities whose principal value is periodically adjusted according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on  typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a  principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not guaranteed,  and will fluctuate.  The Fund may invest in inflation-indexed  bonds that do not provide a repayment guarantee.  While these  securities  are expected to be protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and  payment  of interest is contingent upon the  non-occurrence  of a specific  "trigger" event,  such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are commonly  referred to as "catastrophe  bonds." If the trigger event occurs, the Fund may lose all or a portion of the amount it  invested  in the bond.  Event-linked  bonds  often  provide  for an  extension  of maturity  to process  and audit loss claims  where a trigger  event has,  or possibly  has,  occurred.  An  extension  of maturity  may increase  volatility.  Event-linked  bonds may also expose the Fund to certain  unanticipated  risks  including  credit  risk,  adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Backed  and Other  Asset-Backed  Securities.  The Fund may  invest  all of its  assets in  mortgage-backed  and other
asset-backed  securities,   including  collateralized  mortgage  obligations.  The  value  of  some  mortgage-backed  and  asset-backed securities in which the Fund invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar Rolls.  In addition to entering into reverse  repurchase  agreements (as described below under  "Certain Risk Factors and  Investment  Methods"),  the Fund may also enter into dollar rolls.  In a dollar roll,  the Fund sells  mortgage-backed  or other securities for delivery in the current month and  simultaneously  contracts to purchase  substantially similar  securities on a specified  future date. The Fund forgoes  principal and interest paid on the securities sold in a dollar roll, but the Fund is compensated by the difference  between the sales price and the lower price for the future  purchase,  as well as by any interest  earned on the  proceeds  of the  securities  sold.  The Fund also could be  compensated  through  the  receipt of fee income.
Reverse  repurchase  agreements and dollar rolls can be viewed as  collateralized  borrowings  and, like any  borrowings,  will tend to exaggerate  fluctuations  in Fund's  share  price and may cause the Fund to need to sell  portfolio  securities  at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Fund may invest up to 20% of its assets in  securities  denominated  in foreign  currencies  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The Fund may invest up to 10% of its assets in securities of issuers based in developing  countries (as  determined by the  Sub-advisor).  The Fund may buy and sell foreign  currency futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange  contracts for the purpose of hedging currency exchange risks arising from the Fund's investment or anticipated  investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The Fund may sell  securities  short  "against the box." For a  discussion  of this  practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Fund may  purchase  and write call and put  options on  securities,  securities  indices  and on foreign  currencies.  The Fund may invest in interest  rate futures  contracts,  stock index  futures  contracts  and foreign  currency futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Fund may also enter into swap  agreements  with respect to foreign  currencies,  interest rates and  securities  indices.  The Fund may use these  techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."  The Fund's investments in swap agreements are described directly below.

         Swap  Agreements.  The Fund may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements for the purposes  of  attempting  to obtain a desired  return at a lower cost than if the Fund had  invested  directly  in an  instrument  that yielded the desired return.  The Fund may also enter into options on swap agreements  ("swap  options").  Swap agreements are two-party contracts  entered  into  primarily  by  institutional  investors  for  periods  ranging  from a few weeks to more than one year.  In a standard "swap"  transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  investments or instruments.  The returns to be exchanged  between the parties are calculated with respect to a "notional amount,"  i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest  rate,  in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest rate caps, under  which,  in return for a premium,  one party  agrees to make  payments to the other to the extent that  interest  rates  exceed a specified rate or "cap";  interest floors,  under which, in return for a premium, one party agrees to make payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest  rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself  against  interest rate  movements  exceeding  given minimum or maximum levels.

         Under  most  swap  agreements  entered  into  by  the  Fund,  the  parties'  obligations  are  determined  on a  "net  basis."
Consequently,  the Fund's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether  the Fund's use of swap  agreements  will be  successful  will  depend on the  sub-advisor's  ability to predict  that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the Fund may not receive the expected  amount  under a swap  agreement  if the other  party to the  agreement  defaults  or becomes  bankrupt.  The swaps  market is relatively new and is largely unregulated.

ASAF MONEY MARKET FUND:

Investment  Objective:  The investment objective of the Fund (formerly,  the ASAF JPM Money Market Fund) is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money  market  fund,  the Fund seeks to maintain a stable net asset value of $1.00 per share.  In other  words,  the Fund attempts to operate so that  shareholders do not lose any of the principal  amount they invest in the Fund. Of course,  there can be no assurance  that the Fund will achieve its goal of a stable net asset value,  and shares of the Fund are neither  insured nor guaranteed by the U.S.  government or any other  entity.  For  instance,  the issuer or guarantor of a portfolio  security or the other party to a contract  could default on its  obligation,  and this could cause the Fund's net asset value to fall below $1. In addition,  the income earned by the Fund will fluctuate based on market  conditions,  interest rates and other factors.  In a low interest rate  environment, the yield for the Fund,  after deduction of operating  expenses,  may be negative even though the yield before  deducting such expenses is  positive.  A  negative  yield may also cause the Fund's net asset  value to fall  below $1. The  Investment  Manager  may decide to reimburse  certain of these expenses to the Fund in order to maintain a positive yield,  however it is under no obligation to do so and may cease doing so at any time without prior notice.

         Under the  regulatory  requirements  applicable to money market funds,  the Fund must  maintain a weighted  average  portfolio maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities that have effective maturities of not more than 397 days. In addition,  the Fund will limit its investments to those securities  that, in accordance with guidelines  adopted by the Directors of the Company,  present  minimal  credit risks.  The Fund will not purchase any security  (other than a United States
Government security) unless:

o        if rated by only one nationally  recognized  statistical  rating  organization  (such as Moody's and Standard & Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one nationally  recognized  statistical  rating  organization,  at least two rating  organizations  have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

     These  standards must be satisfied at the time an investment is made. If the quality of the investment  later  declines,  the Fund may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Trustees that disposing of the investment would not be in the Fund's best interest.

         Subject to the above requirements, the Fund will invest in one or more of the types of investments described below.

         United  States  Government  Obligations.  The Fund may invest in  obligations  of the U.S.  Government  and its  agencies  and instrumentalities  either directly or through  repurchase  agreements.  U.S.  Government  obligations  include:  (i) direct obligations issued by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)  instruments  issued or  guaranteed  by government-sponsored  agencies acting under  authority of Congress.  Some U.S.  Government  Obligations are supported by the full faith and credit of the U.S. Treasury;  others are supported by the right of the issuer to borrow from the Treasury;  others are supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank Obligations.  The Fund may invest in high quality United States  dollar-denominated  negotiable  certificates of deposit, time deposits and bankers'  acceptances  of U.S. and foreign banks,  savings and loan  associations  and savings banks meeting  certain total asset  minimums.  The Fund may also invest in  obligations  of  international  banking  institutions  designated  or supported by national  governments to promote economic  reconstruction,  development or trade between nations (e.g.,  the European  Investment Bank, the  Inter-American  Development  Bank,  or the World  Bank).  These  obligations  may be  supported  by  commitments  of their  member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Fund may invest in high quality  commercial  paper and corporate bonds issued by United States issuers.  The  Fund  may  also  invest  in  bonds  and  commercial  paper  of  foreign  issuers  if the  obligation  is  United  States dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The Fund may  invest in  asset-backed  securities  backed by credit  card  receivables,  automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Fund's net assets,  subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the Fund may invest in certain  synthetic  instruments.  Such instruments  generally  involve the deposit of asset-backed securities in a trust  arrangement  and the issuance of certificates  evidencing  interests in the trust.  The Sub-advisor  will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars and may be made  directly in  securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

                                                          PORTFOLIO TURNOVER

         Each Fund may sell its portfolio  securities,  regardless  of the length of time that they have been held, if the  Sub-advisor and/or the Investment  Manager  determines  that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio  securities  due to  economic,  market,  or other  factors  that are not within the  Sub-advisor's  or  Investment  Manager's control.  Such  transactions  will increase a Fund's  "portfolio  turnover." A 100%  portfolio  turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although  turnover rates may vary  substantially  from year to year, it is anticipated  that the following Funds may regularly have annual rates of turnover exceeding 100%.

         ASAF William Blair International Growth Fund
         ASAF American Century International Growth Fund
         ASAF DeAM International Equity Fund
         ASAF PBHG Small-Cap Growth Fund
         ASAF DeAM Small-Cap Growth Fund
         ASAF Goldman Sachs Mid-Cap Growth Fund
         ASAF Neuberger Berman Mid-Cap Growth Fund
         ASAF Neuberger Berman Mid-Cap Value Fund
         ASAF Alger All-Cap Growth Fund
         ASAF INVESCO Technology Fund
         ASAF INVESCO Health Sciences Fund
         ASAF ProFund Managed OTC Fund
         ASAF Alliance Growth Fund
         ASAF Marsico Capital Growth Fund
         ASAF Goldman Sachs Concentrated Growth Fund
         ASAF DeAM Large-Cap Growth Fund
         ASAF Alliance/Bernstein Growth + Value Fund*
         ASAF DeAM Large-Cap Value Fund
         ASAF PIMCO Total Return Bond Fund

         A high rate of portfolio  turnover (100% or more) involves  correspondingly  higher  brokerage  commission  expenses and other transaction  costs,  which are borne by a Fund and will reduce its performance.  High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

*Portfolio turnover for the growth portion of the Fund may exceed 100%.

                                                           HOW TO BUY SHARES

MINIMUM INVESTMENTS:

..........You can open a Fund account with a minimum initial  investment of $1,000 in a particular Fund and make additional  investments to the  account at any time with as little as $50.  The  initial  investment  minimum is  reduced  to $50 per Fund  through  "Automatic
Investment  Plans," which are discussed in this Prospectus under "Special  Investment  Programs and Privileges."  Lower minimum initial and  additional  investments  may also be  applicable  in certain  other  circumstances,  including  purchases  by certain tax deferred retirement  programs.  There  is  no  minimum  investment  requirement  when  you  are  buying  shares  by  reinvesting  dividends  and distributions from a Fund.

METHODS OF BUYING SHARES:

..........Each Fund offers four different classes of shares -- Class A shares,  Class B shares,  Class C shares and Class X shares.  The different  classes of shares  represent  investments in the same  portfolio of securities  but are subject to different  sales charges, expenses and,  likely,  different  share prices.  When you purchase  shares of the Funds, be sure to specify the class of shares of the
Fund(s)  you wish to  purchase.  If you do not  choose,  your  investment  will be made in Class A shares.  See  below  for a  detailed description of each class.

..........You can purchase shares of the Funds through any selling dealer, broker, bank or other financial institution  ("dealers"),  or directly through the Company.  Methods of purchasing shares include:

..........Buying Shares Through Your Dealer.  Your dealer will place your order with the Company on your behalf.

..........Buying  Shares  Through  the  Company.  Make your check  payable  to  "American  Skandia  Advisor  Funds,  Inc." and mail your investment,  along with your completed account application,  to the address indicated on the application.  Please include an investment dealer on the  application.  American  Skandia  does not accept  third  party  checks,  starter  checks or money  orders as a method of payment for purchase of shares.

..........Buying Shares Through Wire Transfer.  You should instruct your bank to transfer funds by wire to:

                                                            ABA # 011000028
                                                   State Street Bank & Trust Company
                                                         Boston, Massachusetts
                                                            DDA # 99052995

                                               FBO: American Skandia Advisor Funds, Inc.
                                                     Fund Name and Class of Shares
                                                  Shareholder Name and Account Number

             Buying Shares Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your designated bank account electronically.  Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

..........Purchase  orders for the Funds are accepted  only on days on which the New York Stock  Exchange  ("NYSE") is open for business
(a "business  day").  Orders received by American Skandia Fund Services,  Inc. (the "Transfer  Agent") on any business day prior to the time of close of trading on the NYSE (which is normally  4:00 p.m.  Eastern  Time) will receive the offering  price  calculated  at the close of trading that day. The  offering  price is the net asset value  ("NAV")  plus any initial  sales  charge that  applies.  Orders received by the Transfer  Agent after the close of trading on a business  day,  but prior to the close of trading on the next  business day,  will receive the offering  price  calculated  at the close of trading on that next  business  day. For a discussion of how NAV is determined,  see this Prospectus  under  "Determination  of Net Asset Value." If you purchase  shares through a dealer,  your dealer is responsible for forwarding payment promptly to the Transfer Agent.

..........The  Company,  the  Distributor  or the  Transfer  Agent  reserves  the right to reject any order for the purchase of a Fund's shares.  The Company may cancel any purchase  order for which payment has not been received by the fifth  business day after  placement of the order.  Additionally,  if the purchase  payment does not clear,  your  purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent has incurred.  If the Transfer Agent deems it appropriate,  additional  documentation for any order may be required, and the order will not be considered to be received until such additional documentation is received.

PURCHASE OF CLASS A SHARES:

..........Class A shares (other than Class A shares of the ASAF Money Market Fund) are sold at an offering  price that  normally  equals
NAV plus an initial  sales  charge that varies  depending  on the amount of your  investment.  In certain  instances  described  below, however,  purchases are either not subject to an initial  sales charge (and the offering  price will be at NAV) or will be eligible for reduced  sales  charges.  The Fund  receives an amount  equal to the NAV to invest for your  account.  A portion of the sales charge is retained by the  Distributor  and a portion is allocated to your dealer.  The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period.  The current sales charge rates are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                   Front-end Sales        Front-end Sales         Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.    Charge (as % of        Charge (as % of amt.
                                           --------               -------------           --------               ------------
                                   offering price)        invested)               offering price)        invested)
                                   ---------------        ---------               ---------------        ---------
Amount of Purchase:
------------------
Less than $50,000                      4.25%                  4.44%                   5.75%                  6.10%
$50,000 up to $100,000                 3.75%                  3.90%                   5.00%                  5.26%
$100,000 up to $250,000                3.25%                  3.36%                   4.00%                  4.17%
$250,000 up to $500,000                2.25%                  2.30%                   3.00%                  3.09%
$500,000 up to $1 million              1.50%                  1.52%                   2.25%                  2.30%

             Class A shares of the ASAF Money Market Fund are sold at their net asset value without an initial  sales charge.  However, holders of Class A shares of this Fund may be charged a sales  charge when they  exchange  those shares for Class A shares of the other
Funds.  See "How to Exchange Shares" below.

         Purchases  Subject to a Contingent  Deferred Sales Charge  ("CDSC").  There is no initial sales charge on purchases of Class A shares of any one or more of the Funds in the following cases:

o        Purchases aggregating $1 million or more;
o        Purchases by an  employer-sponsored  retirement  plan under section 403(b) of the Code that features an employer  contribution or "match"; or
o        Purchases by an  employer-sponsored  retirement  plan under section 401(a) of the Code (including a 401(k) plan) with at least
                 25 eligible  employees or that uses the services of a third party  administrator  that has  established  an electronic link with the Company.

         However,  if such  Class A shares are  redeemed  within 12 months of the first  business  day of the  calendar  month of their purchase,  a CDSC ("Class A CDSC") will be deducted from the  redemption  proceeds.  The Class A CDSC will not apply to  redemptions of shares  acquired  by the  reinvestment  of  dividends  or  capital  gains  distributions  or  redemptions  for the  purpose  of  making distributions or loans to section 401(a) or 403(b)(7) plan participants,  and will be waived under certain  circumstances  described in the  Company's  SAI.  The Class A CDSC will be equal to 1.0% of the  shares'  NAV at the time of  purchase.  Any  increase in the share price  is not  subject  to the  CDSC.  The  Class A CDSC is paid  to the  Distributor  to  reimburse  expenses  incurred  in  providing distribution-related  services to the Fund. To determine  whether the Class A CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment  of dividends and capital gains  distributions,  and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

         Reduction of Initial  Sales  Charges for Class A Shares.  You may be eligible to buy Class A shares at reduced  initial  sales charge rates in one or more of the following ways:

                  Combined  Purchases.  Initial  sales charge  reductions  are  available by combining  into a single  transaction  the purchase of Class A shares with the  purchase of any other class of shares.  Qualifying  purchases  include  those by you,  your spouse and your children  under the age of 21 (if all parties are  purchasing  shares for their own  account),  those by certain tax qualified plans such as IRAs,  SIMPLE IRAs,  individual type 403(b)(7)  plans,  and single  participant  Keogh type plans for the benefit of such individuals, and those by a company controlled by such individuals

                  Rights of  Accumulation.  The  initial  sales  charge  for your  investment  in Fund  shares  may also be  reduced by aggregating  the  amount of such  investment  with the  current  value of all Fund  shares  currently  owned by you at the time of your current purchase.  The rules described above under "Combined Purchases" may apply.

                  Letter of Intent  ("LOI").  You may reduce the initial  sales charge rate that  applies to your  purchases of Class A shares by meeting the terms of an LOI -- a non-binding  commitment to invest a certain amount within a thirteen-month  period from your initial  purchase.  The total  amount of your  intended  purchases  of all Classes of shares will  determine  the sales charge rate for
Class A shares  purchased  during that period.  This can include  purchases  made up to 90 days before the date of the LOI. Part of the
LOI amount will be held in escrow to cover additional  sales charges that may be due if your total  investments over the LOI period are not sufficient to qualify for the intended sales charge reduction.  The rules described above under "Combined Purchases" may apply.

         Waiver of All Class A Sales  Charges.  No sales charge is imposed on purchases  of Class A shares in  connection  with various types of  transactions  and for  various  types of  investors.  These  sales  charge  waivers  include:  (1)  shares  purchased  by the reinvestment of loan repayments by a participant in a retirement  plan; (2) shares  purchased by  reinvestment  of  distributions;  (3)
shares  purchased and paid for with the proceeds of shares  redeemed in the prior 180 days from a mutual fund on which an initial sales charge or CDSC was paid; (4) shares  purchased by former  participants in a qualified  retirement plan, where a portion of the plan was invested in the Company; (5) shares purchased by non-qualified  deferred  compensation plans and defined contribution plans; (6) shares purchased under arrangements  between the Company and organizations which make  recommendations to or permit group solicitations of its employees,  members or participants;  (7) shares purchased by employees and registered  representatives (and their parents, spouses and dependent  children) of  broker-dealer  firms if the purchase is for the purchaser's own account (or for the benefit of such individual listed  above);  and (8) shares  purchased by  participants  in certain  "wrap fee",  or asset  allocation  programs or other fee based arrangements sponsored by broker-dealers and other financial  institutions that have entered into agreements with the Distributor;  and
(9) shares  purchased for accounts  established on behalf of registered  investment  advisors or their clients by  broker-dealers  that charge a transaction fee and that have entered into agreements with the Distributor.

         In order to receive the above sales  charge  reductions  or waivers,  you must notify the Transfer  Agent of the  reduction or waiver request when you place your purchase order.  The Transfer Agent may require evidence of your  qualification  for such reductions or waivers.  Additional  information  about the above sales charge  reductions  or waivers can be obtained  from the Transfer  Agent by calling 1-800-SKANDIA.

PURCHASE OF CLASS B SHARES:

             Because in most  cases it is more  advantageous  for an  investor  to  purchase  Class A shares  for  amounts in excess of
$250,000,  a request to purchase  Class B shares for $250,000 or more will  normally be  considered  as a purchase  request for Class A shares or declined.

         Class B shares are sold at NAV per share  without an initial sales charge.  However,  if Class B shares are redeemed  within 7 years of their  purchase,  a CDSC ("Class B CDSC") will be deducted from the  redemption  proceeds.  The Class B CDSC will not apply to redemptions  of shares  purchased by the  reinvestment  of dividends or capital  gains  distributions  and may be waived under  certain circumstances  described  below.  The charge will be assessed on the  shares' NAV at the time of  purchase.  Any  increase in the share price  is not  subject  to the  CDSC.  The  Class B CDSC is paid  to the  Distributor  to  reimburse  expenses  incurred  in  providing distribution-related  services to the Fund in connection  with the sale of Class B shares.  The  Distributor  has assigned its right to receive any Class B CDSC,  as well as any  distribution  and  service  fees  discussed  below  under  "Distribution  Plans," to certain unrelated parties that provides funding for the up-front sales concession payments.

         To determine  whether the Class B CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are  redeemed  first).  The amount of the Class B CDSC will  depend on the number of years since your  investment  and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       3.0%
                  5th year after purchase                                       2.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       1.0%
                  8th year after purchase                                       None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually made.

         Waiver of Class B CDSC.  The  Class B CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under "Special  Investment
Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special
Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);  (4) the portion of a mandated  minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the  percentage  of your plan assets held in Class B shares of the Company (any  portion  greater than  mandated  minimum  distribution would be subject to CDSC);  (5) the portion of any  substantially  equal periodic  payments (as described in Section 72(t) of the Code)
equal to the percentage of your plan assets held in Class B shares of the Company;  and (6) the return of excess  contributions from an
IRA or SIMPLE IRA.

         Automatic  Conversion  of Class B  Shares.  Eight  years  after  you  purchase  Class B shares of a Fund,  those  shares  will automatically  convert  to  Class A  shares  of that  Fund.  This  conversion  feature  relieves  Class B  shareholders  of the  higher asset-based  distribution  charge that applies to Class B shares under the Class B Distribution  and Service Plan described below under
"Distribution  Plans." The conversion is based on the relative NAV of the two classes,  and no sales charge is imposed.  At the time of conversion,  a portion of the Class B shares purchased through the reinvestment of dividends or capital gains ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend Shares that will convert is determined by the ratio of your  converting  Class
B non-Dividend Shares to your total Class B non-Dividend Shares.

PURCHASE OF CLASS X SHARES:

         Class X shares are currently only offered to certain "Qualified" purchasers  (including,  but not limited to, IRAs, Roth IRAs,
Education  IRAs,  SEP IRAs,  SIMPLE  IRAs and  403(b)(7)  plans).  Any request for  "Non-Qualified"  purchases  of Class X shares up to
$250,000 will normally be considered as a purchase request for Class B shares or declined.  Any request for  "Non-Qualified"  purchases of Class X shares  above  $250,000  will be  considered  as a  purchase  request  for Class A shares or  declined.  Because  it is more advantageous  for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class X shares for
$1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

         Class X shares are sold at NAV per share without an initial sales charge.  In addition,  investors  purchasing  Class X shares will receive,  as a bonus,  additional  shares having a value equal to 2.50% of the amount invested ("Bonus  Shares").  The Distributor pays for the Bonus  Shares as part of its  services to the Funds.  The  Distributor  expects to recover the costs of  purchasing  Bonus
Shares through fees received under the Class X Distribution  and Service Plan discussed  below.  Shares  purchased by the  reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

         Although  Class X shares are sold without an initial  sales  charge,  if Class X shares are  redeemed  within 8 years of their purchase (7 years in the case of Class X shares  purchased  prior to August 19,  1998),  a CDSC ("Class X CDSC") will be deducted  from the redemption  proceeds.  The Class X CDSC will not apply to redemptions of Bonus Shares or shares  purchased by the  reinvestment  of dividends or capital  gains  distributions  and may be waived under certain  circumstances  described  below.  The Class X CDSC will be assessed on the NAV of the shares at the time of  purchase.  Any  increase  in the share price is not subject to the CDSC.  The Class X
CDSC is paid to the Distributor to reimburse  expenses  incurred in providing  distribution-related  services to the Fund in connection with the sale of Class X shares.  The Distributor has assigned its right to receive any Class X CDSC, as well as any  distribution  and service fees discussed  below under  "Distribution  Plans," to a third party that provides  funding for the up-front  sales  concession payments.

         To determine  whether the Class X CDSC applies to a redemption,  the Fund first  redeems  shares not subject to a CDSC (shares acquired by  reinvestment  of dividends  and capital  gains  distributions,  Bonus  Shares,  and shares held for over 8 years) and then redeems  other  shares in the order they were  purchased  (such that shares held the longest  are  redeemed  first).  The amount of the
Class X CDSC will depend on the number of years  since your  investment  and the amount  being  redeemed,  according  to the  following schedule:

                  Redemption During:                      Class X CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       4.0%
                  5th year after purchase                                       3.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       2.0%
                  8th year after purchase                                       1.0%
                  9th or 10th year after purchase                               None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually  made. In the case of Class X shares  purchased  prior to August 19, 1998,  the CDSC imposed will be
6% during the first year after  purchase,  5% during the second year,  4% during the third year,  3% during the fourth year,  2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

         Waiver of Class X CDSC.  The  Class X CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  to pay premiums for optional  insurance  coverage  described in this  Prospectus  under  "Special
Investment  Programs and Privileges";  (2) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);  (3) the portion of a mandated  minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the  percentage  of your plan  assets  held in Class X shares of the  Company;  (4) the  portion of any  substantially  equal  periodic payments  (as  described  in Section  72(t) of the Code)  equal to the  percentage  of your plan  assets  held in Class X shares of the
Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class X Shares.  Ten years after you  purchase  Class X shares of a Fund (eight years in the case of
Class X shares  purchased  prior to August 19,  1998),  those shares will  automatically  convert to Class A shares of that Fund.  This conversion  feature relieves Class X shareholders of the higher  asset-based  distribution  charge that applies to Class X shares under the Class X Distribution  and Service Plan described below under  "Distribution  Plans." The conversion is based on the relative NAV of the two classes,  and no sales charge is imposed.  At the time of  conversion,  a portion of the Class X shares  purchased  through the reinvestment  of dividends or capital gains  ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend  Shares that will  convert is  determined  by the ratio of your  converting  Class X  non-Dividend  Shares to your total  Class X  non-Dividend
Shares.

PURCHASE OF CLASS C SHARES:

         Because it is more  advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class C shares for $1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

         Class C shares are sold at an offering  price equal to their NAV per share plus an initial  sales charge of 1% of the offering price (1.01% of the amount invested).  The Fund receives an amount equal to the NAV to invest for your account.

         If Class C shares are redeemed  within 12 months of the first  business day of the calendar  month of their  purchase,  a CDSC
("Class C CDSC") of 1.0% will be  deducted  from the  redemption  proceeds.  The Class C CDSC will not apply to  redemptions  of shares purchased by the  reinvestment of dividends or capital gains  distributions  and will be waived under certain  circumstances  described below.  The charge will be assessed on the NAV of the shares at the time of  purchase.  Any  increase in the share price is not subject to the CDSC. The Class C CDSC is paid to the  Distributor to reimburse its expenses of providing  distribution-related  services to the
Fund in connection with the sale of Class C shares.

         To determine  whether the Class C CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are redeemed first).

         Waiver of Class C Initial  Sales  Charge.  No initial  sales charge is imposed on  purchases  of Class C shares in  connection with the following  types of  transactions:  (1) purchases by  participants in an asset  allocation  program  sponsored by ASISI or its affiliates;  (2) purchases by SIMPLE IRAs; and (3) purchases by  employer-sponsored  retirement plans that are not eligible to purchase
Class A shares of the Funds without an initial sale charge.

         Waiver of Class C CDSC.  The  Class C CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under "Special  Investment
Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special
Investment  Programs and Privileges";  (3) redemptions of shares purchased under an asset allocation  program sponsored by ASISI or its affiliates;  (4)  redemptions  following  death or  post-purchase  disability  (as  defined  by  Section  72(m)(7)  of the  Code);  (5)
distributions  or loans to participants of qualified  retirement  plans and other employee benefit plans; (6) the portion of a mandated minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in
Class C shares of the Company;  (7) the portion of any  substantially  equal  periodic  payments (as  described in Section 72(t) of the
Code) equal to the  percentage  of your plan assets held in Class C shares of the Company;  and (8) the return of excess  contributions from an IRA, SIMPLE IRA or 401(k) plan

DISTRIBUTION PLANS:

         The  Company  adopted  a  Distribution  and  Service  Plan  (commonly  known as a "12b-1  Plan")  for each  Class of shares to compensate  the  Distributor  for its  services  and  costs in  distributing  shares  and  servicing  shareholder  accounts.  Under the
Distribution  and  Service  Plan for Class A  shares,  the Fund pays the  Distributor  0.50% of the  Fund's  average  daily net  assets attributable  to Class A  shares.  Under the Plans for  Class B, X and C  shares,  the Fund pays the  Distributor  1.00% of the  Fund's average  daily net assets  attributable  to the  relevant  Class of shares.  Because  these fees are paid out of a Fund's  assets on an ongoing  basis,  these fees may,  over time,  increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

         The  Distributor  uses  distribution  and service fees received under each Plan to compensate  qualified  dealers for services provided in  connection  with the sale of shares and the  maintenance  of  shareholder  accounts.  In addition,  the  Distributor  uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

         In addition,  the Company had adopted a  Supplemental  Distribution  Plan under Rule 12b-1,  )the  "Supplemental  Plan").  The
Supplemental  Plan permitted the  Distributor  to receive  brokerage  commissions in connection  with purchases and sales of securities held by the  Funds,  and to use these  commissions  to  promote  the sale of  shares  of the  Company.  Under  the  Supplemental  Plan, transactions  for the  purchase  and sale of  securities  for a Fund could be directed  to certain  brokers  for  execution  ("clearing brokers") who agreed to pay part of the brokerage  commissions  received on these  transactions to the  Distributor  for  "introducing"
transactions to the clearing  broker.  In turn, the Distributor  used the brokerage  commissions  received as an introducing  broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to selling  dealers.  No
Fund paid any new fees or charges  resulting from the Supplemental  Plan, nor did the brokerage  commissions paid by a Fund increase as the result of  implementation  of the  Supplemental  Plan. On June 27, 2001,  the  Supplemental  Distribution  Plan for the Company was
terminated  by the vote of the  majority of the  Directors  of the Company  who are not  interested  persons of the Company and have no direct or indirect  financial  interest in the operations of the Supplemental  Distribution Plan. Since July 2000 when the Supplemental
Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

                                              SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

..........Automatic  Investment Plans ("AIP").  You may make regular monthly investments through an automatic  withdrawal from your bank account ($50 minimum per Fund).  Sales charges will apply.

..........Automatic  Dividend  Reinvestment.  Dividend and capital gains  distributions  can  automatically  be reinvested in additional shares at no sales charge.

..........Automatic Dividend  Diversification  ("ADD").  You may automatically  reinvest dividends and capital gains  distributions paid by one Fund into shares of the same class of another Fund,  provided  that you have already met that Fund's  minimum  initial  purchase requirement.  No initial sales charge or CDSC will apply to the purchased shares.

..........Dollar Cost Averaging  ("DCA").  You can set up monthly or quarterly  exchanges in amounts of $50 or more from one Fund to the same class of shares of another Fund.  You may set up more than one of these programs simultaneously.

..........Systematic  Withdrawal Plan ("SWP").  You may set up monthly,  quarterly,  semi-annual or annual  redemptions from any account with a value of $5,000 or more.  You may direct a Fund to make regular  payments in fixed dollar  amounts of $50 or more,  in an amount equal to the  value of a fixed  number  of shares  (5  shares  or more) at the time of  withdrawal,  or in an  amount  equal to a fixed percentage of your Fund's  account value at the time of  withdrawal.  Any  applicable  CDSC will be waived for shares  redeemed under a
SWP (other than Class X shares held by shareholders  who first  purchased Class X shares after August 18, 1998) where:  (i) in the case of SWPs based on a fixed  dollar  amount or number of shares,  SWP  redemptions  are limited to no more than 10%  annually of your fund account value or number of shares,  respectively,  as of the date the Transfer Agent receives your SWP request;  or (ii) in the case of
SWPs based on a fixed  percentage,  each SWP  redemption  is limited to an amount that would not exceed 10% on an  annualized  basis of your fund account value at the time of withdrawal.

..........Exchange  Privilege.  You may  exchange  your  shares of a Fund for shares of the same class of any other Fund.  For  complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

..........Reinvestment  Privilege.  If you redeem Class A, B or X shares on which you paid an initial  sales charge or a CDSC,  you have up to 180 days to  reinvest  all or part of the  redemption  proceeds  in Class A shares  of the Funds  without  paying  another  sales charge.  If you redeem  Class C shares on which you paid an initial  sales  charge you have up to 180 days to  reinvest  all or part of the redemption  proceeds in Class C shares of the Funds without paying  another  initial sales charge.  You must ask the Transfer Agent for this privilege when you send your payment.

..........Retirement  and other  Tax-Qualified  Plans.  Certain  classes of Fund shares are available as an  investment  option for your retirement  plans.  A number of  different  retirement  plans can be used by  individuals  and  employers  including  IRAs,  Roth IRAs,
Education IRAs, 529 Plans, SEP IRAs,  SIMPLE IRAs, 401 plans and 403(b)(7)  plans.  Please call  1-800-SKANDIA  for the applicable plan documents, which contain important information and applications.

..........The above programs and privileges may be selected at the time of your initial investment or at a later date.

..........Optional Benefits.  American Skandia Life Assurance  Corporation  ("ASLAC") -- an "affiliated person" of the Company under the
1940 Act -- intends to make certain life insurance  coverage  available to certain  persons on whose behalf shares are  purchased.  The benefits of this coverage,  which are payable at death,  will be related to the amounts paid to purchase shares and to the value of the shares held.  Therefore, coverage will terminate if all shares are redeemed.

..........Purchasers of the life insurance  coverage are required to authorize  periodic  redemptions of Fund shares to pay the premiums for  such  coverage.  These  redemptions  will not be  subject  to  contingent  deferred  sales  charges,  but  will  have the same tax consequences as any other Fund redemptions.

..........The life  insurance  coverage will be available to eligible  persons who enroll for the coverage  within a limited time period after shares of the Company are first held for the  person's  benefit.  In addition,  coverage  cannot be made  available  unless ASLAC knows for whose benefit  shares are purchased.  For instance,  coverage  cannot be made available for shares  registered in the name of your broker unless the broker provides ASLAC with information  regarding the beneficial  owners of such shares.  Other  restrictions on the coverage  will apply,  such as the age of the persons upon whose life the coverage is issued.  This  insurance  coverage may not be available in all states and may be subject to additional  restrictions  or  limitations  on coverage.  Purchasers of shares should also make themselves  familiar with the impact on the life coverage of purchasing  additional shares,  reinvestment of dividends and capital gains distributions and redemptions.

..........Please call 1-800-SKANDIA for more information and application forms for any of the above programs and privileges.

                                                         HOW TO REDEEM SHARES

         You can arrange to take money out of your Fund  account on any business  day by  redeeming  some or all of your  shares.  Your shares will be sold at the next NAV  calculated  after your order is received  in good order.  The Company  offers you a number of ways to sell your shares,  including in writing,  by telephone,  by Automated Clearing House ("ACH") bank transfer or by wire transfer.  You can also set up a Systematic  Withdrawal  Plan to redeem  shares on a regular  basis (as described in this  Prospectus  under  "Special
Investment Programs and Privileges").

         If you hold Fund shares through a retirement  account,  call the Transfer Agent in advance for additional  information and any necessary forms.  There are special income tax withholding  requirements for distributions  from retirement plans and you must submit a withholding  form with your  request.  If your  retirement  plan  account is held for you by your  employer,  you must  arrange for the distribution request to be sent by the plan administrator or trustee.

Redeeming Shares by Mail:

         If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

         o    Your name
         o    Fund's name
         o    Your Fund account number (from your account statement)
         o    Dollar amount or number of shares to be redeemed
         o    Any special payment instructions
         o    Signatures of all registered owners exactly as the account is registered
         o    Any special  requirements  or documents  requested by the Transfer  Agent to assure  proper  authorization  of the person requesting the redemption

         Send Requests by Regular Mail to:                             Send Requests by Courier or Express Mail to:

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 66 Brooks Drive
         Boston, Massachusetts 02266-8012                              Braintree, Massachusetts 02184

Redeeming Shares by Telephone:

         You may also  redeem  shares by  telephone  by calling  1-800-SKANDIA.  To receive  the  redemption  price  calculated  on the business day that you call,  your call must be received by the Transfer  Agent before the close of the NYSE that day, which is normally
4:00 P.M.  Eastern Time.  Shares held in  tax-qualified  retirement  plans may not be redeemed by telephone.  You may have a check sent to the address on the account  statement,  or, if you have linked your Fund  account to your bank  account,  you may have the  proceeds transferred to that bank account.

         Telephone  Redemptions Paid By Check.  You may make one redemption  request by telephone in any 7-day period for any amount up to  $50,000.  The check must be payable to all  owners of record of the  shares and must be sent to the  address on the  account.  This service is not available within 30 days after changing the address on an account.

         Telephone  Redemptions Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your  designated  bank account  electronically.  You can redeem Fund shares in amounts as little as $50 or as much as $50,000  using the ACH  network  to have  funds  transferred  to your bank  account.  Normally,  the  transfer  to your bank is initiated on the business day after the redemption.

Redeeming Shares Through Your Broker:

         The  Distributor  has made  arrangements  to redeem Fund shares upon orders from  brokers on behalf of their  customers at the offering price next determined after receipt of the order.  Brokers may charge for this service.

CHECKWRITING:

         After completing the appropriate  authorization  form, holders of Class A and Class C shares of the ASAF Money Market Fund may redeem  those  shares  by check.  You must own  shares of the Fund with a total  value of at least  $5,000 in order to  establish  this checkwriting  option for your account,  and checks must be written for at least $500.  Shareholders  with joint  accounts may authorize each owner to write  checks.  The person to whom a check is made  payable  may cash or deposit it in the same way as an  ordinary  bank check.

         Of course,  checks  cannot be paid if they are written for more than the account  value of your ASAF Money Market Fund shares.
To avoid dishonor of checks due to  fluctuations  in account value,  shareholders  are advised  against  redeeming all or most of their account by check.  You may not write a check that would  require the Fund to redeem  shares  that were  purchased  by check  within the prior 15 days.  There is presently no charge for  checkwriting  privileges,  but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege.  Any applicable CDSC will be deducted when a check is paid.

ADDITIONAL INFORMATION:

         To protect you and the Funds from fraud,  redemption  requests  must be in writing and must  include a signature  guarantee in the  following  situations  (the  Company  or the  Transfer  Agent may  require a  signature  guarantee  in other  situations  at their discretion):

         o    You wish to redeem more than $50,000 worth of shares and receive a check
         o    A redemption check is not payable to all shareholders listed on the account statement
         o    A redemption check is not sent to the address of record on your statement
         o    Shares are being transferred to a Fund account with a different owner or name
         o    Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer  Agent may delay  forwarding a check or  processing  a payment via  bank-linked  account for the sale of recently purchased  shares,  but only until the purchase  payment has cleared.  Such delay may be as long as 15 calendar  days from the date the shares were  purchased,  and may be avoided if you purchase shares by certified  check.  You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds.  There is no fee for ACH wire transfers.

         If you have any  questions  about  any of the  above  procedures,  and  especially  if you are  redeeming  shares in a special situation, such as due to the death of the owner or from a retirement plan, please call 1-800-SKANDIA for assistance.

                                                        HOW TO EXCHANGE SHARES

..........Except as described  below,  shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange.  Exchanges of shares  involve a redemption  of the shares of the Fund you own and a purchase of shares of another
Fund.  Shares are  normally  redeemed  and  purchased in the  exchange  transaction  on the  business  day on which the Transfer  Agent receives  an  exchange  request  that is in proper  form,  if the  request is  received  by the close of the NYSE that day.  You should consider the differences in investment  objectives and expenses  between the Funds before making an exchange.  Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your tax adviser.

..........You may  exchange  your Fund  shares  (other than Class A shares of the ASAF Money  Market  Fund) for shares of any other Fund without a sales  charge.  If you  exchange  such shares for shares of another  Fund,  any  applicable  CDSC and the date for  automatic conversion  of Class B and Class X shares to Class A shares will be  calculated  based on the date on which you  acquired  the original shares.  Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

..........Exchanges  of Class A shares of the ASAF  Money  Market  Fund on which an initial  sales  charge has not been paid for Class A shares of any other Fund are subject to the initial  sales  charge  applicable  to the other Fund.  Class A shares of the Money  Market
Fund acquired by exchange of Class A shares of another Fund are exchanged at NAV.

..........Exchanges  may be  requested  in writing,  by telephone or by other means  acceptable  to the  Company.  For written  exchange requests  you should  submit a letter of  instruction,  signed by all owners of the account,  to the  Transfer  Agent at P.O. Box 8012,
Boston, Massachusetts 02266-8012.  To initiate a telephone exchange, you should call 1-800-SKANDIA.

..........All exchanges are subject to the following restrictions:

o        You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

         o    You may only exchange for shares of the same class of another Fund.

         o    You must meet the minimum purchase requirements for the Fund you purchase by exchange.

         The Company may refuse or delay  exchanges by any person or group if, in the Investment  Manager's  judgment,  a Fund would be unable to invest  the  money  effectively  in  accordance  with its  investment  objective  and  policies,  or a Fund  would  otherwise potentially  be  adversely  affected.  Exchanges  may be subject to  certain  limitations  and are  subject to the  Company's  policies concerning  excessive  trading  practices,  which are policies  designed to protect the funds and their  shareholders  from the harmful effect of frequent exchanges and active market timing.  These limitations and market-timing policies are described below.

         The Company does not permit  market-timing.  Frequent trading of Fund shares, often in response to short-term  fluctuations in the market,  also known as  "market-timing",  is not  permitted.  Short-term  or  excessive  trading  into and out of a Fund may harm a
Fund's  performance by disrupting  portfolio  management  strategies and by increasing  expenses.  These expenses are borne by all Fund shareholders,  including  long-term  investors  whose  investment  activities  do not generate  such costs.  If you engage in excessive exchange  activities and  market-timing,  the Company may suspend or terminate your trading  privileges.  With respect to the following
Funds,  the Company may delay the purchase and sale of shares  being traded in an exchange for up to fifteen (15)  business  days if it determines that a Fund would be materially  disadvantaged by the immediate  transfer of exchange  proceeds:  ASAF Strong  International
Equity Fund, ASAF William Blair  International  Growth Fund, ASAF American Century  International  Growth Fund, ASAF DeAM International
Equity Fund, ASAF PBHG Small-Cap  Growth Fund, ASAF DeAM Small-Cap  Growth Fund, ASAF Gabelli  Small-Cap Value Fund, ASAF Goldman Sachs
Mid-Cap Growth Fund, ASAF Neuberger  Berman Mid-Cap Growth Fund,  ASAF Neuberger  Berman Mid-Cap Value Fund and the ASAF Federated High
Yield Bond Fund.  These  policies  will not affect  shareholder  redemption  rights.  We will  provide  written  notice to you prior to implementing this policy.

                                                   DETERMINATION OF NET ASSET VALUE

..........The net asset  value  ("NAV")  per share is  determined  for each class of shares for each Fund as of the time of the close of the NYSE (which is normally  4:00 p.m.  Eastern Time) on each business day (as  previously  defined under "How to Buy Shares:  Purchase
Orders") by dividing  the value of the Fund's  total  assets  attributable  to a class,  less any  liabilities,  by the number of total shares of that class  outstanding.  In general,  the assets of each Fund (except the ASAF Money Market Fund) are valued on the basis of market  quotations.  However,  in certain  circumstances  where market  quotations are not readily available or where market quotations for a particular  security or asset are believed to be incorrect,  securities  and other assets are valued by methods that are believed to accurately  reflect their fair value.  The assets of the ASAF Money Market Fund are valued by the  amortized  cost method,  which is intended to  approximate  market  value.  Because NAV is  calculated  and  purchases  may be made only on  business  days,  and because securities  traded on foreign  exchanges may trade on other days,  the value of a Fund's  investments  may change on days when you will not be able to purchase or redeem shares.

                                                SHAREHOLDER ACCOUNT RULES AND POLICIES

         o    The  offering  of any class of Fund  shares may be  suspended  when the  determination  of NAV is  suspended,  and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

         o    Telephone  transaction  privileges or privileges using  electronic  means for purchases,  redemptions or exchanges may be modified,  suspended or terminated by a Fund at any time.  If an account has more than one owner,  the Fund and the Transfer  Agent may rely on the  instructions  of any one of the owners or the dealer  representative  of record for the account unless an owner  instructs the Transfer  Agent  otherwise.  The Transfer  Agent will record any telephone  calls to verify data  concerning  transactions  and has adopted other  procedures to confirm that  telephone or electronic  instructions  are genuine.  If the Company does not use  reasonable procedures,  the Company or its agents may be liable for losses due to  unauthorized  transactions,  but  otherwise  the Company or its agents will not be liable for losses or expenses  arising out of telephone  instructions or instructions  received by electronic  means that they reasonably  believe to be genuine.  If you are unable to reach the Transfer Agent during periods of unusual market  activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o    Purchase,  redemption or exchange  requests will not be honored until the Transfer Agent receives all required  documents in proper form.

         o    In certain  instances,  purchase,  redemption and exchange requests received by the Transfer Agent from a dealer or other intermediary  after the close of  trading  on a  business  day or on the next  business  day will be  effected  at the  offering  price calculated  as of the close of trading on the first  business day if the dealer or  intermediary  received the order prior to the close of trading on the first business day and has been authorized by the Company to transmit such requests at the later time.

         o    There are no share certificates for the Company's shares.

         o    Dealers that can perform account  transactions for their clients through the National Securities Clearing Corporation are responsible  for obtaining  their clients'  permission to do so and are  responsible  to their clients if they perform any  transaction erroneously or improperly.

         o    All purchases must be made in U.S.  dollars and checks must be drawn on U.S.  banks.  You may not purchase  shares with a third-party check.

         o    Payment for redeemed shares is ordinarily  forwarded  within 7 calendar days after the business day on which the Transfer
Agent  receives the  redemption  request in proper form.  Payment will be forwarded  within 3 business days for accounts  registered in the name of a dealer.  Redemptions  may be  suspended  or payment  dates  postponed  when the NYSE is closed  (other  than  weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission.

         o    A Fund may redeem small  accounts  without a shareholder  request if the account value has fallen below $500 and at least
30 days  notice has been given to the  shareholder.  No CDSC will be charged on such  redemptions.  The Company  reserves  the right to impose a fee on accounts with account values less than $500.

         o    Under unusual  circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

         o    "Backup  withholding"  of  Federal  income  tax may be  applied  at the rate of 31%  from  dividends,  distributions  and redemption  proceeds  (including  exchanges) if you fail to furnish the Fund a Social Security or Employer  Identification  Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

                                                        MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER:

..........American  Skandia  Investment  Services,  Incorporated  ("ASISI,"  as  previously  defined),  One  Corporate  Drive,  Shelton,
Connecticut  06484,  acts as investment  manager to each of the Funds pursuant to separate  investment  management  agreements with the
Company,  respectively (the "Management  Agreements").  In addition to serving as investment  manager to the Company,  ASISI has served since 1992 as the  investment  manager to American  Skandia  Trust,  an  investment  company  whose  shares are made  available to life insurance companies writing variable annuity contracts and variable life insurance policies.

..........The Management  Agreements  provide that ASISI will furnish each Fund with  investment  advice and  investment  management and administrative  services  subject to the  supervision  of the Directors of the Company,  and in conformity  with the stated  investment objectives,  policies and  limitations of the applicable  Fund. The Investment  Manager is responsible for monitoring the activities of the  Sub-advisors  it engages to manage the Funds and  reporting on such  activities to the  Directors of the Company.  The  Investment
Manager  must also  provide,  or  obtain  and  supervise,  the  executive,  administrative,  accounting,  custody,  transfer  agent and shareholder servicing services that are deemed advisable by the Directors.

         The Company and American Skandia Investment  Services,  Incorporated  ("ASISI") have obtained an exemption from the Securities and Exchange  Commission that permits ASISI to change  sub-advisors for a Fund and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  Any such Sub-advisor  change would continue to be subject to approval by the Board of
Directors of the Company.  This exemption (which is similar to exemptions  granted to other  investment  companies that are operated in a similar manner as the Company) is intended to facilitate the efficient  supervision  and management of the  Sub-advisors by ASISI and the Directors of the Company.

         On December 18, 2002,  Skandia  Insurance Company Ltd. (publ),  the ultimate parent of the ASISI,  announced that it reached a definitive agreement with Prudential  Financial,  Inc.  ("Prudential") to sell American Skandia,  Inc. and its subsidiaries,  including
ASISI.  Founded in 1875,  Prudential is a publicly held financial  services  company  primarily  engaged in providing  life  insurance, property  and casualty  insurance,  mutual  funds,  annuities,  pension and  retirement  related  services  and  administration,  asset management,  securities  brokerage,  banking and trust services,  real estate brokerage  franchises and relocation services through its wholly-owned subsidiaries.  As of September 30, 2002, Prudential subsidiaries managed approximately $533 billion in assets.

         The transaction, anticipated to close during the 2nd quarter of 2003, is subject to the satisfaction of a number of closing conditions, including each Fund obtaining the approval of its Board of Directors and its shareholders with respect to new Management
Agreements and sub-advisory agreements.

         Prudential and American  Skandia do not  anticipate  that the portfolio  management or the  day-to-day  operation of the Funds will be adversely impacted as a result of the transaction.

THE SUB-ADVISORS:

..........ASISI  currently  engages the following  Sub-advisors  to manage the  investments  of each Fund in accordance  with the Fund's investment objective,  policies and limitations and any investment  guidelines  established by the Investment Manager. Each Sub-advisor is responsible,  subject to the supervision and control of the Investment Manager,  for the purchase,  retention and sale of securities in the Fund's investment portfolio under its management.

..........Unless otherwise noted,  each portfolio  manager listed below has managed his or her respective  Fund's  investment  portfolio since its inception.

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105, serves as Sub-advisor for the ASAF Alliance  Growth Fund and ASAF  Alliance  Growth and Income Fund and for the portion of the ASAF  Alliance/Bernstein  Growth +
Value Fund invested in growth stocks.  Alliance is a leading global investment  adviser  supervising  client accounts with assets as of
December 31, 2002 totaling more than $insert billion.

..........The  individuals  primarily  responsible  for the  management of the ASAF Alliance  Growth Fund are Alfred  Harrison,  Syed J.
Hasnain and James G. Reilly.  Mr. Harrison and Mr. Reilly have been managing the Fund since Alliance  became the Fund's  Sub-advisor in
May 2000.  Mr.  Hasnain has been  managing the Fund since April 2002.  Mr.  Harrison is Vice  Chairman of Alliance  Capital  Management
Corporation  ("ACMC"),  the sole general  partner of Alliance,  and has been  associated  with Alliance  since 1978.  Mr.  Hasnain is a
Senior Vice  President,  U.S. Large Cap Portfolio  Manager and member of the Global Large Cap Growth Equity Team. He joined Alliance in
1994 after working as a strategist  with Merrill Lynch Capital  Markets.  Mr. Reilly is Executive  Vice  President of ACMC and has been associated with Alliance since 1984.

..........Paul Rissman and Frank Caruso have been primarily  responsible  for the management of the ASAF Alliance Growth and Income Fund since  Alliance  became the Fund's  Sub-advisor in May 2000. Mr. Rissman has been Senior Vice President of ACMC since 1994 and has been associated with Alliance since 1989.  Mr. Caruso is a Senior Vice President of ACMC and has been associated with Alliance since 1994.

..........Day to day  investment  decisions for the growth portion of the ASAF  Alliance/Bernstein  Growth +Value Fund have been made by
Alfred  Harrison,  Stephanie Simon and Dan Nordby since the Fund commenced  operations.  Mr. Harrison is Vice Chairman of ACMC, and has been  associated  with Alliance since 1978. Ms. Simon is Senior Vice President and Large Cap Portfolio  Manager and joined ACMC in 1998 after serving as Chief  Investment  Officer for Sargent  Management  Company from 1996 to 1998. Mr. Norby,  Senior Vice President,  has been with Alliance since 1996.

..........American  Century  Investment  Management,  Inc.  ("American  Century")  serves as Sub-advisor  for the ASAF American  Century
International  Growth Fund and the ASAF American  Century  Strategic  Balanced  Fund.  American  Century,  located at American  Century
Towers,  4500 Main Street,  Kansas City, Missouri 64111, has been providing  investment  advisory services to investment  companies and institutional  clients since 1958. As of December 31, 2002,  American Century and its affiliates managed assets totaling  approximately
$insert billion.

         American Century utilizes a team of portfolio  managers,  assistant  portfolio managers and analysts acting together to manage the assets of the ASAF American Century International Growth Fund and the ASAF American Century Strategic Balanced Fund.

..........The portfolio  manager  members of the portfolio team  responsible for management of the ASAF American  Century  International
Growth Fund are Keith Creveling,  Henrik Strabo and Mark S. Kopinski.  Keith  Creveling,  Portfolio  Manager,  has been a member of the team that manages the Fund since April,  2002. He joined American  Century in 1999 as an analyst.  Prior to that, Mr.  Creveling was an analyst at Fiduciary Trust Company  International  from September 1996 until September 1999.  Henrik Strabo joined American  Century in
1993 as an  investment  analyst,  has been a portfolio  manager  member of the  international  team since 1994 and has managed the Fund since  American  Century  became the Fund's  Sub-advisor  in May 2000.  Mark S.  Kopinski,  Vice  President and  Portfolio  Manager for
American  Century,  rejoined  American  Century in April 1997 and has  co-managed  the Fund since  American  Century  became the Fund's
Sub-advisor.  From June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

..........The portfolio  manager members of the portfolio team  responsible  for the day-to-day  management of the equity portion of the
ASAF American Century Strategic  Balanced Fund are John  Schniedwind,  Kurt Borgwardt,  Jeffrey R. Tyler,  William Martin and Thomas P.
Vaiana.  Mr.  Schniedwind  is Senior Vice President and Group Leader --  Quantitative  Equity for American  Century,  and has been with
American  Century since 1982. Mr.  Borgwardt is Vice  President,  Portfolio  Manager and Director of  Quantitative  Equity Research for
American  Century,  and has been with American  Century since 1990.  Mr. Tyler,  Senior Vice  President and Portfolio  Manager,  joined
American  Century in 1988. Mr. Martin,  Vice  President and Senior  Portfolio  Manager,  joined  American  Century in 1989. Mr. Vaiana,
Portfolio  Manager,  has been a member of the team that manages the Fund since  February 2001. He joined  American  Century in February
1997 as a Credit  Analyst and was promoted to Portfolio  Manager in August 2000.  The fixed income  portion of the Fund is managed by a team of portfolio  managers with  expertise in different  areas of fixed income  investing.  The portfolio  manager  leader of the team responsible  for the  day-to-day  management  of the fixed income  portion of the Fund is Brian  Howell.  Mr.  Howell  joined  American
Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.

..........Deutsche Asset Management,  Inc. ("DAMI"),  280 Park Avenue, New York, New York 10017, serves as Sub-advisor for the ASAF DeAM
International  Equity Fund, the ASAF DeAM Small-Cap  Growth Fund, the ASAF DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap Value
Fund.  DAMI was founded in 1838 as Morgan  Grenfell  Inc. and has provided  asset  management  services  since 1953. As of December 31,
2002, as part of Deutsche Asset  Management  group ("DeAM"),  DAMI managed  approximately  $insert billion of DeAM's $insert billion in assets.

         Joshua Feuerman,  CFA, is the portfolio  manager for the ASAF DeAM  International  Equity Fund, the ASAF DeAM Small-Cap Growth
Fund, the ASAF DeAM Large-Cap  Growth Fund and the ASAF DeAM Large-Cap  Value Fund. He has managed the ASAF DeAM Small-Cap  Growth Fund since DAMI became the Fund's  sub-advisor  in December  2001.  He has  managed  the ASAF DeAM  Large-Cap  Growth Fund and the ASAF DeAM
Large-Cap Value Fund since each Fund commenced  operations.  He has managed the ASAF DeAM  International  Equity Fund since DAMI became the Fund's  sub-advisor in May 2002. Mr.  Feuerman is a Managing  Director of DAMI and has been with the firm since 1999.  From 1989 to
1999, Mr Feuerman was employed by State Street Global  Advisors  where he served as head of  international  strategies,  and earlier in product engineering and international equity research.

..........Federated Investment  Counseling  ("Federated  Investment") serves as Sub-advisor for the ASAF Federated High Yield Bond Fund.
Federated Investment,  located at Federated Investors Tower, Pittsburgh,  Pennsylvania 15222-3779, was organized as a Delaware business trust in 1989.  Federated  Investment and its affiliates serve as investment  advisors to a number of investment  companies and private accounts.  As of December 31, 2002,  total assets under  management  or  administration  by Federated and its  affiliates  were $insert billion.

         The portfolio  managers  responsible  for the  day-to-day  management of the Fund are Mark E. Durbiano and Nathan H. Kehm. Mr.
Durbiano,  who has managed the Fund since it commenced  operations in 1994,  joined Federated  Investment's  parent company in 1982 and has been a Senior Vice  President of an affiliate  of Federated  Investment  since  January  1996.  Mr. Kehm,  who has managed the Fund since  December  2001,  joined  Federated in December 1997 as an Investment  Analyst.  He was promoted to Assistant  Vice President and
Senior  Investment  Analyst  in  January  1999 and to Vice  President  in January  2001.  Mr.  Kehm  served as a  Relationship  Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to December 1997.

..........Fred Alger  Management,  Inc.  ("Alger"),  111 Fifth Avenue,  New York,  NY 10003,  serves as  Sub-advisor  for the ASAF Alger
All-Cap  Growth Fund.  Alger has been an  investment  advisor  since 1964,  and as of December  31, 2002 managed  mutual fund and other assets totaling approximately $insert billion.

         Fred M. Alger,  III is the key  strategist  for the Fund,  overseeing  the  investments  of the Fund.  Mr. Alger,  who founded
Alger,  has served as Chairman of the Board since 1964,  and  co-managed  all of Alger's  portfolios  prior to 1995.  David Hyun is the individual  responsible  for the day-to-day  management of the Fund and has served in that capacity since  September 2001. Mr. Hyun has been employed by Alger as an Executive  Vice  President  since  September  2001,  prior to which he was employed by Alger as an analyst from 1991 until  1997,  as a Senior  Vice  President  and  portfolio  manager  from 1997 until June 2000,  and a  portfolio  manager at
Oppenheimer Funds from June 2000 until September 2001.

..........Due to the impact on Alger as a result of the World Trade Center  destruction on September 11, 2001,  Massachusetts  Financial
Services Company acted as interim  Sub-Sub-advisor  in conjunction with Alger for the ASAF Alger All-Cap Growth Fund from September 17,
2001 through December 9, 2001.  Effective December 10, 2001, Alger resumed the role as the sole Sub-advisor for the Fund.

..........GAMCO Investors, Inc. ("GAMCO"),  with principal offices located at One Corporate Center, Rye, New York 10580-1434,  serves as
Sub-advisor to the ASAF Gabelli  Small-Cap  Value Fund and the ASAF Gabelli  All-Cap Value Fund.  GAMCO managed  approximately  $insert billion in assets as of December 31, 2002 and is a wholly-owned subsidiary of Gabelli Asset Management Inc.

..........Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day  management of the ASAF Gabelli  Small-Cap Value Fund and the ASAF  Gabelli  All-Cap  Value Fund.  Mr.  Gabelli has managed the ASAF Gabelli  Small-Cap  Value Fund since GAMCO became the Fund's
Sub-advisor  and has managed the ASAF Gabelli  All-Cap Value Fund since its  inception.  Mr. Gabelli has been Chief  Executive  Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

..........Goldman Sachs Asset Management  ("Goldman Sachs"), a unit of the Investment  Management  Division ("IMD") of Goldman,  Sachs &
Co., 32 Old Slip, New York,  New York 10005,  serves as Sub-advisor  for the ASAF Goldman Sachs  Concentrated  Growth Fund and the ASAF
Goldman Sachs Mid-Cap Growth Fund.  Goldman Sachs,  along with other units of IMD, managed  approximately  $insert billion in assets as of December 31, 2002.

         The portfolio managers  responsible for the day-to-day  management of the ASAF Goldman Sachs Concentrated  Growth Fund and the
  ASAF Goldman Sachs Mid-Cap Growth Fund since Goldman Sachs became each Fund's Sub-advisor in November 2002 are Herbert Ehlers,  David
  Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents,  Ernest C. Segundo, Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA
  and Mark D. Shattan.  Mr. Ehlers began his  investment  careet in the 1960s and is a Managing  Director/Partner  of Goldman,  Sachs &
  Co. He is the Chief Investment  Officer for the Growth Team. He served as CEP of Liberty Investment  Management  ("Liberty") prior to
  Goldman Sachs'  acquisition of Liberty in 1997. Mr. Ehlers joined Liberty's  predecessor firm, Eagle Asset  Management,  in 1980. Mr.
  Shell,  Mr. Barry and Mr.  Ekizian are Co-Chief  Investment  Officers and senior  portfolio  managers for the Growth Team.  Mr. Shell served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1987. Mr. Ekizian served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of
  Liberty and had been employed by Liberty and its predecessor  firm since 1990.  Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance Capital  Management  where he served for eleven years.  Mr. Berents is a senior  portfolio  manager.
  Prior to joining  Goldman  Sachs in 2000,  he served for seven years as Managing  Director  and  Director of Research for First Union
  Securities,  Inc. Mr. Segundo is a senior portfolio manager.  Prior to Goldman Sachs'  acquisition of Liberty,  Mr. Segundo served as a senior  portfolio  manager at Liberty and had been with Liberty and its predecessor firm since 1992. Mr. Pyne is a senior portfolio manager and joined the firm in 1997.  Mr.  Kolar is a  portfolio  manager  and has been with the firm since  1994.  Mr.  Shattan is a portfolio  manager and joined the firm in 1999.  From 1997 to 1999,  Mr.  Shattan was an equity  research  analyst for Salomon  Smith
  Barney.

         INVESCO Funds Group, Inc.  ("INVESCO")  serves as Sub-advisor for the ASAF INVESCO  Technology Fund, ASAF Health Sciences Fund
and the ASAF INVESCO Capital Income Fund.  INVESCO,  located at 4350 South Monaco Street,  Denver,  Colorado 80237,  was established in
1932.  AMVESCAP  PLC,  the parent of INVESCO,  is one of the largest  independent  investment  management  businesses  in the world and managed over $insert billion of assets as of December 31, 2002.

         The portfolio manager  responsible for the day-to-day  management of the ASAF INVESCO  Technology Fund is William R. Keithler,
CFA. Mr.  Keithler  joined  INVESCO in January 1999 and is a Senior Vice President of INVESCO.  From 1993 until 1998, Mr.  Keithler was a portfolio manager with Berger Associates, Inc.

         The  portfolio  managers  responsible  for the  day-to-day  management of the ASAF INVESCO  Health  Sciences Fund is Thomas R.
Wald.  Mr. Wald joined INVESCO in January 1997 and is a Vice President of INVESCO.

         The portfolio  managers  responsible  for the  day-to-day  management of the ASAF INVESCO  Capital  Income Fund are Charles P.
Mayer,  Portfolio  Co-Manager,  and Robert (Bob)  Hickey,  Portfolio  Co-Manager.  Mr. Mayer has served as  Co-Manager of the Portfolio since April 1993.  Mr.  Mayer began his  investment  career in 1969 and is now a director and a senior vice  president of INVESCO.  Mr.
Hickey,  who recently  joined INVESCO as vice president,  had been the director of corporate  bonds for Van Kampen  Investments and had been affiliated with Van Kampen since 1988.

         Marsico Capital Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300, Denver, CO 80202, serves as Sub-advisor for the ASAF Marsico  Capital  Growth Fund.  Thomas F. Marsico has primary  responsibility  for  management of the Fund. Mr. Marsico is
Chairman  and Chief  Executive  Officer,  and has sole  voting  control,  of  Marsico  Capital.  Prior to  forming  Marsico  Capital in
September,  1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital  Management LLC ("Janus").  Mr.
Marsico joined Janus in March, 1986.  As of December 31, 2002, Marsico Capital managed approximately $insert billion in assets.

         Massachusetts  Financial  Services  Company ("MFS") serves as Sub-advisor for the ASAF MFS Growth with Income Fund. MFS, which is located at 500 Boylston Street,  Boston,  Massachusetts 02116, and its predecessor  organizations have a history of money management dating from 1924. As of December 31, 2002,  the net assets under the  management of the MFS  organization  were  approximately  $insert billion.

         The Fund is  managed  by a  committee  comprised  of various  portfolio  managers  under the  general  supervision  of John D.
Laupheimer  and Brooks  Taylor.  Mr.  Laupheimer  is a Senior Vice  President  of MFS, and has been  employed by MFS in the  investment management  area since 1981.  Mr. Taylor is a Vice  President of MFS, and has been employed by MFS in the  investment  management  area since 1996.  Mr.  Laupheimer  has  supervised  the  management  of this Fund since its  inception  and Mr.  Taylor joined the portfolio management team in August 2001.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue, New York, NY 10158,  serves as sub-advisor for the ASAF
Neuberger  Berman Mid-Cap Growth Fund and the ASAF Neuberger  Berman Mid-Cap Value Fund. NB Management and its  predecessor  firms have specialized in the management of mutual funds since 1950.  Neuberger Berman, LLC ("Neuberger  Berman"),  an affiliate of NB Management, acts as a principal  broker in the purchase  and sale of portfolio  securities  for the Funds for which it serves as  Sub-advisor,  and provides NB  Management  with certain  assistance in the  management  of the Funds without added cost to the Funds or ASISI.  Neuberger
Berman and its affiliates manage securities  accounts,  including mutual funds, that had approximately  $insert billion of assets as of
December 31, 2002.

         Kenneth K. Turek has been primarily responsible for the day-to-day management of the ASAF Neuberger Berman
Mid-Cap Growth Fund since January 2003.  Prior to joining NB Management, Mr. Turek served as a portfolio manager at
Northern Trust Company from July 1997 until January 2003.  He is also a Managing Director of Neuberger Berman.

         Robert I. Gendelman is primarily responsible for the day-to-day management of the ASAF Neuberger Berman Mid-Cap Value Fund.
Mr. Gendelman has been with NB Management since 1994, where he is currently a Vice President.  He is also a Managing Director of
Neuberger Berman.

         Pacific  Investment  Management  Company LLC ("PIMCO") serves as Sub-advisor for the ASAF PIMCO Total Return Bond Fund. PIMCO, located at 840 Newport Center Drive,  Suite 300,  Newport Beach,  California  92660, is an investment  counseling firm founded in 1971.
As of December 31, 2002, PIMCO had approximately $insert billion of assets under management.

         William H. Gross,  Managing  Director,  Chief Investment Officer and founding partner of PIMCO has, since the inception of the
Fund, led a portfolio management team responsible for developing and implementing the fund's investment strategy.

         Pilgrim Baxter & Associates,  Ltd.  ("Pilgrim  Baxter"),  1400 Liberty Ridge Drive,  Wayne, PA 19087 serves as Sub-advisor for the ASAF PBHG  Small-Cap  Growth Fund.  Founded in 1982,  Pilgrim  Baxter  serves as investment  advisor to the PBHG Funds,  as well as advisor or sub-advisor to some of the country's  largest  pension and  profit-sharing  plans,  charitable  institutions,  corporations, trusts and other investment companies.  As of December 31, 2002, Pilgrim Baxter managed assets worth in excess of $insert billion.

         The portfolio  managers  responsible for management of the ASAF PBHG Small-Cap  Growth Fund are James M. Smith, CFA and Jerome
J.  Heppelmann,  CFA. They have managed the Fund since PBHG became the Fund's  Sub-advisor in September  2001. Mr. Smith joined Pilgrim
Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio  management  experience.  Mr. Heppelmann joined Pilgrim
Baxter in 1994 and has been a member of its equity investments team since 1997.

         ProFund  Advisors LLC  ("ProFund"),  7900 Wisconsin  Avenue,  Bethesda,  Maryland  20814,  serves as Sub-advisor  for the ASAF
ProFund Managed OTC Fund.  As of December 31, 2002, ProFund managed approximately $insert billion in net assets.

         The ASAF ProFund  Managed OTC Fund is managed by an Investment  Committee.  Dr.  William  Seale is the Committee  Chairman and
has been managing the Fund since it commenced operations.  He joined ProFund in 1997.

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York, New York 10153,  serves as Sub-advisor  for the
ASAF  Sanford  Bernstein  Core  Value  Fund,  the ASAF  Sanford  Bernstein  Managed  Index  500 Fund  and for the  portion  of the ASAF
Alliance/Bernstein  Growth + Value Fund  invested  in value  stocks.  Bernstein  is an  indirect  wholly-owned  subsidiary  of Alliance
Capital  Management,  L.P.  ("Alliance")  and  management  of the Funds are  conducted  by  Bernstein  with the  investment  management assistance of the Bernstein  Investment  Research and Management unit (the "Bernstein  Unit") of Alliance.  The Bernstein Unit services the former  investment  research and  management  business of Sanford C.  Bernstein & Co.,  Inc., a registered  investment  advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967.

         Day-to-day  investment management decisions for the value portion of the ASAF  Alliance/Bernstein  Growth + Value Fund and the
ASAF Sanford  Bernstein Core Value Fund will be made by Lewis A. Sanders and Marilyn  Goldstein  Fedak. Mr. Sanders is the Chairman and
a Director of Bernstein  since  September  2000 and is a Vice Chairman,  Chief  Investment  Officer and a Director of Alliance  Capital
Management  Corporation  since October 2000. Mr. Sanders  previously  served as Chairman of the Board of Directors and Chief  Executive
Officer of Sanford C. Bernstein & Co., Inc. since 1993.  Ms. Fedak has been an Executive Vice President and Chief  Investment  Officer-
U.S.  Value  Equities of Alliance  since  October  2000 and prior to that Chief  Investment  Officer  and  Chairman of the U.S.  Equity
Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management decisions for the ASAF Sanford Bernstein Managed Index 500 Fund will be made by Bernstein's
Investment Policy Group for Structured  Equities,  which is chaired by Steven  Pisarkiewicz.  Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current  position  as Chief  Investment  Officer for  Structured  Equity  Services in 1998.  Mr.  Pisarkiewicz  and the
Investment Policy Group for Structured Equities have managed the Fund since Bernstein became the Fund's Sub-advisor in May, 2000.

         Strong Capital Management,  Inc.  ("Strong"),  100 Heritage Reserve,  Menomonee Falls,  Wisconsin 53051, serves as Sub-advisor for the ASAF  Strong  International  Equity  Fund.  Since  1974,  Strong  has been  providing  investment  advice for  individuals  and institutional  accounts,  such as pension and profit sharing  plans,  as well as mutual funds,  several of which are available  through variable insurance products.  Strong managed assets totaling approximately $insert billion as of December 31, 2002.

         Strong uses a team approach to investment  management.  The fund managers  responsible  for the  management of the ASAF Strong
International  Equity Fund are  Katherine  Shapiro,  CFA and Stacey Ho, CFA.  Both Ms.  Shapiro and Ms. Ho have been  managing the Fund since  December 2001 and have been with Strong since May 2001.  Prior to joining  Strong,  Ms.  Shapiro was Managing  Director and Fund
Manager at Wells Fargo from 1992 to May 2001.  Prior to joining  Strong,  Ms. Ho was Managing  Director and Fund Manager at Wells Fargo
from 1997 to May 2001.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price") serves as Sub-advisor  for the ASAF T. Rowe Price Tax Managed Fund. T. Rowe
Price,  located at 100 East Pratt  Street,  Baltimore,  Maryland  21202,  was founded in 1937 by the late Thomas Rowe Price,  Jr. As of
December 31, 2002, T. Rowe Price and its affiliates managed  approximately  $insert billion for approximately  eight million individual and institutional accounts.

         The  Fund  is  managed  by  an  Investment  Advisory  Committee.   Donald  J.  Peters,   Committee  Chairman,  has  day-to-day
responsibility  for managing the Fund and works with the Committee in  developing  and executing  the Fund's  investment  program.  Mr.
Peters has been managing investments since joining T. Rowe Price in 1993 and has managed the Fund since it commenced operations.

         Wells Capital  Management,  Inc.  ("Wells"),  525 Market Street,  San Francisco,  CA 94105 serves as Sub-advisor  for the ASAF
Money Market Fund.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co.,  which was founded in 1852 and, as of December 31, 2002, had approximately $insert billion in assets under management.

         The co-portfolio  managers  responsible for management of the Fund are David D. Sylvester and Laurie R. White. Mr.  Sylvester,
Executive Vice President of Wells Capital and Head of Liquidity  Investments,  has over 25 years of investment  experience and has been with the firm since 1979. Ms. White,  Executive Vice  President of Wells  Capital,  has over 15 years of investment  experience and has been with the firm since  1991.  Mr.  Sylvester  and Ms.  White have  managed  the Fund since Wells  became the Fund's  Sub-advisor  in
September 2001.

         William Blair & Company,  L.L.C.,  located at 222 West Adams Street,  Chicago,  Illinois  60606,  serves as Sub-advisor to the
ASAF William Blair  International  Growth Fund.  Since its founding in 1935, the firm has been dedicated to researching,  financing and investing in high quality growth companies through four primary  divisions:  investment  banking,  sales and trading,  asset management and private capital.  As of December 31, 2002, William Blair managed over $insert billion in assets.

         The portfolio  manager  responsible  for the day-today  management of the ASAF William Blair  International  Growth Fund is W.
George  Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international  portfolio  manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

FEES AND EXPENSES:

         Investment  Management  Fees.  ASISI  receives a monthly fee from each Fund for the  performance  of its services.  ASISI pays each  Sub-advisor  a portion of such fee for the  performance  of the  sub-advisory  services at no  additional  cost to any Fund.  The investment  management  fee for each Fund will  differ,  reflecting,  among  other  things,  the  investment  objective,  policies  and limitations of each Fund.  Each  investment  management  fee is accrued daily for the purposes of  determining  the sale and redemption price of the Fund's  shares.  The fees paid to ASISI for the fiscal  year ended  October  31,  2002 (or,  for those Funds that have not been in operation  for a full fiscal year,  the fee rates  payable to ASISI),  stated as a percentage  of the Fund's  average daily net assets, are as follows:

Fund:                                                                                   Annual Rate:
----                                                                                    -----------

ASAF Strong International Equity Fund:                                                       1.10%

ASAF William Blair International Growth Fund:                                                1.00%

ASAF American Century International Growth Fund:                                             1.00%

ASAF DeAM International Equity Fund:                                                         1.09%

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund                                                              0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Alger All-Cap Growth Fund:                                                              0.95%

ASAF Gabelli All-Cap Value Fund:                                                             0.95%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Alliance Growth Fund:                                                                   0.90%

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 1.00%

ASAF DeAM Large-Cap Growth Fund:                                                             0.90%

ASAF T. Rowe Price Tax Managed Fund:                                                         0.95%

ASAF Alliance/Bernstein Growth + Value Fund:                                                 1.00%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF DeAM Large-Cap Value Fund:                                                              0.90%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        0.80%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.50%

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the  Company's  SAI under  "Investment
Advisory & Administration Services."

         Other  Expenses.  In addition to Investment  Management  fees,  each Fund pays other  expenses,  including  costs  incurred in connection  with the  maintenance of its securities  law  registration,  printing and mailing  prospectuses  and SAIs to  shareholders, certain  financial  accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of director and  shareholder  meetings.  Expenses  not directly  attributable  to any specific  Fund(s) are  allocated on the basis of the relative  net assets of the Funds.  For  additional  information  regarding  Fund  expenses,  as well as  voluntary  agreements  by the
Investment  Manager to limit such  expenses,  see this  Prospectus  under  "Expense  Information"  and the  Company's  SAI under  "Fund
Expenses."

                                                  DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS:

..........Each Fund intends to distribute  substantially  all of its net income and capital gains to  shareholders at least once a year.
Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund                                                                   Declared         Paid
----                                                                   --------         ----

ASAF Strong International Equity Fund                                  annually                  annually
ASAF William Blair International Growth Fund                           annually                  annually
ASAF American Century International Growth Fund                        annually                  annually
ASAF DeAM International Equity Fund                                    annually                  annually
ASAF PBHG Small-Cap Growth Fund                                        annually                  annually
ASAF DeAM Small-Cap Growth Fund                                        annually                  annually
ASAF Gabelli Small-Cap Value Fund                                      annually                  annually
ASAF Goldman Sachs Mid-Cap Growth Fund                                 annually                  annually
ASAF Neuberger Berman Mid-Cap Growth Fund                              annually                  annually
ASAF Neuberger Berman Mid-Cap Value Fund                               annually                  annually
ASAF Alger All-Cap Growth Fund                                         annually                  annually
ASAF Gabelli All-Cap Value Fund                                        annually                  annually
ASAF INVESCO Technology Fund                                           annually                  annually
ASAF INVESCO Health Sciences Fund                                      annually                  annually
ASAF ProFund Managed OTC Fund                                          annually                  annually
ASAF Alliance Growth Fund                                              annually                  annually
ASAF Marsico Capital Growth Fund                                       annually                  annually
ASAF Goldman Sachs Concentrated Growth Fund                            annually                  annually
ASAF DeAM Large-Cap Growth Fund                                        annually                  annually
ASAF T. Rowe Price Tax Managed Fund                                    annually                  annually
ASAF Alliance/Bernstein Growth + Value Fund                            annually                  annually
ASAF Sanford Bernstein Core Value Fund                                 annually                  annually
ASAF DeAM Large-Cap Value Fund                                         annually                  annually
ASAF Sanford Bernstein Managed Index 500 Fund                          annually                  annually
ASAF Alliance Growth and Income Fund                                   annually                  annually
ASAF MFS Growth with Income Fund                                       annually                  annually
ASAF INVESCO Capital Income Fund                                       semi-annually             semi-annually
ASAF American Century Strategic Balanced Fund                          semi-annually             semi-annually
ASAF Federated High Yield Bond Fund                                    daily                     monthly
ASAF PIMCO Total Return Bond Fund                                      daily                     quarterly
ASAF Money Market Fund                                                 daily                     monthly

DISTRIBUTION OPTIONS:

         When you open your  account,  specify on your  application  how you want to receive  your  distributions.  Unless you  specify otherwise,  all dividends and  distributions  will be  automatically  reinvested in additional full or fractional  shares of each Fund.
You have the following five distribution options:

         Reinvest All  Distributions  in the Fund.  You can elect to reinvest all dividends  and long term capital gains  distributions in additional shares of the applicable Fund.

         Reinvest  Income  Dividends Only. You can elect to reinvest  investment  income  dividends in a Fund while  receiving  capital gains distributions.

         Reinvest  Long-Term  Capital  Gains  Only.  You can elect to  reinvest  long-term  capital  gains in the Fund while  receiving dividends.

         Receive  All  Distributions  in Cash.  You can  elect to  receive  a check  for all  dividends  and  long-term  capital  gains distributions.

         Reinvest  Distributions  in Another Fund of the Company.  You can reinvest all  distributions  in another Fund of the Company.
For additional information, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

         Each of the  Funds  intends  to  make  distributions  that  may be  taxed  as  ordinary  income  and  capital  gains.  The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

         If you establish an IRA or other tax-deferred  retirement  account,  dividends and capital gains  distributions from the Funds generally  will not be subject to current  taxation.  If you  establish  an account  outside a  tax-deferred  retirement  account,  the following tax  consequences  generally will apply.  For regular  investment  accounts  established by individuals,  dividends paid by a
Fund from net  investment  income and net  short-term  capital  gains,  whether you choose to receive them in cash or reinvest  them in additional  shares,  will be taxable as ordinary  income.  If you receive your  distributions  in cash,  the value of your Fund account effectively will be reduced by the amount of the distribution.

         Capital  gains  distributions  are made by a Fund  when it  realizes  net  gains on sales of  portfolio  securities.  A Fund's capital gains may vary substantially from year to year and,  therefore,  its capital gains  distributions also may vary  substantially.
A Fund will not make  capital  gains  distributions  in years in which the Fund has a net capital  loss.  Distributions  paid by a Fund from net long term capital gains will be taxable as long-term capital gains, regardless of how long you have owned the Fund's shares.

         Because of their  varying  investment  strategies,  distributions  from some of the Funds are likely to consist  primarily  of capital gains  distributions,  while  distributions from others are likely to consist primarily of ordinary income.  Distributions from the ASAF  Federated  High Yield Bond Fund,  the ASAF PIMCO Total Return Bond Fund, and the ASAF Money Market Fund are likely to consist primarily of ordinary  income.  Because the Funds are new, as of the date of this  Prospectus no Fund has yet distributed any long-term capital gains.  Over time,  however,  it is expected that  distributions  from a number of the Funds,  particularly  those with capital growth as their investment objective, will consist primarily of capital gains.

         Certain  distributions by a Fund may be classified under federal tax laws as constituting  returns of your capital.  These are not  taxable  to you when  received.  Federal  income tax laws  provide,  however,  that a  distribution  of this type will  reduce the acquisition  price of your shares in the Fund used to determine your tax liability  when you redeem or exchange the shares.  Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

         If you  purchase  shares of a Fund  shortly  before the date used to  determine  eligibility  for a dividend or capital  gains distribution,  you will receive a portion of your investment back as a taxable  distribution.  This is sometimes referred to as "buying a dividend."

         In order to satisfy  distribution  requirements  of the Code,  the Funds may  declare  year-end  dividend  and  capital  gains distributions.  If received by  shareholders  by January 31, these special  distributions  are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

         The  investment  income of certain  Funds may be subject to foreign  income  taxes.  The Company may elect to pass these taxes through to the  shareholders  of the Funds.  If you are a shareholder,  you will be required to report a share of these taxes as income in determining your federal income tax liability.  You will be able to deduct these taxes or, under certain  circumstances,  you may be able to claim them as a credit against your federal income tax.

         The  Company  will  provide you with an annual  statement  as to the federal  income tax status of all  distributions  for the preceding year, including any amount of foreign taxes passed through to you.

         Taxes on  Redemptions  and  Exchanges.  A  redemption  of shares in a Fund or an  exchange  of a Fund's  shares  for shares in another  Fund will be  treated  as a sale  under the Code,  which may  result  in a capital  gain or loss and  current  tax  liability.
However,  you will not have a  federal  tax gain or loss  when  Class B or Class X shares of a Fund  automatically  convert  to Class A shares.  The Class A shares you receive after conversion will be considered to have the same  acquisition  price as the converted Class
B or X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

         Dividends,  capital gains  distributions  and capital gains or losses from  redemptions  and exchanges may be subject to state and local taxes in addition to Federal income taxes.

         The above tax discussion is for general  information  only. A more detailed  discussion of federal  income tax  considerations for the Funds is included in the Company's SAI under  "Additional  Tax  Considerations."  You should  consult with your own tax adviser concerning  possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred  account,  you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

         Regulated  Investment  Company  Status.  As each Fund intends to qualify as a "regulated  investment  company" under the Code, each Fund  generally  is entitled to deduct all  dividends  paid to  shareholders  in  determining  its taxable  income.  However,  the deductibility of dividends paid by regulated  investment  companies that issue more than one class of shares,  such as the Company,  is subject to certain  requirements  under the Code.  In this  regard,  the  Company may deduct  dividends  only when shares in each class receive  proportionate  distributions  and where no class is  preferred  over any other class in a manner not  permitted  by the formal dividend rights of the preferred class.

         The Company has received  separate  opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together,  conclude that the Funds'  particular  multiple class structure will not prevent the deductibility of dividends paid by the Funds.  However,  the Company has not  obtained a ruling on the matter from the IRS.  The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds'  structure,  including the Bonus Share feature  applicable to Class X shares,  and the IRS could disagree with the conclusions  expressed in the opinions.  Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

         If dividends  on any class of a Fund's  shares are treated as  preferential  to another  class,  dividends in that year on all classes of that Fund's  shares would  become  non-deductible  by the Fund.  The effect of such a  development  is that income and gains realized by a Fund could be subject to double  taxation -- that is, both the Fund and  shareholders  could be subject to  taxation.  In addition to the tax liability,  the Fund could be liable for interest and penalties.  All these liabilities could substantially  reduce the value of your  investment in the Fund.  There could also be personal  income tax  consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

                                                         FINANCIAL HIGHLIGHTS

..........The financial  highlights  table is intended to help you understand  the Funds'  financial  performance  for the past 5 years
(or, if a Fund has not been in operation for 5 years, since the Fund commenced  operations).  Certain  information  reflects financial results for a single Fund share.  The total returns in the table  represent the rate that an investor  would have earned or lost on an
investment  in  a  Fund  (assuming   reinvestment  of  all  dividends  and  distributions).   The  information  has  been  audited  by
PricewaterhouseCoopers  LLP, the Company's independent accountants.  The report of the independent accountants,  along with the Funds'
financial statements, are included in the Company's annual report, which is available upon request.

                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     --------------------------------

                                                 Net Asset        Net  Net                                 In Excess
                                                     Value  Investment   Realized  Total from  From Net            of     From Net
                                     Period      Beginning     Income  &           Investment  Investment  Net            Realized
                                     Ended       Of Period     (Loss)  Unrealized  Operations      Income  Investment        Gains
                                     -----       ---------     ------              ----------      ------                    -----
                                                                       Gain                                    Income
                                                                       -----                                   ------
                                                                           (Loss)
ASAF DeAM INTERNATIONAL
EQUITY FUND*:
============
Class A                                               $ 8.83  $ (0.04)      $ 0.84      $ 0.80        $  --       $  --        $  --
                                      04/30/02*
                                      10/31/01         15.96    (0.06)      (7.07)      (7.13)           --          --           --
                                      10/31/00         13.56    (0.16)        3.28        3.12           --          --       (0.72)
                                      10/31/99         10.27    (0.14)        3.43        3.29           --          --           --
                                      10/31/98          9.87    (0.02)        0.45        0.43       (0.03)          --           --
                                                       10.00      0.05      (0.18)      (0.13)           --          --           --
                                     10/31/97(1)
Class B                                                 8.67    (0.06)      (0.18)      (0.13)           --          --           --
                                      04/30/02*
                                      10/31/01         15.74    (0.12)      (6.95)      (7.07)           --          --           --
                                      10/31/00         13.44    (0.26)        3.28        3.02           --          --       (0.72)
                                      10/31/99         10.23    (0.22)        3.43        3.21           --          --           --
                                      10/31/98          9.85    (0.08)        0.46        0.38           --          --           --
                                                       10.00      0.04      (0.19)      (0.15)           --          --           --
                                     10/31/97(1)
Class C                                                 8.63    (0.06)        0.83        0.77           --          --           --
                                      04/30/02*
                                      10/31/01         15.68    (0.12)      (6.93)      (7.05)           --          --           --
                                      10/31/00         13.43    (0.26)        3.23        2.97           --          --       (0.72)
                                      10/31/99         10.22    (0.21)        3.42        3.21           --          --           --
                                      10/31/98          9.86    (0.08)        0.44        0.36           --          --           --
                                                       10.00      0.04      (0.18)      (0.14)           --          --           --
                                     10/31/97(1)
Class X                                                 8.66    (0.06)        0.83        0.77           --          --           --
                                      04/30/02*
                                      10/31/01         15.71    (0.12)      (6.93)      (7.05)           --          --           --
                                      10/31/00         13.43    (0.27)        3.27        3.00           --          --       (0.72)
                                      10/31/99         10.21    (0.19)        3.41        3.22           --          --           --
                                      10/31/98          9.84    (0.08)        0.45        0.37           --          --           --
                                                       10.00      0.04      (0.20)      (0.16)           --          --           --
                                     10/31/97(1)
ASAF PBHG SMALL-CAP
GROWTH FUND**:
===========
Class A                                              $ 11.04  $ (0.09)      $ 0.81      $ 0.72       $  --       $   --        $  --
                                      04/30/02*
                                      10/31/01        $17.30   $(0.15)     $(6.11)     $(6.26)          --           --           --
                                      10/31/00        17.08     (0.18)        0.51        0.33          --           --       (0.11)
                                      10/31/99         9.11     (0.10)        8.07        7.97          --           --           --
                                      10/31/98         9.94     (0.07)      (0.76)      (0.83)          --           --           --
                                                      10.00     (0.03)      (0.03)      (0.06)          --           --           --
                                     10/31/97(1)
Class B                                                10.81    (0.12)        0.80        0.68          --           --           --
                                      04/30/02*
                                      10/31/01         17.02    (0.21)      (6.00)      (6.21)          --           --           --
                                      10/31/00        16.87     (0.29)        0.55        0.26          --           --       (0.11)
                                      10/31/99         9.04     (0.17)        8.00        7.83          --           --           --
                                      10/31/98         9.93     (0.12)      (0.77)      (0.89)          --           --           --
                                                      10.00     (0.04)      (0.03)      (0.07)          --           --           --
                                     10/31/97(1)
Class C                                                10.82    (0.12)        0.80        0.68          --           --           --
                                      04/30/02*
                                      10/31/01         17.03    (0.21)      (6.00)      (6.21)          --           --           --
                                      10/31/00        16.90     (0.29)        0.53        0.24          --           --       (0.11)
                                      10/31/99         9.06     (0.16)        8.00        7.84          --           --           --
                                      10/31/98         9.94     (0.10)      (0.78)      (0.88)          --           --           --
                                                      10.00     (0.04)      (0.02)      (0.06)          --           --           --
                                     10/31/97(1)
Class X                                                10.81    (0.12)        0.80        0.68          --           --           --
                                      04/30/02*
                                      10/31/01         17.03    (0.22)      (6.00)      (6.22)          --           --           --
                                      10/31/00        16.90     (0.29)        0.53        0.24          --           --       (0.11)
                                      10/31/99         9.06     (0.15)        7.99        7.84          --           --           --
                                      10/31/98         9.93     (0.11)      (0.76)      (0.87)          --           --           --
                                                      10.00     (0.04)      (0.03)      (0.07)          --           --           --
                                     10/31/97(1)

* Prior to May 1, 2002,  Founders Asset Management,  Inc. served as Sub-advisor to the ASAF DeAM  International  Equity Fund (formerly, the ASAF Founders  International  Small  Capitalization  Fund).  Deutsche Asset  Management  Inc. has served as Sub-advisor to the Fund since May 1, 2002.
 ** From  January 1, 1999 to September  14, 2001,  Janus  Capital  Management  LLC served as  Sub-advisor  to the ASAF PBHG  Small-Cap
 Growth Fund  (formerly,  the ASAF Janus Small-Cap  Growth Fund).  Prior to January 1, 1999,  Founders Asset  Management LLC served as
 Sub-advisor to the Fund.  Pilgrim Baxter & Associates, Ltd. has served as Sub-advisor to the Fund since September 15, 2001.

                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                   Ratios of Expenses
                                    Supplemental Data                           to Average Net Assets(3)
                            -------------------------------------      -----------------------------------
                                                                                                                    Ratio of Net
                                                                                                                      Investment
                  Net Asset                Net Assets at   Portfolio        Net         After  Before Expense   Income (Loss) to
        Total         Value         Total  End of Period    Turnover  Operating       Expense   Reimbursement        Average Net
 Distribution       End of      Return(2)     (in 000's)        Rate   Expenses  Reimbursement  And Waiver(4)          Assets(3)
 ------------       -------     --------      ----------        ----   --------                 -------------          ---------
                     Period                                                              And
                     ------                                                              ---
                                                                                    Waiver(4)
                                                                                    ---------

    $   --      $   9.63        (19.41%)   $    20,370          33%      2.20%      2.20%          3.57%               (0.88%)
        --          8.83        (44.61%)        17,371         655%      2.20%      2.20%          3.10%               (0.49%)
    (0.72)         15.96          22.04%        44,940         516%      2.17%      2.17%          2.79%               (0.87%)
         --        13.56          32.04%         2,374         268%      2.10%      2.10%          4.53%               (1.19%)
     (0.03)        10.27           4.32%           886          49%      2.10%      2.10%          9.20%               (0.28%)
         --         9.87         (1.30%)           106           0%      2.10%      2.10%                                2.03%
                                                                                              136.49%
         --         9.44        (19.54%)        33,182          33%      2.70%      2.70%          4.09%               (1.35%)
         --         8.67        (44.92%)        32,208         655%      2.70%      2.70%          3.61%               (1.01%)
     (0.72)        15.74          21.47%        67,929         516%      2.64%      2.64%          3.20%               (1.38%)
         --        13.44          31.38%         7,722         268%      2.60%      2.60%          5.04%               (1.84%)
         --        10.23           3.90%         1,387          49%      2.60%      2.60%          9.80%               (0.74%)
         --         9.85         (1.50%)           230           --      2.60%      2.60%         90.64%                 1.62%
         --         9.40        (19.52%)        16,536         339%      2.70%      2.70%          4.08%               (1.34%)
         --         8.63        (44.90%)        14,028         655%      2.70%      2.70%          3.62%               (0.99%)
     (0.72)        15.68          21.10%        31,232         516%      2.65%      2.65%          3.24%               (1.37%)
         --        13.43          31.41%         2,540         268%      2.60%      2.60%          5.05%               (1.74%)
         --        10.22           3.69%           872          49%      2.60%      2.60%          9.72%               (0.79%)
         --         9.86         (1.40%)            79           --      2.60%      2.60%         55.02%                 1.72%
         --         9.43        (19.47%)         7,892         339%      2.70%      2.70%          4.09%               (1.33%)
         --         8.66        (44.91%)         7,252         655%      2.70%      2.70%          3.62%               (1.01%)
     (0.72)        15.71          21.34%        13,809         516%      2.63%      2.63%          3.15%               (1.42%)
         --        13.43          31.54%         4,305         268%      2.60%      2.60%          5.07%               (1.63%)
         --        10.21           3.80%         2,404          49%      2.60%      2.60%          9.58%               (0.76%)
         --         9.84         (1.60%)           206           --      2.60%      2.60%         54.45%                 1.58%

    $    --     $  11.04        (36.18%)   $    43,941         103%      1.80%      1.80%          2.04%               (1.21%)
     (0.11)        17.30           1.69%        85,342          90%      1.73%      1.73%          1.84%               (0.81%)
         --        17.08          87.80%        54,039          74%      1.70%      1.71%          2.20%               (0.73%)
         --         9.11         (8.45%)         1,801          94%      1.70%      1.70%          6.38%               (0.75%)
         --         9.94         (0.60%)           193           --      1.70%      1.70%        105.48%               (1.16%)
         --        10.81        (36.52%)        80,943         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.02           1.29%       169,925          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.87          86.73%        98,524          74%      2.20%      2.21%          2.69%               (1.24%)
         --         9.04         (8.96%)         2,685          94%      2.20%      2.20%          6.86%               (1.26%)
         --         9.93         (0.70%)           353           --      2.20%      2.20%         57.99%               (1.73%)
         --        10.80        (36.50%)        31,186         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.03           1.23%        72,934          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.90          86.64%        38,337          74%      2.20%      2.21%          2.73%               (1.25%)
         --         9.06         (8.85%)         2,090          94%      2.20%      2.20%          6.60%               (1.13%)
         --         9.94         (0.60%)            74           --      2.20%      2.20%         42.48%               (1.73%)
         --        10.81        (36.52%)        17,624         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.03           1.17%        33,072          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.90          86.53%        24,312          74%      2.20%      2.21%          2.82%               (1.21%)
         --         9.06         (8.76%)         4,085          94%      2.20%      2.20%          6.69%               (1.19%)
         --         9.93         (0.70%)           270           --      2.20%      2.20%         47.29%               (1.70%)

(1)      Commenced Operations on July 28, 1997.
(2)      Total return for Class X shares does not reflect the payment of bonus shares.
(3)      Annualized for periods less than one year.
(4)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period

Financial Highlights
Per Share Data (For a Share Outstanding throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                   Net Asset        Net  Net                                  In Excess
                                                       Value  Investment   Realized  Total from  From Net            of   From Net
                                        Period     Beginning     Income  &           Investment  Investment         Net  Realizied
                                        ------
                                       Ended       of Period     (Loss)  Unrealized  Operations     Income   Investment      Gains
                                       -----       ---------     ------              ----------     ------                   -----
                                                                         Gain                                    Income
                                                                         -----                                   ------
                                                                             (Loss)
                                                                             ------
ASAF GABELLI
SMALL-CAP VALUE FUND**:
====================
Class A                               10/31/01       $ 10.58  $ (0.03)      $ 0.12      $ 0.09     $     --    $     --  $ (0.38)
                                      10/31/00         8.90       0.03        1.89        1.92           --          --    (0.24)
                                      10/31/99         8.85       0.02        0.06        0.08           --      (0.03)        --
                                      10/31/98        10.46       0.04      (1.62)      (1.58)           --      (0.03)        --
                                                      10.00       0.02        0.44        0.46           --          --        --
                                     10/31/97(1)
Class B                               10/31/01         10.46    (0.08)        0.11        0.03           --          --    (0.38)
                                      10/31/00         8.84     (0.02)        1.88        1.86           --          --    (0.24)
                                      10/31/99         8.80     (0.03)        0.07        0.04           --          --        --
                                      10/31/98        10.44     (0.02)      (1.61)      (1.63)           --      (0.01)        --
                                                      10.00         --        0.44        0.44           --          --        --
                                     10/31/97(1)
Class C                               10/31/01         10.45    (0.08)        0.11        0.03           --          --    (0.38)
                                      10/31/00         8.84     (0.02)        1.87        1.85           --          --    (0.24)
                                      10/31/99         8.80     (0.03)        0.07        0.04           --          --        --
                                      10/31/98        10.45     (0.02)      (1.62)      (1.64)           --      (0.01)        --
                                                      10.00         --        0.45        0.45           --          --        --
                                     10/31/97(1)
Class X                               10/31/01         10.47    (0.08)        0.10        0.02           --          --    (0.38)
                                      10/31/00         8.84     (0.02)        1.89        1.87           --          --    (0.24)
                                      10/31/99         8.80     (0.03)        0.07        0.04           --          --        --
                                      10/31/98        10.44     (0.02)      (1.61)      (1.63)           --      (0.01)        --
                                                      10.00         --        0.44        0.44           --          --        --
                                     10/31/97(1)
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
=======================
Class A                               10/31/01       $ 13.14    $ 0.21    $ (1.64)    $ (1.43)  $   (0.17)     $     --    $   --
                                      10/31/00        12.85       0.23        0.39        0.62      (0.20)           --    (0.13)
                                      10/31/99        10.89       0.19        1.89        2.08      (0.12)           --        --
                                      10/31/98         9.99       0.15        0.84        0.99      (0.09)           --        --
                                                      10.00       0.04      (0.05)      (0.01)          --           --        --
                                     10/31/97(1)
Class B                               10/31/01         13.10      0.15      (1.64)      (1.49)      (0.11)           --        --
                                      10/31/00        12.81       0.16        0.39        0.55      (0.13)           --    (0.13)
                                      10/31/99        10.86       0.12        1.88        2.00      (0.05)           --        --
                                      10/31/98         9.96       0.09        0.85        0.94      (0.04)           --        --
                                                      10.00       0.02      (0.06)      (0.04)          --           --        --
                                     10/31/97(1)
Class C                               10/31/01         13.10      0.15      (1.64)      (1.49)      (0.11)           --        --
                                      10/31/00        12.80       0.16        0.40        0.56      (0.13)           --    (0.13)
                                      10/31/99        10.87       0.11        1.87        1.98      (0.05)           --        --
                                      10/31/98         9.98       0.09        0.84        0.93      (0.04)           --        --
                                                      10.00       0.02      (0.04)      (0.02)          --           --        --
                                     10/31/97(1)
Class X                               10/31/01         13.09      0.15      (1.63)      (1.48)      (0.11)           --        --
                                      10/31/00        12.80       0.16        0.39        0.55      (0.13)           --    (0.13)
                                      10/31/99        10.85       0.11        1.89        2.00      (0.05)           --        --
                                      10/31/98         9.96       0.09        0.84        0.93      (0.04)           --        --
                                                      10.00       0.02      (0.06)      (0.04)          --           --        --
                                     10/31/97(1)
ASAF FEDERATED
HIGH YIELD BOND FUND:
====================
Class A                               10/31/01        $ 8.02    $ 0.75    $ (1.06)    $ (0.31)   $   (0.75)    $     --   $    --
                                      10/31/00         9.13       0.85      (1.11)      (0.26)       (0.85)          --        --
                                      10/31/99         9.38       0.80      (0.25)        0.55       (0.80)          --        --
                                      10/31/98         9.93       0.74      (0.55)        0.19       (0.74)          --        --
                                                      10.00       0.05      (0.07)      (0.02)       (0.05)          --        --
                                     10/31/97(1)
Class B                               10/31/01          8.02      0.71      (1.06)      (0.35)       (0.71)          --        --
                                      10/31/00         9.13       0.80      (1.11)      (0.31)       (0.80)          --        --
                                      10/31/99         9.39       0.75      (0.26)        0.49       (0.75)          --        --
                                      10/31/98         9.93       0.69      (0.54)        0.15       (0.69)          --        --
                                                      10.00       0.04      (0.07)      (0.03)       (0.04)          --        --
                                     10/31/97(1)
Class C                               10/31/01          8.02      0.71      (1.06)      (0.35)       (0.71)          --        --
                                      10/31/00         9.13       0.80      (1.11)      (0.31)       (0.80)          --        --
                                      10/31/99         9.38       0.75      (0.25)        0.50       (0.75)          --        --
                                      10/31/98         9.93       0.69      (0.55)        0.14       (0.69)          --        --
                                                      10.00       0.03      (0.07)      (0.04)       (0.03)          --        --
                                     10/31/97(1)
Class X                               10/31/01          8.01      0.71      (1.06)      (0.35)       (0.71)          --        --
                                      10/31/00         9.13       0.80      (1.12)      (0.32)       (0.80)          --        --
                                      10/31/99         9.39       0.75      (0.26)        0.49       (0.75)          --        --
                                      10/31/98         9.93       0.69      (0.54)        0.15       (0.69)          --        --
                                                      10.00       0.04      (0.07)      (0.03)       (0.04)          --        --
                                     10/31/97(1)

 ** Prior to September 11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the ASAF Gabelli  Small-Cap  Value Fund
 (formerly,  the ASAF T. Rowe Price Small Company  Value Fund).  GAMCO  Investors,  Inc. has served as  Sub-advisor  to the Fund since
 September 11, 2000.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                            Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(3)
                          -------------------------------------  ---------------------------------------

                   Net Asset             Net Assets at  Portfolio        Net         After   Before Expense         Ratio of Net
          Total        Value      Total  End of Period   Turnover  Operating       Expense    Reimbursement           Investment
  Distributions      End of   Return(2)     (in 000's)       Rate   Expenses  Reimbursement    And Waiver(4)    Income (Loss) to
  -------------      -------  ---------     ----------       ----   --------                   -------------
                      Period                                                          And                           Average Net
                      ------                                                          ----                          -----------
                                                                                 Waiver(4)                             Assets(3)
                                                                                 ---------                             ---------

   $  (0.38)    $  10.29         0.71%   $    36,357        72%      1.90%            1.90%          2.09%          (0.28%)
      (0.24)       10.58        21.99%        23,156        71%      1.81%            1.81%          2.21%            0.26%
      (0.03)        8.90         0.86%        10,881        35%      1.75%            1.75%          2.61%            0.17%
      (0.03)        8.85      (15.13%)         7,155         4%      1.75%            1.75%          3.51%            0.20%
          --       10.46         4.60%           383         --      1.75%            1.75%         54.47%            0.69%
      (0.38)       10.11         0.13%        69,831        72%      2.40%            2.40%          2.59%          (0.78%)
      (0.24)       10.46        21.45%        41,477        71%      2.31%            2.31%          2.71%          (0.22%)
          --        8.84         0.45%        23,890        35%      2.25%            2.25%          3.13%          (0.35%)
      (0.01)        8.80      (15.63%)        13,184         4%      2.25%            2.25%          4.03%          (0.30%)
          --       10.44         4.40%         1,155         --      2.25%            2.25%         30.14%            0.17%
      (0.38)       10.10         0.13%        32,808        72%      2.40%            2.40%          2.59%          (0.78%)
      (0.24)       10.45        21.34%        20,484        71%      2.31%            2.31%          2.71%          (0.22%)
          --        8.84         0.45%        13,164        35%      2.25%            2.25%          3.13%          (0.34%)
      (0.01)        8.80      (15.71%)         8,298         4%      2.25%            2.25%          3.97%          (0.32%)
          --       10.45         4.50%           335         --      2.25%            2.25%         33.60%            0.02%
      (0.38)       10.11         0.03%        22,817        72%      2.40%            2.40%          2.59%          (0.77%)
      (0.24)       10.47        21.57%        18,557        71%      2.31%            2.31%          2.70%          (0.22%)
          --        8.84         0.45%        13,947        35%      2.25%            2.25%          3.12%          (0.31%)
      (0.01)        8.80      (15.63%)        12,368         4%      2.25%            2.25%          4.00%          (0.32%)
          --       10.44         4.40%           640         --      2.25%            2.25%         22.43%            0.19%

    $   (0.17)   $   11.54    (10.96%)     $  37,523       122%     1.65%            1.65%           1.91%            1.71%
        (0.33)       13.14       4.87%        38,001       119%     1.64%            1.64%           1.91%            1.71%
        (0.12)       12.85      19.10%        24,443       104%     1.60%            1.60%           2.15%            1.44%
        (0.09)       10.89       9.93%         3,359        93%     1.60%            1.60%           4.32%            1.30%
            --        9.99     (0.10%)           257         2%     1.60%            1.60%          37.87%            1.56%
        (0.11)       11.50    (11.44%)        86,075       122%     2.15%            2.15%           2.41%            1.22%
        (0.26)       13.10       4.27%        93,323       119%     2.14%            2.14%           2.42%            1.21%
        (0.05)       12.81      18.46%        65,933       104%     2.10%            2.10%           2.67%            0.94%
        (0.04)       10.86       9.45%         8,272        93%     2.10%            2.10%           4.65%            0.80%
            --        9.96     (0.40%)           381         2%     2.10%            2.10%          29.90%            0.79%
        (0.11)       11.50    (11.44%)        32,294       122%     2.15%            2.15%           2.41%            1.22%
        (0.26)       13.10       4.35%        36,859       119%     2.14%            2.14%           2.42%            1.21%
        (0.05)       12.80      18.26%        20,769       104%     2.10%            2.10%           2.67%            0.92%
        (0.04)       10.87       9.33%         3,202        93%     2.10%            2.10%           4.77%            0.79%
            --        9.98     (0.20%)           215         2%     2.10%            2.10%          38.96%            0.78%
        (0.11)       11.50    (11.38%)        21,106       122%     2.15%            2.15%           2.41%            1.22%
        (0.26)       13.09       4.27%        23,269       119%     2.14%            2.14%           2.42%            1.20%
        (0.05)       12.80      18.48%        19,258       104%     2.10%            2.10%           2.67%            0.88%
        (0.04)       10.85       9.34%         7,164        93%     2.10%            2.10%           4.66%            0.79%
            --        9.96     (0.40%)           398         2%     2.10%            2.10%          26.66%            1.07%

    $   (0.75)    $   6.96     (4.10%)     $  26,426        31%     1.50%            1.50%            1.82%           9.77%
        (0.85)        8.02     (3.20%)        16,581        20%     1.50%            1.50%            1.78%           9.68%
        (0.80)        9.13       5.70%        16,079        18%     1.50%            1.50%            1.81%           8.26%
        (0.74)        9.38       1.67%         6,979        22%     1.50%            1.50%            2.90%           7.42%
        (0.05)        9.93     (0.23%)         2,154        11%     1.50%            1.50%           30.49%           4.76%
        (0.71)        6.96     (4.58%)        80,038        31%     2.00%            2.00%            2.33%           9.40%
        (0.80)        8.02     (3.68%)        73,413        20%     2.00%            2.00%            2.27%           9.14%
        (0.75)        9.13       5.05%        68,160        18%     2.00%            2.00%            2.31%           7.73%
        (0.69)        9.39       1.25%        20,495        22%     2.00%            2.00%            3.32%           6.90%
        (0.04)        9.93     (0.30%)           920        11%     2.00%            2.00%           30.22%           3.15%
        (0.71)        6.96     (4.58%)        16,599        31%     2.00%            2.00%            2.33%           9.33%
        (0.80)        8.02     (3.68%)        12,637        20%     2.00%            2.00%            2.27%           9.14%
        (0.75)        9.13       5.05%        13,205        18%     2.00%            2.00%            2.32%           7.74%
        (0.69)        9.38       1.26%         5,732        22%     2.00%            2.00%            3.41%           6.96%
        (0.03)        9.93     (0.36%)           206        11%     2.00%            2.00%           29.26%           3.55%
        (0.71)        6.95     (4.59%)        14,777        31%     2.00%            2.00%            2.34%           9.46%
        (0.80)        8.01     (3.80%)        16,953        20%     2.00%            2.00%            2.28%           9.16%
        (0.75)        9.13       5.06%        19,893        18%     2.00%            2.00%            2.32%           7.76%
        (0.69)        9.39       1.26%        12,402        22%     2.00%            2.00%            3.33%           6.96%
        (0.04)        9.93     (0.25%)           556        11%     2.00%            2.00%           30.95%           3.65%

(1)      Commenced operations on July 28, 1997.
(2)      Total return for Class X shares does not reflect the payment of bonus shares.
(3)      Annualized for periods less than one year.
(4)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                              Investment Operations                                Less Distributions
                                                     --------------------------------------------         -----------------------------------

                                                   Net Asset        Net  Net                                  In Excess
                                                       Value  Investment   Realized  Total from     From Net          of      From Net
                                       Period      Beginning     Income  &           Investment   Investment  Net              Capital
                                       Ended       of Period     (Loss)  Unrealized  Operations       Income  Investment         Gains
                                       -----       ---------     ------              ----------       ------                     -----
                                                                         Gain                                     Income
                                                                         -----                                    ------
                                                                             (Loss)
                                                                             ------
ASAF ALLIANCE
GROWTH FUND*:
===========
Class A                               10/31/01       $ 15.92  $ (0.11)    $ (4.91)    $ (5.02)    $      --    $     --   $   (1.43)
                                      10/31/00        13.64     (0.20)        2.85        2.65           --          --       (0.37)
                                      10/31/99        10.44     (0.15)        3.35        3.20           --          --           --
                                                      10.00     (0.10)        0.54        0.44           --          --           --
                                     10/31/98(1)
Class B                               10/31/01         15.74    (0.16)      (4.85)      (5.01)           --          --       (1.43)
                                      10/31/00        13.55     (0.28)        2.84        2.56           --          --       (0.37)
                                      10/31/99        10.43     (0.21)        3.33        3.12           --          --           --
                                                      10.00     (0.14)        0.57        0.43           --          --           --
                                     10/31/98(1)
Class C                               10/31/01         15.69    (0.16)      (4.83)      (4.99)           --          --       (1.43)
                                      10/31/00        13.51     (0.28)        2.83        2.55           --          --       (0.37)
                                      10/31/99        10.40     (0.21)        3.32        3.11           --          --           --
                                                      10.00     (0.14)        0.54        0.40           --          --           --
                                     10/31/98(1)
Class X                               10/31/01         15.70    (0.16)      (4.83)      (4.99)           --          --       (1.43)
                                      10/31/00        13.51     (0.28)        2.84        2.56           --          --       (0.37)
                                      10/31/99        10.41     (0.21)        3.31        3.10           --          --           --
                                                      10.00     (0.14)        0.55        0.41           --          --           --
                                     10/31/98(1)
ASAF ALLIANCE
GROWTH AND INCOME FUND**:
======================
Class A                               10/31/01       $ 13.76    $   --    $ (0.94)    $ (0.94)    $      --    $     --   $   (0.59)
                                      10/31/00        12.33       0.04        1.39        1.43           --          --            -
                                      10/31/99        10.52       0.06        1.80        1.86       (0.01)      (0.04)           --
                                                      10.00       0.05        0.50        0.55       (0.03)          --           --
                                     10/31/98(1)
Class B                               10/31/01         13.69    (0.07)      (0.93)      (1.00)           --          --       (0.59)
                                      10/31/00        12.32     (0.02)        1.39        1.37           --          --           --
                                      10/31/99        10.53     (0.01)        1.81        1.80           --      (0.01)           --
                                                      10.00       0.01        0.52        0.53           --          --           --
                                     10/31/98(1)
Class C                               10/31/01         13.67    (0.07)      (0.92)      (0.99)           --          --       (0.59)
                                      10/31/00        12.31     (0.03)        1.39        1.36           --          --           --
                                      10/31/99        10.51     (0.01)        1.82        1.81           --      (0.01)           --
                                                      10.00       0.01        0.50        0.51           --          --           --
                                     10/31/98(1)
Class X                               10/31/01         13.66    (0.06)      (0.93)      (0.99)           --          --       (0.59)
                                      10/31/00        12.30     (0.02)        1.38        1.36           --          --           --
                                      10/31/99        10.52     (0.01)        1.80        1.79           --      (0.01)           --
                                                      10.00       0.01        0.51        0.52           --          --           --
                                     10/31/98(1)
ASAF WILLIAM BLAIR
INTERNATIONAL GROWTH FUND***:
============================
Class A                               10/31/01       $ 17.27  $ (0.13)    $ (6.67)    $ (6.80)   $   (0.57)    $     --    $      --
                                      10/31/00        14.06     (0.08)        3.29        3.21           --          --           --
                                      10/31/99        10.55     (0.09)        3.60        3.51           --          --           --
                                                      10.00       0.01        0.54        0.55           --          --           --
                                     10/31/98(1)
Class B                               10/31/01         17.03    (0.17)      (6.62)      (6.79)       (0.47)          --           --
                                      10/31/00        13.94     (0.17)        3.26        3.09           --          --           --
                                      10/31/99        10.51     (0.15)        3.58        3.43           --          --           --
                                                      10.00     (0.04)        0.55        0.51           --          --           --
                                     10/31/98(1)
Class C                               10/31/01         17.06    (0.18)      (6.62)      (6.80)       (0.47)          --           --
                                      10/31/00        13.96     (0.17)        3.27        3.10           --          --           --
                                      10/31/99        10.52     (0.15)        3.59        3.44           --          --           --
                                                      10.00     (0.04)        0.56        0.52           --          --           --
                                     10/31/98(1)
Class X                               10/31/01         17.03    (0.15)      (6.64)      (6.79)       (0.47)          --           --
                                      10/31/00        13.93     (0.18)        3.28        3.10           --          --           --
                                      10/31/99        10.50     (0.14)        3.57        3.43           --          --           --
                                                      10.00     (0.04)        0.54        0.50           --          --           --
                                     10/31/98(1)

* From  December  31,  1998 to April 30,  2000,  OppenheimerFunds,  Inc.  served  as  Sub-advisor  to the ASAF  Alliance  Growth  Fund
(formerly,  the ASAF  Oppenheimer  Large-Cap  Growth  Fund).  Prior to December  31,  1998,  Robertson  Stephens & Company  Investment
Management,  L.P.  served as Sub-advisor to the Fund.  Alliance  Capital  Management  L.P. has served as Sub-advisor to the Fund since
May 1, 2000.
** Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the ASAF Alliance  Growth and Income Fund  (formerly,  the ASAF
Lord Abbett Growth and Income Fund).  Alliance Capital Management L.P. has served as Sub-advisor to the Fund since May 1, 2000.
*** Prior to November 11, 2002,  Janus Capital  Management  LLC served as Sub-advisor  to the ASAF William Blair  International  Growth
Fund  (formerly,  the ASAF Janus  Overseas  Growth Fund).  William Blair & Company,  L.L.C has served as  Sub-advisor to the Fund since
November 11, 2002.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(3)
                          -------------------------------------  -----------------------------------------

                 Net Asset
                     Value                Net Assets   Portfolio          Net   After Expense         Before          Ratio of Net
          Total  End of          Total            at    Turnover    Operating   Reimbursement        Expense            Investment
  Distributions     Period   Return(2)        End of        Rate     Expenses   And Waiver(4)  Reimbursement      Income (Loss) to
  -------------     ------   ---------                      ----     --------   -------------
                                              Period                                            And Waiver(4)         Average Net
                                                                                                -------------         -----------
                                          (in 000's)                                                                     Assets(3)
                                          ----------                                                                     ---------

    $   (1.43)   $   9.47    (33.79%)   $   30,153         103%       1.80%           1.80%         2.06%           (0.93%)
        (0.37)      15.92      19.38%       33,339         122%       1.78%           1.85%         1.98%           (1.18%)
            --      13.64      30.65%        9,271         320%       1.80%           1.80%         2.41%           (1.15%)
            --      10.44       4.40%        2,690         207%       1.80%           1.80%         4.29%           (1.12%)
        (1.43)       9.30    (34.02%)       55,216         103%       2.30%           2.30%         2.55%           (1.43%)
        (0.37)      15.74      18.84%       82,198         122%       2.28%           2.34%         2.47%           (1.67%)
            --      13.55      29.91%       29,219         320%       2.30%           2.30%         2.91%           (1.66%)
            --      10.43       4.30%        7,468         207%       2.30%           2.30%         4.77%           (1.62%)
        (1.43)       9.27    (34.00%)       21,705         103%       2.30%           2.30%         2.55%           (1.43%)
        (0.37)      15.69      18.82%       25,565         122%       2.28%           2.34%         2.47%           (1.67%)
            --      13.51      29.90%        7,371         320%       2.30%           2.30%         2.92%           (1.68%)
            --      10.40       4.00%        2,634         207%       2.30%           2.30%         4.67%           (1.62%)
        (1.43)       9.28    (33.98%)       15,003         103%       2.30%           2.30%         2.54%           (1.43%)
        (0.37)      15.70      18.89%       24,186         122%       2.28%           2.34%         2.45%           (1.65%)
            --      13.51      29.78%       13,212         320%       2.30%           2.30%         2.93%           (1.68%)
            --      10.41       4.10%         6,879        207%       2.30%           2.30%         4.77%           (1.62%)

    $   (0.59)   $  12.23     (7.16%)   $    66,446        128%       1.65%           1.65%         1.94%           (0.01%)
            --      13.76      11.60%        49,218        135%       1.62%           1.73%         2.09%             0.31%
        (0.05)      12.33      17.72%        28,123         47%       1.60%           1.63%         2.21%             0.39%
        (0.03)      10.52       5.48%         5,572         42%       1.60%           1.60%         3.57%             0.62%
        (0.59)      12.10     (7.65%)       152,314        128%       2.15%           2.15%         2.44%           (0.51%)
            --      13.69      11.12%       110,793        135%       2.12%           2.23%         2.59%           (0.19%)
        (0.01)      12.32      17.05%        66,009         47%       2.10%           2.13%         2.71%           (0.13%)
            --      10.53       5.32%        10,710         42%       2.10%           2.10%         4.06%             0.14%
        (0.59)      12.09     (7.59%)        64,103        128%       2.15%           2.15%         2.44%           (0.51%)
            --      13.67      11.05%        47,592        135%       2.12%           2.23%         2.59%           (0.20%)
        (0.01)      12.31      17.18%        23,210         47%       2.10%           2.13%         2.72%           (0.12%)
            --      10.51       5.12%         5,019         42%       2.10%           2.10%         4.01%             0.15%
        (0.59)      12.08     (7.60%)        36,297        128%       2.15%           2.15%         2.44%           (0.51%)
            --      13.66      11.06%        33,141        135%       2.12%           2.23%         2.60%           (0.18%)
        (0.01)      12.30      16.97%        24,369         47%       2.10%           2.13%         2.72%           (0.08%)
            --      10.52       5.22%        11,350         42%       2.10%           2.10%         3.98%             0.17%

    $   (0.57)   $   9.90    (40.46%)   $    57,798         69%       2.06%           2.06%         2.16%           (0.64%)
            --      17.27      22.92%       146,865         72%       1.91%           1.93%         2.03%           (0.39%)
            --      14.06      33.18%        61,082         71%       2.10%           2.12%         2.47%           (0.70%)
            --      10.55       5.50%         8,812        101%       2.10%           2.10%         4.12%             0.06%
        (0.47)       9.77    (40.78%)       106,979         69%       2.56%           2.56%         2.66%           (1.13%)
            --      17.03      22.25%       234,154         72%       2.41%           2.43%         2.53%           (0.87%)
            --      13.94      32.54%       105,965         71%       2.60%           2.62%         2.97%           (1.22%)
            --      10.51       5.10%        15,339        101%       2.60%           2.60%         4.58%           (0.44%)
        (0.47)       9.79    (40.76%)        56,063         69%       2.56%           2.56%         2.66%           (1.13%)
            --      17.06      22.29%       132,594         72%       2.41%           2.43%         2.53%           (0.86%)
            --      13.96      32.60%        54,101         71%       2.60%           2.62%         2.97%           (1.21%)
            --      10.52       5.20%         9,580        101%       2.60%           2.60%         4.58%           (0.45%)
        (0.47)       9.77    (40.79%)        27,923         69%       2.56%           2.56%         2.66%           (1.13%)
            --      17.03      22.34%        54,487         72%       2.41%           2.42%         2.53%           (0.90%)
            --      13.93      32.57%        34,002         71%       2.60%           2.62%         2.98%           (1.19%)
            --      10.50       5.00%        11,226        101%       2.60%           2.60%         4.60%           (0.41%)

(1)      Commenced operations on December 31, 1997.
(2)      Total return for Class X shares does not reflect the payment of bonus shares.
(3)      Annualized for periods less than one year.
(4)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                          Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                    Net Asset        Net          Net                         In Excess
                                                        Value  Investment    Realized  Total from  From Net           of       From Net
                                     Period         Beginning     Income            &  Investment  Investment Net              Realized
                                      Ended         of Period     (Loss)   Unrealized  Operations     Income  Investment          Gains
                                      -----         ---------     ------               ----------     ------                      -----
                                                                          Gain (Loss)                             Income
                                                                          ----------                              ------
ASAF MARSICO
CAPITAL GROWTH FUND:
===================-
Class A                              10/31/01         $ 15.96  $ (0.10)     $ (4.70)      (4.80)    $    --    $     --      $      --
                                     10/31/00          14.58     (0.10)         1.48        1.38         --          --             --
                                     10/31/99          10.13     (0.09)         4.55        4.46         --      (0.01)             --
                                                       10.00       0.01         0.12        0.13         --          --             --
                                   10/31/98(1)
Class B                              10/31/01           15.80    (0.17)       (4.64)      (4.81)         --          --             --
                                     10/31/00          14.51     (0.19)         1.48        1.29         --          --             --
                                     10/31/99          10.12     (0.16)         4.55        4.39         --          --             --
                                                       10.00         --         0.12        0.12         --          --             --
                                   10/31/98(1)
Class C                              10/31/01           15.78    (0.17)       (4.63)      (4.80)         --          --             --
                                     10/31/00          14.49     (0.18)         1.47        1.29         --          --             --
                                     10/31/99          10.11     (0.16)         4.54        4.38         --          --             --
                                                       10.00         --         0.11        0.11         --          --             --
                                   10/31/98(1)
Class X                              10/31/01           15.77    (0.17)       (4.63)      (4.80)         --          --             --
                                     10/31/00          14.48     (0.19)         1.48        1.29         --          --             --
                                     10/31/99          10.11     (0.15)         4.52        4.37         --          --             --
                                                       10.00         --         0.11        0.11         --          --             --
                                   10/31/98(1)
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
===================
Class A                              10/31/01         $ 24.04   $ 0.23)    $ (10.29)   $ (10.52)    $    --    $     --      $      --
                                     10/31/00          16.22     (0.28)         8.10        7.82         --          --             --
                                     10/31/99          11.81     (0.17)         4.73        4.56         --          --         (0.15)
                                                       10.00     (0.01)         1.82        1.81         --          --             --
                                   10/31/98(1)
Class B                              10/31/01           23.78    (0.31)      (10.17)     (10.48)         --          --             --
                                     10/31/00          16.12     (0.40)         8.06        7.66         --          --             --
                                     10/31/99          11.79     (0.25)         4.73        4.48         --          --         (0.15)
                                                       10.00     (0.01)         1.80        1.79         --          --             --
                                   10/31/98(1)
Class C                              10/31/01           23.79    (0.31)      (10.18)     (10.49)         --          --             --
                                     10/31/00          16.12     (0.40)         8.07        7.67         --          --             --
                                     10/31/99          11.79     (0.24)         4.72        4.48         --          --         (0.15)
                                                       10.00     (0.01)         1.80        1.79         --          --             --
                                   10/31/98(1)
Class X                              10/31/01           23.77    (0.31)      (10.17)     (10.48)         --          --             --
                                     10/31/00          16.12     (0.40)         8.05        7.65         --          --             --
                                     10/31/99          11.79     (0.25)         4.73        4.48         --          --         (0.15)
                                                       10.00     (0.01)         1.80        1.79         --          --             --
                                   10/31/98(1)
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
==================
Class A                              10/31/01         $ 14.65  $ (0.03)     $ (1.19)    $ (1.22)    $    --    $     --              $
                                                                                                                                (0.08)
                                     10/31/00          11.42     (0.05)         3.50        3.45         --          --         (0.22)
                                     10/31/99          10.23       0.03         1.19        1.22         --      (0.03)             --
                                                       10.00       0.02         0.21        0.23         --          --             --
                                   10/31/98(1)
Class B                              10/31/01           14.53    (0.11)       (1.17)      (1.28)         --          --         (0.08)
                                     10/31/00          11.38     (0.11)         3.48        3.37         --          --         (0.22)
                                     10/31/99          10.22     (0.05)         1.22        1.17         --      (0.01)             --
                                                       10.00       0.01         0.21        0.22         --          --             --
                                   10/31/98(1)
Class C                              10/31/01           14.53    (0.11)       (1.17)      (1.28)         --          --         (0.08)
                                     10/31/00          11.38     (0.11)         3.48        3.37         --          --         (0.22)
                                     10/31/99          10.22     (0.05)         1.22        1.17         --      (0.01)             --
                                                       10.00         --         0.22        0.22         --          --             --
                                   10/31/98(1)
Class X                              10/31/01           14.50    (0.11)       (1.17)      (1.28)         --          --         (0.08)
                                     10/31/00          11.36     (0.11)         3.47        3.36         --          --         (0.22)
                                     10/31/99          10.22     (0.05)         1.20        1.15         --      (0.01)             --
                                                       10.00       0.01         0.21        0.22         --          --             --
                                   10/31/98(1)

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(3)
                          -------------------------------------  -----------------------------------------
                                                                                                                      Ratio of Net
                                                                                                                        Investment
                    Net Asset                 Net Assets    Portfolio         Net  After Expense         Before   Income (Loss) to
         Total          Value        Total            at     Turnover   Operating  Reimbursement        Expense        Average Net
 Distributions  End of Period    Return(2)        End of         Rate    Expenses  And Waiver(4)  Reimbursement          Assets(3)
 -------------  -------------    ---------                       ----    --------  -------------                         ---------
                                                  Period                                          And Waiver(4)
                                                                                                  -------------
                                              (in 000's)
                                              ---------

     $     --   $    11.16      (30.03%)   $   149,093          133%      1.80%          1.80%         1.94%            (0.76%)
           --        15.96         9.47%       232,611          108%      1.78%          1.78%         1.87%            (0.61%)
       (0.01)        14.58        44.18%       103,196          105%      1.75%          1.76%         2.03%            (0.69%)
           --        10.13         1.20%         7,037           67%      1.75%          1.75%         2.84%              0.72%
           --        10.99      (30.44%)       331,904          133%      2.30%          2.30%         2.44%            (1.26%)
           --        15.80         8.89%       534,179          108%      2.27%          2.28%         2.36%            (1.11%)
           --        14.51        43.52%       285,342          105%      2.25%          2.26%         2.53%            (1.20%)
           --        10.12         1.10%        17,994           67%      2.25%          2.25%         3.29%              0.25%
           --        10.98      (30.37%)       156,021          133%      2.30%          2.30%         2.44%            (1.26%)
           --        15.78         8.90%       249,913          108%      2.26%          2.28%         2.36%            (1.11%)
           --        14.49        43.32%       125,796          105%      2.25%          2.26%         2.53%            (1.19%)
           --        10.11         1.10%        11,012           67%      2.25%          2.25%         3.44%              0.24%
           --        10.97      (30.39%)        51,745          133%      2.30%          2.30%         2.44%            (1.26%)
           --        15.77         8.83%        79,187          108%      2.27%          2.28%         2.36%            (1.11%)
           --        14.48        43.47%        49,980          105%      2.25%          2.26%         2.53%            (1.18%)
           --        10.11         1.10%         5,746           67%      2.25%          2.25%         3.22%              0.20%

     $     --   $    13.52      (43.76%)   $    55,743          122%      1.85%          1.85%         2.00%            (1.33%)
           --        24.04        48.21%       105,924          109%      1.80%          1.82%         1.91%            (1.18%)
       (0.15)        16.22        38.83%        10,908          106%      1.75%          1.77%         2.65%            (1.17%)
           --        11.81        18.00%           587          122%      1.75%          1.75%         5.66%            (0.52%)
           --        13.30      (44.07%)       111,598          122%      2.35%          2.35%         2.51%            (1.83%)
           --        23.78        47.52%       195,520          109%      2.30%          2.31%         2.40%            (1.67%)
       (0.15)        16.12        38.21%        22,399          106%      2.25%          2.27%         3.14%            (1.68%)
           --        11.79        17.80%           991          122%      2.25%          2.25%        15.98%            (0.78%)
           --        13.30      (44.09%)        44,495          122%      2.35%          2.35%         2.51%            (1.83%)
           --        23.79        47.58%        75,916          109%      2.30%          2.31%         2.40%            (1.67%)
       (0.15)        16.12        38.09%         9,674          106%      2.25%          2.27%         3.17%            (1.68%)
           --        11.79        17.90%           903          122%      2.25%          2.25%        20.25%            (0.72%)
           --        13.29      (44.09%)        18,955          122%      2.35%          2.35%         2.51%            (1.83%)
           --        23.77        47.46%        32,363          109%      2.30%          2.31%         2.40%            (1.67%)
       (0.15)        16.12        38.09%         6,428          106%      2.25%          2.27%         3.19%            (1.69%)
           --        11.79        17.90%           509          122%      2.25%          2.25%        10.43%            (0.67%)

   $   (0.08)   $    13.35       (8.39%)   $    43,595          219%      1.85%          1.85%         1.91%            (0.24%)
       (0.22)        14.65        30.46%        27,571          196%      1.79%          1.87%         2.11%            (0.37%)
       (0.03)        11.42        12.06%         8,561          126%      1.75%          1.85%         2.76%              0.06%
           --        10.23         2.30%           717            3%      1.75%          1.75%         9.44%              0.87%
       (0.08)        13.17       (8.87%)        96,608          219%      2.35%          2.35%         2.41%            (0.73%)
       (0.22)        14.53        29.86%        57,561          196%      2.29%          2.37%         2.62%            (0.85%)
       (0.01)        11.38        11.57%        21,560          126%      2.25%          2.35%         3.29%            (0.44%)
           --        10.22         2.20%         1,886            3%      2.25%          2.25%         9.10%              0.47%
       (0.08)        13.17       (8.87%)        34,719          219%      2.35%          2.35%         2.41%            (0.73%)
       (0.22)        14.53        29.86%        22,114          196%      2.29%          2.36%         2.62%            (0.85%)
       (0.01)        11.38        11.57%         7,731          126%      2.25%          2.35%         3.32%            (0.45%)
           --        10.22         2.20%           997            3%      2.25%          2.25%        13.91%              0.26%
       (0.08)        13.14       (8.89%)        15,781          219%      2.35%          2.35%         2.41%            (0.73%)
       (0.22)        14.50        29.83%        10,565          196%      2.29%          2.36%         2.62%            (0.84%)
       (0.01)        11.36        11.38%         4,608          126%      2.25%          2.35%         3.35%            (0.46%)
           --        10.22         2.20%           295            3%      2.25%          2.25%        12.90%              0.34%

(1)      Commenced operations on August 19, 1998.
(2)      Total return for Class X shares does not reflect the payment of bonus shares.
(3)      Annualized for periods less than one year.
(4)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                   Net Asset        Net  Net                                 In Excess of
                                                       Value  Investment   Realized  Total from  From Net             Net          From
                                       Period      Beginning     Income  &           Investment  Investment    Investment       Capital
                                       Ended       Of Period     (Loss)  Unrealized  Operations      Income        Income         Gains
                                       -----       ---------     ------              ----------      ------        ------         -----
                                                                         Gain
                                                                         ----
                                                                             (Loss)
                                                                             ------
ASAF STRONG INTERNATIONAL
EQUITY FUND*
============
Class A                               10/31/01        $ 8.81  $ (0.02)    $ (2.69)    $ (2.71)     $     --     $     --    $     --
                                                      10.00       0.03      (1.22)      (1.19)           --           --          --
                                     10/31/00(1)
Class B                               10/31/01          8.78    (0.07)      (2.67)      (2.74)           --           --          --
                                                      10.00     (0.02)      (1.20)      (1.22)           --           --          --
                                     10/31/00(1)
Class C                               10/31/01          8.77    (0.06)      (2.69)      (2.75)           --           --          --
                                                      10.00     (0.01)      (1.22)      (1.23)           --           --          --
                                     10/31/00(1)
Class X                               10/31/01          8.79    (0.07)      (2.68)      (2.75)           --           --          --
                                                      10.00     (0.02)      (1.19)      (1.21)           --           --          --
                                     10/31/00(1)
ASAF SANFORD BERNSTEIN
MANAGED INDEX 500 FUND**:
======================
Class A                               10/31/01       $ 10.24    $ 0.02    $ (2.10)    $ (2.08)            $     $     --     $(0.01)
                                                                                                   --    †
                                                      10.00       0.03        0.21        0.24           --           --          --
                                     10/31/00(1)
Class B                               10/31/01         10.20    (0.02)      (2.09)      (2.11)           --           --      (0.01)
                                                      10.00     (0.03)        0.23        0.20           --           --          --
                                     10/31/00(1)
Class C                               10/31/01         10.20    (0.02)      (2.09)      (2.11)           --           --      (0.01)
                                                      10.00     (0.03)        0.23        0.20           --           --          --
                                     10/31/00(1)
Class X                               10/31/01         10.20    (0.02)      (2.11)      (2.13)           --           --      (0.01)
                                                      10.00     (0.03)        0.23        0.20           --           --          --
                                     10/31/00(1)
ASAF MFS GROWTH
WITH INCOME FUND:
================
Class A                               10/31/01       $ 10.73  $ (0.03)    $ (2.51)    $ (2.54)     $     --     $     --    $     --
                                                      10.00     (0.03)        0.76        0.73           --           --          --
                                     10/31/00(1)
Class B                               10/31/01         10.68    (0.07)      (2.49)      (2.56)           --           --          --
                                                      10.00     (0.07)        0.75        0.68           --           --          --
                                     10/31/00(1)
Class C                               10/31/01         10.67    (0.07)      (2.49)      (2.56)           --           --          --
                                                      10.00     (0.08)        0.75        0.67           --           --          --
                                     10/31/00(1)
Class X                               10/31/01         10.69    (0.07)      (2.50)      (2.57)           --           --          --
                                                      10.00     (0.08)        0.77        0.69           --           --          --
                                     10/31/00(1)
ASAF DeAM
SMALL-CAP GROWTH FUND***:
=====================
Class A                               10/31/01        $ 8.08  $ (0.07)    $ (3.42)    $ (3.49)     $     --     $     --    $     --
                                                      10.00     (0.06)      (1.86)      (1.92)           --           --          --
                                     10/31/00(2)
Class B                               10/31/01          8.04    (0.10)      (3.40)      (3.50)           --           --          --
                                                      10.00     (0.10)      (1.86)      (1.96)           --           --          --
                                     10/31/00(2)
Class C                               10/31/01          8.04    (0.10)      (3.39)      (3.49)           --           --          --
                                                      10.00     (0.10)      (1.86)      (1.96)           --           --          --
                                     10/31/00(2)
Class X                               10/31/01          8.05    (0.10)      (3.40)      (3.50)           --           --          --
                                                      10.00     (0.10)      (1.85)      (1.95)           --           --          --
                                     10/31/00(2)
ASAF ALGER
ALL-CAP GROWTH FUND:
===================-
Class A                               10/31/01        $ 9.45   $(0.03)    $ (2.94)    $ (2.97)   $   (0.02)     $     --    $     --
                                                      10.00         --      (0.55)      (0.55)           --           --          --
                                     10/31/00(3)
Class B                               10/31/01          9.44    (0.06)      (2.94)      (3.00)     --†           --          --
                                                      10.00     (0.01)      (0.55)      (0.56)           --           --          --
                                     10/31/00(3)
Class C                               10/31/01          9.45    (0.08)      (2.92)      (3.00)     --†           --          --
                                                      10.00     (0.01)      (0.54)      (0.55)           --           --          --
                                     10/31/00(3)
Class X                               10/31/01          9.44    (0.06)      (2.94)      (3.00)     --†           --          --
                                                      10.00     (0.01)      (0.55)      (0.56)           --           --          --
                                     10/31/00(3)

* Prior to December  10, 2001 A I M Capital  Management,  Inc.  served as  Sub-advisor  to the ASAF Strong  International  Equity Fund
(formerly the ASAF AIM  International  Equity Fund).  Strong  Capital  Management,  Inc. has served as  Sub-advisor  to the Fund since
December 10, 2001.
** Prior to May 1,  2000,  Bankers  Trust  Company  served  as  Sub-advisor  to the ASAF  Sanford  Bernstein  Managed  Index  500 Fund
(formerly,  the ASAF Bankers Trust Managed Index 500 Fund).  Sanford C.  Bernstein & Co. has served as  Sub-advisor  to the Fund since
May 1, 2000.
*** Prior to December 10, 2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  to the ASAF DeAM  Small-Cap  Growth Fund
(formerly,  the ASAF Scudder  Small-Cap  Growth Fund).  Deutsche Asset  Management  Inc. has served as Sub-advisor  since December 10,
2001.
†Amount represents less than a penny per share.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(5)
                          -------------------------------------  -----------------------------------------
                                                                                                                     Ratio of Net
                                                                                                                       Investment
                     Net Asset                   Net Assets  Portfolio        Net  After Expense  Before Expense    Income (Loss)
           Total         Value          Total            at   Turnover  Operating  Reimbursement   Reimbursement               to
   Distributions       End of       Return(4)        End of       Rate   Expenses  And Waiver(6)   And Waiver(6)      Average Net
   -------------       -------      ---------                     ----   --------  -------------   -------------
                        Period                       Period                                                             Assets(5)
                        ------                                                                                          ---------
                                                 (in 000's)
                                                 ---------

      $      --    $    6.10        (30.76%)    $   13,896        97%      2.10%          2.10%           2.63%         (0.25%)
             --         8.81        (11.90%)        12,696        74%      2.10%          2.20%           3.01%           0.32%
             --         6.04        (31.29%)        18,565        97%      2.60%          2.60%           3.14%         (0.97%)
             --         8.78        (12.20%)        17,900        74%      2.60%          2.70%           3.55%         (0.22%)
             --         6.02        (31.36%)        11,399        97%      2.60%          2.60%           3.12%         (0.89%)
             --         8.77        (12.30%)        12,120        74%      2.60%          2.70%           3.53%         (0.13%)
             --         6.04        (31.29%)         4,462        97%      2.60%          2.60%           3.15%         (0.97%)
             --         8.79        (12.10%)         3,866        74%      2.60%          2.70%           3.75%         (0.23%)

    $    (0.01)     $   8.15        (20.36%)   $  24,163          30%      1.50%          1.50%           1.86%           0.24%
             --        10.24           2.40%      19,437         107%      1.50%          1.54%           2.00%           0.30%
         (0.01)         8.08        (20.74%)      53,206          30%      2.00%          2.00%           2.36%         (0.27%)
             --        10.20           2.00%      34,025         107%      2.00%          2.04%           2.53%         (0.25%)
         (0.01)         8.08        (20.74%)      30,585          30%      2.00%          2.00%           2.35%         (0.26%)
             --        10.20           2.00%      25,239         107%      2.00%          2.04%           2.56%         (0.25%)
         (0.01)         8.06        (20.94%)       5,918          30%      2.00%          2.00%           2.36%         (0.26%)
             --        10.20           2.00%       4,959         107%      2.00%          2.04%           2.50%         (0.25%)

       $     --     $   8.19        (23.67%)   $  11,312          64%      1.80%          1.80%           2.43%         (0.27%)
             --        10.73           7.30%       7,301          65%      1.80%          1.80%           2.54%         (0.29%)
             --         8.12        (23.97%)      20,584          64%      2.30%          2.30%           2.91%         (0.77%)
             --        10.68           6.80%      16,156          65%      2.30%          2.30%           3.17%         (0.72%)
             --         8.11        (23.99%)       9,084          64%      2.30%          2.30%           2.93%         (0.77%)
             --        10.67           6.70%       6,681          65%      2.30%          2.30%           3.06%         (0.76%)
             --         8.12        (24.04%)       4,153          64%      2.30%          2.30%           2.91%         (0.77%)
             --        10.69           6.90%       3,487          65%      2.30%          2.30%           3.06%         (0.76%)

       $     --    $    4.59        (43.19%)   $  17,736         110%      1.80%          1.80%           2.65%         (1.24%)
             --         8.08        (19.20%)      17,172          61%      1.80%          1.80%           2.43%         (0.72%)
             --         4.54        (43.53%)      22,969         110%      2.30%          2.30%           3.13%         (1.75%)
             --         8.04        (19.60%)      27,872          61%      2.30%          2.30%           2.94%         (1.25%)
             --         4.55        (43.41%)      10,968         110%      2.30%          2.30%           3.13%         (1.76%)
             --         8.04        (19.60%)      14,676          61%      2.30%          2.30%           2.94%         (1.24%)
             --         4.55        (43.48%)       3,875         110%      2.30%          2.30%           3.13%         (1.76%)
             --         8.05        (19.50%)       4,499          61%      2.30%          2.30%           2.93%         (1.23%)

     $   (0.02)    $    6.46        (31.22%)    $  7,783          70%      1.85%          1.85%           2.57%         (0.59%)
             --         9.45         (5.50%)       3,790          15%      1.85%          1.85%           3.08%         (0.09%)
             --         6.44        (31.47%)      11,995          70%      2.35%          2.35%           3.10%         (1.13%)
             --         9.44         (5.60%)       4,232          15%      2.35%          2.35%           3.49%         (0.52%)
             --         6.45        (31.44%)       1,148          70%      2.35%          2.35%           3.10%         (1.13%)
             --         9.45         (5.50%)       4,734          15%      2.35%          2.35%           3.49%         (0.50%)
             --         6.44        (31.47%)       1,614          70%      2.35%          2.35%           3.13%         (1.16%)
             --         9.44         (5.60%)         389          15%      2.35%          2.35%           3.42%         (0.50%)

(1)      Commenced operations on November 1, 1999.
(2)      Commenced operations on March 1, 2000.
(3)      Commenced operations on September 11, 2000.
(4)      Total return for Class X shares does not reflect the payment of bonus shares.
(5)      Annualized for periods less than one year.
(6)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                 Net Asset    Net        Net                                In Excess of
                                                 Value        Investment Realized    Total from  From Net   Net            From
                                     Period      Beginning    Income     &           Investment  Investment  Investment    Capital
                                     Ended       of Period    (Loss)     Unrealized  Operations  Income     Income         Gains
                                     -----       ---------    ------                 ----------  ------     ------         -----
                                                                         Gain
                                                                         ----
                                                                         (Loss)
ASAF GABELLI
ALL-CAP VALUE FUND:
==================-
Class A                               10/31/01       $ 10.26    $ 0.03    $ (1.08)    $ (1.05)     $ (0.03)     $     --     $     --
                                                      10.00       0.01        0.25        0.26           --           --           --
                                     10/31/00(1)
Class B                               10/31/01         10.26    (0.04)      (1.07)      (1.11)       (0.01)           --           --
                                                      10.00       0.01        0.25        0.26           --           --           --
                                     10/31/00(1)
Class C                               10/31/01         10.25    (0.03)      (1.07)      (1.10)       (0.01)           --           --
                                                      10.00       0.01        0.24        0.25           --           --           --
                                     10/31/00(1)
Class X                               10/31/01         10.25    (0.03)      (1.08)      (1.11)       (0.01)           --           --
                                                      10.00       0.01        0.24        0.25           --           --           --
                                     10/31/00(1)
ASAF INVESCO
TECHNOLOGY FUND:
===============-
Class A                               10/31/01        $ 9.27  $ (0.05)    $ (6.03)    $ (6.08)     $ (0.01)     $     --            $
                                                                                                                             --†
                                                      10.00         --      (0.73)      (0.73)           --           --           --
                                     10/31/00(1)
Class B                               10/31/01          9.25    (0.08)      (6.04)      (6.12)           --           --            $
                                                                                                                             --†
                                                      10.00         --      (0.75)      (0.75)           --           --           --
                                     10/31/00(1)
Class C                               10/31/01          9.26    (0.08)      (6.04)      (6.12)           --           --            $
                                                                                                                             --†
                                                      10.00         --      (0.74)      (0.74)           --           --           --
                                     10/31/00(1)
Class X                               10/31/01          9.25    (0.08)      (6.03)      (6.11)           --           --            $
                                                                                                                             --†
                                                      10.00         --      (0.75)      (0.75)           --           --           --
                                     10/31/00(1)
ASAF GOLDMAN SACHS
MID-CAP GROWTH FUND*:
====================-
Class A                               10/31/01       $ 10.01  $ (0.06)    $ (5.90)    $ (5.96)     $ (0.01)     $     --     $     --
                                                      10.00       0.02      (0.01)        0.01           --           --           --
                                     10/31/00(1)
Class B                               10/31/01         10.00    (0.09)      (5.88)      (5.97)     --†           --           --
                                                      10.00       0.01      (0.01)          --           --           --           --
                                     10/31/00(1)
Class C                               10/31/01         10.01    (0.09)      (5.89)      (5.98)     --†           --           --
                                                      10.00       0.01          --        0.01           --           --           --
                                     10/31/00(1)
Class X                               10/31/01         10.00    (0.09)      (5.89)      (5.98)     --†           --           --
                                                      10.00       0.01      (0.01)          --           --           --           --
                                     10/31/00(1)
ASAF PROFUND
MANAGED OTC FUND**:
================
Class A                               10/31/01       $ 8.22  $ (0.05)    $ (5.64)    $ (5.69)     $     --     $     --     $     --
                                                     10.00     (0.01)      (1.77)      (1.78)           --           --           --
                                     10/31/00(1)
Class B                               10/31/01         8.22    (0.07)      (5.63)      (5.70)           --           --           --
                                                     10.00     (0.02)      (1.76)      (1.78)           --           --           --
                                     10/31/00(1)
Class C                               10/31/01         8.21    (0.07)      (5.63)      (5.70)           --           --           --
                                                     10.00     (0.02)      (1.77)      (1.79)           --           --           --
                                     10/31/00(1)
Class X                               10/31/01         8.21    (0.07)      (5.62)      (5.69)           --           --           --
                                                     10.00     (0.02)      (1.77)      (1.79)           --           --           --
                                     10/31/00(1)
ASAF ALLIANCE/BERNSTEIN
GROWTH + VALUE FUND:
===================-
Class A                                              $ 10.00  $ (0.01)   $  (0.40)    $ (0.41)     $     --     $     --     $     --
                                     10/31/01(2)
Class B                                                10.00    (0.04)      (0.41)      (0.45)           --           --           --
                                     10/31/01(2)
Class C                                                10.00    (0.04)      (0.40)      (0.44)           --           --           --
                                     10/31/01(2)
Class X                                                10.00    (0.04)      (0.40)      (0.44)           --           --           --
                                     10/31/01(2)
ASAF INVESCO
HEALTH SCIENCES FUND:
====================-
Class A                                              $ 10.00  $ (0.08)      $ 1.43      $ 1.35     $     --     $     --     $     --
                                     10/31/01(2)
Class B                                                10.00    (0.11)        1.42        1.31           --           --           --
                                     10/31/01(2)
Class C                                                10.00    (0.12)        1.45        1.33           --           --           --
                                     10/31/01(2)
Class X                                                10.00    (0.11)        1.44        1.33           --           --           --
                                     10/31/01(2)

* Prior to November 11, 2002,  Janus Capital  Management  LLC served as  Sub-advisor  to the ASAF Goldman  Sachs  Mid-Cap  Growth Fund
(formerly,  the ASAF Janus Mid-Cap Growth Fund).  Goldman Sachs Asset  Management has served as Sub-advisor to the Fund since November
11, 2002.
** Prior to March 1, 2001,  Rydex Global  Advisors  served as Sub-advisor  to the ASAF ProFund  Managed OTC Fund  (formerly,  the ASAF
Rydex Managed OTC Fund). ProFund Advisors LLC has served as Sub-advisor to the Fund since March 1, 2001.
†Amount represents less than a penny a share.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                      Ratio of Net
                                                                                                                        Investment
                    Net Asset                 Net Assets   Portfolio         Net  After Expense  Before Expense   Income (Loss) to
            Total  Value End          Total           at    Turnover   Operating  Reimbursement   Reimbursement        Average Net
                         ----
    Distributions   of Period     Return(3)       End of        Rate    Expenses  And Waiver(5)   And Waiver(5)          Assets(4)
    -------------   ---------     ---------                     ----    --------  -------------   -------------          --------
                                                  Period
                                              (in 000's)
                                              ----------

       $ (0.03)   $   9.18      (10.25%)   $   16,579         84%       1.85%           1.85%          2.32%               0.08%
             --      10.26         2.60%        1,522          7%       1.85%           1.85%          4.99%               1.05%
         (0.01)       9.41      (10.78%)       29,676         84%       2.35%           2.35%          2.81%             (0.43%)
             --      10.26         2.60%        2,893          7%       2.35%           2.35%          4.98%               0.57%
         (0.01)       9.14      (10.69%)       19,876         84%       2.35%           2.35%          2.81%             (0.43%)
             --      10.25         2.50%        3,127          7%       2.35%           2.35%          5.21%               0.58%
         (0.01)       9.13      (10.79%)        4,498         84%       2.35%           2.35%          2.81%             (0.43%)
             --      10.25         2.50%          217          7%       2.35%           2.35%          4.80%               0.46%

       $ (0.01)     $ 3.18      (65.64%)    $   7,989         74%       1.90%           1.90%          2.90%             (1.21%)
             --       9.27       (7.30%)        4,910          4%       1.90%           1.90%          2.65%               0.19%
             --       3.13      (66.16%)       10,259         74%       2.40%           2.40%          3.30%             (1.67%)
             --       9.25       (7.50%)       11,811          4%       2.40%           2.40%          3.02%             (0.36%)
             --       3.14      (66.09%)        6,939         74%       2.40%           2.40%          3.31%             (1.68%)
             --       9.26       (7.40%)        7,384          4%       2.40%           2.40%          3.05%             (0.30%)
             --       3.14      (66.05%)        1,830         74%       2.40%           2.40%          3.44%             (1.71%)
             --       9.25       (7.50%)        1,003          4%       2.40%           2.40%          3.16%             (0.33%)

       $ (0.01)     $ 4.04      (59.56%)    $   6,012        188%       1.90%           1.90%          2.95%             (1.13%)
             --      10.01         0.10%        3,069          3%       1.90%           1.90%          2.96%               1.19%
             --       4.03      (59.68%)        9,098        188%       2.40%           2.40%          3.37%             (1.60%)
             --      10.00         0.00%        8,853          3%       2.40%           2.40%          3.32%               0.45%
             --       4.03      (59.72%)        4,687        188%       2.40%           2.40%          3.40%             (1.61%)
             --      10.01         0.10%        4,495          3%       2.40%           2.40%          3.49%               0.71%
             --       4.02      (59.78%)        1,174        188%       2.40%           2.40%          3.47%             (1.65%)
             --      10.00         0.00%          676          3%       2.40%           2.40%          3.39%               0.72%

         $   --     $ 2.53      (69.22%)     $  6,805         54%       1.75%           1.75%          2.59%             (1.42%)
             --       8.22      (17.80%)        7,052          1%       1.75%           1.75%          2.40%             (1.11%)
             --       2.52      (69.34%)       13,664         54%       2.25%           2.25%          3.13%             (1.92%)
             --       8.22      (17.80%)       12,048          1%       2.25%           2.25%          2.73%             (1.57%)
             --       2.51      (69.43%)        7,760         54%       2.25%           2.25%          3.14%             (1.93%)
             --       8.21      (17.90%)        6,927          1%       2.25%           2.25%          2.82%             (1.58%)
             --       2.52      (69.31%)        1,106         54%       2.25%           2.25%          3.23%             (1.94%)
             --       8.21      (17.90%)          835          1%       2.25%           2.25%          2.81%             (1.55%)

          $  --    $  9.59       (4.10%)     $  2,273         13%       1.85%           1.85%          4.12%             (0.17%)
             --       9.55       (4.50%)        4,139         13%       2.35%           2.35%          5.24%             (0.66%)
             --       9.56       (4.40%)        1,698         13%       2.35%           2.35%          5.43%             (0.66%)
             --       9.56       (4.40%)          903         13%       2.35%           2.35%          4.80%             (0.66%)

          $  --    $ 11.35        13.60%     $  3,971         35%       1.90%           1.90%          3.96%             (1.10%)
             --      11.31        13.10%        6,427         35%       2.40%           2.40%          4.75%             (1.54%)
             --      11.33        13.40%        2,659         35%       2.40%           2.40%          4.70%             (1.56%)
             --      11.33        13.40%        1,702         35%       2.40%           2.40%          5.49%             (1.48%)

(1)      Commenced operations on September 11, 2000.
(2)      Commenced operation on March 1, 2001.
(3)      Total return for Class X shares does not reflect the payment of bonus shares.
(4)      Annualized for periods less than one year.
(5)      Prior to 2001,  figures includes  commissions  received by the Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                          Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                  Net Asset        Net                                          In Excess
                                                      Value  Investment         Net   Total from  From Net             of  From
                                       Period     Beginning     Income     Realized   Investment  Investment          Net    Capital
                                       Ended      of Period     (Loss)            &   Operations      Income   Investment      Gains
                                       -----      ---------     ------                ----------      ------                   -----
                                                                         Unrealized                                Income
                                                                                                                   ------
                                                                        Gain (Loss)
                                                                        -----------
ASAF SANFORD BERNSTEIN
CORE VALUE FUND:
===============-
Class A                                             $ 10.00    $ 0.05    $ (0.28)    $ (0.23)     $     --      $     --    $    --
                                     10/31/01(1)
Class B                                               10.00      0.01      (0.27)      (0.26)           --            --         --
                                     10/31/01(1)
Class C                                               10.00      0.01      (0.28)      (0.27)           --            --         --
                                     10/31/01(1)
Class X                                               10.00      0.02      (0.29)      (0.27)           --            --         --
                                     10/31/01(1)

ASAF T. ROWE PRICE
TAX MANAGED FUND:
================-
Class A                                             $ 10.00  $ (0.05)    $ (0.95)    $ (1.00)     $     --      $     --   $     --
                                     10/31/01(1)
Class B                                               10.00    (0.08)      (0.94)      (1.02)           --            --         --
                                     10/31/01(1)
Class C                                               10.00    (0.08)      (0.94)      (1.02)           --            --         --
                                     10/31/01(1)
Class X                                               10.00    (0.08)      (0.95)      (1.03)           --            --         --
                                     10/31/01(1)

ASAF AMERICAN CENTURY
INTERNATIONAL GROWTH FUND*:
=========================
Class A                               10/31/01      $ 10.98  $ (0.04)    $ (3.68)    $ (3.72)     $     --      $     --   $     --
                                      10/31/00       10.99     (0.15)        0.14      (0.01)           --            --         --
                                      10/31/99        9.39     (0.01)        1.68        1.67           --        (0.07)         --
                                      10/31/98        8.93     (0.02)        0.48        0.46           --            --         --
                                                      9.74       0.01      (0.82)      (0.81)           --            --         --
                                     10/31/97(2)
Class B                               10/31/01        11.15    (0.10)      (3.72)      (3.82)           --            --         --
                                      10/31/00       11.22     (0.21)        0.14      (0.07)           --            --         --
                                      10/31/99        9.59     (0.08)        1.73        1.65           --        (0.02)         --
                                      10/31/98        9.16     (0.07)        0.50        0.43           --            --         --
                                                     10.00     (0.01)      (0.83)      (0.84)           --            --         --
                                     10/31/97(2)
Class C                               10/31/01        11.13    (0.09)      (3.73)      (3.82)           --            --         --
                                      10/31/00       11.21     (0.21)        0.13      (0.08)           --            --         --
                                      10/31/99        9.57     (0.08)        1.74        1.66           --        (0.02)         --
                                      10/31/98        9.16     (0.06)        0.47        0.41           --            --         --
                                                     10.00     (0.01)      (0.83)      (0.84)           --            --         --
                                     10/31/97(2)
Class X                               10/31/01        11.17    (0.10)      (3.73)      (3.83)           --            --         --
                                      10/31/00       11.25     (0.20)        0.12      (0.08)           --            --         --
                                      10/31/99        9.61     (0.09)        1.75        1.66           --        (0.02)         --
                                      10/31/98        9.18     (0.07)        0.50        0.43           --            --         --
                                                     10.00     (0.01)      (0.81)      (0.82)           --            --         --
                                     10/31/97(2)
ASAF GOLDMAN SACHS
CONCENTRATED GROWTH FUND**:
==========================-
Class A                               10/31/01      $ 22.80    $ 0.01   $ (10.37)   $ (10.36)     $     --      $     --   $     --
                                      10/31/00       21.97     (0.11)        0.94        0.83           --            --         --
                                      10/31/99       14.41     (0.10)        7.66        7.56           --            --         --
                                      10/31/98       11.40     (0.01)        3.05        3.04       (0.02)        (0.01)         --
                                                     11.18       0.09        0.13        0.22           --            --         --
                                     10/31/97(2)
Class B                               10/31/01        20.14    (0.07)      (9.13)      (9.20)           --            --         --
                                      10/31/00       19.50     (0.21)        0.85        0.64           --            --         --
                                      10/31/99       12.87     (0.17)        6.80        6.63           --            --         --
                                      10/31/98       10.19     (0.08)        2.77        2.69       (0.01)            --         --
                                                     10.00       0.06        0.13        0.19           --            --         --
                                     10/31/97(2)
Class C                               10/31/01        20.10    (0.07)      (9.12)      (9.19)           --            --         --
                                      10/31/00       19.47     (0.21)        0.84        0.63           --            --         --
                                      10/31/99       12.85     (0.18)        6.80        6.62           --            --         --
                                      10/31/98       10.19     (0.08)        2.75        2.67       (0.01)            --         --
                                                     10.00       0.05        0.14        0.19           --            --         --
                                     10/31/97(2)
Class X                               10/31/01        20.17    (0.07)      (9.15)      (9.22)           --            --         --
                                      10/31/00       19.52     (0.22)        0.87        0.65           --            --         --
                                      10/31/99       12.88     (0.18)        6.82        6.64           --            --         --
                                      10/31/98       10.20     (0.09)        2.78        2.69       (0.01)            --         --
                                                     10.00       0.05        0.15        0.20           --            --         --
                                     10/31/97(2)

* Prior to May 1, 2000, T. Rowe Price  International,  Inc. served as Sub-advisor to the ASAF American  Century  International  Growth
Fund  (formerly,  the ASAF T. Rowe Price  International  Equity Fund).  American  Century  Investment  Management,  Inc. has served as
Sub-advisor to the Fund since May 1, 2000.
* Prior to November 11, 2002,  Janus Capital  Management LLC served as Sub-advisor to the ASAF Goldman Sachs  Concentrated  Growth Fund
(formerly,  the ASAF Janus Capital  Growth Fund).  Goldman Sachs Asset  Management has served as Sub-advisor to the Fund since November
11, 2002.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(5)
                          -------------------------------------  -----------------------------------------
                                                                                                                         Ratio of Net
                                                                                                                           Investment
                      Net Asset               Net Assets at  Portfolio       Net     After Expense   Before Expense  Income (Loss) to
          Total           Value        Total  End of Period  Turnover  Operating     Reimbursement    Reimbursement       Average Net
  Distributions   End of Period    Return(3)     (in 000's)   Rate(4)   Expenses     And Waiver(6)    And Waiver(6)         Assets(5)
  -------------   -------------    ---------     ----------   -------   --------     -------------    -------------         ---------

     $     --    $      9.77     (2.20%)     $     1,677       9%      1.70%            1.70%            3.95%              0.70%
           --           9.74     (2.60%)           3,867       9%      2.20%            2.20%            5.57%              0.22%
           --           9.73     (2.70%)           3,040       9%      2.20%            2.20%            4.73%              0.22%
           --           9.73     (2.70%)             514       9%      2.20%            2.20%            4.75%              0.23%

     $     --     $     9.00    (10.00%)      $      746      12%      1.80%            1.80%            8.94%            (0.75%)
           --           8.98    (10.20%)           1,237      12%      2.30%            2.30%            9.51%            (1.26%)
           --           8.98    (10.20%)             867      12%      2.30%            2.30%           11.19%            (1.24%)
           --           8.97    (10.30%)              33      12%      2.30%            2.30%           15.47%            (1.25%)

      $    --      $    7.26    (33.88%)     $    17,088     202%      2.14%            2.14%            2.64%            (0.37%)
           --          10.98     (0.09%)          20,109     165%      2.10%            2.10%            2.53%            (1.28%)
       (0.07)          10.99      17.82%           4,623      31%      2.10%            2.12%            3.36%            (0.28%)
           --           9.39       5.15%           1,685      20%      2.10%            2.10%            6.06%            (0.16%)
           --           8.93     (8.32%)             218       1%      2.10%            2.10%           51.87%              0.07%
           --           7.33    (34.26%)          23,795     202%      2.64%            2.64%            3.14%            (1.08%)
           --          11.15     (0.71%)          28,739     165%      2.60%            2.60%            3.01%            (1.76%)
       (0.02)          11.22      17.30%           9,257      31%      2.60%            2.62%            3.86%            (0.80%)
           --           9.59       4.69%           3,318      20%      2.60%            2.60%            6.50%            (0.70%)
           --           9.16     (8.40%)             390       1%      2.60%            2.60%           38.12%            (0.51%)
           --           7.31    (34.32%)          13,837     202%      2.64%            2.64%            3.14%            (1.01%)
           --          11.13     (0.71%)          16,225     165%      2.60%            2.60%            3.03%            (1.76%)
       (0.02)          11.21      17.33%           4,379      31%      2.60%            2.62%            3.90%            (0.83%)
           --           9.57       4.48%           2,282      20%      2.60%            2.60%            6.55%            (0.58%)
           --           9.16     (8.40%)             198       1%      2.60%            2.60%           33.95%            (0.53%)
           --           7.34    (34.29%)           6,901     202%      2.64%            2.64%            3.13%            (1.09%)
           --          11.17     (0.71%)           8,783     165%      2.60%            2.60%            2.97%            (1.64%)
       (0.02)          11.25      17.26%           6,727      31%      2.60%            2.62%            3.94%            (0.86%)
           --           9.61       4.68%           5,144      20%      2.60%            2.60%            6.54%            (0.68%)
           --           9.18     (8.20%)             756       1%      2.60%            2.60%           46.77%            (0.28%)

     $     --      $   12.44    (45.44%)     $   210,590      54%      1.75%            1.75%            1.98%              0.05%
           --          22.80       3.78%         463,777      32%      1.72%            1.72%            1.81%            (0.45%)
           --          21.97      52.46%         234,575      47%      1.70%            1.71%            2.00%            (0.49%)
       (0.03)          14.41      26.77%          24,558      77%      1.70%            1.70%            2.65%            (0.24%)
           --          11.40       1.97%             706      83%      1.70%            1.70%           26.77%              2.72%
           --          10.94    (45.68%)         556,811      54%      2.25%            2.25%            2.47%            (0.45%)
           --          20.14       3.28%       1,219,774      32%      2.22%            2.22%            2.31%            (0.95%)
           --          19.50      51.52%         684,778      47%      2.20%            2.21%            2.51%            (0.98%)
       (0.01)          12.87      26.40%          56,582      77%      2.20%            2.20%            3.14%            (0.74%)
           --          10.19       1.90%           1,718      83%      2.20%            2.20%           16.45%              2.27%
           --          10.91    (45.72%)         185,968      54%      2.25%            2.25%            2.47%            (0.45%)
           --          20.10       3.24%         421,207      32%      2.22%            2.22%            2.31%            (0.95%)
           --          19.47      51.52%         222,230      47%      2.20%            2.21%            2.50%            (0.99%)
       (0.01)          12.85      26.20%          21,710      77%      2.20%            2.20%            3.13%            (0.75%)
           --          10.19       1.90%             452      83%      2.20%            2.20%           15.78%              1.95%
           --          10.95    (45.71%)          82,210      54%      2.25%            2.25%            2.47%            (0.45%)
           --          20.17       3.33%         172,382      32%      2.22%            2.22%            2.31%            (0.96%)
           --          19.52      51.55%         133,655      47%      2.20%            2.21%            2.48%            (1.02%)
       (0.01)          12.88      26.37%          36,575      77%      2.20%            2.20%            3.16%            (0.76%)
           --          10.20       2.00%           1,474      83%      2.20%            2.20%           24.39%              2.05%

(1)      Commenced operations on March 1, 2001.
(2)      Calculated  from July 28, 1997 (Date of initial  shares  sold  subsequent  to the  effective  date of the Funds'  registration statement under The Securities Act of 1933.)
(3)      Total return for Class X shares does not reflect the payment of bonus shares.
(4)      Annualized for periods less than one year and represents  the combined  ratios for the respective  fund and its respective pro rata share of its Master Portfolio.
(5)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                     Net Asset         Net  Net                                   In Excess
                                                         Value  Investment    Realized   Total from  From Net            of  From
                                         Period      Beginning      Income  &            Investment  Investment         Net  Capital
                                         Ended       of Period      (Loss)  Unrealized   Operations     Income   Investment   Gains
                                         -----       ---------      ------               ----------     ------                -----
                                                                            Gain                                     Income
                                                                            -----                                    ------
                                                                                (Loss)
                                                                                ------
ASAF INVESCO CAPITAL INCOME FUND:
================================-
Class A                                 10/31/01       $ 14.51     $ 0.20    $ (2.41)    $ (2.21)   $ (0.19)     $     -    $   --
                                        10/31/00        13.66        0.22        1.03        1.25     (0.21)          --    (0.19)
                                        10/31/99        11.75        0.22        1.84        2.06     (0.15)          --        --
                                        10/31/98        10.45        0.22        1.20        1.42     (0.12)          --        --
                                                         9.98        0.14        0.33        0.47         --          --        --
                                      10/31/97(1)
Class B                                 10/31/01         14.55       0.13      (2.42)      (2.29)     (0.12)          --        --
                                        10/31/00        13.69        0.15        1.04        1.19     (0.14)          --    (0.19)
                                        10/31/99        11.77        0.14        1.87        2.01     (0.09)          --        --
                                        10/31/98        10.45        0.15        1.24        1.39     (0.07)          --        --
                                                        10.00        0.10        0.35        0.45         --          --        --
                                      10/31/97(1)
Class C                                 10/31/01         14.54       0.13      (2.42)      (2.29)     (0.12)          --        --
                                        10/31/00        13.68        0.15        1.04        1.19     (0.14)          --    (0.19)
                                        10/31/99        11.77        0.14        1.86        2.00     (0.09)          --        --
                                        10/31/98        10.46        0.15        1.23        1.38     (0.07)          --        --
                                                        10.00        0.10        0.36        0.46         --          --        --
                                      10/31/97(1)
Class X                                 10/31/01         14.53       0.14      (2.42)      (2.28)     (0.12)          --        --
                                        10/31/00        13.68        0.14        1.04        1.18     (0.14)          --    (0.19)
                                        10/31/99        11.76        0.13        1.88        2.01     (0.09)          --        --
                                        10/31/98        10.45        0.15        1.23        1.38     (0.07)          --        --
                                                        10.00        0.11        0.34        0.45         --          --        --
                                      10/31/97(1)
ASAF PIMCO TOTAL RETURN BOND FUND:
=================================-
Class A                                 10/31/01       $ 10.18     $ 0.48      $ 0.86      $ 1.34   $ (0.48)    $    --    $    --
                                        10/31/00        10.11        0.58        0.07        0.65     (0.58)         --         --
                                        10/31/99        10.79        0.60      (0.61)      (0.01)     (0.60)         --     (0.07)
                                        10/31/98        10.28        0.35        0.54        0.89     (0.38)         --         --
                                                        10.07        0.15        0.09        0.24     (0.03)         --         --
                                      10/31/97(1)
Class B                                 10/31/01         10.08       0.43        0.85        1.28     (0.43)         --         --
                                        10/31/00        10.01        0.53        0.07        0.60     (0.53)         --         --
                                        10/31/99        10.68        0.54      (0.60)      (0.06)     (0.54)         --     (0.07)
                                        10/31/98        10.16        0.31        0.53        0.84     (0.32)         --         --
                                                        10.00        0.10        0.09        0.19     (0.03)         --         --
                                      10/31/97(1)
Class C                                 10/31/01         10.08       0.43        0.85        1.28     (0.43)         --         --
                                        10/31/00        10.01        0.53        0.07        0.60     (0.53)         --         --
                                        10/31/99        10.67        0.54      (0.59)      (0.05)     (0.54)         --     (0.07)
                                        10/31/98        10.16        0.31        0.52        0.83     (0.32)         --         --
                                                        10.00        0.10        0.09        0.19     (0.03)         --         --
                                      10/31/97(1)
Class X                                 10/31/01         10.09       0.43        0.85        1.28     (0.43)         --         --
                                        10/31/00        10.02        0.53        0.07        0.60     (0.53)         --         --
                                        10/31/99        10.69        0.54      (0.60)      (0.06)     (0.54)         --     (0.07)
                                        10/31/98        10.17        0.34        0.50        0.84     (0.32)         --         --
                                                        10.00        0.09        0.10        0.19     (0.02)         --         --
                                      10/31/97(1)
ASAF MONEY MARKET FUND*:
======================
Class A                                 10/31/01        $ 1.00    $ 0.040      $   --     $ 0.040  $ 0.040)-    $    --  $
                                                                                                                          --†
                                        10/31/00         1.00       0.048          --       0.048    (0.048)         --         --
                                        10/31/99         1.00       0.035          --       0.035    (0.035)         --         --
                                        10/31/98         1.00       0.039          --       0.039    (0.039)         --         --
                                                         1.00       0.009          --       0.009    (0.009)         --         --
                                      10/31/97(1)
Class B                                 10/31/01          1.00      0.030          --       0.030    (0.030)         --   --†
                                        10/31/00         1.00       0.043          --       0.043    (0.043)         --         --
                                        10/31/99         1.00       0.030          --       0.030    (0.030)         --         --
                                        10/31/98         1.00       0.033          --       0.033    (0.033)         --         --
                                                         1.00       0.007          --       0.007    (0.007)         --         --
                                      10/31/97(1)
Class C                                 10/31/01          1.00      0.030          --       0.030    (0.030)         --   --&
                                        10/31/00         1.00       0.043          --       0.043    (0.043)         --         --
                                        10/31/99         1.00       0.030          --       0.030    (0.030)         --         --
                                        10/31/98         1.00       0.034          --       0.034    (0.034)         --         --
                                                         1.00       0.007          --       0.007    (0.007)         --         --
                                      10/31/97(1)
Class X                                 10/31/01          1.00      0.030          --       0.030    (0.030)         --   --&
                                        10/31/00         1.00       0.043          --       0.043    (0.043)         --         --
                                        10/31/99         1.00       0.030          --       0.030    (0.030)         --         --
                                        10/31/98         1.00       0.034          --       0.034    (0.034)         --         --
                                                         1.00       0.008          --       0.008    (0.008)         --         --
                                      10/31/97(1)

*  Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the ASAF Money Market Fund
(formerly, the ASAF JPM Money Market Fund).  Wells Capital Management, Inc. has served as Sub-advisor to the Fund since September
22, 2001.
†Amount represents less than a penny per share.

                                                              AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(5)
                          -------------------------------------  -----------------------------------------
                                                                                                                       Ratio of Net
                                                                                                                         Investment
                      Net Asset               Net Assets at  Portfolio         Net         After  Before Expense   Income (Loss) to
            Total         Value        Total  End of Period   Turnover   Operating       Expense   Reimbursement        Average Net
    Distributions       End of     Return(2)     (in 000's)    Rate(3)    Expenses  Reimbursement  And Waiver(4)          Assets(5)
    -------------       -------    ---------     ----------    -------    --------                 -------------          ---------
                         Period                                                             And
                         ------                                                             ---
                                                                                       Waiver(4)
                                                                                       ---------

    $   (0.19)    $    12.11     (15.39%)   $   56,537          25%      1.67%          1.67%           1.71%              1.48%
        (0.40)         14.51        9.35%       54,424          63%      1.60%          1.64%           1.76%              1.51%
        (0.15)         13.66       17.60%       31,960          66%      1.55%          1.59%           1.91%              1.52%
        (0.12)         11.75       13.64%        8,911          70%      1.55%          1.55%           2.86%              1.72%
            --         10.45        4.71%          471          46%      1.55%          1.55%          29.14%              4.81%
        (0.12)         12.14     (15.82%)      139,634          25%      2.17%          2.17%           2.21%              0.98%
        (0.33)         14.55        8.86%      138,391          63%      2.10%          2.14%           2.26%              1.02%
        (0.09)         13.69       17.08%       79,962          66%      2.05%          2.09%           2.42%              1.02%
        (0.07)         11.77       13.30%       18,045          70%      2.05%          2.05%           3.38%              1.27%
            --         10.45        4.50%        1,408          46%      2.05%          2.05%          19.54%              3.68%
        (0.12)         12.13     (15.83%)       56,530          25%      2.17%          2.17%           2.21%              0.98%
        (0.33)         14.54        8.78%       56,401          63%      2.10%          2.14%           2.26%              1.02%
        (0.09)         13.68       17.08%       34,157          66%      2.05%          2.09%           2.41%              1.02%
        (0.07)         11.77       13.19%        8,362          70%      2.05%          2.05%           3.33%              1.27%
            --         10.46        4.60%          255          46%      2.05%          2.05%          20.89%              3.82%
        (0.12)         12.13     (15.77%)       37,635          25%      2.17%          2.17%           2.21%              0.99%
        (0.33)         14.53        8.79%       42,330          63%      2.10%          2.14%           2.26%              1.02%
        (0.09)         13.68       17.09%       33,884          66%      2.05%          2.09%           2.42%              0.99%
        (0.07)         11.76       13.21%       18,296          70%      2.05%          2.05%           3.35%              1.27%
            --         10.45        4.50%        1,174          46%      2.05%          2.05%          36.25%              4.05%

    $   (0.48)   $    11.04       13.49%   $    93,305         394%      1.50%          1.50%           1.54%             4.21%
        (0.58)        10.18        6.67%        34,799         464%      1.43%          1.43%           1.59%             5.61%
        (0.67)        10.11      (0.55%)        23,140         145%      1.40%          1.40%           1.73%             5.33%
        (0.38)        10.79        8.79%         6,034         418%      1.40%          1.40%           2.93%             4.76%
        (0.03)        10.28        2.39%            61          93%      1.40%          1.40%          66.92%             4.42%
        (0.43)        10.93       13.03%       217,344         394%      2.00%          2.00%           2.06%             3.90%
        (0.53)        10.08        6.16%       102,417         464%      1.94%          1.94%           2.11%             5.26%
        (0.61)        10.01      (1.02%)        83,936         145%      1.90%          1.90%           2.23%             4.82%
        (0.32)        10.68        8.36%        17,821         418%      1.90%          1.90%           3.58%             4.23%
        (0.03)        10.16        1.90%           547          93%      1.90%          1.90%          39.35%             4.13%
        (0.43)        10.93       13.04%        75,605         394%      2.00%          2.00%           2.06%             3.82%
        (0.53)        10.08        6.16%        27,548         464%      1.94%          1.94%           2.11%             5.26%
        (0.61)        10.01      (0.92%)        26,112         145%      1.90%          1.90%           2.24%             4.84%
        (0.32)        10.67        8.26%         8,743         418%      1.90%          1.90%           3.52%             4.27%
        (0.03)        10.16        1.93%           165          93%      1.90%          1.90%          33.68%             4.32%
        (0.43)        10.94       13.02%        32,044         394%      2.00%          2.00%           2.07%             3.98%
        (0.53)        10.09        6.16%        21,185         464%      1.94%          1.94%           2.11%             5.28%
        (0.61)        10.02      (1.00%)        19,574         145%      1.90%          1.90%           2.25%             4.86%
        (0.32)        10.69        8.35%        11,698         418%      1.90%          1.90%           3.68%             4.25%
        (0.02)        10.17        1.94%           410          93%      1.90%          1.90%          67.46%             3.94%

   $   (0.040)    $    1.00        3.61%   $   176,679          N/A      1.41%          1.41%           1.41%             3.55%
       (0.048)         1.00        4.85%       108,598          N/A      1.48%          1.48%           1.48%             5.03%
       (0.035)         1.00        3.57%        43,004          N/A      1.50%          1.50%           1.63%             3.56%
       (0.039)         1.00        3.94%         7,372          N/A      1.50%          1.50%           2.42%             3.90%
       (0.009)         1.00        0.92%           307          N/A      1.50%          1.50%          31.53%             3.34%
       (0.030)         1.00        3.09%       147,983          N/A      1.91%          1.91%           1.91%             2.78%
       (0.043)         1.00        4.33%        75,980          N/A      1.98%          1.98%           1.98%             4.27%
       (0.030)         1.00        3.05%        79,202          N/A      2.00%          2.00%           2.12%             3.04%
       (0.033)         1.00        3.39%        16,554          N/A      2.00%          2.00%           2.89%             3.30%
       (0.007)         1.00        0.75%           354          N/A      2.00%          2.00%          37.83%             2.98%
       (0.030)         1.00        3.09%        73,282          N/A      1.91%          1.91%           1.91%             2.95%
       (0.043)         1.00        4.33%        31,743          N/A      1.98%          1.98%           1.98%             4.43%
       (0.030)         1.00        3.06%        28,923          N/A      2.00%          2.00%           2.13%             3.07%
       (0.034)         1.00        3.42%         6,895          N/A      2.00%          2.00%           3.07%             3.40%
       (0.007)         1.00        0.71%           332          N/A      2.00%          2.00%          24.34%             2.85%
       (0.030)         1.00        3.09%        30,941          N/A      1.91%          1.91%           1.91%             2.95%
       (0.043)         1.00        4.33%        18,632          N/A      1.98%          1.98%           1.98%             4.16%
       (0.030)         1.00        3.06%        28,385          N/A      2.00%          2.00%           2.13%             3.06%
       (0.034)         1.00        3.42%        12,533          N/A      2.00%          2.00%           3.18%             3.42%
       (0.008)         1.00        0.77%           566          N/A      2.00%          2.00%          39.71%             2.97%

(1)      Calculated  from July 28, 1997 (Date of initial  shares  sold  subsequent  to the  effective  date of the Funds'  registration statement under The Securities Act of 1933.)
(2)      Total return for Class X shares does not reflect the payment of bonus shares.
(3)      Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
(5)      Annualized for periods less than one year and represents  the combined  ratios for the respective  fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

                                              CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........The following is a description of certain  securities and investment  methods that the Funds may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Fund is described above under  "Investment  Programs of the Funds," and an investor  should refer to that  section to obtain  information  about each Fund.  In general,  whether a particular Fund may invest in a specific type of security or use an investment  method is described above or in the
Company's SAI under  "Investment  Programs of the Funds." As noted below,  however,  certain risk factors and investment  methods apply to all or most of the Funds.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted  by the  investment  objectives  and policies of a Fund,  a Fund may invest in  securities  and other instruments that are commonly  referred to as  "derivatives."  For instance,  a Fund may purchase and write (sell) call and put options on securities,  securities  indices and foreign  currencies,  enter into futures  contracts and use options on futures  contracts,  and enter into swap  agreements  with respect to foreign  currencies,  interest  rates,  and  securities  indices.  In general,  derivative instruments  are  securities  or other  instruments  whose value is derived  from or related to the value of some other  instrument  or asset.

..........There are many types of derivatives and many different ways to use them. Some  derivatives and derivative  strategies  involve very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A
Fund may use  derivatives  to hedge against  changes in interest  rates,  foreign  currency  exchange  rates or securities  prices,  to generate  income,  as a low cost method of gaining  exposure to a particular  securities  market  without  investing  directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of  derivative instruments will not correspond  exactly with those of the investments  from which they are derived.  Strategies  involving  derivative instruments  that are  intended  to  reduce  the risk of loss can  also  reduce  the  opportunity  for  gain.  Furthermore,  regulatory requirements  for a Fund to set aside assets to meet its  obligations  with respect to derivatives may result in a Fund being unable to purchase  or  sell  securities  when  it  would  otherwise  be  favorable  to do so,  or in a Fund  needing  to  sell  securities  at a disadvantageous  time. A Fund may also be unable to close out its  derivatives  positions  when desired.  There is no assurance  that a
Fund will engage in  derivative  transactions.  Certain  derivative  instruments  and some of their risks are  described in more detail below.

..........Options.  Most of the Funds (except for the ASAF MFS Growth with Income Fund,  the ASAF  Federated  High Yield Bond Fund,  and
the ASAF Money  Market  Fund) may engage in at least some types of options  transactions.  The  purchaser of an option on a security or currency  obtains the right to purchase  (in the case of a call  option) or sell (in the case of a put option) the security or currency at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security at the exercise  price.  An option on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the  securities  comprising  the index,  and all settlements are made in cash.

..........A Fund will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Fund to be profitable,  the market price of the underlying  security must rise sufficiently  above the exercise price to cover the premium  and other  transaction  costs.  Similarly,  in order for a put option to be  profitable,  the market  price of the  underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

..........Generally,  the Funds will write call  options  only if they are  covered  (i.e.,  the Fund owns the  security  subject to the option or has the right to acquire it without  additional cost or, if additional cash  consideration if required,  cash or other assets determined to be liquid in such amount are segregated on the Funds'  records).  By writing a call option,  a Fund assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is  exercised.  Effectively,  a
Fund that writes a covered  call option  gives up the  opportunity  for gain above the  exercise  price  should the market price of the underlying  security  increase,  but retains the risk of loss should the price of the underlying  security  decline.  A Fund will write call  options in order to obtain a return  from the  premiums  received  and will  retain the  premiums  whether or not the options are exercised,  which  will help  offset a decline  in the  market  value of the  underlying  securities.  A Fund that  writes a put option likewise receives a premium,  but assumes the risk that it may be required to purchase the underlying  security at a price in excess of its current market value.

..........A Fund may sell an option that it has  previously  purchased  prior to the purchase or sale of the  underlying  security.  Any such sale would  result in a gain or loss  depending  on whether  the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the  option.  A Fund may  terminate  an option it has  written by  entering  into a closing  purchase transaction in which it purchases an option of the same series as the option written.

..........Futures  Contracts and Related  Options.  Each Fund (except the ASAF Neuberger  Berman Mid-Cap Growth Fund, the ASAF Neuberger
Berman  Mid-Cap Value Fund,  the ASAF INVESCO  Capital  Income Fund, the ASAF Federated High Yield Bond Fund, and the ASAF Money Market
Fund) may enter into financial  futures  contracts and related options.  The seller of a futures contract agrees to sell the securities or currency  called for in the  contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified future time.  Financial futures contracts may relate to securities  indices,  interest rates or foreign  currencies.  Futures contracts are usually  settled  through net cash payments  rather than through  actual  delivery of the securities  underlying the contract.  For instance,  in a stock index futures contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value when the contract  expires and the price  specified in the contract.
A Fund may use futures contracts to hedge against movements in securities  prices,  interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

..........An option on a futures  contract  gives the purchaser  the right,  in return for the premium paid, to assume a position in the contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is  required  upon  exercise to assume the opposite position.

..........Pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"), no Fund will:

..........(i)      purchase or sell futures or options on futures  contracts or stock indices for purposes  other than bona fide hedging transactions  (as  defined by the CFTC) if as a result the sum of the initial  margin  deposits  and  premiums  required  to  establish positions in futures  contracts  and related  options that do not fall within the  definition of bona fide hedging  transactions  would exceed 5% of the fair market value of each Fund's net assets; and

..........(ii)     enter into any futures  contracts  if the  aggregate  amount of that Fund's  commitments  under  outstanding  futures contracts positions would exceed the market value of its total assets.

..........Risks of Options  and Futures  Contracts.  Options and futures  contracts  can be highly  volatile  and their use can reduce a
Fund's  performance.  Successful  use of these  strategies  requires  the ability to predict  future  movements in  securities  prices, interest rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Fund against  potential adverse movements in the relevant financial markets using these instruments,  and such markets do not move in the predicted  direction, the Fund could be left in a less  favorable  position than if such  strategies  had not been used. A Fund's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

..........Among the other risks inherent in the use of options and futures are (a) the risk of imperfect  correlation  between the price of options and futures and the prices of the  securities  or  currencies  to which they relate,  (b) the fact that skills needed to use these  strategies  are  different  from those needed to select  portfolio  securities  and (c) the possible  need to defer  closing out certain  positions to avoid adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases  the  more the  holdings  of the Fund  differ  from the  composition  of the  relevant  index.  These instruments may not have a liquid secondary market.  Option positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

..........Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed  companies.  Foreign  issuers are not generally  subject to uniform  accounting,  auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

..........Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Company's agents to keep currently  informed about corporate actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

..........American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

..........Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

..........Developing Countries.  Although none of the Funds invest primarily in securities of issuers in developing  countries,  many of the Funds may invest in these  securities  to some  degree.  Many of the risks  described  above with  respect to  investing in foreign issuers  are  accentuated  when the issuers are  located in  developing  countries.  Developing  countries  may be  politically  and/or economically  unstable,  and the  securities  markets  in those  countries  may be less  liquid or  subject  to  inadequate  government regulation and  supervision.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities, more uncertain as to payment of interest and principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

..........Currency  Fluctuations.  Investments in foreign  securities may be  denominated in foreign  currencies.  The value of a Fund's investments  denominated  in foreign  currencies may be affected,  favorably or  unfavorably,  by exchange  rates and exchange  control regulations.  A Fund's share price and the amounts it distributes to  shareholders  in dividends  may,  therefore,  also be affected by changes in currency  exchange  rates.  Foreign  currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions of the relative  merits of investment in different  countries,  actual or perceived changes in interest rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention or the failure to intervene by U.S. or foreign  governments or central banks, or by currency controls or political  developments in the
U.S. or abroad.  In addition, a Fund may incur costs in connection with conversions between various currencies.

..........Foreign  Currency  Transactions.  A Fund that invests in securities  denominated in foreign  currencies will need to engage in foreign currency  exchange  transactions.  Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction.  Alternatively,  a fund may enter into forward foreign currency  exchange  contracts.  A forward contract  involves an obligation  to purchase or sell a specified  currency  at a specified  future date at a price set at the time of the  contract.  A Fund may enter into a forward  contract to increase  exposure to a foreign  currency when it wishes to "lock in" the U.S.  dollar price of a security  it expects  to or is  obligated  to  purchase  or sell in the  future.  This  practice  may be  referred  to as  "transaction hedging." In addition,  when a Fund's Sub-advisor  believes that the currency of a particular country may suffer or enjoy a significant movement  compared to another  currency,  the Fund may enter into a forward  contract to sell or buy the first  foreign  currency (or a currency  that acts as a proxy for such  currency).  This  practice  may be  referred  to as  "portfolio  hedging."  In any event,  the precise  matching of the forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Fund will  enter into a forward  contract  if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the
Fund's  securities or other assets  denominated  in that  currency,  or will sell an amount of proxy currency in excess of the value of securities  denominated  in the related  currency  unless open positions in forwards used for  non-hedging  purposes are covered by the segregation  on the  Funds'  records  of assets  determined  to be liquid and marked to market  daily.  The effect of  entering  into a forward  contract on a Fund share price will be similar to selling  securities  denominated in one currency and  purchasing  securities denominated in another.  Although a forward contract may reduce a Fund's losses on securities  denominated in foreign currency,  it may also  reduce  the  potential  for  gain on the  securities  if the  currency's  value  moves  in a  direction  not  anticipated  by the
Sub-advisor.  In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

..........  Stocks  represent  shares of ownership in a company.  Generally,  preferred  stock has a specified  dividend and ranks after bonds and before common stocks in its claim on the company's  income for purposes of receiving  dividend  payments and on the company's assets in the event of liquidation.  (Some of the Sub-advisors  consider  preferred stocks to be equity  securities for purposes of the various Funds'  investment  policies and  restrictions,  while others  consider them fixed income  securities.)  After other claims are satisfied,  common stockholders  participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases  and  decreases in earnings  are usually  reflected  in a company's  stock price,  so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

..........Most of the Funds,  including  the Funds that  invest  primarily  in equity  securities,  may invest to some  degree in bonds, notes,  debentures and other  obligations of corporations and governments.  Fixed-income  securities are generally subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest  and  principal  payments as they come due.  The  ratings  given a security  by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's  Corporation
("S&P"),  which are  described  in detail in the  Appendix to the  Company's  SAI,  provide a generally  useful guide as to such credit risk.  The lower the  rating,  the  greater  the credit  risk the rating  service  perceives  to exist  with  respect to the  security.
Increasing the amount of Fund assets  invested in  lower-rated  securities  generally  will increase the Fund's  income,  but also will increase  the credit risk to which the Fund is  subject.  Market risk  relates to the fact that the prices of fixed  income  securities generally  will be affected by changes in the level of interest  rates in the  markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

..........Lower-Rated Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization (for example,  lower than Baa by
Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject to  greater  credit  risk than  higher-rated  bonds.  In addition,  the market for lower-rated  bonds may be thinner and less active than the market for  higher-rated  bonds, and the prices of lower-rated  high-yield  bonds may  fluctuate  more than the prices of  higher-rated  bonds,  particularly  in times of market  stress.
Because  the risk of  default  is higher in  lower-rated  bonds,  a  Sub-advisor's  research  and  analysis  tend to be very  important ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption or call  provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

..........Bonds rated in the four highest ratings  categories are frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

..........Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

..........Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some  mortgage-backed  securities  may  necessitate  that a Fund find other  investments,  which,  because of intervening  market  changes,  will often offer a lower rate of return.  In addition,  the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

..........Collateralized  Mortgage  Obligations  (CMOs).  CMOs are a type of  mortgage-backed  security  that are  typically  issued  in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending  on the type of CMOs in which a Fund  invests,  the  investment  may be subject to greater or lesser risk than other types of mortgage-backed securities.

..........Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are  mortgage-backed  securities  that have been divided into interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest  payments on the underlying mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)  on the underlying  mortgage loans. If the underlying mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed security may fail to recoup  fully its initial  investment,  even if the IO class is highly rated or is derived  from a security  guaranteed  by the U.S.
Government.  Conversely,  if the underlying  mortgage assets  experience slower than anticipated  prepayments,  the price on a PO class will be affected more  severely  than would be the case with a traditional  mortgage-backed  security.  Unlike other  fixed-income  and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

..........Asset-backed  securities  conceptually  are similar to  mortgage-backed  securities,  but they are secured by and payable from payments on assets such as credit card,  automobile  or trade loans,  rather than  mortgages.  The credit  quality of these  securities depends  primarily upon the quality of the underlying  assets and the level of credit  support or  enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS:

..........Certain  of the Funds  may  invest in  convertible  securities.  Convertible  securities  are  bonds,  notes,  debentures  and preferred  stocks that may be converted  into or exchanged  for shares of common stock.  Many  convertible  securities  are rated below investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's  balance sheet.
Convertible  securities  generally  participate  in the  appreciation  or  depreciation  of the  underlying  stock  into which they are convertible,  but to a lesser  degree.  Frequently,  convertible  securities  are  callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

..........Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

..........The Funds (other than the ASAF  Neuberger  Berman Mid-Cap Growth Fund,  ASAF Neuberger  Berman Mid-Cap Value Fund,  ASAF Alger
All-Cap Growth Fund, ASAF Alliance Growth Fund, ASAF  Alliance/Bernstein  Growth + Value Fund, ASAF Sanford  Bernstein Core Value Fund,
ASAF Sanford  Bernstein  Managed Index 500 Fund and ASAF  Alliance  Growth and Income Fund) may purchase  securities on a  when-issued, delayed-delivery  or forward  commitment  basis.  These  transactions  generally  involve the  purchase of a security  with payment and delivery  due at some time in the future.  A Fund does not earn  interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and settlement  dates.  If the seller fails to complete the sale, the Fund may lose the  opportunity to obtain a favorable price and yield.  While the Funds will generally  engage in such  when-issued,  delayed-delivery or forward  commitment  transactions  with the intent of actually  acquiring the securities,  a Fund may sometimes sell such a security prior to the settlement  date.  The ASAF Money Market Fund will not enter into these  commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

..........Certain Funds may also sell securities on a  delayed-delivery  or forward  commitment  basis. If the Fund does so, it will not participate in future gains or losses on the security.  If the other party to such a transaction  fails to pay for the securities,  the
Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

..........Subject to  guidelines  adopted by the  Directors  of the Company or Trustees of the Trust,  each Fund may invest up to 15% of its net assets in illiquid  securities  (except for the ASAF Money Market Fund, which is limited to 10% of its net assets, and the ASAF
Alliance/Bernstein  Growth + Value Fund,  ASAF Sanford  Bernstein  Core Value Fund and ASAF Sanford  Bernstein  Managed Index 500 Fund,
which is limited to 5% of its net assets).  Illiquid  securities are those that,  because of the absence of a readily  available market or due to legal or  contractual  restrictions  on resale,  cannot be sold  within  seven days in the  ordinary  course of  business  at approximately  the  amount at which the Fund has  valued the  investment.  Therefore,  a Fund may find it  difficult  to sell  illiquid securities at the time  considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

..........Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Fund's  Sub-advisor under the guidelines  adopted by the Directors of the Company.  However,  the liquidity of a Fund's  investments in
Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

..........Each Fund may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a Fund purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date. The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.
Repurchase  agreements must be fully  collateralized and can be entered into only with  well-established  banks and broker-dealers that have been deemed  creditworthy by the Sub-advisor.  Repurchase  transactions are intended to be short-term  transactions,  usually with the seller  repurchasing the securities within seven days.  Repurchase  agreements that mature in more than seven days are subject to a
Fund's limit on illiquid securities.

..........A Fund that enters into a repurchase  agreement  may lose money in the event that the other party  defaults on its  obligation and the Fund is delayed or prevented  from disposing of the  collateral.  A Fund also might incur a loss if the value of the collateral declines,  and it might incur costs in selling the  collateral  or  asserting  its legal rights  under the  agreement.  If a defaulting seller filed for bankruptcy or became insolvent, disposition of  collateral might be delayed pending court action.

..........The ASAF Neuberger Berman Mid-Cap Growth Fund will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

..........Certain Funds  (specifically,  the ASAF Strong  International  Equity Fund, the ASAF William Blair International  Growth Fund,
the ASAF PBHG Small-Cap  Growth Fund,  the ASAF Goldman Sachs Mid-Cap  Growth Fund, the ASAF Neuberger  Berman Mid-Cap Growth Fund, the
ASAF Neuberger  Berman Mid-Cap Value Fund, the ASAF Marsico Capital Growth Fund, the ASAF Goldman Sachs  Concentrated  Growth Fund, the
ASAF T. Rowe Price Tax Managed  Fund,  the ASAF PIMCO Total  Return Bond Fund,  and the ASAF Money  Market Fund) may enter into reverse repurchase  agreements.  In a reverse  repurchase  agreement,  a Fund sells a portfolio  instrument  and agrees to  repurchase it at an agreed upon date and price,  which  reflects an  effective  interest  rate.  It may also be viewed as a borrowing  of money by the Fund and, like borrowing money, may increase  fluctuations in a Fund's share price.  When entering into a reverse  repurchase  agreement,  a
Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

..........Each Fund may borrow  money from banks.  Each Fund's  borrowings  are limited so that  immediately  after such  borrowing  the value of the Fund's assets  (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should a Fund,  for any  reason,  have  borrowings  that do not meet the above  test,  such Fund must  reduce such borrowings so as to meet the necessary  test within three business days.  Certain Funds (the ASAF DeAM  International  Equity Fund, the
ASAF Strong  International  Equity Fund, the ASAF Gabelli Small-Cap Value Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF
Neuberger  Berman  Mid-Cap  Value Fund,  the ASAF  Gabelli  All-Cap  Value Fund,  the ASAF T. Price Tax Managed Fund and the ASAF Money
Market Fund) will not purchase  securities  when  outstanding  borrowings  are greater  than 5% of the Fund's total  assets.  If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Fund may lend securities with a value of up to 33 1/3% of its total assets to  broker-dealers,  institutional  investors, or others  (collectively,  a "Borrower") for the purpose of realizing  additional income.  Voting rights on loaned securities typically pass to the borrower,  although a Fund has the right to terminate a securities  loan,  usually  within three business days, in order to vote on  significant  matters or for other  reasons.  All  securities  loans will be  collateralized  by cash or  securities  issued or guaranteed  by the U.S.  Government  or its  agencies at least equal in value to the market  value of the loaned  securities.  Any cash collateral  received by a Fund in connection  with such loans  normally will be invested in  short-term  instruments,  which may not be immediately  liquid under certain  circumstances.  Any losses  resulting from the investment of cash  collateral  would be borne by the lending  Fund.  The Fund could also  suffer a loss  where the value of the  collateral  falls  below the market  value of the  borrowed securities,  in the event of a Borrower's  default.  These events could trigger adverse tax consequences to a Fund.  Lending securities involves  certain other risks,  including the risk that the Fund will be delayed or prevented  from  recovering  the  collateral if the borrower  fails to timely  return a loaned  security  and the risk that an  increase  in  interest  rates  may  result in  unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

..........The Company has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various Funds can
"sweep"  excess cash balances of the Fund to those funds for temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Fund assets in money  market  funds that they advise or in other  investment  companies.  Mutual  funds pay their own  operating expenses, and the Funds, as shareholders in the funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

..........ETFs are a type of  investment  company  bought and sold on a securities  exchange.  An ETF  represents  a fixed  portfolio of securities  designed to track a particular  market index. The various  portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign  market while  awaiting  purchase of  underlying  securities.  The risks of owning an ETF  generally reflect the risks of owning the  underlying  securities  they are designed to track,  although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

..........While none of the Funds will make short sales  generally,  the ASAF Strong  International  Equity Fund, the ASAF William Blair
International  Growth Fund, the ASAF American Century  International Growth Fund, the ASAF PBHG Small-Cap Growth Fund, the ASAF Goldman
Sachs Mid-Cap Growth Fund, the ASAF Alger All-Cap Growth Fund, the ASAF Gabelli All-Cap Value Fund, the ASAF INVESCO  Technology  Fund,
the ASAF INVESCO Health  Sciences Fund, the ASAF ProFund  Managed OTC Fund, the ASAF Goldman Sachs  Concentrated  Growth Fund, the ASAF
MFS Growth with Income Fund,  the ASAF INVESCO  Capital  Income Fund, the ASAF American  Century  Strategic  Balanced Fund and the ASAF
PIMCO Total Return Bond Fund may make short sales  "against the box." A short sale  against the box  involves  selling a security  that the Fund owns, or has the right to obtain without  additional  cost, for delivery at a specified date in the future.  A Fund may make a short sale  against the box to hedge  against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short increases instead, the Fund loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain  Funds may  participate  in the initial  public  offering  ("IPO")  market,  and a portion of a Fund's  returns may be attributable  to  Fund  investments  in  IPOs.  There  is no  guarantee  that as a  Fund's  assets  grow it will be able to  experience significant  improvement in  performance by investing in IPOs. A Fund's  purchase of shares issued as part of, or a short period after, companies' IPOs,  exposes it to the risks associated with companies that have little operating history as public companies,  as well as to the risks  inherent in those sectors of the market where these new issuers  operate.  The market for IPO issuers has been  volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Mailing Address
P.O. Box 8012
Boston, MA 02266-8012

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Counseling
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management
INVESCO Funds Group, Inc.
Massachusetts Financial Services Company
Marsico Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim Baxter & Associates, Ltd.
ProFund Advisors LLC
Strong Capital Management, Inc.
Sanford C. Bernstein & Co., LLC
T. Rowe Price Associates, Inc.
Wells Capital Management, Inc.
William Blair & Company, L.L.C.

Distributor
American Skandia Marketing, Incorporated
One Corporate Drive
Shelton, CT 06484

Transfer and Dividend Paying Agents
American Skandia Fund Services, Inc.
One Corporate Drive
Shelton, CT  06484

Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, Massachusetts 02184

Custodians
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809

JP Morgan Chase Bank
4 MetroTech Center
Brooklyn, NY 11245

Administrator
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
PricewaterhouseCoopers LLP
1700 Two Commerce Square
Philadelphia, PA 19103

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

..........The Company  provides  24-hour  information  services  via a toll-free  number on Fund yields and prices,  dividends,  account balances,  and your  latest  transaction  as well as the  ability  to  request  prospectuses,  account  and tax  forms,  and  duplicate statements.  In addition,  telephone  representatives  are  available  during  normal  business  hours to provide the  information  and services you need.  Shareholder  inquiries should be made by calling  1-800-SKANDIA  or by writing to "American  Skandia Advisor Funds,
Inc." at P.O. Box 8012, Boston,  Massachusetts  02266-8012.  There may be a small charge for historical  account  information for prior years.

..........Additional  information  about the Funds is  included in a Statement  of  Additional  Information,  which is  incorporated  by reference  into  this  Prospectus.  Additional  information  about the  Funds'  investments  is  available  in the  Funds'  annual  and semi-annual  reports to shareholders.  In the Funds' annual report,  you will find a discussion of the market conditions and investment strategies that significantly  affected each Fund's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the  Company,  in  accordance  with  applicable  laws and  regulations,  may  begin  mailing  only one copy of the  Company's prospectus,  prospectus  supplements,  annual and  semi-annual  reports,  proxy  statements and  information  statements,  or any other required  documents to your address even if more than one  shareholder  lives there.  If you have  previously  consented to have any of these documents  delivered to multiple investors at a shared address,  as required by law, and wish to revoke this consent or otherwise would  prefer to  continue  to receive  your own copy,  you should  call  1-800-SKANDIA  or your  Investment  Professional  or write to
"American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston,  Massachusetts  02266-8012.  The Company will begin sending individual copies to you within thirty days of receipt of revocation.

..........The  information  in Company  filings with the  Securities  and Exchange  Commission  (including  the  Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  publicinfo@sec.gov  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
                       ------------------
The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Company is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
                                                                                ------------------

Investment Company Act File No. 811-08085

STATEMENT OF ADDITIONAL INFORMATION                                                                                    March 1, 2003

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
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This  Statement of Additional  Information  ("SAI") is not a prospectus and should be read in  conjunction  with the Company's  current
Prospectus,  dated March 1, 2003. A copy of the Company's  Prospectus  may be obtained by writing to "American  Skandia  Advisor Funds,
Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.

                                                          GENERAL INFORMATION

..........American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company comprised of thirty-one investment portfolios (each a "Fund" and together the "Funds").  The Company was established as a Maryland corporation on March 5,
1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997.

..........American Skandia Investment Services, Incorporated ("ASISI" or the "Investment Manager") acts as the investment manager for the Funds.  Currently, ASISI engages the following sub-advisors ("Sub-advisor(s)") for the investment management of each Fund : (a)
ASAF Strong International Equity Fund (formerly, ASAF AIM International Equity Fund), Strong Capital Management, Inc.; (b) ASAF
William Blair International Growth Fund (formerly, ASAF Janus Overseas Growth Fund), William Blair & Company, L.L.C.; (c) ASAF
American Century International Growth Fund (formerly, the ASAF T. Rowe Price International Equity Fund), ASAF American Century
Strategic Balanced Fund; American Century Investment Management, Inc.; (d) ASAF PBHG Small-Cap Growth Fund (formerly, ASAF Janus
Small-Cap Growth Fund); Pilgrim Baxter & Associates, Ltd.; (e) ASAF DeAM International Equity Fund (formerly, ASAF Founders
International Small Capitalization Fund), ASAF DeAM Small-Cap Growth Fund, (formerly, ASAF Scudder Small-Cap Growth Fund); ASAF DeAM
Large-Cap Growth Fund, ASAF DeAM Large-Cap Value Fund: Deutsche Asset Management, Inc.: Deutsche Asset Management, Inc.; (f) ASAF
Goldman Sachs Mid-Cap Growth Fund (formerly, ASAF Janus Mid-Cap Growth Fund), ASAF Goldman Sachs Concentrated Growth Fund (formerly,
ASAF Janus Capital Growth Fund): Goldman Sachs Asset Management; (g) ASAF Gabelli Small-Cap Value Fund, ASAF Gabelli All-Cap Value
Fund: GAMCO Investors, Inc.; (h) ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund: Neuberger
Berman Management Inc.; (i) ASAF Alger All-Cap Growth Fund: Fred Alger Management, Inc.; (j) ASAF INVESCO Technology Fund, ASAF
INVESCO Health Sciences Fund, ASAF INVESCO Capital Income Fund: INVESCO Funds Group, Inc.; (k) ASAF ProFund Managed OTC Fund: ProFund
Advisors LLC; (l) ASAF Alliance Growth Fund, ASAF Alliance Growth & Income Fund (formerly, ASAF Lord Abbett Growth and Income Fund)
(formerly, the ASAF Oppenheimer Large-Cap Growth Fund); Alliance Capital Management L.P.; (m) ASAF Marsico Capital Growth Fund:
Marsico Capital Management, LLC.; (n) ASAF T. Rowe Price Tax Managed Fund:  T. Rowe Price Associates, Inc.; (o) ASAF
Alliance/Bernstein Growth + Value Fund: Alliance Capital Management L.P. and Sanford C. Bernstein & Co., LLP ; (p) ASAF Sanford
Bernstein Core Value Fund, ASAF Sanford Bernstein Managed Index 500 Fund (formerly, ASAF Bankers Trust Managed Index 500 Fund):
Sanford C. Bernstein & Co., LLP; (q) ASAF MFS Growth with Income Fund: Massachusetts Financial Services Company;  (r) ASAF Federated
High Yield Bond Fund: Federated Investment Counseling; (s) ASAF PIMCO Total Return Bond Fund: Pacific Investment Management Company
LLC; and (t) ASAF Money Market Fund: Wells Capital Management, Incorporated.

                                                   INVESTMENT PROGRAMS OF THE FUNDS

..........The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Fund.  The investment objective of each Fund and supplemental information regarding its investment policies are described below separately for each Fund.

         The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not
"fundamental" policies and may be changed by the Directors of the Company, where applicable, without shareholder approval.  Those investment policies specifically labeled as "fundamental," including those described in the "Fundamental Investment Restrictions"
section of this SAI, may not be changed without shareholder approval.  Fundamental investment policies of a Fund may be changed only with the approval of at least the lesser of (1) 67% or more of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented, or (2) a majority of the outstanding shares of the Fund.

ASAF STRONG INTERNATIONAL EQUITY FUND:

Investment  Objective:  The investment  objective of the Fund (formerly,  the ASAF AIM International  Equity Fund) is to seek long-term capital growth by investing in a diversified  portfolio of international  equity  securities the issuers of which are considered by the
Sub-advisor to have strong earnings momentum.

Investment Policies:

..........Real  Estate  Investment  Trusts  ("REITs").  The Fund may  invest in equity  and/or  debt  securities  issued by REITs.  Such investments will not exceed 5% of the total assets of the Fund.

..........REITs are trusts that sell equity or debt  securities  to investors and use the proceeds to invest in real estate or interests therein.  A REIT may  focus on  particular  types  of  projects,  such as  apartment  complexes,  or  geographic  regions,  such as the
Southeastern United States, or both.

..........To the extent that the Fund invests in REITs,  it could  conceivably  own real estate directly as a result of a default on the securities  it owns.  The Fund,  therefore,  may be subject to certain  risks  associated  with the direct  ownership  of real  estate, including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental liability risks, risks related to general and local  economic  conditions,  adverse  change in the climate for real estate,  increases  in property  taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood  values, the appeal of properties to tenants, and increases in interest rates.

..........In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the  underlying property owned by the trusts,  while mortgage  REITs may be affected by the quality of any credit  extended.  Equity and mortgage REITs are dependent upon management  skill,  and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency,  defaults by borrowers,  self-liquidation,  and the  possibility  that the REIT will fail to maintain its exemption  from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the Fund.  By investing in REITs  indirectly  through the Fund, a shareholder  will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

..........Reverse Repurchase  Agreements.  The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes,  such as to meet  unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable market conditions;
(ii) to cover  short-term  cash  requirements  resulting  from the timing of trade  settlements;  or (iii) to take  advantage of market situations  where the interest  income to be earned from the from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  The Fund may enter into reverse  repurchase  agreements in amounts not exceeding 10% of the value of its total assets.  Reverse repurchase  agreements involve the risk that the market value of securities  retained by the Fund in lieu of liquidation  may decline below the  repurchase  price of the  securities  sold by the Fund that it is obligated to repurchase.  This risk could cause a reduction in the net asset value of the Fund's shares.

..........Additional  information  about reverse  repurchase  agreements  and their risks are included in the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Lending of Portfolio  Securities.  While  securities  are being lent,  the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has the right to call its loans and obtain the  securities on three  business  days' notice or, in connection  with securities  trading on foreign  markets,  within  such  longer  period of time that  coincides  with the normal  settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending  portfolio  securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Borrowings.  The Fund may borrow  money to a limited  extent from banks for  temporary or  emergency  purposes  subject to the limitations  under the 1940 Act. In  addition,  the Fund does not intend to engage in  leverage;  therefore,  consistent  with  current interpretations  of the SEC, the Fund will not  purchase  additional  securities  while  borrowings  from banks exceed 5% of the Fund's total  assets.  Additional  information  about  borrowing  is  included in the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

..........Securities  Issued on a When-Issued or  Delayed-Delivery  Basis.  The Fund may purchase  securities on a "when-issued"  basis, that is,  delivery of and payment for the  securities is not fixed at the date of purchase,  but is set after the securities are issued
(normally  within  forty-five  days  after  the  date  of the  transaction).  The  Fund  also  may  purchase  or sell  securities  on a delayed-delivery  basis.  The payment  obligation  and the interest rate that will be received on the delayed  delivery-securities  are fixed  at  the  time  the  buyer  enters  into  the  commitment.  If the  Fund  purchases  a  when-issued  security  or  enters  into a delayed-delivery  agreement,  the Fund's  custodian  bank will segregate cash or other liquid assets in an amount at least equal to the when-issued  commitment or  delayed-delivery  agreement  commitment.  Additional  information  about  when-issued and  delayed-delivery transactions  and their risks is included in this  Statement and in the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

..........Short  Sales  "Against  the Box." As  described  in the  Trust's  Prospectus,  the Fund may from time to time make short sales against the box. To secure its obligation to deliver the securities sold short,  the Fund will deposit in escrow in a separate  account with its custodian an equal amount of the securities sold short or securities  convertible  into or exchangeable  for such  securities.
Because the Fund  ordinarily  will want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible  into the securities  sold short,  the Fund will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short,  rather than by delivering the  convertible  securities that it already holds.

..........The Fund will make a short sale, as a hedge,  when it believes that the price of a security may decline,  causing a decline in the value of a security owned by the Fund or a security  convertible into or exchangeable  for such security.  In such case, any future losses in the Fund's  long  position  should be  reduced by a gain in the short  position.  Conversely,  any gain in the long  position should be reduced by a loss in the short  position.  The extent to which such gains or losses are  reduced  will depend upon the amount of the security sold short relative to the amount the Fund owns,  either  directly or indirectly,  and, in the case where the Fund owns convertible  securities,  changes in the conversion  premium.  In determining  the number of shares to be sold short against the Fund's position in a convertible  security,  the  anticipated  fluctuation  in the conversion  premium is  considered.  The Fund may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

..........Foreign  Securities.  The Fund normally  invests  primarily in foreign  securities,  including  American  Depositary  Receipts
("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered form, are designed for use in the United States securities  markets,  and EDRs, in bearer form,  are designed for use in European  securities  markets.  ADRs and EDRs may be listed on stock exchanges,  or traded in OTC markets in the United States or Europe,  as the case may be. ADRs, like other  securities  traded in the United States, will be subject to negotiated commission rates.

..........To the extent the Fund invests in  securities  denominated  in foreign  currencies,  the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency,  as well as the availability and status of foreign  securities  markets.
The Fund's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including common and preferred stock,  depositary  receipts for stock and fixed income or equity securities  exchangeable for or convertible into stock)  of  foreign  companies  that  generally  are  listed  on a  recognized  foreign  securities  exchange  or  traded  in a foreign over-the-counter  market.  The Fund may also invest in foreign securities listed on recognized U.S.  securities  exchanges or traded in the U.S. over-the-counter market.

..........Investments by the Fund in foreign  securities,  whether  denominated  in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and  Investment  Methods."  Investment by the Fund
in ADRs,  EDRs and  similar  securities  also may entail  some or all or these  risks.  The  Sub-advisor  seeks to  mitigate  the risks associated with foreign investment through diversification and active professional management.

...................Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging markets  generally  include every country in the world other than the developed European countries (primarily in Western Europe), the United States,  Canada,  Japan,  Australia,  New Zealand, Hong
Kong and Singapore.  The characteristics of markets can change over time.  Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the lack of adequate  custody  arrangements  for the Fund's  assets,  overly burdensome  repatriation and similar restrictions,  the lack of organized and liquid securities markets,  unacceptable  political risks or other reasons.  As desirable  opportunities  to invest in securities in emerging  markets  develop,  the Fund may expand and further broaden the group of emerging markets in which it invests.

..........Many of the risks  relating  to  foreign  securities  generally  will be  greater  for  emerging  markets  than for  developed countries.  Many emerging  markets have experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations in  inflation  rates have had and may  continue to have very  negative  effects on the  economies  and  securities  markets for certain developing  markets.  Economies in emerging markets  generally are heavily  dependent upon  international  trade and accordingly,  have been and may continue to be affected adversely by trade barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures  imposed or negotiated by the countries  with which they trade.  These  economies also have been and may continue to be affected  adversely by economic  conditions in the countries with which they trade.  There also may be a lower level of securities market monitoring and regulation of developing  markets and the activities of investors in such markets,  and enforcement of existing  regulations has been extremely  limited.  The possibility of revolution and the dependence on foreign economic  assistance may be greater in these countries than in developed countries.

..........In addition,  brokerage  commissions,  custodial  services and other costs relating to investment in foreign markets are often higher than the costs of investing in the United  States;  this is  particularly  true with respect to emerging  markets.  Such markets have different  settlement and clearance  procedures.  In certain  markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such settlement problems may cause emerging  market  securities to be illiquid.  The inability of the Fund to make intended  securities  purchases due to settlement problems could cause the Fund to miss  attractive  investment  opportunities.  Inability to dispose of a portfolio  security  caused by settlement  problems could result in losses to the Fund due to subsequent  declines in value of the portfolio  security or, if the Fund has entered  into a contract to sell the  security,  could  result in liability to the  purchaser.  Certain  emerging  markets may lack clearing  facilities  equivalent to those in developed  countries.  Accordingly,  settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

..........The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices for the Fund's  portfolio  securities  in such markets may not be readily  available.  The Fund's  portfolio  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

..........Portfolio  Turnover.  Any  particular  security  will be sold,  and the proceeds  reinvested,  whenever  such action is deemed prudent  from the  viewpoint  of the Fund's  investment  objective,  regardless  of the  holding  period of that  security.  Additional information  about portfolio  turnover is included in this Statement under "Portfolio  Transactions"  and the Trust's  Prospectus under
"Portfolio Turnover."

         Options, Futures and Currency Strategies.  The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments.  These instruments are often referred to as
"derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Fund of options,  futures  contracts and forward currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be  imperfect  correlation,  or even no correlation,  between the price  movements or an instrument  (such as an option  contract) and the price  movements of the  investments being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential decline in a security and the security does decline in price,  the put option's  increased  value may not  completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the  investments  being  hedged,  such as changing  interest  rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

          The Fund will not enter into a hedging  transaction if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Fund.

         Additional information on these instruments is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover.  Transactions using forward contracts,  futures contracts and options (other than options purchased by a Fund)
expose the Fund to an  obligation  to another  party.  A Fund will not enter into any such  transactions  unless it owns  either (1) an offsetting  ("covered")  position in securities,  currencies,  or other options,  forward contracts or futures contracts or (2) cash or liquid assets with a value  sufficient at all times to cover its potential  obligations not covered as provided in (1) above.  The Fund will comply with SEC guidelines  regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding  forward  contract,  futures contract or option is open,  unless they are replaced  with other  appropriate  assets.  If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  Writing Call  Options.  The Fund may write (sell)  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  Writing call  options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The Fund may write (sell) put options on  securities,  futures  contracts,  forward  contracts, indices and  currencies.  The Fund would write a put option at an exercise price that,  reduced by the premium  received on the option, reflects  the lower price it is willing to pay for the  underlying  security,  contract  or  currency.  The risk in such a  transaction would be that the market price of the  underlying  security,  contract or currency  would  decline  below the  exercise  price less the premium received.

                  Purchasing  Put Options.  The Fund may purchase put options on  securities,  futures  contracts,  forward  contracts, indices and  currencies.  The Fund may enter into  closing sale  transactions  with respect to such  options,  exercise  such option or permit such option to expire.

         The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options.  For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as "put spreads."  Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call  Options.  The Fund may purchase  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund may enter into closing sale  transactions  with respect to such  options,  exercise such options or permit such options to expire.

         The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation)
and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates.  The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of investment in index  options may be greater than options on  securities.  Because index options  are  settled  in cash,  when the Fund  writes a call on an index it cannot  provide in advance  for its  potential  settlement obligations  by acquiring and holding the  underlying  securities.  The Fund can offset some of the risk of writing a call index option position by holding a diversified  portfolio of securities similar to those on which the underlying index is based.  However,  the Fund cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations  on Options.  The Fund will not write options if,  immediately  after such sale,  the aggregate  value of securities or  obligations  underlying  the  outstanding  options  exceeds 20% of the Fund's total  assets.  The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

                  Interest Rate,  Currency and Stock Index Futures Contracts.  The Fund may enter into interest rate, currency or stock index  futures  contracts  (collectively,  "Futures"  or  "Futures  Contracts")  and options on Futures as a hedge  against  changes in prevailing  levels of interest  rates,  currency  exchange  rates or stock  price  levels,  respectively,  in order to  establish  more definitely  the effective  return on securities  or  currencies  held or intended to be acquired by it. The Fund's  hedging may include sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset  against the effect of expected  declines in interest  rates,  and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place.  A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures
Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading thereon in the United States are regulated under the
Commodity Exchange Act and by the CFTC.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Fund were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward  Contracts.  A forward  contract is an obligation,  usually arranged with a commercial bank or other currency dealer,  to purchase or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The Fund either may accept or make  delivery of the currency at the  maturity of the forward  contract.  The Fund may also,  if its contra party agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase  or sale of an  offsetting  contract.  Forward contracts  are  traded  over-the-counter,  and not on  organized  commodities  or  securities  exchanges.  As a result,  it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Other Investment Companies.  The Fund may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval.  The following limitation is applicable to the ASAF
Strong International Equity Fund.  This limitation is not a "fundamental" restriction, and may be changed by the Directors without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund (formerly, the ASAF Janus Overseas Growth Fund) is to seek long-term growth of capital.

Investment Policies:

..........Futures, Options and Other Derivative Instruments.  The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging).  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly.  The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the
Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so.  For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment
Methods."

..........Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S.
dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

..........Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.  For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the  Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Zero-Coupon, Pay-In-Kind and Step Coupon Securities.  The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities.  For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

..........Pass-Through Securities.  The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests.  A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund.  For an additional discussion of pass-through securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain
Risk Factors and Investment Methods."

..........Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European
Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs,
Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

..........Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  The Fund will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account.  For a discussion of reverse repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Other Income-Producing Securities.  Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

..........         Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

..........         Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

..........         Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters.  The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
William Blair International Growth Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval:

..........1.       The Fund will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

..........3.       The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........4.       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........5.       The Fund does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates.

..........6.       The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

..........7.       The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the
Directors of the Company, may determine that a readily available market exists for securities eligible for resale pursuant to Rule
144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper.
Accordingly, such securities may not be subject to the foregoing limitation.

..........8.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

..........In general, within the restrictions outlined herein, the Fund has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions.  It will be the
Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below.  It is the Sub-advisor's intention that the Fund will generally consist of equity securities. However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Foreign Currency Transactions and Forward Contracts.  The Fund may conduct foreign currency transactions on a spot basis
(i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies).  Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

         Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.  Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         The following summarizes the principal currency management strategies for the Fund involving forward contracts.  The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

(1)......Settlement Hedges or Transaction Hedges.  When the Sub-advisor wishes to lock in the U.S. dollar price of a foreign currency
         ---------------------------------------
denominated security when the Fund is purchasing or selling the security, the Fund may enter into a forward contract to do so.  This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e.,
"settled).  Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the
Sub-advisor.  This strategy is often referred to as "anticipatory hedging."

(2)......Position Hedges.  When the Sub-advisor believes that the currency of a particular foreign country may suffer substantial
         ---------------
decline against the U.S. dollar, the Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.  This use of a forward contract is sometimes referred to as a "position hedge."  For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value.  This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

         The Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated.  This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures.  Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies.  However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund's best interests may be served.

         At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an  "offsetting"
forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market  (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

(3)......Shifting Currency Exposure.  The Fund may also enter into forward contracts to shift its investment exposure from one
         --------------------------
currency into another.  This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.  For example, if the Sub-advisor believes that the U.S. dollar may suffer a substantial decline against the Euro, it could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars.  This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

         Successful use of currency management strategies will depend on the Sub-advisor's skill in analyzing currency values.
Currency management strategies may substantially change the Fund's investment exposure to changes in currency rates and could result in losses to the Fund if currencies do not perform as the Sub-advisor anticipates.  For example, if a currency's value rose at a time when the Sub-advisor hedged the Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation.  Similarly, if the Sub-advisor increases the Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss.  There is no assurance that the Sub-advisor's use of foreign currency management strategies will be advantageous to the Fund or that they will hedge at appropriate times.

         The Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value
is tied to, the currency underlying the forward contract or the currency being hedged.   To the extent that the Fund is not able to
cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

         For an additional discussion of foreign currency contracts and forward contracts and the risks involved therein, see this
Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Derivative  Securities.  To the extent permitted by its investment  objectives and policies  discussed  elsewhere herein,  the
Fund may invest in  securities  that are commonly  referred to as  "derivative"  securities.  Certain  derivative  securities  are more accurately  described  as  "index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose  value  or performance  is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest  rates,  indices  or other financial indicators ("reference indices").

..........Some  "derivatives,"  such as  mortgage-backed  and  other  asset-backed  securities,  are in many  respects  like  any  other investment, although they may be more volatile or less liquid than more traditional debt securities.

..........The Fund may not invest in a  derivative  security  unless the  reference  index or the  instrument  to which it relates is an eligible  investment  for the  Fund.  For  example,  a  security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

..........The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

..........There is a range of risks associated with derivative investments, including:

o........the risk that the underlying  security,  interest rate,  market index or other  financial asset will not move in the direction the portfolio manager anticipates;

o        the  possibility  that there may be no liquid  secondary  market,  or the  possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Company's  Board of Directors as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Fund may enter into futures contracts,  options or options on futures  contracts.  The Fund may not, however, enter into a futures transaction for speculative purposes.  Generally, futures transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for  securities  in which the Fund  generally  invests at a time when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling futures,  buying puts and writing calls,  hedge the Fund's  investments  against price fluctuations.  Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the Fund's  exposure to market  fluctuations,  the use of futures  contracts may be a more effective  means of hedging this exposure.  While the Fund will pay brokerage  commissions in connection with opening and closing out futures  positions,  these costs are lower than the  transaction  costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on  securities  indices  that are  consistent  with the Fund's investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal  Bonds for fixed income  funds, or the S&P 500 Index for equity  funds.  The Fund also may engage in futures and  options  transactions  based on specific  securities, such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Fund  purchases  or sells a bond,  no price is paid or  received by the Fund upon the  purchase or sale of the future.  Initially,  the Fund will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure  completion  of the contract
(delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery  date.  Minimum  initial margin  requirements  are established by the futures  exchanges and may be revised.  In addition,  brokers may establish margin deposit requirements  that are higher  than the  exchange  minimums.  Cash held in the  margin  account  is not  income  producing.  Subsequent payments,  called  variation  margin,  to and from  the  broker,  will be made on a daily  basis as the  price of the  underlying  debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets involves certain risks,  which are described in more detail in this SAI and the Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods." The  Sub-advisor  will seek to minimize  these risks by limiting the contracts  entered into on behalf of the Fund to those traded on national  futures  exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Fund obtains the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The Fund can  terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is  exercised,  the Fund  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures  contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so,  the Fund may write (or sell) call  options  that  obligate  it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option  premiums  would  mitigate the effects of price  declines,  the Fund would give up some ability to participate in a price  increase on the underlying  instrument.  If the Fund were to engage in options  transactions,  it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies with Limited Operating History.  The Fund may invest in the securities of issuers with limiting operating history.  The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers.  By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Fund.  In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history.  The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales.  The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller.  While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of
Governors of the Federal Reserve.  If the Fund engages in a short sale the collateral account will be maintained by the Fund's custodian.  While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost.  These securities would constitute the Fund's long position.

         If the Fund sells short securities that it owns, any future gains or losses in the Fund's long position should be reduced by a gain or loss in the short position.  The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt Obligations.  The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries.  Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations.  Sovereign debt of developing countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio Turnover.  The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated
objective of the Fund, even if the same security has only recently been sold.  The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the
Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Fund may increase its equity position and decrease its cash position.  However, it should be expected that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the
Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high.  Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
American Century International Growth Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

ASAF DEAM INTERNATIONAL EQUITY FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

..........Options On Stock Indices and Stocks.  An option is a right to buy or sell a security at a specified price within a limited period of time.  The Fund may write ("sell") covered call options on any or all of its portfolio securities.  In addition, the Fund may purchase options on securities.  The Fund may also purchase put and call options on stock indices.

..........The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the
Sub-advisor shall determine to be appropriate.  No specified percentage of the Fund's assets is invested in securities with respect to which options may be written.  The extent of the Fund's option writing activities will vary from time to time depending upon the
Sub-advisor's evaluation of market, economic and monetary conditions.

..........When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase.  The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position.  If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

..........The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

..........Options written by the Fund will normally have expiration dates between three and nine months from the date written.  The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written.  From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

..........A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.  The Fund purchases put options on stock indices to protect the portfolio against decline in value.  The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements.  Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives.  When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later.  The purpose of these transactions is not to generate gain, but to "hedge" against possible loss.  Therefore, successful hedging activity will not produce net gain to the Fund.  Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested.
In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

..........Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts.  Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor.  As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

..........One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless.  However, this risk is limited to the premium paid by the Fund.  Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position.  It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open.  In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option.  For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

..........Futures Contracts.   The Fund may enter into futures contracts (or options thereon) for hedging purposes.  U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC")
and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market.  Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

..........The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities.  For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the
Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have.  The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments.  However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

..........Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices.  This technique is sometimes known as an anticipatory hedge.  Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

..........The Fund may also enter into interest rate and foreign currency futures contracts.  Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government
National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.  Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

..........The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into.  In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%.  In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.  The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes.  As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.  The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

..........Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000.  This is called "initial margin."
Such initial margin is in the nature of a performance bond or good faith deposit on the contract.  However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker.  Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable.  In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

..........Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets.  Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions.  If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value.  As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.  For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Options on Futures Contracts.  The Fund may purchase put and call options on futures contracts.  An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated
expiration date.  Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

..........A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

..........An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires.  Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date.  A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date.  A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

..........The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  See "Options on Foreign Currencies" below.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument.  As with the purchase of futures contracts, when the
Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund against the risk of falling prices.  For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's
Prospectus under "Certain Risks Factors and Investment Methods."

..........Options on Foreign Currencies.  The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.  For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant.  In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency.  If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted.  Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

..........Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and
Exchange Commission (the "SEC"), as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

..........The purchase and sale of exchange-traded  foreign currency options,  however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding  adverse market  movements,  margining of options written,  the nature of the foreign  currency  market,  possible  intervention  by governmental  authorities,  and the effects of other political and
economic  events.  In  addition,   exchange-traded   options  on  foreign  currencies  involve  certain  risks  not  presented  by  the over-the-counter  market.  For example,  exercise and  settlement of such options must be made  exclusively  through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement,  such as technical  changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

..........Risk Factors of Investing in Futures and Options.  The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests.
Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time.  In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

..........The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments.  Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.  Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences.  As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

..........In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.  For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Securities.  Investments in foreign countries involve certain risks which are not typically associated with U.S.
investments.  For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under
"Certain Risk Factors and Investment Methods."

..........Forward Contracts for Purchase or Sale of Foreign Currencies.  The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market.  When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
The Fund generally will not enter into forward contracts with a term greater than one year.  In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received.
Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.  The Fund will not speculate in forward contracts.

..........Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency.  In addition, the Fund may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged.  Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

..........At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

..........Dealings in forward contracts by the Fund will be limited to the transactions described above.  Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.  For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and
Investment Methods."

..........Securities That Are Not Readily Marketable.  The Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments that are not readily marketable.  As security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.  The Fund may invest in restricted securities, subject to the foregoing 15% limitation.  "Restricted"
securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale.  Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering.

..........The Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price.  In addition, in order to resell such a security, the Fund might have to bear the expense and incur the delays associated with effecting registration.  In purchasing such securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

..........Rule 144A Securities.  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity or such investments.

..........Rule 144A under the 1933 Act, establishes a "safe harbor" from the registration of the 1933 Act for resales of certain securities to qualified institutional buyers.  The Fund may invest in Rule 144A securities that may or may not be readily marketable.  Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable.  However, an insufficient number of qualified institutional buyers interested in purchasing a Rule
144A security held by the Fund could affect adversely the marketability of the security.  In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

..........Lower-Rated or Unrated Fixed-Income Securities.  The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase.  (This limitation does not apply to convertible securities and preferred stocks.)  Investments in lower-rated or unrated securities are generally considered to be of high risk.  These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due.  The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk.  For a description of securities ratings, see the
Appendix to this Statement.  The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security.  Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

..........Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates.  An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values.  Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics.  In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P.  Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

..........Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities.  In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities.  Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing.  In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings.  Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value.  Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities.  The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.
The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds.  For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant.  No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

..........Convertible Securities.  The Fund may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market.  Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time.
Warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of warrants do not necessarily move parallel to the prices of underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

..........Temporary Defensive Investments.  Up to 100% of the assets of the Fund may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions.  U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities.  Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United
States Treasury.  Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality.  The Fund also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). For more information on mortgage-backed securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
DeAM International Equity Fund.  These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.  The Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

..........2.       Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

..........3.       Purchase securities of other investment companies except in compliance with the 1940 Act;

..........4.       Invest in companies for the purpose of exercising control or management.

..........5.       Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

..........6.       Sell securities short.

..........In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

..........If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Janus  Small-Cap  Growth Fund) is capital  growth.
Realization of income is not a significant  investment  consideration and any income realized on the Fund's investments  therefore will be incidental to the Fund's objective.

Investment Policies:

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the provisions of Section 12(d)(1) of the 1940 Act.

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are described in the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Holders of unsponsored ADRs generally bear all the costs of the ADR  facility,  whereas  foreign  issuers  typically  bear  certain  costs in a sponsored  ADR.  The bank or trust company  depositary  of an  unsponsored  ADR may be under no  obligation to  distribute  shareholder  communications  received from the foreign  issuer  or to pass  through  voting  rights.  The Fund may also  invest  in  European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

..........Futures,  Options and Forward  Contracts.  The Fund may enter into futures  contracts on securities,  financial  indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices, and foreign currencies, and forward  contracts.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets.  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the Fund is  permitted  to  invest  directly.  The Fund will  effect  such  transactions  only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures  adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option purchased or the amount of the Fund's  obligations  under an option it has written,  as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction when the  Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and instruments and certain of their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights,  bonds,  notes and preferred stocks which are convertible  into or  exchangeable  for common stocks.  Convertible  securities have  characteristics  similar to both fixed income and equity  securities.  Because of the  conversion  feature,  the market value of convertible  securities  tends to move together with the market value of the  underlying  common  stock.  As a result,  the Fund's  selection of  convertible  securities  is based,  to a great extent,  on the potential for capital  appreciation  that may exist in the underlying  stock.  The value of  convertible  securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right,  but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued  and  Delayed-Delivery  Securities.   When-issued  and  delayed-delivery  securities  are  securities  subject  to settlement on a future date. For fixed income  securities,  the interest rate realized on when-issued  or  delayed-delivery  securities is fixed as of the  purchase  date and no  interest  accrues to the Fund  before  settlement.  These  securities  are subject to market fluctuation  due to changes in market  interest rates and will have the effect of leveraging  the Fund's assets.  The Fund is permitted to invest in forward  commitments or when-issued  securities  where such purchases are for investment and not for leveraging  purposes.
One or more segregated  accounts will be established  with the Fund's  custodian bank, and the Fund will maintain liquid assets in such accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.

         Small and Medium  Capitalization  Stocks.  Investments  in common stocks in general are subject to market risks that may cause their prices to fluctuate  over time.  Therefore,  an investment in the Fund may be more suitable for long-term  investors who can bear the risk of these  fluctuations.  While the Sub-advisor  intends to invest in small  capitalization  companies that have strong balance sheets and favorable business prospects,  any investment in small  capitalization  companies involves greater risk and price volatility than that  customarily  associated  with  investments  in larger,  more  established  companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial  resources,  narrow product lines and frequent lack of management depth. The securities of small capitalization  companies are often traded in the  over-the-counter  market, and might not be traded in volumes  typical of securities  traded on a national  securities  exchange.  Thus, the securities of small  capitalization companies  are likely to be less liquid,  and subject to more abrupt or erratic  market  movements,  than  securities  of larger,  more established companies.

         Over-The-Counter  Market.  The Fund will invest in  over-the-counter  stocks.  In contrast to the  securities  exchanges,  the over-the-counter  market is not a  centralized  facility  which limits  trading  activity to securities  of companies  which  initially satisfy certain defined standards.  Generally,  the volume of trading in an unlisted or over-the-counter  common stock is less than the volume of trading in a listed  stock.  This means that the depth of market  liquidity  of some stocks in which the Fund invests may not be as great as that of other  securities  and,  if the Fund were to dispose  of such a stock,  they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
PBHG  Small-Cap  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the  Directors  without shareholder approval.

..........1.       The Fund will not change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

 ........3.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The  Directors,  or the Fund's  Sub-advisor  acting  pursuant to  authority  delegated by the
Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and municipal  lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

..........5.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF DeAM Small-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund (formerly, the ASAF Scudder Small-Cap Growth Fund) is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Fund's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option, the
Fund owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Fund may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options.  The Fund may deal in over-the-counter traded options ("OTC options").  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the
Sub-advisor and verified in appropriate cases.  In writing OTC options, the Fund receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities.  Accordingly, the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Fund currently will not engage in OTC options transactions if the amount invested by the
Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in other illiquid securities, would exceed 15% of the Fund's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements the
Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price").  The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices.  The Fund, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation.  When the Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Fund may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Fund may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Fund's pursuit of its investment objective.  Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Fund's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized Obligations.  The Fund may invest in asset-backed and mortgage-backed securities, including interest only
("IO") and principal only ("PO") securities (collectively, "collateralized obligations").  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Fund.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Fund's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

         Inverse Floaters. The Fund may also invest in "inverse floaters."  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF DeAM
Small-Cap Growth Fund.  These limitations are not "fundamental" restrictions and may be changed without shareholder approval.  The
Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

ASAF Gabelli Small-CaP Value Fund:

Investment Objective:  The investment objective of the Fund (formerly, the ASAF T. Rowe Price Small Company Value Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

..........Although primarily all of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks.  The fixed-income securities in which the Fund may invest include, but are not limited to, those described below.  See this SAI under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

..........U.S. Government Obligations.  Bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

..........U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association, Government National Mortgage Association, Federal Home
Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal
Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

..........Bank Obligations.  Certificates of deposit, bankers' acceptances, and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.  The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

..........Short-Term Corporate Debt Securities.  Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

..........Commercial Paper.  Short-term promissory notes issued by corporations primarily to finance short-term credit needs.  Certain notes may have floating or variable rates.

..........Foreign Government Securities.  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

..........Savings and Loan Obligations.  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

..........Supranational Entities.  The Fund may also invest in the securities of certain supranational entities, such as the
International Development Bank.

..........Lower-Rated Debt Securities.  The Fund's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds."  The Fund will not purchase a junk bond if immediately after such purchase the Fund would have more than 5% of its total assets invested in such securities.  Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities.  However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities.  Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments.  Such securities are also subject to special risks, discussed below.  Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk.  There can, of course, be no assurance that the Fund will achieve its investment objective.

..........After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security.  To the extent that the ratings given by
Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

..........Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.  Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher quality bonds.  For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Writing Covered Call Options.  The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund.  In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

..........The Fund will write only covered call options.  This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

..........Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return.  When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.  The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

..........Call options written by the Fund will normally have expiration dates of less than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

..........The premium received is the market value of an option.  The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.
Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund.  This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

..........The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets.  In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

..........Writing Covered Put Options.  The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

..........The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the
Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)  The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency.  In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the
Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Fund.  In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

..........The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets.  In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing Put Options.  The Fund may purchase American or European style put options.  As the holder of a put option, the
Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.  An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

..........The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing Call Options.  The Fund may purchase American or European style call options.  As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period
(American style) or at the expiration of the option (European style).  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.  Examples of such uses of call options are provided in this SAI under "Certain
Risk Factors and Investment Methods."

..........The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

..........Dealer (Over-the-Counter) Options.  The Fund may engage in transactions involving dealer options.  Certain risks are specific to dealer options.  While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.  For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Futures Contracts:

..........         Transactions in Futures.  The Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts").  The Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

..........         Stock index futures contracts may be used to attempt to hedge a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  The Fund may purchase or sell futures contracts with respect to any stock index.  Nevertheless, to hedge the Fund successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's securities.

..........         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund.  In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

..........         The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

..........         Regulatory Limitations.  The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

..........         The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options."  This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to
5%.

..........         In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position)
will be employed.  Assets used as cover cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Fund's assets as cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

..........Options on Futures Contracts.  The Fund may purchase and sell options on the same types of futures in which it may invest.
As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc.  Such aggregated orders would be allocated among the Fund and such other portfolios managed by the Sub-advisor in a fair and non-discriminatory manner.  See this SAI and Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

..........Additional Futures and Options Contracts.  Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so.  Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Foreign Futures and Options.  The Fund is permitted to invest in foreign futures and options.  For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Securities.   The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.  There are special risks in foreign investing.  Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest.  Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle
East.  For an additional discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

..........The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio.  The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.  Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency.
Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, the
Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the
Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

..........The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and policies.  However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

..........At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

..........If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss
(as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

..........The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Fund is not required to enter into forward contracts with regard to its  foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

..........Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign currency transactions, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts.  The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as
Section 1256 contracts or straddles.

..........Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time.  Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and
40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as entirely as ordinary income or loss).  The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

..........Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

..........Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least
90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.  Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the
90% requirement.

..........As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders.  The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

..........Hybrid Instruments.  Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments  with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments).  Hybrid
Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  For a discussion of certain risks involved in investing in hybrid instruments see this SAI under "Certain Risk Factors and Investment Methods."

..........Reverse Repurchase Agreements.  Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so.  Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

         Short Sales.  The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.  The Fund may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short, the Fund will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

..........Warrants.  The Fund may acquire warrants.  For a discussion of certain risks involved therein, see this SAI under "Certain
Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Fund may invest in small,  less well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies  may have a limited  trading  market,  which may adversely  affect their  disposition and can result in their being priced lower than might  otherwise be the case. If other  investment companies and investors who invest in such issuers  trade the same  securities  when the Fund attempts to dispose of its holdings,  the
Fund may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic  market price  immediately  prior to the  announcement  of the tender offer or  reorganization  proposal.  However,  the increased  market  price of such  securities  may also  discount  what the stated or appraised  value of the  security  would be if the contemplated  transaction  were  approved  or  consummated.  Such  investments  may be  advantageous  when the  discount  significantly overstates  the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be  received  by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the  possibility  that the offer or proposal  may be replaced  or  superseded  by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated  transaction,  but also the  financial  resources  and  business  motivation  of the offeror as well as the dynamic of the  business  climate when the offer or proposal is in progress.

         In making such investments, the Fund will be subject to its diversification and other investment restrictions, including the requirement that, except with respect to 25% of its assets, not more than 5% of its assets may be invested in the securities of any issuer (see this SAI under "Fundamental Investment Restrictions").  Because such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover rate, thereby increasing its brokerage and other transaction expenses.  The
Sub-advisor intends to select investments of the type described that, in its view, have a reasonable prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

..........Lending of Fund Securities.  Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis.  The collateral received will consist of cash or U.S. government securities.
While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

..........When-Issued Securities and Forward Commitment Contracts.  The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis.  Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards.  The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  For a discussion of these securities and the risks involved therein, see this
SAI under "Certain Risk Factors and Investment Methods."

..........Money Market Securities.  The Fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the  ordinary  course of their business,  acquire  for their own  account or for the  accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities  of companies  that may also be suitable for  investment  by the Fund.  The  securities  in which the Fund might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called
"poison pill" or other  defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their  advisory  accounts  have or  acquire  a  significant  position  in the same securities.  However,  the Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect  upon the Fund in seeking to achieve  its  investment  objectives.  In  addition,  orders for the Fund  generally  are  accorded priority  of  execution  over orders  entered on behalf of  accounts in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders  of the Sub-advisor or its affiliates.

..........Investment Policies Which May Be Changed Without Shareholder Approval.   The following limitations are applicable to the
ASAF Gabelli Small-Cap Value Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

..........1.       Effective July 31, 2002, change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

..........3.       Invest in companies for the purpose of exercising management or control;

..........4.       Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

..........5.       Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.
Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

..........6.       Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company
Act of 1940 or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

..........7.       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

..........8.       Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

..........9.       Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the
Company's Prospectus and this SAI;

..........10.      Sell securities short, except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

..........11.      Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

ASAF Goldman Sachs Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund (formerly, the ASAF Janus Mid-Cap Growth Fund) is to seek long-term growth of capital.

Investment Policies:

..........Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this
SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are described in the Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary  of an  unsponsored  ADR may be under no  obligation to  distribute  shareholder  communications  received from the foreign  issuer  or to pass  through  voting  rights.  The Fund may also  invest  in  European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor in excess of the  limitations of Section  12(d)(1)  under the terms of an SEC exemptive  order obtained by the  Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

..........Municipal  Obligations.  The Fund may invest in municipal  obligations  issued by states,  territories  and possessions of the
United  States and the  District  of  Columbia.  The value of  municipal  obligations  can be  affected  by changes in their  actual or perceived  credit quality.  The credit quality of municipal  obligations can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general  borrowing  purpose,  political  or  economic  developments  in the region  where the  security  is issued,  and the liquidity of the security.  Because  municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the  willingness  of dealers to make a market in the  security.  The liquidity of some  municipal  obligations  may be enhanced  by  demand  features,  which  would  enable  the Fund to demand  payment  on short  notice  from the  issuer  or a  financial intermediary.

..........Income-Producing  Securities.  Types of  income-producing  securities that the Fund may purchase include,  but are not limited to, (i) variable and floating rate  obligations,  which are securities having interest rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some interest rate index or market  interest  rate,  and (ii) tender option bonds, which are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the  institution  at periodic  intervals.  Variable and floating rate  obligations  often carry  demand  features  permitting  the holder to demand  payment of  principal  at any time or at  specified intervals  prior to maturity.  The Fund may also  acquire  standby  commitments,  which are  instruments  similar to puts that give the holder the option to obligate a broker,  dealer or bank to repurchase a security at a specified  price.  The Fund will purchase standby commitments,  tender option bonds and  instruments  with demand  features  primarily for the purpose of increasing the liquidity of its portfolio.  The Fund may also  invest in inverse  floaters,  which are debt  instruments  the  interest  on which  varies in an inverse relationship  to the interest rate on another  security.  If movements in interest rates are  incorrectly  anticipated,  the Fund could lose money or its net asset value  could  decline by the use of inverse  floaters.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund may also invest in strip bonds,  which are debt securities that are stripped of their interest (usually by a financial  intermediary)  after the securities  are issued.  The market value of these  securities  generally  fluctuates  more in response to changes in interest rates than interest-paying securities of comparable maturity.

..........Zero  Coupon,  Step  Coupon and  Pay-In-Kind  Securities.  The Fund may invest in zero  coupon,  pay-in-kind  and step  coupon securities.  Zero coupon  bonds are  described  in this SAI under  "Certain  Risk Factors and  Investment  Methods."  Step coupon bonds trade at a discount  from their face value and pay coupon  interest.  The coupon rate is low for an initial  period and then  increases to a higher coupon rate  thereafter.  The discount from the face amount or par value depends on the time remaining  until cash payments begin,  prevailing  interest  rates,  liquidity of the security  and the  perceived  credit  quality of the issuer.  Pay-in-kind  bonds normally  give the issuer an option to pay cash at a coupon  payment  date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Generally,  the market  prices of zero coupon,  step coupon and  pay-in-kind  securities  are more volatile than the prices of securities that pay interest  periodically  and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt  securities  having  similar  maturities  and credit  quality.  Additionally,  the Fund may have to sell  portfolio holdings so that it is able to distribute cash in order to satisfy current federal tax law  requirements to distribute  income accrued, but not actually received,  on zero coupon, step coupon and pay-in-kind  securities.  This may cause the Fund to incur capital gains or losses on such sales,  as well as reduce the assets to which Fund  expenses  could be  allocated  and reduce the rate of return for the
Fund. For additional  discussion of potential tax consequences of investing in zero coupon  securities,  see this SAI under "Additional
Tax Considerations."

..........High-Yield/High-Risk  Securities.  The Fund may  invest in bonds  that are rated  below  investment  grade.  The Fund may also invest in unrated debt  securities of foreign and domestic  issuers.  Unrated debt,  while not  necessarily of lower quality than rated securities,  may not have as broad a market.  Because of the size and  perceived  demand of the issue,  among  other  factors,  certain municipalities  may not incur the costs of obtaining a rating.  The Sub-advisor  will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party responsible for payments on the security,  in determining whether to purchase unrated municipal  bonds.  Unrated  bonds will be  included  in those bonds rated below  investment  grade  unless the  Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these  securities and a discussion of the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund may purchase defaulted  securities subject to the above limits,  but only when the Sub-advisor  believes,  based upon its analysis of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is  potential  for resumption of income  payments and that the securities  offer an unusual  opportunity  for capital  appreciation.  Notwithstanding  the
Sub-advisor's  belief as to the resumption of income,  however,  the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

..........         Financial and Market Risks.  Investments  in  securities  that are in default  involve a high degree of financial and market risks that can result in substantial  or, at times,  even total losses.  Issuers of defaulted  securities  may have  substantial capital needs and may become  involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be difficult to obtain  information  about their  condition.  The market  prices of  securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread between the bid and asked prices of such securities may be greater than normally expected.

..........         Disposition of Portfolio  Securities.  Although the Fund generally will purchase securities for which the Sub-advisor expects an active market to be  maintained,  defaulted  securities  may be less  actively  traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market  prices.  The Fund will limit  holdings of any such  securities to amounts that the Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

..........         Other.  Defaulted  securities  require active  monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Fund.

..........Reverse  Repurchase  Agreements.  The Fund may use reverse  repurchase  agreements to provide cash to satisfy  unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling  portfolio  securities,  or to earn additional  income on portfolio  securities,  such as Treasury bills or notes. The Fund will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse  repurchase  agreement  transaction.
This technique may also have a leveraging  effect on the Fund,  although the requirement for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

..........For an additional  discussion of reverse  repurchase  agreements and their risks, see the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

..........Futures,  Options and Forward  Contracts.  The Fund may enter into futures  contracts on securities,  financial  indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices, and foreign currencies, and forward  contracts.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets.  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options that are traded on United States and foreign securities  exchanges and  over-the-counter  on the types of  securities,  and on indices  based on the types of  securities,  in which the Fund is permitted to invest  directly.  The
Fund will effect  over-the-counter  options  transactions  only with  investment  dealers  and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Fund's  obligations  under an option it has written,  as the case may be, will be subject to the Fund's  limitation on illiquid  investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and  instruments  and certain of their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Eurodollar  Instruments.  The  Fund  may  make  investments  in  Eurodollar  instruments.   Eurodollar  instruments  are  U.S.
dollar-denominated  futures  contracts or options  thereon that are linked to the London  Interbank  Offered Rate  ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for  borrowings.  The Fund  might use  Eurodollar  futures contracts and options  thereon to hedge against changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its entitlement  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued  excess will be  maintained  in a  segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily  basis of its  obligations  with  respect  to the  swap.  The Fund will not  enter  into any  interest  rate  swap,  cap or floor transaction  unless the  unsecured  senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering  into such  transaction.  The  Sub-advisor  will monitor the creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction,  the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed  and,  accordingly,  are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund  would  risk the loss of the  payments  that it  contractually  is entitled  to  receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregation requirement described above.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Goldman Sachs Mid-Cap Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the Directors without shareholder approval.

..........1.       The Fund will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

 ........3.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

 ........4.       The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, margin and other deposits in connection with transactions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

..........5.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The  Directors,  or the Fund's  Sub-advisor  acting  pursuant to  authority  delegated by the
Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and municipal  lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

..........6.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Securities Loans.  In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.  The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation.  However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings.  There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options.  The Fund may write covered call options on securities it owns.  Generally, the purpose of writing those options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value.  Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the
Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Fund receives a premium for writing the call option.  The Fund writes only "covered" call options on securities it owns.  So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.
The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return.  When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise  price of an option may be below,  equal to, or above the market value of the  underlying  security at the time the option is written.  Options  normally have  expiration  dates between three and nine months from the date written.  The  obligation under any option  terminates  upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded  both on national  securities  exchanges  and in the  over-the-counter  ("OTC")  market.  Exchange-traded options are issued by a clearing  organization  affiliated with the exchange on which the option is listed;  the clearing  organization in effect  guarantees  completion of every  exchange-traded  option.  In contrast,  OTC options are contracts  between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its expiration only by entering into a "closing  purchase  transaction" with the dealer to whom or from whom the Fund originally  sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Fund for writing an option is  recorded  as a  liability  on the Fund's  statement  of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection with purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally  are higher than those  applicable  to  purchases  and sales of portfolio securities.

         From time to time, the Fund may purchase an underlying  security for delivery in accordance  with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio.  In those cases,  additional  brokerage  commissions are incurred.

         For an  additional  discussion  of options and their risks,  see this SAI and the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign Securities.  The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers
(including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.  These investments are subject to the Fund's quality standards.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities, (3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries.  The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments.
Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities.  Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities.
Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions.  The Fund may engage in foreign currency exchange transactions.  Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange
                                                 ----
market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts").  The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Fund may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks)
and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency.

         The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.  The Fund may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.  At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency.  If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the
Fund.  Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account.  The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost.  In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account.  The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts.  If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies.  The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency.  If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency.  This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency.  If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes.  For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired.  If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received.  However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset by the  amount  of the  premium.  As a result of writing options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might otherwise have been  obtained  from  favorable  movements in currency  exchange  rates.  Options on foreign  currencies  may be traded on U.S. or foreign exchanges,  or  over-the-counter.  Options on foreign currencies that are traded on the OTC market involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign  currency by the Fund is "covered" if the Fund owns the underlying  foreign  currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency  for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call  written  if the  amount  of the  difference  is  maintained  by the Fund in cash,  fixed  income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other  options,  as discussed  above and in this SAI under "Certain
Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments").  The Fund
will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities.  Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets.  As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.  The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock.  The Fund may invest in preferred stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer.  The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities").  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality;
consequently, securities with the same maturity, coupon, and rating may have different yields.  Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities  are subject to the risk of an issuer's  inability  to meet  principal  and interest  payments on the obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest  rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").  Lower-rated  securities are more likely to react to  developments  affecting  market and credit risk than are more highly  rated  securities,  which react  primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such  securities to make principal and interest  payments than is the case for  higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an increased  incidence of default.  The market for  lower-rated securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly traded  securities  requires  greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed  income  securities  held by the Fund  deteriorates  so that they no longer  would be eligible for purchase by the Fund,  the Fund will engage in an orderly  disposition  of the  securities  to the extent  necessary to ensure that the
Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities.  The Fund may invest in convertible securities of any quality.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.
Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.  The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.  Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be  volatile.  The price of a convertible  security often  reflects such  variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price  established  in the  security's governing  instrument.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in Section 4(2) of the Securities Act of 1933.  While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking and Savings Institution Securities.  The Fund may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions.  CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to
CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.  The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Neuberger  Berman Mid-Cap Growth Fund.  These  limitations are not  fundamental  restrictions  and can be changed  without  shareholder approval.

         1.       The Fund will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements,  exceed
5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         4.       The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration.  Transactions in futures contracts and options shall not constitute selling securities short.

         6.       The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Securities Loans.  In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.  The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation.  However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund's investment limitations and policies concerning borrowings.  There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call Options.  The Fund may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions.  Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund's net asset value.  Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Fund receives a premium for writing the call option.  The Fund writes only "covered" call options on securities it owns.  So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.
The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return.  When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise  price of an option may be below,  equal to, or above the market value of the  underlying  security at the time the option is written.  Options  normally have  expiration  dates between three and nine months from the date written.  The  obligation under any option  terminates  upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded  both on national  securities  exchanges  and in the  over-the-counter  ("OTC")  market.  Exchange-traded options are issued by a clearing  organization  affiliated with the exchange on which the option is listed;  the clearing  organization in effect  guarantees  completion of, every  exchange-traded  option.  In contrast,  OTC options are contracts between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its expiration only by entering into a "closing  purchase  transaction" with the dealer to whom or from whom the Fund originally  sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Fund for writing an option is  recorded  as a  liability  on the Fund's  statement  of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection with purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally  are higher than those  applicable  to  purchases  and sales of portfolio securities.

         For an  additional  discussion  of options and their risks,  see this SAI and the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign Securities.  The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers
(including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.
These investments are subject to the Fund's quality standards.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities, (3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.
Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation,
(2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and
(3) expropriation or nationalization of foreign portfolio companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company's Prospectus under "Certain Risk Factors and
Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries.  The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments.
Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities.  The Fund may invest in lower-rated foreign debt securities subject to the Fund's
15% limitation on lower-rated debt securities.  Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities.
Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions.  The Fund may engage in foreign currency exchange transactions.  Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange
                                                 ----
market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts").  The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks)
and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency.  The
Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.  At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency.  If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the
Fund.  Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account.  The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost.  In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account.  The amounts in such separate account will equal the value of the Fund's assets which are committed to the consummation of foreign currency exchange contracts.  If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies.  The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency.  If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency.  This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency.  If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes.  For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired.  If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received.  However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset by the  amount  of the  premium.  As a result of writing options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable  movements in currency  exchange rates.  Certain options on foreign  currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign  currency by the Fund is "covered" if the Fund owns the underlying  foreign  currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency  for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call  written  if the  amount  of the  difference  is  maintained  by the Fund in cash,  fixed  income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this SAI under "Certain
Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments").  The Fund
will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities.  Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets.  As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.  The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock.  The Fund may invest in preferred stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer.  The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities").  In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields.  Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and
Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities  are subject to the risk of an issuer's  inability  to meet  principal  and interest  payments on the obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest  rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").  Lower-rated  securities are more likely to react to  developments  affecting  market and credit risk than are more highly  rated  securities,  which react  primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such  securities to make principal and interest  payments than is the case for  higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an increased  incidence of default.  The market for  lower-rated securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly traded  securities  requires  greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities.  The Fund may invest in convertible securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.
Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.  The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.  Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be  volatile.  The price of a convertible  security often  reflects such  variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price  established  in the  security's governing  instrument.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in Section 4(2) of the Securities Act of 1933.  While such securities normally will be considered illiquid and subject to the Fund's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero Coupon Securities.   The Fund may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest.  Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more  volatile  than the prices of  securities  that pay interest periodically  and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities  having similar  maturities and credit  quality.  For a discussion of potential tax  consequences of investing in zero coupon  securities,  see this SAI under "Additional Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Neuberger  Berman Mid-Cap Value Fund.  These  limitations are not  fundamental  restrictions,  and can be changed  without  shareholder approval.

         1.       The Fund may not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed
5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         4.       The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration.  Transactions in futures contracts and options shall not constitute selling securities short.

         6.       The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

         7.       The Fund may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF Alger All-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In order to afford the Fund the  flexibility  to take  advantage  of new  opportunities  for  investments  in accordance  with its  investment  objective or to meet  redemptions,  it may, under normal  circumstances,  hold up to 15% of its total assets in money market  instruments  including,  but not limited to,  certificates of deposit,  time deposits and bankers'  acceptances issued by  domestic  bank and  thrift  institutions,  U.S.  Government  securities,  commercial  paper and  repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical  market  factors  suggests that common stock prices will decline sufficiently so that a temporary  defensive  position is deemed advisable,  the Fund may invest in cash,  commercial paper,  high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills,  notes,  bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt  Securities.  These are  outstanding  nonconvertible  corporate debt  securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  debt  securities  may have fixed,  variable,  or floating rates.  For  additional  discussion on Short-term  Corporate  Debt  Securities  see this SAI under "Certain Risk Factors and Investment
Methods."

         Commercial Paper.  These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

         Small  Capitalization  and  Related  Investments.  Certain  companies  in  which  the Fund  will  invest  may  still be in the developmental  stage.  Investing in smaller,  newer issuers generally involves greater risk than investing in larger,  more established issuers.  Such  companies  may have limited  product  lines,  markets or  financial  resources  and may lack  management  depth.  Their securities  may have limited  marketability  and may be subject to more abrupt or erratic price  movements  than  securities of larger, more  established  companies or the market averages in general.  The Fund also may invest in older companies that appear to be entering a new stage of growth progress owing to factors such as management  changes or development of new technology,  products or markets,  or companies  providing  products or services  with a high unit volume  growth rate.  These  companies  may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and  Rights.  The Fund may invest in  securities  convertible  into or  exchangeable  for equity  securities,  including  warrants and rights.  A warrant is a type of security that  entitles the holder to buy a  proportionate amount of common stock at a specified  price,  usually  higher than the market price at the time of issuance,  for a period of years or to perpetuity.  In contrast,  rights,  which also represent the right to buy common  shares,  normally have a subscription  price lower than the current  market value of the common  stock and a life of two to four weeks.  Warrants  may be freely  transferable  and may be traded on the major securities  exchanges.  For additional  discussion about  Convertible  Securities,  Warrants,  and Rights and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent otherwise  consistent with applicable law, the Fund may invest up to 5% of its total assets in Portfolio  Depositary  Receipts,  which are  exchange-traded  shares issued by  investment  companies,  typically  unit investment  trusts,  holding  portfolios  of common stocks  designed to replicate  and,  therefore,  track the  performance  of various broadly-based  securities  indices  or sectors of such  indices.  For  example,  the Fund may  invest in  Standard & Poor's  Depositary
Receipts(R)(SPDRs),  issued by a unit investment  trust whose  portfolio  tracks the S&P 500 Composite Stock Price Index, or Standard &
Poor's MidCap 400 Depositary Receipts(R)(MidCap SPDRs), which are similarly  linked to the S&P MidCap 400 Index.

         Lending of  Portfolio  Securities.  By lending its  securities,  the Fund can  increase  its income by  continuing  to receive interest or dividends on the loaned  securities as well as by either  investing the cash collateral or by earning income in the form of interest  paid by the  borrower  when  U.S.  Government  securities  are used as  collateral.  The Fund will  adhere  to the  following conditions  whenever  its  securities  are  loaned:  (a) the Fund must  receive at least 100  percent  cash  collateral  or  equivalent securities  from the  borrower,  (b) the borrower  must increase  this  collateral  whenever the market value of the loaned  securities including accrued interest exceeds the value of the collateral,  (c) the Fund must receive reasonable  interest on the loan, as well as any dividends,  interest or other  distributions  on the loaned  securities and any increase in market value, (d) the Fund may pay only reasonable  custodian fees in connection  with the loan. The Fund will not lend securities to the Investment  Manager,  the Sub-advisor or their  affiliates.  For additional  information on the lending of portfolio  securities and its risks see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The Fund may  purchase  put and call  options  and write  (sell) put and  covered  call  options on  securities  and securities indices to increase gain or to hedge against the risk of unfavorable price movements  although,  as in the past, it does not currently  intend to rely on these  strategies  extensively,  if at all. The Fund will  purchase or write  options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The Fund will only sell call  options  that are  "covered."  A call option  written by the Fund on a security is  "covered" if the Fund owns the  underlying  security  covered by the call or has an absolute and immediate  right to acquire that  security  without additional  cash  consideration  (or for additional  cash  consideration  held in a segregated  account) upon conversion or exchange of other  securities  held in its  portfolio.  A call  option is also  covered if the Fund holds a call on the same  security  as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the  exercise  price of the call  written  if the  difference  is  maintained  by the  Fund in cash or other  liquid  assets  in a segregated  account.  If the Fund writes a put option,  the Fund will  segregate  cash or other liquid assets with a value equal to the exercise  price,  or else hold a put on the same  security as the put written  where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         Although the Fund will  generally not purchase or write options that appear to lack an active  secondary  market,  there is no assurance that a liquid  secondary market on an exchange will exist for any particular  option.  In such event it might not be possible to effect  closing  transactions  in  particular  options,  so that the Fund would have to exercise  its option in order to realize any profit and would incur  brokerage  commissions  upon the exercise of the options.  If the Fund,  as a covered  call option  writer,  is unable to effect a closing purchase  transaction in a secondary market,  it will not be able to sell the underlying  security until the option expires, until it delivers the underlying security upon exercise, or until it otherwise covers the position.

         In addition to options on  securities,  the Fund may also  purchase and sell call and put options on securities  indices.  The
Fund may offset its position in stock index options prior to  expiration  by entering into a closing  transaction  on an exchange or it may let the option  expire  unexercised.  The Fund will not  purchase  these  options  unless the  Sub-advisor  is  satisfied  with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Fund will not purchase  options if, as a result,  the aggregate cost of all outstanding  options exceeds 10% of the Fund's total  assets.  No more than 5% of the Fund's  total  assets will be committed  to options  transactions  entered into for  non-hedging
(speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures.  Futures are generally  bought and sold on the  commodities  exchanges where they are listed.  A stock index future  obligates  the seller to deliver (and the purchaser to take) an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific  stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

         While  incidental to its securities  activities,  the Fund may purchase index futures as a substitute for a comparable  market position in the underlying  securities.  Securities  index futures might be sold to protect  against a general  decline in the value of securities of the type that comprise the index.  Put options on futures  might be purchased to protect  against  declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to  compensate  for the  imperfect  correlation  of  movements  in the price of the  securities  being hedged and movements  in the price of the stock index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the  historical  volatility of the stock index futures has been less or greater than that of the  securities.  Such "over  hedging" or "under  hedging" may adversely  affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

         The Fund will sell  options on stock  index  futures  contracts  only as part of closing  transactions  to  terminate  options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The Fund's  use,  if any,  of stock  index  futures  and  options  thereon  will in all cases be  consistent  with  applicable regulatory  requirements  and in particular the rules and  regulations of the CFTC and will be entered into only for bona fide hedging, risk  management or other portfolio  management  purposes.  If the Fund exercises an option on a futures  contract it will be obligated to post initial  margin (and  potential  subsequent  variation  margin) for the  resulting  futures  position  just as it would for any position.  In order to cover its potential  obligations  if the Fund enters into futures  contracts or options  thereon,  the Fund will maintain a  segregated  account  which will  contain  only liquid  assets in an amount  equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional  information  about futures  contracts and related  options,  see this SAI and the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Borrowing.  The Fund may borrow from banks for temporary or emergency  purposes.  If asset coverage for such borrowings should decline  below the required  300% as a result of market  fluctuations  or other  reasons,  the Fund may be required to sell some of its portfolio  holdings to reduce the debt and restore the 300% asset coverage,  even though it may be  disadvantageous  from an investment standpoint  to sell  securities  at that time.  Additional  information  about  borrowings  and its risks is included in the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alger  All-Cap  Growth  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be  changed by the  Directors  without shareholder approval.  The Fund will not:

1........Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary for clearance of purchases of portfolio securities and (ii) the Fund may take margin deposits in connection with futures contracts or other permissible investments;

2........Mortgage,  pledge,  hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible  borrowings or investments and then such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

3. ......Invest in oil, gas or mineral leases.

4. ......Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5. ......The Fund may not invest more than 15% of the assets of the Fund (taken at the time of the investments) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements, but other than Rule 144A securities deemed liquid by the Board of Directors or under guidelines adopted by the Board of Directors), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

ASAF GABELLI ALL-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Fund may invest in convertible  securities when it appears to the Fund's Sub-advisor that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible  security,  the Sub-advisor  places primary emphasis on the  attractiveness of the underlying common stock and the potential for capital growth through  conversion.  The Fund will normally purchase only investment grade  convertible debt securities  having a rating of, or equivalent to, at least "BBB" (which securities may have  speculative  characteristics)  by Standard & Poor's Rating  Service  ("S&P") or, if unrated,  judged by the  Sub-advisor to be of comparable  quality.  However,  the Fund may also  invest up to 25% of its  assets in more  speculative  convertible  debt  securities, provided such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities may include  corporate  notes or preferred stock but are ordinarily a long-term debt obligation of the issuer  convertible  at a stated  exchange  rate into common  stock of the issuer.  As with all debt  securities,  the market  value of convertible  securities  tends to decline as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally  offer lower  interest  or  dividend  yields than  non-convertible  securities  of similar  quality.
However,  when the market price of the common stock underlying a convertible  security  exceeds the conversion  price, the price of the convertible  security tends to reflect the value of the  underlying  common stock.  As the market price of the underlying  common stock declines,  the convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks in an issuer's  capital  structure and consequently entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting  convertible  securities for the Fund, the Sub-advisor  relies  primarily on its own evaluation of the issuer and the potential for capital growth  through  conversion.  It does not rely on the rating of the security or sell the security  because of a change in rating  absent a change  in its own  evaluation  of the  underlying  common  stock  and the  ability  of the  issuer to pay principal and interest or dividends  when due without  disrupting  its business  goals.  Interest or dividend yield is a factor only to the extent it is reasonably  consistent  with prevailing  rates for securities of similar quality and thereby  provides a support level for the market price of the security.  The Fund will purchase the  convertible  securities  of highly  leveraged  issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

         The issuers of debt  obligations  having  speculative  characteristics  may  experience  difficulty  in paying  principal  and interest  when due in the event of a downturn  in the  economy  or  unanticipated  corporate  developments.  The market  prices of such securities may become  increasingly  volatile in periods of economic  uncertainty.  Moreover,  adverse  publicity or the perceptions of investors,  over which the Sub-advisor has no control and whether or not based on fundamental  analysis,  may decrease the market price and  liquidity  of such  investments.  Although the  Sub-advisor  will  attempt to avoid  exposing the Fund to such risks,  there is no assurance  that it will be successful or that a liquid  secondary  market will  continue to be available  for the  disposition  of such securities.

         Lower-rated  Debt  Securities.  The Fund may invest up to 5% of its assets in low-rated and unrated  corporate debt securities
(often  referred to as "junk bonds").  Corporate debt securities  that are either unrated or have a  predominantly  speculative  rating may present  opportunities  for significant  long-term capital growth if the ability of the issuer to repay principal and interest when due is  underestimated  by the market or the rating  organizations.  Because of its perceived credit weakness,  the issuer is generally required to pay a higher interest rate and/or its debt  securities may be selling at a  significantly  lower market price than the debt securities  of other  issuers.  If the inherent  value of such  securities  is higher than was  perceived  and such value is eventually recognized,  the market value of the  securities  may  appreciate  significantly.  The  Sub-advisor  believes  that its research on the credit and balance sheet strength of certain  issuers may enable it to select a limited number of corporate  debt  securities  that, in certain markets,  will better serve the objective of capital growth than  alternative  investments in common stocks.  Of course,  there can be no assurance  that the  Sub-advisor  will be  successful.  In its  evaluation,  the  Sub-advisor  will not rely  exclusively  on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's Investors Service,  Inc.  ("Moody's") and S&P generally  represent the opinions of those  organizations as to the quality of the  securities  that they rate.  Such  ratings,  however,  are  relative  and  subjective,  and are not  absolute standards of quality.  Although the  Sub-advisor  uses these ratings as a criterion for the selection of securities  for the Fund,  the
Sub-advisor  also relies on its  independent  analysis  to evaluate  potential  investments  for the Fund.  The Fund does not intend to purchase  debt  securities  for which a liquid  trading  market does not exist,  but there can be no assurance  that such a market will exist for the sale of such securities.

         Additional  information on lower-rated  debt  securities and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this SAI.

         Borrowing.  The Fund may borrow  subject to certain  restrictions  set forth in the Company's  Prospectus  under "Certain Risk
Factors  and  Investment  Methods"  and in this SAI under  "Fundamental  Investment  Restrictions."  The Fund may  mortgage,  pledge or hypothecate up to 20% of its assets to secure  permissible  borrowings.  Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The Fund may invest in warrants  and rights (in  addition to those  acquired in units or attached to other  securities),  which entitle the holder to buy equity  securities at a specific price for or at the end of a specific period of time.  The value of a right or  warrant  may  decline  because  of a decline  in the value of the  underlying  security,  the passage of time,  changes in interest  rates or in the dividend or other policies of the issuer whose equity  underlies the warrant,  a change in the perception as to the future price of the underlying security,  or any combination thereof.  Additional  information about warrants and rights and their risks is included in this SAI and the Company's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Investment in Small,  Unseasoned  Companies and Illiquid  Securities.  The Fund may invest in small, less well-known companies that have operated for less than three years  (including  predecessors).  The securities of such  companies may have a limited  trading market,  which may adversely  affect their  disposition and can result in their being priced lower than might otherwise be the case. If other  investment  companies and investors  who invest in such issuers trade the same  securities  when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         The Fund will not invest, in the aggregate,  more than 15% of its net assets in illiquid  securities.  The continued liquidity of any Rule 144A securities  purchased by the Fund is not as well assured as that of publicly traded securities,  and accordingly,  the
Sub-advisor will monitor their liquidity under the guidelines  adopted by the Directors of the Company.  For additional  information on illiquid securities and their risks, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic  market price  immediately  prior to the  announcement  of the tender offer or  reorganization  proposal.  However,  the increased  market  price of such  securities  may also  discount  what the stated or appraised  value of the  security  would be if the contemplated  transaction  were  approved  or  consummated.  Such  investments  may be  advantageous  when the  discount  significantly overstates  the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be  received  by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the  possibility  that the offer or proposal  may be replaced  or  superseded  by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated  transaction,  but also the  financial  resources  and  business  motivation  of the offeror as well as the dynamic of the  business  climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its diversification and other investment restrictions,  including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the  securities of any issuer (see this SAI under  "Fundamental  Investment  Restrictions").  Because such  investments  are ordinarily  short term in nature, they will tend to increase the Fund's portfolio  turnover rate, thereby  increasing its brokerage and other transaction  expenses.  The
Sub-advisor  intends to select  investments of the type described that, in its view, have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and Forward  Commitment  Transactions.  The Fund may enter into  forward  commitments  for the purchase or sale of securities,  including on a "when-issued" or  "delayed-delivery"  basis, in excess of customary  settlement periods for the type of securities  involved.  In some cases,  the  obligations  of the parties under a forward  commitment  may be conditioned upon the  occurrence  of a  subsequent  event,  such as  approval  and  consummation  of a  merger,  corporate  reorganization  or debt restructuring  (i.e., a when, as and if issued  security).  When such  transactions  are negotiated,  the price is fixed at the time of the  commitment,  with payment and delivery  generally  taking place a month or more after the date of the  commitment.  While the Fund will only enter into a forward  commitment  with the  intention  of actually  acquiring  the  security,  the Fund may sell the security before the settlement  date if it is deemed  advisable.  The Fund will  segregate  with its custodian  cash or liquid  securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.  Additional  information  regarding  when-issued, delayed-delivery  and forward commitment  transactions and their risks is included in this Statement and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may  invest  up to 10% of its  total  assets  in the  securities  of other  investment companies,  including  small  business  investment  companies.  (Not  more  than 5% of its  total  assets  may be  invested  in any one investment  company,  nor will the Fund purchase more than 3% of the  securities of any other  investment  company.) To the extent that the Fund invests in the securities of other  investment  companies,  shareholders in the Fund may be subject to duplicative  management and administrative fees.

         Short Sales.  The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.  The Fund may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short, the Fund will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.  In addition to changes in the price of an underlying security, other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will only write calls options if they are covered.  A call option is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration
(or for additional cash consideration if cash or other liquid assets with a value equal to such additional consideration are segregated with the Fund's custodian) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if cash or other liquid assets equal to the difference are segregated with the custodian.  If the Fund writes a put option, the Fund will segregate cash or other assets with a value equal to the exercise price of the option, or will hold a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.  The Fund will realize a profit from a closing sale transaction if the price of the transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The Fund will generally purchase or write only those options for which there appears to be an active secondary market.  If, however, there is no liquid secondary market when the Sub-advisor wishes to close out an option the Fund has purchased, it might not be possible to effect a closing sale transaction, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices.  The
Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option it has purchased expire unexercised.  The Fund may write put and call options on stock indices for the purposes of increasing its gross income, thereby partially protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired.  In addition, the Fund may purchase put and call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  While one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder.  Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.  The Fund will not purchase options on indices unless the Sub-advisor is satisfied with the development, depth and liquidity of the market and believes that the options can be closed out.

         Although the Sub-advisor will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Additional information about options on securities and securities indices and their risks in included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures Contracts and Options on Futures.  The Fund may enter into futures contracts that are traded on a U.S. exchange or board of trade.  Although the Fund has no current intention of using options on futures contracts, the Fund may at some future date enter into such options.  Investments in futures contracts and related options will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities or in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.
In this regard, the Fund may enter into futures contracts or options on futures relating to securities indices or other financial instruments, including but not limited to U.S. Government securities.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial margin payments required in connection with futures contracts will range from approximately 1% to 10% of the contract amount.  Initial margin amounts are subject to change by the exchange or board of trade on which the contract is traded, and brokers or members of such board of trade may charge higher amounts.  At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.  At expiration, certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option
(plus transaction costs).  There are no daily cash payments by the purchaser of an option on a futures contract to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         The Sub-advisor may use such instruments for the Fund depending upon market conditions prevailing at the time and the perceived investment needs of the Fund.  In the event the Fund enters into futures contracts or writes related options, an amount of cash or other liquid assets equal to the market value of the contract will be segregated with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The Sub-advisor may have difficulty selling or buying futures contracts and options when it chooses.  In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

..........Additional information about futures contracts, options on futures contracts and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods.'

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the  ordinary  course of their business,  acquire  for their own  account or for the  accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities  of companies  that may also be suitable for  investment  by the Fund.  The  securities  in which the Fund might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called
"poison pill" or other  defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their  advisory  accounts  have or  acquire  a  significant  position  in the same securities.  However,  the Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect  upon the Fund in seeking to achieve  its  investment  objectives.  In  addition,  orders for the Fund  generally  are  accorded priority  of  execution  over orders  entered on behalf of  accounts in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders  of the Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Gabelli All-Cap Value Fund. These limitations are not fundamental  restrictions and can be changed without  shareholder  approval.  The
Fund may not:

         1.       Purchase  securities  on margin,  but it may obtain such  short-term  credits from banks as may be necessary  for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or hypothecate any of its assets except that, in connection with permissible  borrowings,  not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

         4.       Invest,  in the aggregate,  more than 15% of the value of its total assets in securities for which market  quotations are not readily available,  securities that are restricted for public sale, or in repurchase  agreements maturing or terminable in more than seven days;

         5.       Sell  securities  short,  except that the Fund may make short sales if it owns the  securities  sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         6.       Invest in companies for the purpose of exercising control.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Investment Policies:

         Debt  Securities.  Debt securities  include bonds,  notes and other securities that give the holder the right to receive fixed amounts of principal,  interest,  or both on a date in the future or on demand.  Debt  securities are often referred to as fixed income securities,  even if the rate of interest  varies over the life of the security.  The Fund may also invest in stripped debt  securities
(i.e., interest only and principal only securities).

         Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's  investments will generally be limited to debt securities  rated B or higher by either S&P or Moody's.  Debt securities  rated lower than B by either S&P or Moody's are usually  considered to be highly  speculative.  The  Sub-advisor  will limit the Fund's  investments to debt  securities that it believes  are not highly  speculative  and that are rated at least CCC by S&P or Caa by  Moody's.  The Fund  expects  that most emerging country debt securities in which it invests will not be rated by U.S. rating services.

         A significant  economic  downturn or increase in interest rates may cause issuers of debt  securities to experience  increased financial  problems which could adversely affect their ability to pay principal and interest,  to meet projected business goals, and to obtain additional  financing.  These conditions more severely impact issuers of lower-rated debt securities.  The Sub-advisor  attempts to limit purchases of lower-rated securities to securities having an established secondary market.

         Although bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent) are regarded as having  adequate  capability to pay  principal  and  interest,  they have  speculative  characteristics.  Adverse  economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by  Moody's  (categories  Ba,  B, or Caa) are of  poorer  quality  and also have speculative  characteristics.  Bonds rated Caa may be in default or there may be present  elements of danger with  respect to principal or interest.  Lower-rated  bonds by S&P  (categories  BB, B, or CCC) include  those that are  regarded,  on balance,  as  predominantly speculative  with respect to the  issuer's  capacity to pay interest and repay  principal in  accordance  with their terms.  While such bonds  likely will have some  quality  and  protective  characteristics,  these are  outweighed  by large  uncertainties  or major risk exposures to adverse  conditions.  Bonds having  equivalent  ratings from other ratings services will have  characteristics  similar to those of the  corresponding  S&P and  Moody's  ratings.  For a more  specific  description  of S&P and  Moody's  corporate  bond rating categories,  please refer to the Appendix to this SAI.  Additional  information  about the debt  securities and their risks,  including the risks of  lower-rated  debt  securities,  is included in this SAI and the  Company's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         Equity and Convertible Debt Securities.  As discussed in the Company's  Prospectus,  the Fund may invest in common,  preferred and  convertible  preferred  stocks,  and  securities  whose  values are tied to the price of  stocks,  such as  rights,  warrants  and convertible  debt  securities.  Additional  information  about these types of  securities  and their risks is included in the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund  seeks to invest in stocks  that  will  increase  in market  value and may be sold for more than the Fund paid to buy them.  Market value is based upon constantly  changing  investor  perceptions of what the company is worth compared to other companies.
Dividends are a factor in the changing  market value of stocks,  but many companies do not pay dividends,  or pay  comparatively  small dividends.  As  discussed  in the  Prospectus,  the  principal  risk of investing  in equity  securities  is that their  market  values fluctuate  constantly,  often due to factors  entirely  outside the control of the Fund or the company  issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

         Owners of preferred  stocks are entitled to dividends  payable  from the  corporation's  earnings,  which in some cases may be
"cumulative" if prior dividends on the preferred stock have not been paid.  Preferred stocks may be  "participating,"  which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

         Rights and warrants are  securities  which  entitle the holder to purchase the  securities of a company  (usually,  its common stock) at a specified  price during a specified  time  period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased  directly or acquired in connection  with a corporate reorganization or exchange offer.

         The Fund also may purchase convertible  securities,  including  convertible debt obligations and convertible  preferred stock.
A  convertible  security  entitles the holder to exchange it for a fixed  number of shares of common stock (or other equity  security), usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities  usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         A  convertible  security has an  "investment  value",  which is a  theoretical  value  determined  by the yield it provides in comparison with similar securities without the conversion  feature.  Investment value changes are based upon prevailing  interest rates and other  factors.  It also has a  "conversion  value,"  which is the  market  value the  convertible  security  would have if it were exchanged for the  underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion  value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying  security.
However,  if the conversion value is substantially  below  investment  value, the market value of the convertible  security is governed principally by its investment  value. If the conversion  value is near or above  investment  value, the market value of the convertible security  generally will rise above investment  value. In such cases,  the market value of the convertible  security may be higher than its  conversion  value,  due to the  combination  of the  convertible  security's  right to interest (or dividend  preference)  and the possibility of capital  appreciation  from the conversion  feature.  However,  there is no assurance that any premium above  investment value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve  capital  appreciation through conversion may be eliminated.

         Foreign  Securities.  The Fund may invest in the  securities  of foreign  companies,  or companies  that have their  principal business activities outside the United States,  either directly or through American  Depositary Receipts ("ADRs").  An ADR entitles its holder to all dividends and capital gains on the underlying  foreign  securities,  less any fees paid to the sponsoring  bank.  Foreign securities involve certain risks not associated with investment in U.S.  companies,  which are described in more detail in this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  In addition,  foreign  exchange  markets for the currencies in which the foreign  securities may be traded are affected by the international  balance of payments and other economic and financial conditions,  speculation and other factors, all of which are outside the control of the Fund.  Generally,  the Fund's foreign currency  exchange  transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the currency exchange markets.

         Investment  Company  Securities.  The Fund may invest in Standard & Poor's Depositary  Receipts  ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose portfolios  mirror the compositions of specific S&P indices,  such as the
S&P 500 and the S&P 400.  SPDRs  are  traded  on the  American  Stock  Exchange.  SPDR  holders  such as the Fund are paid a  "Dividend
Equivalent  Amount" that corresponds to the amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees  and  expenses.  The 1940 Act  limits  investments  in  securities  of other  investment  companies,  such as SPDR  Trusts.  These limitations  include,  among others,  that, subject to certain exceptions,  no more than 10% of the Fund's total assets may be invested in  securities  of other  investment  companies  and no more than 5% of its total assets may be invested in the  securities  of any one investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S.  government.  These securities  include  Treasury  bills,  notes and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes  generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

         U.S.  government debt securities also include  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S. government  agencies,  such as Government National Mortgage  Association  ("GNMA")  participation certificates,  are  supported by the full faith and credit of the U.S.  Treasury.  GNMA  Certificates  are  mortgage-backed  securities representing part ownership of a pool of mortgage loans.  These loans -- issued by lenders such as mortgage  bankers,  commercial banks and  savings  and loan  associations  -- are either  insured by the  Federal  Housing  Administration  or  guaranteed  by the  Veterans
Administration.  A "pool" or group of such mortgages is assembled  and,  after being approved by GNMA, is offered to investors  through securities  dealers.  Once  approved by GNMA,  the timely  payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S.  government.  (For  additional  information  on  mortgage-backed  securities  and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods.")

         Other United States  government  debt  securities,  such as  securities  of the Federal Home Loan Banks,  are supported by the right of the  issuer  to borrow  from the  Treasury.  Others,  such as bonds  issued  by Fannie  Mae,  a  federally  chartered  private corporation,  are supported  only by the credit of the  corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or instrumentality  does  not  meet  its  commitments.  The Fund  will  invest  in  securities  of such  instrumentalities  only  when its
Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued  and  Delayed-Delivery  Transactions.  Ordinarily,  the Fund buys and sells  securities on an ordinary  settlement basis.  That means that the buy or sell order is sent,  and the Fund  actually  takes  delivery or gives up physical  possession of the security on the  "settlement  date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

         When-issued  or  delayed-delivery  transactions  occur when  securities  are  purchased  or sold by the Fund and  payment  and delivery  take  place at an  agreed-upon  time in the  future.  The Fund  may  engage  in this  practice  in an  effort  to  secure  an advantageous price and yield.  However,  the yield on a comparable  security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed-delivery transaction was entered into.

..........Additional  information  on  when-issued  and  delayed-delivery  transactions  and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Financial Instruments.

         General.  As discussed in the Prospectus,  the Sub-adviser may use various types of financial  instruments,  some of which are derivatives,  to attempt to manage  the risk of the  Fund's  investments  or, in certain  circumstances,  for  investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include options,  futures contracts  (sometimes  referred to as
"futures"),  forward contracts, swaps, caps, floors and collars (collectively,  "Financial Instruments").  The policies in this section do not apply to other types of instruments  sometimes referred to as derivatives,  such as indexed securities,  and mortgage-backed and other asset-backed securities.

         Hedging  strategies can be broadly  categorized as "short" hedges and "long" or "anticipatory"  hedges. A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments held in the Fund's portfolio.  A long or anticipatory  hedge involves the use of a Financial  Instrument in order to partially or fully offset potential  increases in the acquisition  cost of one or more  investments  that the Fund intends to acquire.  In an anticipatory hedge transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security or type of security that the Fund intends to acquire.  If the Fund does not  eliminate the hedge by purchasing  the security as  anticipated,  the effect on the
Fund's  portfolio  generally is the same as if a long  position in the security were entered into.  Financial  Instruments  may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more particular  securities  positions  that the Fund already owns or intends to acquire.  Financial  instruments  on indices,  in contrast, generally  are used to attempt to hedge all or a portion of a portfolio  against price  movements of securities  within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments is subject to applicable  regulations of the SEC, the several  exchanges upon which they are traded,  and the CFTC. In addition,  the Fund's ability to use Financial  Instruments  may be limited by tax  considerations.  See this
SAI under  "Additional Tax  Considerations."  In addition to the instruments and strategies  described  below,  the Sub-advisor may use other similar or related  techniques to the extent that they are consistent with the Fund's  investment  objective and permitted by its investment limitations and applicable regulatory authorities.

         Special Risks.  Financial  Instruments and their use involve special  considerations and risks, certain of which are described below.

         (1) Financial  Instruments  may increase the volatility of the Fund. If the  Sub-advisor  employs a Financial  Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk.

         (2) There might be  imperfect  correlation  between  price  movements  of a Financial  Instrument  and price  movements of the investment(s)  being  hedged.  For example,  if the value of a Financial  Instrument  used in a short hedge  increased by less than the decline  in value of the hedged  investment(s),  the hedge  would not be fully  successful.  This  might be caused by certain  kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument.

         The Fund is  authorized  to use options  and  futures  contracts  related to  securities  with  issuers,  maturities  or other characteristics  different  from the  securities  in which it  typically  invests.  This  involves  a risk that the  options or futures position will not track the performance of the Fund's portfolio investments.

         The  direction of options and futures  price  movements  can also diverge from the direction of the movements of the prices of their underlying  instruments,  even if the underlying  instruments match the Fund's  investments well.  Options and futures prices are affected by such factors as current and  anticipated  short-term  interest rates,  changes in volatility of the underlying  instrument, and the time remaining  until  expiration of the contract,  which may not affect security  prices the same way.  Imperfect  correlation may also  result from  differing  levels of demand in the options and futures  markets  and the  securities  markets,  from  structural differences in how options and futures and  securities  are traded,  or from  imposition of daily price  fluctuation  limits or trading halts.  The Fund may take  positions  in options  and futures  contracts  with a greater or lesser  face value than the  securities  it wishes to hedge or intends to purchase in order to attempt to compensate  for  differences  in volatility  between the contract and the securities, although this may not be successful in all cases.

         (3) If  successful,  the  above-discussed  hedging  strategies  can reduce risk of loss by wholly or partially  offsetting the negative  effect of unfavorable  price movements of portfolio  securities.  However,  such  strategies can also reduce  opportunity for gain by offsetting the positive effect of favorable price  movements.  For example,  if the Fund entered into a short hedge because the
Sub-advisor  projected a decline in the price of a security in the Fund's portfolio,  and the price of that security increased instead, the gain  from  that  increase  would  likely be wholly or  partially  offset by a decline  in the value of the short  position  in the
Financial  Instrument.  Moreover,  if the price of the  Financial  Instrument  declined  by more than the  increase in the price of the security, the Fund could suffer a loss.

         (4) As  described  below,  the Fund is required to maintain  assets as "cover,"  maintain  segregated  accounts or make margin payments when they take positions in Financial Instruments  involving  obligations to third parties (i.e.,  Financial Instruments other than  purchased  options).  If the Fund is unable to close out its  positions in such  Financial  Instruments,  it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired.

         Cover.  Positions  in  Financial  Instruments,  other than  purchased  options,  expose the Fund to an  obligation  to another party.  The Fund will not enter  into any such  transaction  unless  it owns (1) an  offsetting  ("covered")  position  in  securities, currencies or other  options,  futures  contracts or forward  contracts,  or (2) cash or liquid  assets with a value,  market-to-market daily,  sufficient  to cover its  obligations  to the extent not  covered as  provided  in (1)  above.  The Fund will  comply  with SEC guidelines  regarding cover for these  instruments and will, if the guidelines so require,  designate the prescribed  amount of cash or liquid assets as segregated.

         Assets used as cover or held as  segregated  cannot be sold while the position in the  corresponding  Financial  Instrument is open unless they are replaced with other  appropriate  assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or to hold as segregated  could impede  portfolio  management or the Fund's ability to meet redemption  requests or other current obligations.

         Options.  The Fund may engage in certain  strategies  involving  options to attempt to manage the risk of its  investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The  purchase of call  options can serve as a hedge  against a price rise of the  underlying  security or  instrument  and the purchase of put options can serve as a hedge against a price decline of the  underlying  security or  instrument.  Writing call options can serve as a limited  short  hedge  because  declines  in the value of the  hedged  investment  would be offset to the  extent of the premium  received for writing the option.  Writing put options can serve as a limited long or anticipatory  hedge because  increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         The value of an option position will reflect, among other things, the current market value of the underlying  investment,  the time remaining until  expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price volatility of the underlying  investment  and general  market and interest rate  conditions.  Options that expire  unexercised  have no value.

         The Fund may  effectively  terminate  its right or  obligation  under an option by entering  into a closing  transaction.  For example,  the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option,  which is known as a closing sale  transaction.  Closing  transactions  permit a Fund to realize profits or limit losses on an option position prior to its  exercise  or  expiration.  If the Fund were unable to effect a closing  transaction  for an option it had  purchased,  it would have to exercise the option to realize any profit.

                  Risks of Options on  Securities.  Options embody the  possibility of large amounts of exposure,  which will result in the Fund's net asset  value being more  sensitive  to changes in the value of the related  investment.  The Fund may  purchase or write both exchange-traded and OTC options.  Exchange-traded  options in the United States are issued by a clearing  organization  affiliated with the exchange on which the option is listed that, in effect,  guarantees  completion of every  exchange-traded  option transaction.
In contrast,  OTC options are contracts  between a fund and its counterparty  (usually a securities  dealer or a bank) with no clearing organization  guarantee.  Failure by the counterparty to make or take delivery of the underlying  investment upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

                  Options  on  Indices.  The risks of  purchasing  and  selling  options  on indices  may be  greater  than  options on securities.  Because  index  options are  settled in cash,  when the Fund  writes a call on an index it cannot  fulfill  its  potential settlement  obligations by delivering the  underlying  securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified  portfolio of securities  similar to those on which the underlying index is based.  However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, it bears a risk that the value of the securities held will vary from the value of the index.

                  OTC Options.  Unlike  exchange-traded  options,  which are  standardized  with respect to the underlying  instrument, expiration  date,  contract  size,  and strike  price,  the terms of OTC  options  (options  not  traded on  exchanges)  generally  are established  through  negotiation  with the other  party to the option  contract.  While this type of  arrangement  allows a Fund great flexibility to tailor the option to its needs,  OTC options  generally  involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing  organization of the exchange where they are traded.  Generally,  OTC foreign  currency  options used by the
Fund are European-style options.

..........Additional  information about options  transactions and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory  hedge,  and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

         In addition,  futures  strategies  can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average maturity of a portfolio) and associated  interest rate risk of the
Fund's  fixed-income  investments.  If the Sub-advisor  wishes to shorten the duration of the Fund's  fixed-income  investments  (i.e., reduce  anticipated  sensitivity),  the Fund may sell an appropriate debt futures contract or a call option thereon,  or purchase a put option on that futures  contract.  If the Sub-advisor  wishes to lengthen the duration of the Fund's  fixed-income  investments  (i.e., increase  anticipated  sensitivity),  the Fund may buy an appropriate  debt futures  contract or a call option  thereon,  or sell a put option thereon.

         At the inception of a futures  contract,  the Fund will be required to deposit  "initial  margin" in an amount generally equal to 10% or less of the contract  value.  Unlike  margin in  securities  transactions,  initial  margin on futures  contracts and written options  on futures  contracts  does not  represent  a  borrowing  on margin,  but  rather is in the  nature of a  performance  bond or good-faith  deposit  that is returned to the Fund at the  termination  of the  transaction  if all  contractual  obligations  have been satisfied.  Under  certain  circumstances,  such as periods of high  volatility,  the Fund may be  required  to  increase  the level of initial margin deposits.

         If the Fund were unable to liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur  substantial  losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily variation  margin  payments and might be required to continue to maintain the position being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

                  Risks of Futures  Contracts and Options  Thereon.  The spreads at a given time between prices in the cash and futures markets  (including the options on futures  markets),  due to differences  in the natures of those markets,  will fluctuate  based on a number of factors.  For instance,  the liquidity of the futures market depends on participants  entering into  offsetting  transactions rather than making or taking  delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  price  distortion.  Due to the  possibility of distortion,  a hedge may not be successful.  Although stock index futures  contracts do not require physical  delivery,  under  extraordinary  market  conditions,  liquidity of such futures contracts also could be reduced.

..........For  additional  information  on futures  contracts  and options on futures and their  risks,  see this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Index  Futures.  The  price of index  futures  may  move  proportionately  more  than or less  than the  price of the securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the securities that are the subject  of the  hedge,  the hedge will not be fully  effective.  Assuming  the price of the  securities  being  hedged has moved in an unfavorable  direction,  as anticipated  when the hedge was put into place,  the Fund would be in a better  position than if it had not hedged at all, but not as good as if the price of the index  futures  moved in full  proportion  to that of the hedged  securities.  If the price of the futures  contract moves more than the price of the  securities,  the Fund will  experience  either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an anticipatory  hedge, it is possible that the market may decline  instead.  If the Fund then  decides not to invest in the  securities  at that time  because of concern as to  possible  further  market  decline or for other reasons,  it will  realize a loss on the futures  contract  that is not offset by a  reduction  in the price of the  securities  it had anticipated purchasing.

         Foreign  Currency  Hedging  Strategies -- Special  Considerations.  The Fund may use options and futures  contracts on foreign currencies,  as mentioned previously,  and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities  denominated in foreign  currency).  Currency hedges can protect against price movements in a security  that the Fund owns or  intends to acquire  that are  attributable  to changes in the value of the  currency  in which it is denominated.

         The Fund may seek to hedge against price  movements in a particular  currency by entering into  transactions  using  Financial
Instruments  on another  currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation  to the value of the currency  being hedged.  The risk that  movements in the price of the  Financial  Instrument will not correlate  perfectly  with  movements in the price of the currency  subject to the hedging  transaction  may be increased when this strategy is used.

         The value of Financial  Instruments  on foreign  currencies  depends on the value of the underlying  currency  relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial  Instruments by the Fund, the Fund could be  disadvantaged by having to deal in the odd-lot market  (generally  consisting of transactions of less than $1 million) for the underlying  foreign  currencies at prices that are less favorable than for round lots.

         There is no  systematic  reporting  of last sale  information  for  foreign  currencies  or any  regulatory  requirement  that quotations  available  through dealers or other market sources be firm or revised on a timely basis.  Quotation  information  generally is  representative  of very large  transactions  in the interbank  market and thus might not reflect odd-lot  transactions  where rates might be less  favorable.  The interbank  market in foreign  currencies  is a global,  round-the-clock  market.  To the extent the U.S.
options or futures  markets  are closed  while the  markets for the  underlying  currencies  remain  open,  significant  price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the Financial  Instruments until they reopen.

         Settlement of hedging  transactions  involving  foreign  currencies might be required to take place within the country issuing the  underlying  currency.  Thus,  the Fund  might be  required  to accept or make  delivery  of the  underlying  foreign  currency  in accordance with any U.S. or foreign regulations  regarding the maintenance of foreign banking  arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         If the Fund uses forward  currency  contracts to hedge against a decline in the value of existing  investments  denominated in foreign currency,  such a hedge would tend to offset both positive and negative currency fluctuations,  but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another  currency (or a basket of currencies)  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge  could  offer  advantages  in terms of cost,  yield or  efficiency,  but may not  hedge  currency exposure as  effectively  as a simple hedge  against  U.S.  dollars.  This type of hedge may result in losses if the  currency  used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The cost to the Fund of engaging in forward  currency  contracts  will vary with factors such as the  currency  involved,  the length of the contract period and the market  conditions then  prevailing.  When the Fund enters into a forward currency  contract,  it relies on the  counterparty  to make or take  delivery of the  underlying  currency at the  maturity  of the  contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into  offsetting closing  transactions,  similar to closing  transactions on futures contracts,  by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary  markets  generally do not exist for forward  currency  contracts,  with the result  that  closing  transactions  generally  can be made for  forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there  can be no  assurance  that the Fund will in fact be able to close out a  forward  currency  contract  at a favorable  price prior to maturity.  In addition,  in the event of  insolvency of the  counterparty,  the Fund might be unable to close out a forward  currency  contract.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would  continue to be required to maintain a position in securities  denominated  in the foreign  currency or to segregate  cash or liquid assets.

         Forward currency  contracts may substantially  change a fund's  investment  exposure to changes in currency exchange rates and could  result  in  losses  to the Fund if  currencies  do not  perform  as the  adviser  anticipates.  There is no  assurance  that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The Fund may also purchase and sell foreign currency and invest in foreign currency  deposits.  Currency  conversion  involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write options or futures in  combination  with each other,  or in  combination with futures or forward currency contracts,  to manage the risk and return  characteristics of its overall position.  For example,  the
Fund may purchase a put option and write a call option on the same  underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.  Another possible  combined  position would involve writing a call option at one strike  price and buying a call option at a lower  price,  in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined  options  positions  involve  multiple  trades,  they result in higher transaction costs.

         Turnover.  The Funds' options and futures activities may affect their turnover rates and brokerage  commission  payments.  The exercise  of calls or puts  written by the Fund,  and the sale or  purchase  of  futures  contracts,  may cause it to sell or  purchase related  investments,  thus  increasing its turnover rate.  Once the Fund has received an exercise  notice on an option it has written, it cannot  effect a closing  transaction  in order to  terminate  its  obligation  under the  option and must  deliver  or receive  the underlying  securities  at the  exercise  price.  The  exercise  of puts  purchased  by the  Fund may also  cause  the sale of  related investments,  increasing  turnover.  Although such exercise is within the Fund's  control,  holding a protective  put might cause it to sell the related  investments  for reasons  that would not exist in the  absence of the put.  The Fund will pay a brokerage  commission each time it buys or sells a put or call or  purchases  or sells a futures  contract.  Such  commissions  may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information on swaps,  caps and floors is included in this SAI under "Certain Risk Factors and Investment  Methods." A collar  combines elements of buying a cap and selling a floor.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO Technology Fund.  These limitations are not fundamental restrictions, and can be changed without shareholder approval.

..........1.       The Fund will not change its policy to invest at least 80% of the value of its assets in securities issued by technology-related companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not sell securities short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or  purchase  securities  on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency,  futures contracts,  options,  forward contracts,  swaps, caps, floors,  collars and other financial instruments,  (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions,  and
(iii) the Fund may make margin  payments in connection  with futures  contracts,  options,  forward  contracts,  swaps,  caps,  floors, collars and other financial instruments.

         3.       The Fund does not  currently  intend to purchase any security if, as a result,  more than 15% of its net assets would be invested in securities  that are deemed to be illiquid  because they are subject to legal or contractual  restrictions  on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         4.       The Fund may invest in  securities  issued by other  investment  companies  to the extent that such  investments  are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment Objective:  The investment objective of the Fund is to seek growth.  The Fund invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care.

Investment Policies:

..........ADRs.  American Depositary Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in
U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the
U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

..........Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks.  The Fund may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Company's Directors.

..........The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

..........Commercial Paper.   Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Sub-advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.
Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

..........Debt Securities.  Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

..........Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either
S&P or Moody's are usually considered to be speculative. At the time of purchase, the Sub-advisor will limit Fund investments to debt securities which the Sub-advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

..........A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the
Sub-advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

..........Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings.

..........The Fund may invest in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities.  Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

..........Additional information about the debt securities, mortgage-backed securities, asset-backed securities and zero coupon bonds and their risks, including the risks of lower-rated debt securities, is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........Domestic Bank Obligations.  U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers'
acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the
"drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

..........Equity and Convertible Debt Securities.  The Fund may invest in common and preferred stocks, and securities whose values are tied to the price of stocks, such as rights and warrants.  Additional information about these types of securities and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

..........A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

..........Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security.
However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the market value of the convertible security generally will rise above investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

..........Eurobonds and Yankee Bonds.  The Fund may invest in bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S.
dollars, but generally carry with them the same risks as investing in foreign securities.

..........Foreign Securities.  Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investment in U.S. companies. Foreign securities involve certain risks not associated with investment in U.S. companies, which are described in more detail in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of the Fund. Generally, the Fund's foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

..........Financial Instruments/Derivatives. The Sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as
"futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

..........Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the
Fund's portfolio is the same as if a long position were entered into.

..........Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

..........The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the
several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations.

..........In addition to the instruments and strategies described below, the Sub-advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities.

..........Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

..........The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

..........Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

..........The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

..........The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

..........Options on Indices. The risks of purchasing and selling options on indexes may be greater than options on securities.
Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

..........OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

..........Additional information about options transactions and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........Futures Contracts and Options on Futures Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

..........In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the
Fund's fixed-income portfolio. If the Sub-Advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Sub-advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

..........At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10%
or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the
Fund may be required to increase the level of initial margin deposits.

..........If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

..........Index Futures.  For additional information on futures contracts and options on futures and their risks, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."  The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

..........Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

..........Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

..........The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the
Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

..........The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the
U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market
(generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

..........There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

..........Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

..........Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

..........The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

..........The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Sub-advisor anticipates that there will be a positive correlation between the two currencies.

..........The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

..........As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

..........Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Sub-advisor anticipates. There is no assurance that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

..........The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional information about forward currency contracts and other foreign currency transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Combined Positions. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the
Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

..........Turnover. The Fund's options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

..........Swaps, Caps, Floors and Collars. The Fund is authorized to enter into swaps, caps, floors and collars.  Additional information about forward currency contracts and other foreign currency transactions and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."  A collar combines elements of buying a cap and selling a floor.

..........Investment Company Securities.  The Fund may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs") and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American
Stock Exchange. SPDR holders such as the Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940, as amended (the "1940 Act"), limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding shares of any investment company.

..........Additional information on investing in other investment companies and its risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........REITS -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.  A REIT is a managed portfolio of real estate investments.  Certain REITs holds equity positions in real estate and provides their shareholders with income from the leasing of its properties and capital gains from any sales of properties.  Other REITs specialize in lending money to developers of properties and pass any interest income earned to their shareholders.  REITs are dependent upon management skills of their operators.  REITs generally are not diversified, and are, therefore, subject to the risk of financing a few projects or an unlimited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

..........Securities Lending.  The Fund may lend its portfolio securities. The advantage of lending portfolio securities is that the
Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

..........Sovereign Debt.  In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints.
Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

..........The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and are highly volatile.

..........U.S. Government Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

..........U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S.
government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as
Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S.
Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans --
issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal
Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of
GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

..........Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when the Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

..........When-Issued/Delayed Delivery.  The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the
"settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

..........When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the
Fund.

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
INVESCO Health Sciences Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will:

..........1.       Not change its policy to invest at least 80% of the value of its assets in securities of companies that develop, produce or distribute products or services related to health care unless it provides 60 days prior written notice to its shareholders.

..........2.       Not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

..........3.       Borrow money only from a bank or from an open-end management investment company managed by the Sub-advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of the Fund's fundamental limitation on borrowings.

..........4.       Not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

..........5.       Invest in securities issued by other investment companies only to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF PROFUND MANAGED OTC FUND:

Investment Objective:  The investment objective of the Fund (formerly, the ASAF Rydex Managed OTC Fund) is to provide investment results that correspond to the performance of a benchmark for securities that are traded in the over-the-counter market.  The Fund's current benchmark is a multiple of the NASDAQ 100 Index.

Investment Policies:

         Borrowing.  The Fund may  borrow  money  to  facilitate  management  of the  Fund's  portfolio  by  enabling  the Fund to meet redemption  requests when the liquidation of portfolio  instruments  would be inconvenient  or  disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

         As required by the 1940 Act, the Fund must maintain  continuous  asset coverage (total assets,  including assets acquired with borrowed funds, less liabilities  exclusive of borrowings) of 300% of all amounts borrowed.  Maintenance of this percentage  limitation may  result  in the  sale of  portfolio  securities  at a time  when  investment  considerations  otherwise  indicate  that it would be disadvantageous to do so.

         The  Fund is  authorized  to  pledge  portfolio  securities  as the  Sub-advisor  deems  appropriate  in  connection  with any borrowings.  Additional  information  about  borrowing  is  included  in the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Other Investment Companies.  The Fund may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.  If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's Investment Manager and the other expenses that the Fund bears directly in connection with the Fund's own operations.

         Lending  of  Portfolio  Securities.  Subject to the  investment  restrictions  set forth  below,  the Fund may lend  portfolio securities  to brokers,  dealers,  and  financial  institutions,  provided  that cash equal to at least 100% of the market value of the securities  loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated  account  pursuant to applicable  regulations.  Loans would be subject to  termination  by the  borrower on one day's  notice.  Borrowed  securities  must be returned  when the loan is  terminated.  Any gain or loss in the market price of the borrowed  securities  which occurs during the term of the loan  inures to the Fund and the Fund's  shareholders.  The Fund may pay  reasonable  finders,  borrowers,  administrative,  and custodial fees in connection  with a loan. For additional  discussion  about this practice,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Options  Transactions.  The Fund may engage in options  transactions  as set forth  below.  A  description  of and  additional information  on these  instruments  and their risks are included in this SAI and Company's  Prospectus  under "Certain Risk Factors and
Investment  Methods."  Certain other  information  risks pertaining to these  investment  strategies are described in the sections that follow.

                   Options on  Securities.  The Fund may buy call  options and write (sell) put options on  securities  for the purpose of realizing the Fund's investment objective.

                   Options on Security  Indices.  The Fund may  purchase  call and put  options and write put options on stock  indices listed on  national  securities  exchanges  or traded in the  over-the-counter  market as an  investment  vehicle  for the  purpose  of realizing the Fund's investment objective.

         When the Fund  writes an option on an index,  the Fund will be  required to deposit  and  maintain  with a  custodian  cash or liquid  securities  equal in value to the aggregate  exercise price of a put or call option pursuant to the  requirements and the rules of the  applicable  exchange.  If, at the close of business on any day, the market value of the  deposited  securities  falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

         Stock Index Futures  Contracts.  The Fund may buy and sell stock index futures  contracts and related options (with respect to any stock  index) that are traded on a  recognized  stock  exchange or board of trade.  When the Fund  purchases or sells a stock index futures contract,  or sells an option thereon,  the Fund "covers" its position.  To cover its position,  the Fund may maintain with its custodian bank (and  marked-to-market  on a daily basis),  a segregated  account  consisting of cash or other liquid assets that,  when added to any amounts  deposited  with a futures  commission  merchant as initial  margin,  are equal to the market value of the futures contract.  If the Fund engages in the described  securities  trading practices and properly  segregates  assets, the segregated account will  function as a  practical  limit on the amount of  leverage  which the Fund may  undertake  and on the  potential  increase in the speculative  character of the Fund's outstanding  portfolio  securities.  Additionally,  such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

         The Fund may cover its long  position in a futures  contract by  purchasing a put option on the same futures  contract  with a strike price (i.e.,  an exercise price) as high or higher than the price of the futures  contract.  In the  alternative,  if the strike price of the put is less than the price of the futures  contract,  the Fund will maintain in a segregated  account cash or other liquid assets equal in value to the difference  between the strike price of the put and the price of the futures  contract.  The Fund may also cover its long position in a futures  contract by taking a short position in the  instruments  underlying the futures  contract,  or by taking positions in instruments with prices which are expected to move relatively  consistently with the futures  contract.  A Fund may
"cover" a short position in a futures  contract by owning the instruments  underlying the contract (or, in the case of an index futures contract,  a portfolio the value of which is expected to fluctuate in a substantially  similar manner to the index on which the futures contract is based),  or by taking  positions in instruments  with prices which are expected to move  relatively  consistently  with the futures  contract.  The Fund may also cover its short  position in a futures  contract by holding a call option  permitting the Fund to purchase  the same futures  contract at a price no higher than the price of the  contract  written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         The Fund may cover its sale of a call  option on a futures  contract  by  taking a long  position  in the  underlying  futures contract  at a price less than or equal to the  strike  price of the call  option.  In the  alternative,  if the long  position  in the underlying  futures  contracts  is  established  at a price  greater than the strike  price of the written  (sold) call,  the Fund will maintain in a  segregated  account cash or other liquid  assets equal in value to the  difference  between the strike price of the call and the price of the  futures  contract.  The Fund may also cover its sale of a call option by taking  positions  in  instruments  with prices  which are  expected to move  relatively  consistently  with the call  option.  The Fund may cover its sale of a put option on a futures  contract by taking a short  position in the underlying  futures  contract at a price greater than or equal to the strike price of the put option,  or, if the short position in the underlying  futures  contract is established at a price less than the strike price of the written  put,  the Fund will  maintain in a segregated  account  cash or other  liquid  assets equal in value to the  difference between  the  strike  price of the put and the price of the  futures  contract.  The Fund may also  cover  its sale of a put  option by taking  positions in  instruments  with prices  which are  expected to move  relatively  consistently  with the put option.  Additional information  on Futures  and their  risks is  included  in this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Portfolio Turnover.  The Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund, it is very difficult to estimate what the Fund's actual turnover rate will be in the future.  However, the Sub-advisor anticipates that the portfolio turnover may equal or exceed 100%.  For an additional discussion of portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Short Sales Against the Box.  The Fund may engage in short sales "against the box".  The Fund may make a short sale when the
Fund wants to sell the security the Fund owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.  For further information about this practice, please refer to the Company's Prospectus under "Certain Risk Factors and
Investment Methods."

         Tracking Error.  Although the Fund does not expect that the returns per day will deviate  substantially  from its benchmark by more than ten percent,  several  factors may affect the ability of the Fund to achieve  investment  results.  Among these are: (1) Fund expenses,  including  brokerage  (which may be  increased  by high  portfolio  turnover);  (2) less than all of the  securities  in the benchmark  being held by the Fund and  securities not included in the benchmark  being held by the Fund;  (3) an imperfect  correlation between the performance of instruments held by the Fund, such as futures  contracts and options,  and the performance of the underlying securities in the cash market;  (4) bid-ask  spreads (the effect of which may be increased by portfolio  turnover);  (5) the Fund holds instruments  traded in a market that has become  illiquid or disrupted;  (6) Fund share prices being  rounded to the nearest cent;  (7)
changes to the benchmark index that are not disseminated in advance;  (8) the need to conform the Fund's  portfolio  holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) timing in receiving shareholder activity.

         U.S. Government  Securities.  The Fund may invest in U.S. Government  Securities.  Securities issued or guaranteed by the U.S.
Government or its agencies or  instrumentalities  include U.S.  Treasury  securities,  which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates,  maturities,  and times of issuance.  U.S. Treasury bills have initial maturities of one year or less;  U.S.  Treasury notes have initial  maturities of one to ten years;  and U.S.  Treasury bonds generally have initial  maturities  of greater  than ten years.  Certain  U.S.  Government  Securities  are issued or  guaranteed  by agencies or instrumentalities of the U.S. Government including,  but not limited to, Fannie Mae, the Government National Mortgage Association,  the
Small Business Administration,  the Federal Farm Credit Administration,  the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for  Cooperatives),  the Federal Land Banks, the Federal  Intermediate  Credit Banks, the Tennessee Valley  Authority,
the Export-Import Bank of the United States, the Commodity Credit  Corporation,  the Federal Financing Bank, the Student Loan Marketing
Association, and the National Credit Union Administration.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities,  including,  for example,  Government
National  Mortgage  Association  pass-through  certificates,  are  supported by the full faith and credit of the U.S.  Treasury.  Other obligations  issued by or  guaranteed  by Federal  agencies,  such as those  securities  issued by Fannie  Mae,  are  supported  by the discretionary  authority of the U.S. Government to purchase certain  obligations of the Federal agency,  while other obligations issued by or  guaranteed  by Federal  agencies,  such as those of the Federal  Home Loan Banks,  are  supported  by the right of the issuer to borrow  from the U.S.  Treasury.  While the U.S.  Government  provides  financial  support  to such U.S.  Government-sponsored  Federal agencies,  no assurance can be given that the U.S.  Government  will always do so,  because the U.S.  Government is not so obligated by law.  U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

         When-Issued and Delayed-Delivery Securities.  The Fund may purchase securities on a when-issued or delayed-delivery basis
(i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities each day in determining the Fund's net asset value.  The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested.
At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities.  The Sub-advisor does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.  For more information about when-issued securities, please see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information on swaps,  caps and floors is included in this SAI under "Certain Risk Factors and Investment  Methods." A collar  combines elements of buying a cap and selling a floor.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
ProFund Managed OTC Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.  Invest in warrants.

         2.  Invest in real estate limited partnerships.

         3.  Invest in mineral leases.

         4. Pledge,  mortgage,  or hypothecate the Fund's assets,  except to the extent necessary to secure permitted borrowings and to the extent  related to the deposit of assets in escrow in  connection  with (i) the writing of covered put and call  options,  (ii) the purchase of  securities on a  forward-commitment  or  delayed-delivery  basis,  and (iii)  collateral  and initial or variation  margin arrangements with respect to currency  transactions,  options,  futures contracts,  including those relating to indices, and options on futures contracts or indices.

         5.  Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.  The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

ASAF ALLIANCE GROWTH FUND:

Investment  Objective:  The Fund's  investment  objective  is to seek  long-term  growth of capital by investing  predominantly  in the equity  securities  (common  stocks,  securities  convertible  into common  stocks and rights and warrants to subscribe for or purchase common  stocks) of a limited number of large,  carefully  selected,  high-quality  U.S.  companies  that, in the judgment of the Fund's
Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff  generally  follows a primary  research  universe of  approximately  500 companies that are considered by the Sub-advisor to have strong  management,  superior  industry  positions,  excellent  balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the  largest  multi-national  investment  firms,  the  Sub-advisor  has  access  to considerable  information  concerning all of the companies followed, an in-depth understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company  followed.  While each analyst has  responsibility for following  companies in one or more identified sectors and/or industries,  the lateral structure of the
Sub-advisor's  research  organization and constant  communication  among the analysts result in  decision-making  based on the relative attractiveness  of stocks among industry  sectors.  The focus during this process is on the early  recognition of change on the premise that value is created through the dynamics of changing  company,  industry and economic  fundamentals.  Research  emphasis is placed on the  identification  of companies  whose  substantially  above average  prospective  earnings  growth is not fully reflected in current market valuations.

         The  Sub-advisor  continually  reviews its primary  research  universe of  approximately  500  companies to maintain a list of favored  securities,  the "Alliance  100,"  considered by the  Sub-advisor  to have the most clearly  superior  earnings  potential and valuation  attraction.  The Sub-advisor's  concentration on a limited universe of companies allows it to devote its extensive resources to constant  intensive  research of these  companies.  Companies  are  constantly  added to and deleted  from the Alliance 100 as their fundamentals  and valuations  change.  The  Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis,  the selection  process for the Fund with each  portfolio  manager in the Group  selecting 25 such companies that appear to the manager most attractive at current  prices.  These  individual  ratings are then  aggregated  and ranked to produce a composite  list of the 25 most highly regarded stocks,  the "Favored 25."  Approximately  70% of the Fund's net assets will usually be invested in the Favored 25 with the balance of the Fund's  investment  portfolio  consisting  principally  of other  stocks in the Alliance  100.  Fund  emphasis  upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor expects the average weighted market  capitalization of companies  represented in the Fund (i.e., the number of a company's  shares  outstanding  multiplied  by the price per share) to  normally  be in the range of or exceed the  average  weighted market  capitalization  of companies  comprising the Standard & Poor's 500 Composite Stock Price Index, a widely  recognized  unmanaged index of market  activity based upon the aggregate  performance of a selected  portfolio of publicly traded stocks,  including  monthly adjustments to reflect the  reinvestment  of dividends and  distributions.  Investments  will be made upon their  potential for capital appreciation.

         Convertible Securities.  The Fund may invest in convertible  securities,  which are convertible at a stated exchange rate into common  stock.  Prior to their  conversion,  convertible  securities  have the same general  characteristics  as  non-convertible  debt securities,  as they provide a stable  stream of income with  generally  higher  yields than those of equity  securities of the same or similar issuers.  As with all debt securities,  the market value of convertible  securities tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally  offer lower interest or dividend  yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly on a yield basis,  and thus may not  depreciate to the same extent as the underlying  common stock.  Convertible  securities  rank senior to common  stocks on an issuer's  capital  structure.  They are  consequently  of higher  quality  and entail less risk than the  issuer's common  stock,  although the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible security  sells  above  its value as a fixed  income  security.  The Fund may  invest  up to 20% of its net  assets in the  convertible securities  of companies  whose common  stocks are eligible for purchase by the Fund under the  investment  policies  described  above.
Additional  information  about  convertible  securities  is  included in the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Rights  and  Warrants.  The Fund may  invest up to 5% of its net  assets in  rights  or  warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the  Sub-advisor  for inclusion in the Fund.  Rights and warrants may be more speculative  than certain  other types of  investments  in that they do not entitle a holder to dividends or voting rights with respect to the securities  which may be purchased nor do they represent any rights in the assets of the issuing  company.  Also, the value of a right or warrant does not necessarily  change with the value of the underlying  securities.  Additional  information  about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Securities.  The Fund may invest up to 15% of the value of its total assets in  securities  of foreign  issuers whose common stocks are eligible for purchase by the Fund under the investment  policies  described above. For purposes of the Fund,  foreign issuers are  companies  that (i) are organized  outside the United  States,  (ii) have their  principal  place of business  outside the
United States,  and (iii) issue  securities that are traded  principally in a foreign  country.  Companies that do not fall within this definition shall be deemed to be U.S.  companies.  Additional  information about foreign securities and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

         While the Fund does not anticipate  utilizing  them on a regular  basis,  the Fund may from time to time may engage in options and  futures  transactions  as  described  below.  Additional  information  about  option,  futures and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Securities.  The Fund may  write  exchange-traded  call  options  on common  stocks,  and may  purchase  and sell exchange-traded call and put options on common stocks written by others or combinations thereof.  The Fund will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved are lower  priced or volatile,  or both.  While an option that has been  written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the  premium  less  brokerage  commissions  and fees.  The Fund will not write a call unless the Fund at all times during the option period owns either (a) the optioned  securities  or has an absolute and immediate  right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated account by its custodian) upon  conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security and in the same  principal  amount as the call  written  where the  exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the  difference  is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Fund in connection  with writing call options will vary widely.  Commissions,  stock  transfer taxes and other expenses of the Fund must be deducted from such premium  receipts.  Calls written by the Fund will  ordinarily be sold either on a national  securities  exchange or through put and call  dealers,  most,  if not all, of whom are members of a national  securities exchange on which options are traded,  and will be endorsed or guaranteed  by a member of a national  securities  exchange or qualified broker-dealer,  which may be Sanford C.  Bernstein & Co, LLC, an affiliate of the  Sub-advisor.  The  endorsing  or  guaranteeing  firm requires  that the option writer (in this case the Fund)  maintain a margin  account  containing  either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the  Fund's  portfolio securities  subject to  outstanding  call options  (valued at the lower of the option price or market value of such  securities)  would exceed 15% of the Fund's total assets.

         The Fund may purchase or write options on  securities of the types in which it is permitted to invest in privately  negotiated
(i.e.,  over-the-counter)  transactions.  The  Sub-advisor  has adopted  procedures for monitoring  the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Fund would be in a position  to realize a gain if,  during the option  period,  the price of the shares increased  by an amount in excess of the premium paid and  commissions  payable on  exercise.  It would  realize a loss if the price of the  security  declined  or  remained  the same or did not  increase  during  the  period by more than the  amount of the  premium  and commissions  payable on  exercise.  In buying a put, the Fund would  realize a loss if the price of the security  increased or remained the same or did not  decrease  during  that  period by more than the amount of the  premium and  commissions  payable on  exercise.  In addition, the Fund could realize a gain or loss on such options by selling them.

         The  aggregate  cost of all  outstanding  options  purchased  and held by the Fund,  including  options  on market  indices as described below, will at no time exceed 10% of the Fund's total assets.

         Options on Market  Indices.  The Fund may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index options,  the portfolio could achieve many of the same objectives as through the use of options on individual  securities.  Price movements in the Fund's securities probably will not correlate  perfectly with movements in the level of the index and, therefore,  the
Fund would bear a risk of loss on index options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed  losses on the options or if adverse  price  movements of the hedged  portfolio  securities  are greater than gains realized from the options.

         Stock Index  Futures.  The Fund may purchase  and sell stock index  futures  contracts.  A stock index  futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid assets equal to a specified dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made. The
Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock  Exchange  Composite  Index on the New York Futures  Exchange and the Value Line
Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements  of the stock index  futures  contracts  in  relation  to the  movements  in such indices.  However,  such  differences in the indices may result in  differences in correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is  different  from that of margin in  security  transactions  in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Fund upon  termination  of the futures  contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the  imperfect  correlation  between  movements  in the price of the stock index  futures and  movements in the price of the securities  which are the subject of the hedge.  The price of the stock index  futures may move more than or less than the price of the securities  being hedged.  If the price of the stock index futures  moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the  securities  being  hedged has moved in an  unfavorable direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Fund will  experience  either a loss or gain on the  future  which will not be  completely offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index  futures,  the Fund may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the  volatility  over a particular  time period of the prices of such  securities has been greater than the volatility  over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly fashion,  it is possible that the market may decline  instead.  If the
Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase  and sell  futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Fund's  investment  policies  as  described  above are  based on the  Sub-advisor's  assessment  of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent purchases and sales of shares of a particular  issuer as well as the replacement of securities.  The  Sub-advisor  expects that more of its portfolio turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete elimination of a particular  issuer's  securities  from the Fund.  For more  information  on portfolio  turnover,  see this SAI and the
Company's Prospectus under "Portfolio Turnover."

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alliance Growth Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Invest in companies for the purpose of exercising control;

..........2.       Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

..........3.       Invest in interests in oil, gas or other mineral  exploration  or development  programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

..........4.       Make short  sales of  securities  or  purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage be determined immediately after and as a result of the Fund's acquisition of such securities or other assets.  Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

ASAF Marsico Capital Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.  Realization of income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies  and forward  contracts.  The Fund will not use futures  contracts and options for  leveraging  purposes.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments under outstanding futures contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the total assets of the Fund.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and on indices based on the  types of  securities  in which the Fund is  permitted  to  invest  directly.  The Fund will  effect  such  transactions  only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only  pursuant  to  procedures  adopted by the  Sub-advisor  for  monitoring  the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation  on illiquid  investments.  In the case of illiquid  options,  it may not be possible  for the Fund to effect an  offsetting transaction  at a time when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these strategies and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Interest Rate Swaps and  Purchasing  and Selling  Interest Rate Caps and Floors.  In addition to the  strategies  noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency  exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell  interest  rate caps and floors.  The Fund expects to enter into these  transactions primarily  to  preserve a return or spread on a  particular  investment  or portion  of its  investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these  transactions  as  speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another party of their respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.
         The Fund may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments.
The net amount of the excess,  if any, of the Fund's  obligations over its entitlements with respect to each interest rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an  aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund  would  maintain a  segregated  account  in the full  amount  accrued on a daily  basis of the Fund's obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical rating organization at the time of entering into such transaction.  The Sub-advisor will  monitor  the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors, it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk
Factors and Investment Methods."

..........Reverse  Repurchase  Agreements.  Subject to  guidelines  promulgated  by the Board of Directors of the Company,  the Fund may
enter into reverse  repurchase  agreements.  For a description  of these  investment  techniques,  see the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities.  High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors
Service, Inc. ("Moody's").  The Fund will not invest more than 5% of its total assets in high-yield/high risk and mortgage- and asset-backed securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities.  Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities.  The Fund will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's.  The Fund may also purchase unrated bonds of foreign and domestic issuers.  For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind, and Step Coupon Bonds.  The Fund may purchase zero coupon, pay-in-kind, and step coupon bonds.
Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value.  The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities.  For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
Marsico Capital Growth Fund.  These limitations are not "fundamental" restrictions, and may be changed by the Directors without shareholder approval.

         1.       The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii)
deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4.       The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control or management.

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND:

Investment Objective:  The investment objective of the Fund (formerly, the ASAF Janus Capital Growth Fund) is to seek growth of capital.  Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Corporate Bonds and Debentures.  The Fund may purchase corporate bonds and debentures, including bonds rated below investment grade.  The Fund will not invest more than 35% of its net assets in bonds rated below investment grade by the primary rating agencies.  For a discussion of lower rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures, Options and Other Derivative Instruments.  The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging).  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly.  The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the
Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so.  For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment
Methods."

..........Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors.  In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments.  The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date.  The Fund does not intend to use these transactions as a speculative investments.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

..........The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.  If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap.  The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap.  Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive.  The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.  For an additional discussion of these strategies, see this SAI under "Certain Risk
Factors and Investment Methods."

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the  Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Reverse Repurchase Agreements.  Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into reverse repurchase agreements.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-Advisor may invest in repurchase agreements and other money market instruments through a joint trading account.  For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Other Income-Producing Securities.  Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

..........         Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

..........         Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

..........         Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters.  The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
Goldman Sachs Concentrated Growth Fund.  These limitations are not "fundamental" investment restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any.  The Directors of the Company, the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

..........2.       Enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

..........3.       Enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

..........4.       Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

..........5.       Mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the
Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

..........6.       Invest in companies for the purpose of exercising management or control;

..........7.       Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company
Act of 1940 or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates; or

..........8.       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.

ASAF DeAM LARGE-CAP GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of larger companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Fund's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option, the
Fund owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Fund may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options.  The Fund may deal in over-the-counter traded options ("OTC options").  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the
Sub-advisor and verified in appropriate cases.  In writing OTC options, the Fund receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities.  Accordingly, the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Fund currently will not engage in OTC options transactions if the amount invested by the
Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in other illiquid securities, would exceed 15% of the Fund's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements the
Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price").  The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices.  The Fund, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation.  When the Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Fund may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Fund may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Fund's pursuit of its investment objective.  Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Fund's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized Obligations.  The Fund may invest in asset-backed and mortgage-backed securities, including interest only
("IO") and principal only ("PO") securities (collectively, "collateralized obligations").  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Fund.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Fund's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

         Inverse Floaters. The Fund may also invest in "inverse floaters."  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF DeAM
Large-Cap Growth Fund.  These limitations are not "fundamental" restrictions and may be changed without shareholder approval.  The
Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment Objective:  The investment objective of the Fund is to seek attractive long-term capital appreciation on an after tax basis.  The Fund will normally invest primarily in common stocks.  Assets of the Fund invested in equity securities will be subject to all of the risks of investing in the stock market.

Investment Policies:

..........Foreign Securities. The Fund may invest up to 25% of its total assets (excluding reserves) in U.S. dollar-denominated and
non-U.S. dollar-denominated securities of foreign issuers.  These include nondollar-denominated securities traded outside of the U.S.
and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs).  Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility;
possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value).
These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

..........Hybrid Instruments.  Hybrid Instruments (a type of potentially high-risk derivative) can  combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments").  Thus,
Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  Hybrids can have volatile prices and limited liquidity and their use may be unsuccessful.
The Fund may invest up to 10% of its total assets in hybrid instruments.

..........For a discussion of certain risks involved in investing in hybrid instruments see this SAI under "Certain Risk Factors and
Investment Methods."

..........Warrants. The Fund may acquire warrants. For a discussion of certain risks involved therein, see this SAI under "Certain
Risk Factors and Investment Methods."

..........Futures Contracts:

..........Transactions in Futures.  Futures contracts are a type of potentially high-risk derivative.  The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

..........Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  The Fund may purchase or sell futures contracts with respect to any stock index.  Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

..........Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund.  In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

..........The Fund will enter into futures contracts which are traded on national and foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the
Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

..........Regulatory Limitations. If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options."  This policy may be modified by the
Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

..........In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable collateral as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed.  Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

..........Options on Futures Contracts.  The Fund may purchase and sell options on the same types of futures in which it may invest.
Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire.  If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire.  If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

..........As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other funds. Such aggregated orders would be allocated among the Fund and the other funds in a fair and non-discriminatory manner.  See this SAI and Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and futures contracts.

..........Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts.  Although the Fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the Fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes.  Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

..........Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time.  Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract.  The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

..........Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

..........Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least
90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.  Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the
90% requirement.

..........As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.

Options on Securities

..........Writing Covered Call Options. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in the
Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

..........The Fund generally will write only covered call options.  This means that the Fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option.  From time to time, the Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

..........Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund generally will not do), but capable of enhancing the Fund's total return.  When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.  The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

..........The premium received is the market value of an option.  The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.
Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund.  This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

..........The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets.  In calculating the 25%
limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

..........Writing Covered Put Options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

..........The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

..........The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency.  In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

..........The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets.  In calculating the 25% limit, the
Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing Put Options.  The Fund may purchase American or European style put options. As the holder of a put option, the
Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.

..........The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing Call Options.  The Fund may purchase American or European style call options. As the holder of a call option, the
Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period
(American style) or at the expiration of the option (European style).  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.

..........The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options.  The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

..........Dealer (Over-the-Counter) Options.  The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options.  While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.
Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.  For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending of Portfolio Securities. Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis.  The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets.  The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

..........Reverse Repurchase Agreements.  Although the Fund has no current intention of engaging in reverse repurchase agreements, the
Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
T. Rowe Price Tax Managed Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

         1.   Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.   Invest in companies for the purpose of exercising management or control;

         3.   Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

         4.   Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

         5.   Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or in accordance with any exemptive orders received by the Investment Advisor;

         6.   Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

         7.   Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         8.   Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

         9.   Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

         10.  Effect short sales of securities; or

         11.  Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants.

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth by investing approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible Securities.  The Fund may invest in convertible  securities,  which are convertible at a stated exchange rate into common  stock.  Prior to their  conversion,  convertible  securities  have the same general  characteristics  as  non-convertible  debt securities,  as they provide a stable  stream of income with  generally  higher  yields than those of equity  securities of the same or similar issuers.  As with all debt securities,  the market value of convertible  securities tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally  offer lower interest or dividend  yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly on a yield basis,  and thus may not  depreciate to the same extent as the underlying  common stock.  Convertible  securities  rank senior to common  stocks on an issuer's  capital  structure.  They are  consequently  of higher  quality  and entail less risk than the  issuer's common  stock,  although the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible security  sells above its value as a fixed income  security.  The Fund may invest up to 20% of the growth  portion of its net assets in the  convertible  securities  of companies  whose common  stocks are  eligible for purchase by the Fund under the  investment  policies described  above.  Additional  information  about  convertible  securities is included in the Company's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Rights and  Warrants.  The Fund may invest up to 5% of the growth  portion of its net assets in rights or  warrants,  but will do so only if the equity  securities  themselves  are deemed  appropriate  by the  Sub-advisor  for  inclusion in the Fund.  Rights and warrants may be more  speculative  than certain other types of  investments in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be purchased nor do they  represent any rights in the assets of the issuing  company.
Also,  the  value  of a right  or  warrant  does not  necessarily  change  with the  value  of the  underlying  securities.  Additional information about warrants is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Securities.  The Fund may invest up to 15% of the value of its total assets in foreign securities. A foreign security is a security issued by a non-U.S. company which is defined as a company that (i) is organized outside the United States;
(ii) has their principal place of business outside the United States; and (iii) issue securities traded principally in a foreign country.  Companies that do not fall within the definition of a non-U.S. company shall be considered a U.S. company for purposes of this definition.  American Depositary Receipts (ADRs) are not considered foreign securities for the purposes of the 15% limitation on foreign securities.  Additional information about foreign securities and their risks is included in this Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time may engage in options and futures transactions as described below.  Additional information about option, futures and their risks is included in this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Fund may write exchange-traded call options on common stocks, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof.  The Fund will not write put options.

         Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater, when the stocks involved are lower priced or volatile, or both.  While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.  The Fund will not write a call unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums received by the Fund in connection with writing call options will vary widely.  Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts.  Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call option written by it if, as a result of the sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the growth portion of the Fund's total assets.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated
(i.e., over-the-counter) transactions.  The Sub-advisor has adopted procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise.  It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise.  In buying a put, the Fund would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise.  In addition, the Fund could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding options purchased and held by the Fund, including options on market indices as described below, will at no time exceed 10% of the growth portion of the Fund's total assets.

         Options on Market Indices.  The Fund may purchase and sell exchange-traded index options.  Through the purchase of listed index options, the portfolio could achieve many of the same objectives as through the use of options on individual securities.  Price movements in the Fund's securities probably will not correlate perfectly with movements in the level of the index and, therefore, the
Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index Futures.  The Fund may purchase and sell stock index futures contracts.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.  The
Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line
Stock Index on the Kansas City Board of Trade.  The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices.  However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection with the use of stock index futures by the Fund as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future.  If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor.  Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead.  If the
Sub-advisor then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Fund's Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover.  The Fund's investment policies as described above are based on the Sub-advisor's assessment of fundamentals in the context of changing market valuations.  Therefore, they may under some conditions involve frequent purchases and sales of shares of a particular issuer as well as the replacement of securities.  The Sub-advisor expects that more of its portfolio turnover will be attributable to increases and decreases in the size of particular portfolio positions rather than to the complete elimination of a particular issuer's securities from the Fund. It is anticipated that the growth portion of the Fund may have portfolio turnover exceeding 100%. For more information on portfolio turnover, see this SAI and the Company's Prospectus under
"Portfolio Turnover."

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
Alliance/Bernstein Growth + Value Fund.  These limitations are not "fundamental" restrictions and may be changed without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising control;

..........2.       Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

..........3.       Invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

..........4.       Make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions;

         5.       Purchase illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage be determined immediately after and as a result of the Fund's acquisition of such securities or other assets.  Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than
U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term Instruments.  When the Fund experiences large cash inflows or anticipates substantial redemption requests, the
Fund may hold short-term investments for a limited time pending the purchase of equity securities.  The Fund's short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by Standard & Poor's ("S&P") or Aa or higher by
Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.  At the time the
Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or
Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the
Sub-advisor.

         Certificates of Deposit and Bankers' Acceptances.  Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers'
acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S. Government Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These obligations may or may not be backed by the "full faith and credit" of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Government securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley
Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the
U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration,
and the Export-Import Bank.

         Equity Investments.  The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter markets, including ADRs and U.S. dollar denominated securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets..  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Fund may enter into securities index futures contracts.  U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Fund solely for hedging purposes.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment
("initial margin").  It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract's face value.  Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their terms call for the actual  delivery or  acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the  securities.  The offsetting  of a  contractual  obligation  is  accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an identical  futures  contract  calling for  delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Because  transactions  in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the  exchange on which the  contracts  are traded,  the Fund will incur brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market  depends on  participants  entering into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks.  Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Fund.  For an additional discussion of futures contracts and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts.  The Fund may use stock index futures on a continual basis to "equitize" cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract at a specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash value of the futures  contract and the exercise  price.  Like the buyer or seller of a futures  contract,  the holder,  or writer,  of an option has the right to terminate  its position  prior to the  scheduled expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering into the closing transaction  will realize a gain or loss.  The Fund will be required to deposit  initial  margin and  variation  margin with respect to put and call  options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received will be included as initial margin deposits.  In anticipation of an increase in securities  prices,  the Fund may purchase  call  options on futures  contracts as a  substitute  for the purchase of futures  contracts to hedge  against a possible increase  in the  price of  securities  that the Fund  intends  to  purchase.  Similarly,  if the value of the  securities  held by the
Portfolio  is expected to decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on Securities Indices.  The Fund may purchase and write (sell) call and put options on securities indices.  Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks.  The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF
Sanford Bernstein Core Value Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

         1.       Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the
1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF DeAM LARGE-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek maximum appreciation of investors' capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Fund's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option, the
Fund owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Fund may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options.  The Fund may deal in over-the-counter traded options ("OTC options").  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the
Sub-advisor and verified in appropriate cases.  In writing OTC options, the Fund receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities.  Accordingly, the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Fund currently will not engage in OTC options transactions if the amount invested by the
Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in other illiquid securities, would exceed 15% of the Fund's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements the
Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price").  The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices.  The Fund, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation.  When the Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Fund may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Fund may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the
Portfolio's pursuit of its investment objective.  Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Fund's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized Obligations.  The Fund may invest in asset-backed and mortgage-backed securities, including interest only
("IO") and principal only ("PO") securities (collectively, "collateralized obligations").  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Fund.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Fund's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

         Inverse Floaters. The Fund may also invest in "inverse floaters."  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF DeAM
Large-Cap Value Fund.  These limitations are not "fundamental" restrictions and may be changed without shareholder approval.  The
Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in equity securities of large capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment Objective:  The investment objective of the ASAF Sanford Bernstein Managed Index 500 Fund (formerly, the ASAF
Bankers Trust Managed Index 500 Fund) is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P
500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer
(other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.
In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired.

         About the S&P 500.  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The
McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.  S&P's only relationship to the
Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager,
Sub-advisor or the Fund.  S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Fund's shares or the timing of the issuance or sale of the Fund's shares, or in the determination or calculation of the Fund's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P
500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.
Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term Instruments.  When the Fund experiences large cash inflows or anticipates substantial redemption requests, the Fund may hold short-term investments for a limited time pending the purchase of equity securities.  The
Fund's short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii)
commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers'
acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates of Deposit and Bankers' Acceptances.  Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then
"accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S. Government Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These obligations may or may not be backed by the "full faith and credit" of the United States.
In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Government securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the
U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency.  Securities that are backed by the full faith and credit of the
United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and
the Export-Import Bank.

         Equity Investments.  The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price)
for a specific period of time.  The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities.

         Convertible Securities.  Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock.  Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure.  In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders.  In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Fund may enter into securities index futures contracts.  U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Fund solely for hedging purposes.  In this regard, the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin").  It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract's face value.  Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the  securities.  Because transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated with the exchange on which the contracts  are traded,  the Fund will incur  brokerage  fees when it purchases or sells  futures  contracts.  The liquidity of the futures  market  depends on  participants  entering  into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks.  Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Fund.  For an additional discussion of futures contracts and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts.  The Fund may use stock index futures on a continual basis to "equitize" cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering  into the closing  transaction  will  realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those described above.  Net option premiums  received will be included as initial margin  deposits.  In  anticipation of an increase in securities  prices,  the Fund may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible increase in the price of securities  that the Fund intends to purchase.  Similarly,  if the value of the securities  held by the Fund is expected to  decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather  than sell  futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on Securities Indices.  The Fund may purchase and write (sell) call and put options on securities indices.  Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks.  The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Fund generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Fund will not purchase such options unless the
Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF Sanford Bernstein Managed Index 500 Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in securities included in the S&P
500 unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek  capital  growth and income  through  investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Fund to seek to balance the  objectives of reasonable  opportunity  for capital growth and reasonable current income through  investments  primarily in  dividend-paying  common stocks of good quality.  However,  it may invest  whenever the economic  outlook is unfavorable for common stock  investments in other types of securities,  such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic  and other  conditions,  irrespective  of the degree of  portfolio  turnover.  The Fund  engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options.  Subject to market  conditions,  the Fund may try to realize income by writing  covered call option contracts provided that the option is listed on a domestic securities  exchange.  The Sub-advisor  believes that the premiums the Fund will receive for writing  options can increase the Fund's income  without  subjecting  it to  substantial risks.

         A security on which an option has been  written  will be held in escrow by the Fund's  custodian  until the option expires,  is exercised,  or a closing  purchase  transaction is made. The Fund will purchase call options only to close out a  position  in an option  written  by it.  When a  security  is sold from the Fund  against  which a call  option has been written,  the Fund  will  effect a  closing  purchase  transaction  so as to close  out any  existing  call  option on that security.

         The premium  received by the Fund upon writing a call option will increase the Fund's assets,  and a corresponding liability  will be recorded and  subsequently  adjusted  from day to day to the current  value of the option  written.  For example,  if the current value of the option  exceeds the premium  received,  the excess would be an  unrealized  loss and, conversely,  if the premium  exceeds the current value,  such excess would be an unrealized  gain. The current value of the option  will be the last sales  price on the  principal  exchange  on which the option is traded or, in the  absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stock  Index  Futures.  The Fund may  purchase  and sell stock index  futures  contracts.  A stock  index  futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks  in the  index is made.  The Fund will not  purchase  or sell  options  on stock  index  futures contracts.

         The Fund may not  purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets  would be hedged by stock index  futures.  The Fund may not  purchase or sell a stock index  future if,  immediately thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would  exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with  movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the  nature  of a  performance  bond or good  faith  deposit  on the  contract  which is  returned  to the Fund  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being  hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this  advantage will be  partially  offset by the loss on the index  future.  If the price of the future moves more than the price of the stock, the Fund will  experience  either a loss or gain on the future  which will not be  completely  offset by  movements  in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of  securities  being  hedged and  movements  in the price of the stock index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being  hedged if the volatility  over a particular  time period of the prices of such  securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the securities being  hedged is less  than the  volatility  over  such time  period  of the  stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible  that the market may decline  instead.  If the Fund then  concludes  not to invest in stock or  options  at that time  because  of concern as to possible  further  market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For  additional  information  regarding  futures  contracts  and their risks,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in foreign  securities,  but will not make any such  investments  unless such  securities  are listed on a  national  securities  exchange.  The  purchase  of foreign  securities  entails  certain political and economic risks,  and  accordingly,  the Fund has restricted its investments in securities in this category to issues of high  quality.  Evidences of ownership of foreign  securities  may be held outside of the U.S.,  and the Fund may be  subject  to the risks  associated  with the  holding  of such  property  overseas.  Additional  information  on foreign securities  and their risks is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Securities  Ratings.  The  ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however,  subject to certain  limitations from an investor's  standpoint.  The rating  of an  issuer  is  heavily  weighted  by past  developments  and  does  not  necessarily  reflect  probable  future conditions.  There is  frequently  a lag  between the time a rating is assigned  and the time it is updated.  In  addition, there may be varying degrees of difference in credit risk of securities within each rating category.

..........A detailed  description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this
Statement.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Alliance Growth and Income Fund.  These  limitations are not  "fundamental  restrictions  and may be changed by the Directors without shareholder approval.  The Fund may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

ASAF MFS GROWTH WITH INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Policies:

         Corporate Debt Securities.  The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate Obligations.  The Fund may invest in floating or variable rate securities.
Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury
Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them.  The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment.  If not redeemed by the Fund through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds.  The Fund may invest in zero coupon bonds, deferred bonds and bonds on which the interest is payable in kind ("PIK bonds").  Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds do provide for a period of delay before the regular payment of interest begins.  PIK bonds are debt obligations, which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt  obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations, which make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity  Securities.  The Fund may  invest in all types of  equity  securities,  including  the  following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

                  Warrants.  The Fund may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  Additional information regarding warrants is included in this SAI and the Company's Prospectus under "Certain Risk factors and Investment Methods."

         Foreign Securities.  The Fund may invest in dollar-denominated and non-dollar denominated foreign securities.
Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts.  The Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts
("GDRs") and other types of depository receipts.  ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian  bank as collateral.  GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company.  Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets.  For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depository  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depository of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Fund may invest in either type of ADR.
Although the U.S. investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the depository  receipts in the United  Sates can reduce  costs and delays as well as  potential  currency  exchange  and other difficulties.  The Fund may  purchase  securities  in local  markets  and  direct  delivery  of these  shares  to the local depositary of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Fund's  custodian  in five days.  The Fund may also  execute  trades on the U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is generally  not subject to the same  reporting  requirements  in the
United  States as a  domestic  issuer.  Accordingly,  information  available  to a U.S.  investor  will be  limited  to the information  the foreign  issuer is  required  to  disclose  in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging Markets.  The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country.  As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio.  Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         Foreign currencies.  Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar.  In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies.  Further, certain emerging market currencies may not be internationally traded.  Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar.
Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's et asset value.

         Inflation.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed in certain countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight.  The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S.
Disclosure and regulatory standards are in many respects less stringent than U.S. standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available.  The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  If market prices are not readily available, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments.  The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the
Fund has invested.  The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts.  The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk.  For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, the Fund may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this SAI and the Company Prospectus under "Certain Risk
Factors and Investment Methods."

         Futures Contracts.  The Fund may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities.
The Fund also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices.  For example, the Fund may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.  In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies.  Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The Fund may  invest  other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Fund may invest in the following types of options, which involves the risks described below under the caption "Special Risk Factors."

         Options on Foreign Currencies.  The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon.
The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.
Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures Contracts.  The Fund may also purchase and write options to buy or sell those Futures
Contracts in which it may invest as described above under "Futures Contracts."  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Fund on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, an, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, Options on Futures Contracts may be traded on foreign exchanges.  The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (I) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference.  The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written if where the exercise price of the put held (ii) is less than the exercise price of the put written of the Fund owns liquid and unencumbered assets equal to the difference.  Put and call Options on Futures
Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position.  Similarly, where a put
Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying
Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on Securities.  The Fund may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written  if the Fund owns liquid and unencumbered assets equal to the difference.  If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference.  Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets.  Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written.
If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security.  The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security.  The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.
Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, the Fund's' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's' purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's' gain will be limited to the premium received, less related transaction costs.  If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.
Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date.  By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price.
This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options.
Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.
The Fund may also purchase options for hedging purposes or to increase its return.

         The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future.  If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices.  The Fund may write (sell) covered call and put options and purchase call and put options on stock indices.  The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio.  The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a)
is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund own liquid and unencumbered assets equal to the difference.  If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a)
is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference.  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard &
Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Special Risk Factors.

         Risk of Imperfect Correlation of Hedging Instruments with the Fund's Portfolio.  The use of derivatives for
"cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks.  Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

..........It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.
This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund' portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets.  In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying
Futures Contracts will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on
Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered.  As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions.  The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.  The Fund may also enter into futures, Forward Contracts for non-hedging purposes.  For example, the
Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market.  In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments.  However, transactions in futures, Forward Contracts may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales.  Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the
Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market.  Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund' ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker.  When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction.  In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts.  Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits.  The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.)  Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of Options on Futures Contracts.  The amount of risk the Fund assumes when it purchases an Option on a
Futures Contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein.  The writer of an Option on a Futures
Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted
on U.S. Exchanges.  Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global,
24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the
SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock
Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the
Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Sales Against The Box.  The Fund may make short sales "against the box."  If the Fund enters into a short sales against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short
(or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.  For further information about this practice, please refer to the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Short Term Instruments.  The Fund may hold cash and invest in cash equivalents, such as short-term U.S.
Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions.  During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued" Securities.  The Fund may purchase securities on a "when-issued," "forward commitment," or "delayed delivery" basis.  The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security.  While awaiting delivery of securities purchased on such basis, the Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.  For more information about when-issued securities, please see this SAI under "Certain Risk Factors and Investment Methods."

ASAF INVESCO CAPITAL INCOME FUND:

Investment Objective:  The investment objective of the Fund is to seek high current income and capital growth while following sound investment practices.

Investment Policies:

..........The Fund seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns.  The Fund normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers.  Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common and preferred stocks.

      Up to 30% of the Fund's assets may be invested in equity securities that do not pay regular dividends.  In addition, the Fund normally will have some portion of its assets invested in debt securities or convertible bonds.  The Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing.  These foreign investments may serve to increase the overall risks of the Fund.

..........Debt Securities.  The debt securities in which the Fund invests are generally subject to two kinds of risk,
credit risk and market risk.   The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk.  The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.  Increasing the amount of
Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

..........Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics.
Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's.  Debt securities rated lower than B by either S&P or Moody's may be highly speculative.  The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or
Caa, respectively, by S&P or Moody's.  In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities.  For an additional discussion of certain risks involved in lower-rated or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending Portfolio Securities.  The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions.  While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted.  Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the
Rules of the SEC thereunder.

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF INVESCO Capital Income Fund.  These limitations are not "fundamental" restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase securities of open-end or closed-end investment companies except in compliance with the
Investment Company Act of 1940;

..........3.       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

..........4.       Effect short sales of securities; or

..........5.       Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

..........In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged advantageous under changing economic conditions.  It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below.  However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives.  Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

..........The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues.  The Sub-advisor may invest in master limited partnerships
(other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Fund's investment objectives.

..........The Sub-advisor will invest approximately 60% of the Fund in equity securities and the balance in fixed income securities.  The fixed income assets will be invested primarily in investment grade securities.  The Fund may invest up to 15% of its fixed income assets in high yield securities.  There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Fund may be invested.  The Fund may invest in securities of the
United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities.  For purposes of determining the weighted average maturity of the fixed income portion of the Fund, the Sub-advisor will use weighted average life as the measure of maturity for all mortgage-backed and asset-backed securities.  It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

..........Forward Currency Exchange Contracts.  The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

..........The Fund expects to use forward contracts under two circumstances: (1) when the Sub-advisor wishes to "lock in"
the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency, the Fund would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the
Fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Fund's securities either denominated in, or whose value is tied to, such foreign currency
("portfolio hedging").  It is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

..........As to transactional hedging, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

..........Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.  The Fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract.
If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts.  At any given time, no more than 10% of the Fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

..........The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures.  Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain.  The Sub-advisor does not intend to enter into such contracts on a regular basis.  Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies.  However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

..........Generally, the Fund will not enter into a forward contract with a term of greater than one year.  At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting"
forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

..........It is impossible to forecast with absolute precision the market value of the Fund's securities at the expiration of the forward contract.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.  For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment
Methods."

..........Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the Fund may invest in securities that are commonly  referred to as "derivative"  securities.  Certain  derivative securities are more  accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative securities  whose value or  performance is linked to other equity  securities  (such as depositary  receipts),  currencies, interest rates, indices or other financial indicators ("reference indices").

..........Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

..........The Fund may not invest in a derivative  security unless the reference index or the instrument to which it relates is an eligible  investment  for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

..........The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

..........There is a range of risks associated with derivative investments, including:

o........the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Trust's Board of Directors as necessary.  For additional  information  on  derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and  Options.  The Fund may enter into futures  contracts,  options or options on futures  contracts.  The
Fund may not, however,  enter into a futures transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Fund  generally  invests at a time
         when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

     Some  futures and options  strategies,  such as selling  futures,  buying  puts and  writing  calls,  hedge the Fund's investments against price fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the Fund's exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of hedging  this  exposure.  While the Fund will pay  brokerage  commissions  in connection with opening and closing out futures  positions,  these costs are lower than the  transaction  costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on securities indices that are consistent with the
Fund's  investment  objectives.  Examples of indices that may be used  include the Bond Buyer Index of Municipal  Bonds for fixed income  funds,  or the S&P 500 Index for equity funds.  The Fund also may engage in futures and options  transactions based on specific  securities,  such as U.S.  Treasury  bonds or notes.  Futures  contracts are traded on national  futures exchanges.  Futures  exchanges and trading are regulated  under the Commodity  Exchange Act by the CFTC, a U.S.  government agency.

         Unlike when the Fund  purchases  or sells a bond,  no price is paid or  received by the Fund upon the  purchase or sale of the future.  Initially,  the Fund will be required  to deposit an amount of cash or  securities  equal to a varying specified  percentage of the contract  amount.  This amount is known as initial  margin.  The margin deposit is intended to assure  completion of the contract  (delivery or acceptance of the underlying  security) if it is not  terminated  prior to the specified  delivery date.  Minimum  initial margin  requirements  are  established by the futures  exchanges and may be revised.  In addition,  brokers may  establish  margin  deposit  requirements  that are higher than the exchange  minimums.
Cash held in the margin account is not income  producing.  Subsequent  payments,  called variation  margin, to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index  fluctuates,  making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods." The  Sub-advisor  will seek to minimize these risks by limiting the contracts  entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By  purchasing  an option on a futures  contract,  the Fund  obtains  the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The Fund can  terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the Fund  completes  the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Fund may write (or sell) call options  that  obligate it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option  premiums would  mitigate the effects of price  declines,  the Fund would give up some ability to  participate in a price increase on the underlying  instrument.  If the Fund were to engage in options  transactions,  it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Portfolio Securities Lending.  In order to realize additional income, the Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy by the Sub-advisor.  Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit.  During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral.  The Fund must have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the Fund to vote the securities.  Such loans may not exceed one-third of the Fund's total assets taken at market.

         Investments in Companies with Limited Operating History.  The Fund may invest in the securities of issuers with limiting operating history.  The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers.  By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Fund.  In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history.  The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales.  The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller.  While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve.  If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian.  While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost.  These securities would constitute the Fund's long position.

         When the Fund makes a short sale as described above, any future losses in the Fund's long position should be reduced by a gain in the short position.  The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover.  The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold.  The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position.  However, it should be expected that the equity portion of the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those  objectives, and the Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high.
Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the
Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.  For an additional discussion of portfolio turnover, see this SAI under "Portfolio Transactions" and the
Company's Prospectus under "Portfolio Turnover."

         Collateralized Mortgage Obligations.  The Fund may buy collateralized mortgage obligations ("CMOs"). The Fund may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.  For a discussion of CMOs and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and
Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF American Century Strategic Balanced Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2.       Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4.       Invest in the securities of other investment companies except in compliance with the Investment Company
Act of 1940.  Duplicate fees may result from such purchases.

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment Objective:  The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities.  The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

..........Corporate Debt Securities.  The Fund invests primarily in corporate debt securities.  The corporate debt obligations in which the Fund intends to invest are expected to be lower-rated.  For a discussion of the special risks associated with lower-rated securities, see the Company's Prospectus and this SAI under "Certain Risk Factors and
Investment Methods."  Corporate debt obligations in which the Fund invests may bear fixed, floating, floating and contingent, or increasing rates of interest.  They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

..........U.S. Government Obligations.  The types of U.S. government obligations in which the Fund may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities (such as the Federal Home Loan Banks,
Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee
Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student
Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration).  These
securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S.
Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.  For an additional discussion of the types of U.S. government obligations in which the Fund may invest, see the Company's Prospectus under "Investment
Programs of the Funds."

..........Time and Savings Deposits and Bankers' Acceptances.  The Fund may enter into time and savings deposits (including certificates of deposit) and may purchase bankers' acceptances.  The Fund may enter into time and savings deposits
(including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund
("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks.  The Fund may also purchase bankers' acceptances issued by a
BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less.  The total acceptances of any bank held by the Fund cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2)
issued by a public housing agency and backed by the full faith and credit of the United States.

..........When-Issued and Delayed Delivery Transactions.  The Fund may purchase fixed-income securities on a when-issued or delayed delivery basis.  The Fund may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage.  These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time.  Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.  These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

..........No fees or other expenses, other than normal transaction costs, are incurred.  However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date.  These securities are
marked to market daily and will maintain until the transaction is settled.   For an additional discussion of when-issued
securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending Portfolio Securities.  In order to generate additional income, the Fund may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities.  The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions that have been determined to be creditworthy.  The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities.  Loans are subject to termination at the option of the Fund or the borrower.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

..........Reverse Repurchase Agreements.  The Fund may also enter into reverse repurchase agreements.  When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  These securities are marked to market daily and are maintained until the transaction is settled.  During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.  For a discussion of reverse repurchase agreements and certain risks involved therein, see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Instruments and Swaps.  The Fund may invest in certain types of derivative contracts.  Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity.  The type of derivative contract that the Fund may in invest in are known as swaps.  Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds)
the amount of the other party's payment.  Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars.  Common swap agreements that the Fund may use include total return swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

..........Portfolio Turnover.  The Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities.  For an additional discussion of portfolio turnover, see this SAI under "Portfolio
Transactions" and the Company's Prospectus under "Portfolio Turnover."

..........Adverse Legislation.  In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994.  This legislation also created the Resolution Trust
Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations.  The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds.  Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds.  The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

..........Foreign Securities.  For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF Federated High Yield Bond Fund.  These limitations are not "fundamental" restriction and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in corporate fixed income securities that are BBB and below in Standard & Poor's rating of Baa and below in Moody's rating unless it provides 60 days prior written notice to its shareholders;

..........2.       Invest more than 15% of the value of its net assets in securities that are not readily marketable, including repurchase agreements providing for settlement in more than seven days after notice.  The Directors of the
Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for certain securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

..........3.       Purchase securities of open-end or closed-end investment companies except in compliance with the
Investment Company Act of 1940;

..........4.       Purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions;

..........5.       Invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;

..........6.       Make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

..........7.       Purchase securities of a company for the purpose of exercising control or management.  However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund.  From time to time, the Fund, together with other investment companies advised by subsidiaries or affiliates of the Sub-advisor, may together buy and hold substantial amounts of a company's voting stock.  All such stock may be voted together.  In some such cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested.  In some cases, directors, agents, employees, officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.

asaf PIMCO Total Return Bond Fund:

Investment Objective:  The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital.  The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

..........Borrowing.  The Fund may borrow for temporary administrative purposes.  This borrowing may be unsecured.  The
Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

..........In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  In a "dollar roll" transaction the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical."  To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and
(6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.  The Fund's obligations under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the
Fund.

..........Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets.
Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

..........Corporate Debt Securities.  The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.  In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

..........Among the corporate bonds in which the Fund may invest are convertible securities.  A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities.  Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

..........A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party.  The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

..........Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P.  Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.  The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession.  A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market.  Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

..........High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.  In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

..........The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which the
Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.  For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Objectives."

..........Participation on Creditors Committees.  The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund.  Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Fund will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

..........Mortgage-Related Securities.  The Fund may invest in mortgage-backed securities.  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through
Securities").  The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

..........Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government
National Mortgage Association) are described as "modified pass-through."  These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

..........The principal governmental guarantor of mortgage-related securities is the Government National Mortgage
Association ("GNMA").  GNMA is a wholly owned United States Government corporation within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

..........Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government)
include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").
FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.
Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

..........FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

..........Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Company's and the Trust's investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Fund will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

..........Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth in this SAI under
"Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

..........         Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.
CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

..........         CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are
                     --------
repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

..........         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the
CMO bonds ("Bonds").  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates
("Collateral").  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C
Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

..........         FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

..........         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

..........         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.
FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.  For an additional discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........         Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

..........         CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

..........         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.  In particular, the yield to maturity on
CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities.  See "Other Mortgage-Related Securities -- Stripped
Mortgage-Backed Securities."  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

..........         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended.  CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

..........         Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

..........         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class).  The yield to maturity on an
IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

..........         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

..........         Other Asset-Backed Securities.  Similarly, the Sub-advisor expects that other asset-backed securities
(unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables.  For a discussion of automobile receivables, see this SAI under "Certain Risk Factors and Investment Methods."  Consistent with the Fund's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

..........Foreign Securities.  The Fund may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank
Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  The Fund may invest up to 10% of its assets in securities of issuers based in emerging market countries.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  For a discussion of certain risks involved in foreign investments in general, and the special risks of investing in developing countries, see this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

..........A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, to increase exposure to a particular foreign currency.  Open positions in forward contracts are covered by the segregation with the Fund's custodian of cash or liquid assets and are marked to market daily.  Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

..........Brady Bonds.  The Fund may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").  Brady
Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa
Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela.
In addition, Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

..........Brady Bonds do not have a long payment history.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady bonds are not considered to be U.S. Government securities.  U.S. dollar-denominated, collateralized Brady
Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these
Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

..........Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S.
Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

..........Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that
Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

..........Bank Obligations.  Bank obligations in which the Funds invest include certificates of deposit, bankers'
acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are
"accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or
(2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15%
of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

..........The Fund will limit its investments in United States bank obligations to obligations of United States bank
(including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit Insurance Corporation.  The Fund also may invest in certificates of deposit of savings and loan associations
(federally or state chartered and federally insured) having total assets in excess $1 billion.

..........The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Fund may invest.  Subject to the Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

..........Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of
United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.  Foreign banks are not generally subject to examination by any
United States Government agency or instrumentality.

..........Derivative Instruments.  In pursuing its individual objective, the Fund may, as described in the Company's
Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes.  The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors of the Company determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured"
and that futures and futures options will be used only for hedging purposes).

..........Options on Securities and Indices.  The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

..........The Fund will write call options and put options only if they are "covered."  In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents or other liquid assets in such amount are segregated by the Fund) upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value.  A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund.  A put option on a security or an index is "covered" if the Fund segregates cash, cash equivalents or other liquid assets equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided that cash or cash equivalents or other liquid assets in the amount of the difference are segregated by the Fund.

..........If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

..........Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

..........The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

..........The premium paid for a put or call option purchased by the Fund is an asset of the Fund.  The premium received for a option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.  For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency Options.  The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.  Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

..........Futures Contracts and Options on Futures Contracts.  The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Company's Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

..........The Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indices (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

..........To comply with applicable rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice.  For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase.  The Fund's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

..........The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S.
or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

..........When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin").
The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market."  Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

..........The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the
Fund.

..........Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the
Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

..........Limitations on Use of Futures and Futures Options.  In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money,"
would exceed 5% of the Fund's total assets.  A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

..........When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

..........When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis)
liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

..........When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the
Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

..........When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

..........Swap Agreements.  The Fund may enter into interest rate, index, credit and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Fund
at market value.   In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.  The Fund may also enter into options on swap agreements.  For a discussion of swap agreements, see the Company's Prospectus under "Investment Programs of the Funds."  The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund's portfolio.  The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5%
of the Fund's assets.

..........Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.
Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

..........Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by "eligible participants."  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

..........This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

..........Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.  To the extent the Fund invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

..........Foreign Currency Exchange-Related Securities.  The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.  For a description of these instruments, see this SAI under "Certain Risk Factor and Investment Methods."

..........Warrants to Purchase Securities.  The Fund may invest in or acquire warrants to purchase equity or fixed-income securities.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

..........Hybrid Instruments.  The Fund may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  For an additional discussion of hybrid instruments and certain risks involved therein, see the Company's SAI under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Fund may also invest in inverse floating rate debt instruments ("inverse floaters").  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations.  The Fund may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected.  Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions").  For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments.  Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Fund relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed Funding Loans and Revolving Credit Facilities.  The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments.  The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Fund currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments.  Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations."  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Lending Portfolio Securities.  For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

         Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF PIMCO Total Return Bond Fund.  These limitations are not "fundamental" restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders;

         2.       Invest more than 15% of the assets of the Fund (taken at market value at the time of the investment) in
"illiquid securities;" illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the
Sub-advisor's option may be deemed illiquid;

         3.       Purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         4.       Invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

         5.       Invest in companies for the purpose of exercising management or control;

         6.       Purchase securities of open-end or closed-end investment companies except in compliance with the
Investment Company Act of 1940;

         7.       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         8.       Purchase or sell oil, gas or other mineral programs;

         9.       Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Company's Prospectus and this SAI for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments; or

         10.      Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permissible borrowings or investments; and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment.  The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF Money Market Fund:

Investment Objective:  The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

..........Bank Obligations.  The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

..........Asset-Backed Securities.  The Fund may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans and home equity loans in an aggregate amount of up to 10% of the Fund's net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.  These asset-backed securities, in general, are subject to certain risks.  Most of these risks are related to limited interests in applicable collateral.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due.  Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.  Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.  For a discussion of asset-backed securities and the risks involved therein see the Company's Prospectus and this
SAI under "Certain Risk Factors and Investment Methods."

..........Synthetic Instruments.  As may be permitted by current laws and regulations and if expressly permitted by the
Directors of the Company, the Fund may invest in certain synthetic instruments.  Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust.  The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933
(without registering the certificates under such Act).

..........Reverse Repurchase Agreements.  The Fund invests the proceeds of borrowings under reverse repurchase agreements.
The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.  The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.  The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.  The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.  If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.

..........Foreign Securities.  The Fund may invest in U.S. dollar-denominated foreign securities.  Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.  Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts
("EDRs").  Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or
European, in the case of EDRs, securities markets.  For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending Portfolio Securities.  Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice.  Borrowed securities must be returned when the loan is terminated.  The Fund may pay reasonable finders' and custodial fees in connection with a loan.  In making a loan, the Fund will consider the creditworthiness of the borrowing financial institution.

..........Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the ASAF Money Market Fund.  These limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase securities of open-end or closed-end investment companies except in compliance with the
Investment Company Act of 1940;

..........3.       Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

..........4.       Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

..........5.       Mortgage, pledge or hypothecate any assets, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

..........6.       Purchase or sell puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI; or

..........7.       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                                            FUNDAMENTAL INVESTMENT RESTRICTIONS

..........Investment Restrictions.  Each Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval.

..........1.  Senior Securities.  No Fund may issue senior securities, except as permitted under the Investment Company Act
             -----------------
of 1940 (the "1940 Act").

..........2.  Borrowing.  No Fund may borrow money, except that a Fund may (i) borrow money for non-leveraging, temporary
             ---------
or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and policies;
provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.  Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.  Subject to the above limitations, the Funds may borrow from banks or other persons to the extent permitted by applicable law.

..........3.  Underwriting.  No Fund may underwrite securities issued by other persons, except to the extent that the Fund
             ------------
may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

..........4.  Real Estate.  No Fund may purchase or sell real estate unless acquired as a result of the ownership of
             -----------
securities or other instruments; provided that this restriction shall not prohibit a Fund or from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

..........5.  Commodities.  No Fund may purchase or sell physical commodities unless acquired as a result of the ownership
             -----------
of securities or instruments; provided that this restriction shall not prohibit a Fund from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's investment policies, or (ii) investing in securities of any kind.

..........6.  Lending.  No Fund may make loans, except that a Fund may (i) lend portfolio securities in accordance with the
             -------
Fund's investment policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

..........7.  Industry Concentration.  No Fund or other than the ASAF INVESCO Technology Fund and the ASAF INVESCO Health
             ----------------------
Sciences Fund may purchase any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).  The ASAF INVESCO Technology Fund may invest more than 25% of the value of its assets in the securities of companies doing business in one or more industries relating to technology.

..........8.  Diversification.  No Fund other than the ASAF Goldman Sachs Mid-Cap Growth Fund and the ASAF ProFund Managed
             ---------------
OTC Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i)
more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.  The ASAF Goldman Sachs Mid-Cap
Growth Fund and the ASAF ProFund Managed OTC Fund may not, with respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer.

..........Notes to Investment Restrictions.  The following notes should be read in conjunction with the above fundamental investment restrictions.  These notes are not fundamental policies and may be changed without shareholder approval.
                                          ---

         o    Applicable to All Funds:  If a restriction on a Fund's investments is adhered to at the time an investment
              -----------------------
is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o    Applicable to All Funds:  With respect to investment restrictions (2) and (6), a Fund will not borrow or
              -----------------------
lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.  There is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

         o    Applicable to All Funds:  With respect to investment restriction (6), the restriction on making loans is not
              ------------------------
considered to limit a Fund's investments in loan participations and assignments.

         o    Applicable Only to the ASAF DeAM International Equity Fund:  With respect to investment restriction (7), the
              ----------------------------------------------------------
Funds use industry classifications based, where applicable, on Baseline, Bridge Information Systems, MSCI, Reuters, the
                                                               --------  --------------------------  ----  -------
S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International,
---------------
and/or the prospectus of the issuing company.  Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.

         o    Applicable Only to the ASAF Gabelli Small-Cap Value Fund: With respect to investment restrictions (2) and
              --------------------------------------------------------
(6), the Fund has no current intention of borrowing or lending to any other fund.  For purposes of investment restriction
(6), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

         o    Applicable only to the ASAF Strong International Equity Fund.  With respect to investment restriction (7),
              ------------------------------------------------------------
the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                                        CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........Some of the investment instruments, techniques and methods which may be used by one or more of the Funds and the risks attendant thereto are described below.  Other risk factors and investment methods may be described in the Company's
Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods," and in this SAI under "Investment Programs of the Funds."  The risk factors and investment methods described below only apply to those
Funds that may invest in such securities or use such investment methods.

..........Debt Obligations.  Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.  Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in prevailing interest rates will generally reduce the value of debt investments, and a decline in interest rates will generally increase the value of debt investments.  The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

 ........Special Risks Associated with Low-Rated and Comparable Unrated Securities.  Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.  See the Appendix of this SAI for a discussion of securities ratings.

..........         Effect of Interest Rates and Economic Changes.  The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion.  As a result, it is not clear how this market may withstand a prolonged recession or economic downturn.  Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

..........         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

..........         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value.  If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of some high-yield securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

..........         Payment Expectations.  Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities.  During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

..........         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

..........         Credit Ratings.  Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings may be used only as a preliminary indicator of investment quality.  Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities.  Such Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings.  The Sub-advisors continually monitor the investments in a Fund and evaluate whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

..........         Liquidity and Valuation.  A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities.  There is no established retail secondary market for many of these securities.  A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  As a result, a Fund's asset value and a Fund's ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted.  The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio.  Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

..........Put and Call Options:

..........         Writing (Selling) Call Options.  A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style).  So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price.  This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

..........         When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

..........         Writing (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style).  So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency.  The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

..........         Premium Received from Writing Call or Put Options.  A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security.  By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

..........         Closing Transactions. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency.  A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option.  In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

..........         Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.  If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency.  There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price.  If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold.  When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value.  This could result in higher transaction costs.  A
Fund will pay transaction costs in connection with the writing of options to close out previously written options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

..........         Purchasing Call Options.  Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio.  Utilized in this fashion, the purchase of call options enables a
Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid.  At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly.  This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.  So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

..........         Purchasing Put Options.  A Fund may purchase a put option on an underlying security or currency owned by the Fund (a "protective put") as a defensive technique in order to protect against an anticipated decline in the value of the security or currency.  Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value.  For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations.  The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

..........         If a Fund purchases put options at a time when the Fund does not own the underlying security or currency, the Fund seeks to benefit from a decline in the market price of the underlying security or currency.  If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option.  In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs.

..........         Dealer Options.  Exchange-traded options generally have a continuous liquid market while dealer options have none.  Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.  While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

..........         The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities.  A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.  To this extent, a Fund will treat dealer options as subject to a Fund's limitation on unmarketable or illiquid securities.  If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

..........Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options.  During the option period, a
Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.  The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.  The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus transaction costs.  If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

..........An exchange-traded option position may be closed out only on an exchange which provides a secondary market.
There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund can close out its position by effecting a closing transaction.  If a Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised.  Accordingly, a
Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.
Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.  In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

..........Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

..........Options on Stock Indices.  Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

..........Risk Factors of Options on Indices.  Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security.
Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

..........Index prices may be distorted if trading of securities included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index.  If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

..........Price movements in portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index.  In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities.  It is also possible that the index may rise when the value of a Fund's securities does not.  If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

..........Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the
Fund will be required to liquidate securities in order to satisfy the exercise.  When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities.  As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

..........If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing.  If this change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

..........Trading in Futures.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) at a specified price, date, time and place designated at the time the contract is made.  Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

..........Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures broker or directly with a futures commission merchant an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin."  A margin deposit is intended to ensure a Fund's performance of the futures contract.  The initial margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

..........If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

..........These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."  A Fund may or may not earn interest income on its margin deposits.  Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date.  If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss.
Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

..........A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.  For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying security.  If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

..........Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Alternatively, settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

..........The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account.  This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

..........Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out is accomplished by effecting an offsetting transaction.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

..........A public market exists in interest rate futures contracts covering primarily the following financial instruments:
U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and
Eurodollar certificates of deposit.  It is expected that futures contracts trading in additional financial instruments will be authorized.  The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S.
Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts.  A public market exists in futures contracts covering a number of indices, including, but not limited to, the Standard & Poor's 500
Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock
Exchange Composite Index.

..........Regulatory Matters Relating to Futures Contracts and Related Options.  The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities.  However, the Staff has taken the position that no senior security will be created if a Fund segregates an amount of cash or other liquid assets at least equal to the amount of the Fund's obligation under the futures contract or option.  Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

..........Certain Risks Relating to Futures Contracts and Related Options.  There are special risks involved in futures transactions.

..........         Volatility and Leverage.  The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

..........         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

..........         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15%
decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline.  Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, a Fund earmarks to the futures contract liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

..........         Liquidity.  A Fund may elect to close some or all of its futures positions at any time prior to their expiration.  A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions.  A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts.  Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

..........         Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.  Although a Fund may intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated.  In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract.  However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

..........         Hedging Risk.  A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends.  There are several risks in connection with the use by a Fund of futures contracts as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.  The Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

..........         Successful use of futures contracts by a Fund for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline.  If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.  However, while this might occur to a certain degree, the Sub-advisor may believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged.  It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions.  In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market).  A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

..........         In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do.  Increased participation by speculators in the futures market might also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts.  A Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures
Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

..........Depending on the applicable investment policies and restrictions applicable to a Fund, a Fund may generally enter into forward foreign currency exchange contracts under two circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S.
dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

..........Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's securities denominated in or exposed to such foreign currency.  Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies.  In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund's securities denominated in or exposed to such currency.
The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

..........As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a
Fund is obligated to deliver.  However, as noted, in order to avoid excessive transactions and transaction costs, a Fund may use liquid assets denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

..........If a Fund retains the portfolio security and engages in an offsetting forward contract transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the
Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

..........Currency Futures Contracts and Related Options.  A currency futures contract sale creates an obligation by a
Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price.  A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Unlike forward foreign currency exchange contracts, currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest Rate Caps and Floors.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity.  Reference is made to the discussion of futures and forward contracts in this SAI for a discussion of these risks.  Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the other party to the transaction would be a risk factor which a Fund would have to consider.  Hybrid instruments also may not be subject to the regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

..........Foreign Currency Exchange-Related Securities.  Certain Funds may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.

..........         Foreign Currency Warrants.  Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S.
dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC").  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

..........         Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S.
dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar.  "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

..........         Performance Indexed Paper.  Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

..........Zero-Coupon Securities.  Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).  Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock.  Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

..........Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRSTM") and Certificate of Accrual on Treasuries ("CATSTM").  The
underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

..........The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal
Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities."  Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

..........When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

..........When-Issued Securities.  The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets.  While when-issued securities may be sold prior to the settlement date, a Fund generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

..........Mortgage-Backed Securities.  When a Fund owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to a Fund.  Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return.  (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to a Fund.  This principal is returned to a Fund at par.  As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

..........Asset-Backed Securities.  Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables.  Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.
Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

..........Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets.  Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support" below.

..........Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

..........         Methods of Allocating Cash Flows.  While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Multiple class asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  See
"Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates
(i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

..........         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

..........         Types of Credit Support.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection against ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.  Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have
"reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees).  The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments.  Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.
Additionally, if a letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

..........         Automobile Receivable Securities.  Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").
Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts")
typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

..........         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile
Contracts, which is usually the originator of the Automobile Contracts, take custody thereof.  In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities.  Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties.  Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the
Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities.  In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

..........         Credit Card Receivable Securities.  Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").  Credit balances on revolving credit card agreements
("Accounts") are generally paid down more rapidly than are Automobile Contracts.  Most of the Credit Card Receivable
Securities issued publicly to date have been Pass-Through Certificates.  In order to lengthen the maturity of Credit Card
Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account.  The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates.  The ability of the issuer to extend the life of an issue of Credit Card Receivable
Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events.  An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

..........         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

..........Warrants.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities but only the right to buy them.  Investments in warrants are speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

..........Certain Risks of Foreign Investing:

..........         Currency Fluctuations.  Investment in securities denominated in foreign currencies involves certain risks.  A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the
U.S. dollar value of a Fund's assets denominated in that currency.  Such changes will also affect a Fund's income.
Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise.  When a given currency depreciates against the dollar (the dollar strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

..........         Investment and Repatriation Restrictions.  Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees.  These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund.  Investments by foreign investors are subject to a variety of restrictions in many developing countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest.  Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests.  In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

..........         Market Characteristics.  Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's securities may be less liquid and more volatile than securities of comparable U.S.
companies.  Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable.  Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

..........         Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The internal politics of certain foreign countries are not as stable as in the United States.  Moreover, as the result of the prevailing political climate, the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

..........         Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could have a significant effect on market prices of securities and payment of dividends.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners.  The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

..........         Information and Supervision.  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

..........         Taxes.  The dividends and interest payable on certain of a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.
A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

..........         Costs.  Investors should understand that the expense ratio of a Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

..........         Other.  With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

..........         Eastern Europe.  Changes occurring in Eastern Europe and Russia today could have long-term potential consequences.  As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth.  However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries.  In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities.  Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.  In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest.  Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

..........         Latin America.  The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  In addition, of developing countries, a number of Latin American countries are also among the largest debtors.  There have been moratoria on, and reschedulings of, repayment with respect to these debts.  Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

..........         Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market.  This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  Certain
Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the
U.S. dollar.  There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations discussed in the Company's Prospectus under "Certain Risk Factors and Investment Methods,"
the Funds generally may invest in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended
(the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted and other illiquid  securities may be subject to the potential for delays on resale and  uncertainty in valuation.  A Fund might be unable to dispose of illiquid  securities  promptly or at  reasonable  prices and might thereby experience  difficulty  in  satisfying  redemption  requests from  shareholders.  A Fund might have to register  restricted securities  in order to dispose of them,  resulting  in  additional  expense and delay.  Adverse  market  conditions  could impede such a public offering of securities.

         A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the
National Association of Securities Dealers, Inc.

         Under guidelines adopted by the Company's Board of Directors, a Fund's Sub-Advisor may determine that particular
Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Sub-Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security
(e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Sub-advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally
Recognized Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Sub-advisor to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus under "Certain Risk Factors and Investment Methods," certain of the Funds may enter into repurchase agreements.  In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the
"underlying security") from a securities dealer or bank.  Any such dealer or bank must be deemed creditworthy by the
Sub-advisor.  At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities.  Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

         Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities Lending:

         The Company has made arrangements for the Funds to lend securities.  While a Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Fund.  In addition to the compensation payable by borrowers under securities loans, a Fund would also earn income from the investment of cash collateral for such loans.  Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term instruments.  However, any losses resulting from the investment of cash collateral would be borne by the lending Fund.
There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses incurred by a Fund in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

                                            ADDITIONAL PERFORMANCE INFORMATION

         From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports.  In addition, the Company may advertise the effective yield of the ASAF Money Market Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF MONEY MARKET FUND (the "Money Market Fund"):

..........In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities.  This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market
Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

..........The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund's yield determined on a compounded basis.  The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

..........The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.
The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Fund, and the Fund's operating expenses.  For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1.  In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors.  In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive.  A negative yield may also cause the Fund's net asset value to fall below $1.  The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

..........The current yield and effective yield calculations for each class of shares of the ASAF Money Market Fund are shown below for the seven day period ended October 31, 2002:

                                                     Class A      Class B      Class C      Class X

                         Current Yield                 Insert%      Insert%      Insert%      Insert%
                        Effective Yield                Insert%      Insert%      insert%      Insert%

ALL OTHER FUNDS:

..........Standardized Average Annual Total Return Quotations.  "Total return" is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class.  Average annual total return quotations for Class
A, B, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                  .........P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV    =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value
("NAV") during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period.  The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance.  Performance may also be portrayed in terms of cash or investment values, without percentages.
Past performance cannot guarantee any particular future result.  In determining the average annual total return
(calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.  For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares.  The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years.  You should take this into consideration in any comparison of total return between the Funds and other mutual funds.  For a discussion of the Class X bonus shares, see the Company's
Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund that had commenced operations prior to October 31, 2002, other than the Money Market Fund, computed as of October 31, 2002, is shown below:

                                                                       Total Return Before Taxes
                                                                       -------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF Strong International Equity Fund1                    11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF American Century International Growth Fund3          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM International Equity Fund4                      7/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF PBHG Small-Cap Growth Fund5                          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Small-Cap Growth Fund6                          03/01/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Gabelli Small-Cap Value Fund7                        07/29/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Goldman Sachs Mid-Cap Growth Fund8                   09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Neuberger Berman Mid-Cap Growth Fund                 08/19/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alger All-Cap Growth Fund                            09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Gabelli All-Cap Value Fund                           09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Health Sciences Fund                         03/01/01
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF ProFund Managed OTC Fund9                            09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance Growth Fund10                               01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                               Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Goldman Sachs Concentrated Growth Fund11             07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Large-Cap Growth Fund                           05/01/02
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance/Bernstein Growth + Value Fund               03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Large-Cap Value Fund                            05/01/02
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance Growth and Income Fund12                    01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
1.   Prior to December 10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects  that of the Fund for periods of which the Fund was  sub-advised  by the prior Sub-advisor.
2.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
3.   Prior to May 1,  2000,  T.  Rowe  Price  International,  Inc.  served as  Sub-advisor  to the  Fund.  The  performance information  provided in the above chart  reflects that of the Fund for periods  during which the Fund was  sub-advised  by the prior Sub-advisor.
4.   Prior to May 1, 2002,  Founders Asset  Management LLC, served as Sub-advisor to the Fund. The performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  of which  the Fund was  sub-advised  by the  prior
Sub-advisor.
5.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund. Prior to  January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart  reflects  that of the Fund for periods  during part of which the Fund was  sub-advised  by the prior Sub-advisors.
6.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
7   Prior to September  11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
8.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to March 1,  2001,  Rydex  Global  Advisors  served at  Sub-advisor  to the Fund.  The  performance  information provided in the above  chart  reflects  that of the Fund for periods  during  which the Fund was  sub-advised  by the prior
Sub-advisor.
10. Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P.  served as Sub-advisor to the
Fund.  From  December  31,  1998 to April  30,  2000,  OppenheimerFunds,  Inc.  served  as  Sub-advisor  to the  Fund.  The performance  information  provided  in the above chart  reflects  that of the Fund for  periods  during  which the Fund was sub-advised by the prior Sub-advisors.
11.  Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
12.  Prior to May 1, 2000, Lord,  Abbett & Co. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                                     Total Return After Taxes on Distributions
                                                                     -----------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF Strong International Equity Fund1                    11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF American Century International Growth Fund3          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM International Equity Fund4                      7/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF PBHG Small-Cap Growth Fund5                          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Small-Cap Growth Fund6                          03/01/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Gabelli Small-Cap Value Fund7                        07/29/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Goldman Sachs Mid-Cap Growth Fund8                   09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Neuberger Berman Mid-Cap Growth Fund                 08/19/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alger All-Cap Growth Fund                            09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Gabelli All-Cap Value Fund                           09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF ProFund Managed OTC Fund9                            09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance Growth Fund10                               01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                               Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Goldman Sachs Concentrated Growth Fund11             07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Large-Cap Growth Fund                           05/01/02
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance/Bernstein Growth + Value Fund               03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Large-Cap Value Fund                            05/01/02
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance Growth and Income Fund12                    01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
1.   Prior to December 10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects  that of the Fund for periods of which the Fund was  sub-advised  by the prior Sub-advisor.
2.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
3.   Prior to May 1,  2000,  T.  Rowe  Price  International,  Inc.  served as  Sub-advisor  to the  Fund.  The  performance information  provided in the above chart  reflects that of the Fund for periods  during which the Fund was  sub-advised  by the prior Sub-advisor.
4.   Prior to May 1, 2002,  Founders Asset  Management LLC, served as Sub-advisor to the Fund. The performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  of which  the Fund was  sub-advised  by the  prior
Sub-advisor.
5.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund. Prior to  January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart  reflects  that of the Fund for periods  during part of which the Fund was  sub-advised  by the prior Sub-advisors.
6.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
7.  Prior to September  11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
8.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to March 1,  2001,  Rydex  Global  Advisors  served at  Sub-advisor  to the Fund.  The  performance  information provided in the above  chart  reflects  that of the Fund for periods  during  which the Fund was  sub-advised  by the prior
Sub-advisor.
10. Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P.  served as Sub-advisor to the
Fund.  From  December  31,  1998 to April  30,  2000,  OppenheimerFunds,  Inc.  served  as  Sub-advisor  to the  Fund.  The performance  information  provided  in the above chart  reflects  that of the Fund for  periods  during  which the Fund was sub-advised by the prior Sub-advisors.
11.  Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
12. Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                             Total Return After Taxes on Distributions and Redemption
                                                             --------------------------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF Strong International Equity Fund1                    11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF American Century International Growth Fund3          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM International Equity Fund4                      7/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF PBHG Small-Cap Growth Fund5                          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Small-Cap Growth Fund6                          03/01/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Gabelli Small-Cap Value Fund7                        07/29/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Goldman Sachs Mid-Cap Growth Fund8                   09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Neuberger Berman Mid-Cap Growth Fund                 08/19/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alger All-Cap Growth Fund                            09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Gabelli All-Cap Value Fund                           09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF ProFund Managed OTC Fund9                            09/11/00
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance Growth Fund10                               01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                               Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Goldman Sachs Concentrated Growth Fund11             07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Large-Cap Growth Fund                           05/01/02
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Alliance/Bernstein Growth + Value Fund               03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF DeAM Large-Cap Value Fund                            05/01/02
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF  Alliance Growth and Income Fund12                   01/02/98
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                Insert%        Insert%       Insert%      Insert%
     Since Inception                                                         Insert%        Insert%       Insert%      Insert%
1.   Prior to December 10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects  that of the Fund for periods of which the Fund was  sub-advised  by the prior Sub-advisor.
2.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
3.   Prior to May 1,  2000,  T.  Rowe  Price  International,  Inc.  served as  Sub-advisor  to the  Fund.  The  performance information  provided in the above chart  reflects that of the Fund for periods  during which the Fund was  sub-advised  by the prior Sub-advisor.
4.   Prior to May 1, 2002,  Founders Asset  Management LLC, served as Sub-advisor to the Fund. The performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  of which  the Fund was  sub-advised  by the  prior
Sub-advisor.
5.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund. Prior to  January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart  reflects  that of the Fund for periods  during part of which the Fund was  sub-advised  by the prior Sub-advisors.
6.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
7.  Prior to September  11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
8.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to March 1,  2001,  Rydex  Global  Advisors  served at  Sub-advisor  to the Fund.  The  performance  information provided in the above  chart  reflects  that of the Fund for periods  during  which the Fund was  sub-advised  by the prior
Sub-advisor.
10.   Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management L.P. served as Sub-advisor to the
Fund.  From  December  31,  1998 to April  30,  2000,  OppenheimerFunds,  Inc.  served  as  Sub-advisor  to the  Fund.  The performance  information  provided  in the above chart  reflects  that of the Fund for  periods  during  which the Fund was sub-advised by the prior Sub-advisors.
11.  Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
12.    Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the Fund.  The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

         Standardized Yield Quotations.  The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                         -----
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average daily number of shares of the subject class outstanding during the period that
were                                entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net investment income will be determined in accordance with rules established by the SEC. The price per share of
Class A shares, other than shares of the ASAF Money Market Fund, will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF Federated High Yield Fund and ASAF PIMCO Total Return Bond Fund
for the 30 day period ended October 31, 2002 is shown below:

                                                            Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund              Insert%      Insert%      Insert%      Insert%
              ASAF PIMCO Total Return Bond Fund                 Insert%      Insert%      Insert%      Insert%

         Non-Standardized Performance.  In order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return").  Non-Standardized
Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.
Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.  Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         Each Fund may also publish its distribution rate and/or its effective distribution rate.  A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share.  A
Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio.  The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment.  Unlike a Fund's yield, which is computed from the yields to maturity of all debt obligations held by the
Fund, the distribution rate is based on a Fund's last monthly distribution.  A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         Comparative Information.  From time to time in advertisements or sales material, the Fund's performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical
Services, Inc. or Morningstar, or by publications of general interest, such as Forbes or Money, may be discussed.  The
                                                                               ------    -----
performance of the Funds may also be compared to that of other selected mutual funds, mutual fund averages or recognized stock market indicators.  Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.  Descriptions of some of the indices which may be used are listed below:

         o    The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

         o    The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S.
equity market.  It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity.  None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap
Index).  The S&P 600 is weighted by market capitalization.

         o    The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         o    The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S.
Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government.  Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o    The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion.  To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o    The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the
Index.  Only common stocks are included in the Index.

         o    The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United
States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o    The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is
typically shown weighted by the market capitalization.  However, EAFE is also available weighted by Gross Domestic
Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o    The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's.  All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

In addition, the total return or yield of the Funds may be compared to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser's Magazine, Adweek, Agent, American Banker, American Agent and
Broker, Associated Press, Barron's, Best's Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business
Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker, Changing Times,
Consumer Reports, Consumer Digest, Crain's, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman,
Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc.,
Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review
Investor's, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest,
Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC,
Kiplinger's Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times, LIMRA's
MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation's
Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions & Investments,
Professional Insurance Agents, Professional Agent, Registered Representative, Reuter's, Rough Notes, Round the Table,
Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S.
Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working
Woman.

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                                 MANAGEMENT OF THE COMPANY

..........The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Independent Directors:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
                                              Served(1)                                                       by Director*
Name, Age and Address         Position                      Principal Occupation During Past 5 Years
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson            Director     Director since   Director (January 2000 to present)                     72
(68)                                         April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                               Chairman and Chief Executive Officer
1 Financial Plaza,                                          (January 1998 to December 1998)
Second Floor                                                President, Chairman and Chief Executive
Hartford, Connecticut                                       Officer (1983 to December 1997)
06103                                                       People's Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United Illuminating, a utility company, since May 1993.  He has also served as a Trustee of Mass Mutual Institutional Funds, a mutual fund company, since 1996.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner              Director     Director since   Retired since 1995                                     72
(78)                                       November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road                                         (1986 to 1995)
Suite 208                                                   AIM Charter Fund and AIM Summit Fund
Dallas, Texas 75230

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.  He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien             Director     Director since   President and Chief Executive Officer                  72
(52)                                         April, 1992    May 2000 to present
Atlantic Bank of New York                                   Atlantic Bank of New York
960 Avenue of the
Americas                                                    Vice Chairman
New York, NY 10001                                          January 1997 to April 2000
                                                            North Fork Bank

                                                            President and Chief Executive Officer:
                                                            December 1984 to December 1996
                                                            North Side Savings Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
John A. Pileski               Director     Director since   Retired since June 2000                                72
(63)                                       February, 2001
43 Quaquanantuck Lane                                       Tax Partner
Quogue, NY 11959                                            (January 1995 to June 2000)
                                                            KPMG, LLP

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other  Directorships  Held: Mr.  Pileski has served as a Director of New York  Community  Bank since April,  2001. He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May 1980.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz               Director     Director since   Management Consultant                                  72
(67)                                         April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------

Interested Directors and Company Officers:

-------------------------- --------------- --------------- -------------------------- ----------------------------------------

                                                           Number of Portfolios in
                                             Length of     Fund Complex Overseen by
                                           Time Served(1)  Director*
Name, Age and Address         Position                                                       Other Directorships Held
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
John Birch                 Vice President  Vice                       N/A                              None
(52)                                       President
                                           since April
                                           1998
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Birch has served as Senior Vice  President  and Chief  Operating  Officer of
American Skandia Investment Services,  Incorporated  ("ASISI") since December 1997. He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Richard G. Davy, Jr.       Treasurer       Treasurer
(54)                                       since March                N/A                              None
                                           1995
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Davy has served as Vice  President of ASISI since June 1997.  Prior to that, he served as Controller of ASISI from September 1994 until June 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Wade A. Dokken**           President       President                                       Director of American Skandia,
(42)                       (Chief          since June,                N/A                      Incorporated ("ASI")
                           Executive       2001
                           Officer) and    Director
                           Director        since March,
                                           2002
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Dokken has served as President and Chief Executive  Officer of ASI since May
2000. He served as Executive Vice President and Chief  Operating  Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief  Executive  Officer of ASI from December 1997 to December  1999.  Prior to that, he served as
Executive Vice President and Chief Marketing Officer of ASI from March 1995 until December 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
J. David Greenwald         Assistant       Assistant
(insert)                   Treasurer       Treasurer
                                           since April                N/A                              None
                                           2001
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Greenwald has served as (Operations Officer) INSERT of ASISI since INSERT.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Edward P. Macdonald        Secretary &     Secretary
(35)                       Anti-Money      since                      N/A                              None
                           Laundering      November
                           Officer         2000;
                                           Anti-Money
                                           Laundering
                                           Officer since
                                           September 2002
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Macdonald has served as Chief Counsel,  Investment  Management since insert.
From  September  2000 insert until he served as Senior  Counsel,  Securities  of ASI. From December 1999 until August 2000 he served as Counsel of ASI. From April 1999 until  December 1999 he served as Senior  Associate  Counsel of ASI. Prior to that, he was Branch Chief,  Senior Counsel and Attorney at the U.S.  Securities and Exchange  Commission from October 1994 to April
1999.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Susann A. Palumbo          Assistant       Assistant
(30)                       Secretary       Secretary
                                           since April                N/A                              None
                                           1997
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Ms. Palumbo has served as a Paralegal of ASI since September 1996.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Scott H. Rhodes            Assistant       Assistant
(insert)                   Treasurer       Treasurer
                                           since April                N/A                              None
                                           2001
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Rhodes has served as (Controller) INSERT of ASISI since INSERT.
------------------------------------------------------------------------------------------------------------------------------

*  The Directors are responsible for overseeing all 31 Funds included in the Company, as well as the 41 Portfolios included in American Skandia Trust, both of which are investment companies managed by the Investment Manager.
** Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.  Mr.
Dokken is deemed "interested" by virtue of his serving as an officer of the Investment Manager.

(1) All of the officers and Directors of the Company listed above serve in similar capacities for American Skandia Trust, which is an also investment company managed by the Investment Manager.

(2) Unless otherwise indicated, each officer and Director listed above has held his/her principal occupation for at least the last five years.  In addition to the principal occupations noted above, the following officers and Interested
Directors of the Company hold various positions with American Skandia Investment Services, Incorporated ("ASISI"), the
Company's Investment Manager, and its affiliates, including American Skandia Advisory Services, Inc. ("ASASI"), American
Skandia Life Assurance Corporation ("ASLAC"), American Skandia Fund Services, Inc. ("ASFS") American Skandia Marketing,
Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia,
Incorporated ("ASI"):  Mr. Birch also serves as Senior Vice President and Chief Operating Officer of ASISI and as a
Senior Vice President of ASI.  Mr. Dokken also serves as Chief Executive Officer of ASISI, President and Chief Executive
Officer of ASASI, ASLAC, ASFS, ASI and ASIST and as a Director of ASI.  Mr. Macdonald also serves as Chief Counsel,
Investment Management of ASISI and ASASI.

         The overall management of the business and affairs of the Company is vested with the Board of Directors.  The
Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Company, including the Company's agreements with the Investment Manager, Administrator, Custodian and Transfer and
Shareholder Servicing Agent and the agreements between the Investment Manager and each Sub-advisor.  The day-to-day operations of the Company are delegated to the Company's officers subject always to the investment objectives and policies of the Company and to the general supervision of the Board of Directors.  Each Director will serve until that person's successor is elected and qualified.

         Nominating and Governance Committee.  The Nominating and Governance Committee shall make nominations for
Independent Director membership on the Board of Directors.  The members of the Nominating and Governance Committee include David E. A. Carson, Julian A. Lerner (Chairman), Thomas M. O'Brien, John A. Pileski and F. Don Schwartz.  In
2002, the Committee met on April 10, 2002.  The Committee currently does not consider nominees recommended by security holders.

         Audit Committee.  The Audit Committee shall recommend to the full Board the engagement or discharge of the
Company's independent accountants; directing investigations into matters within the scope of the independent accountants'
duties, reviewing with the independent accountants the audit plan and results of the audit, approving professional services provided by the independent accountants prior to the performance of such services, reviewing the independence of the independent accountants and considering the range of audit and non-audit fees.  The members of the Audit Committee include Thomas M. O'Brien (Chairman), David E. A. Carson, Julian A. Lerner, John A. Pileski and F. Don Schwartz.  In
2002, the Audit Committee met on April 10, 2002, June 25, 2002, September 10, 2002 and December 3, 2002.

The dollar range of equity securities beneficially owned by the Directors of the Company as of the year ended December
31, 2002 are listed below:

Independent Directors:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
   Name of Director                              Securities in each Fund
----------------------- -------------------------------------------------------------------------- ---------------------------
  David E. A. Carson    ASAF American Century International Growth: ($1 - $10,000); ASAF PBHG          $10,001 - $50,000
                        Small-Cap Growth Fund: ($1 - $10,000); ASAF Marsico Capital Growth Fund:
                        ($1-$10,000); ASAF Janus Small-Cap Growth Fund: ($1 - $10,000); ASAF
                        Janus Overseas Growth Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   Julian A. Lerner     ASAF DeAM International Equity Fund: ($1 - $10,000); ASAF Strong                 Over $100,000
                        International Equity Fund: ($1 - $10,000); ASAF Janus Overseas Growth
                        Fund: ($1 - $10,000); ASAF American Century International Growth Fund:
                        ($1 - $10,000); ASAF PBHG Small-Cap Growth Fund: ($1 - $10,000); ASAF
                        DeAM Small-Cap Growth Fund: ($1 - $10,000); ASAF Gabelli Small-Cap Value
                        Fund: ($1 - $10,000); ASAF Janus Mid-Cap Growth Fund: ($1 - $10,000);
                        ASAF Neuberger Berman Mid-Cap Growth Fund: ($1 - $10,000); ASAF
                        Neuberger Berman Mid-Cap Value Fund: ($10,001 - $50,000); ASAF Alger
                        All-Cap Growth Fund: ($1 - $10,000); ASAF Gabelli All-Cap Value Fund:
                        ($1 - $10,000); ASAF INVESCO Technology Fund: ($1 - $10,000); ASAF
                        INVESCO Health Sciences Fund: ($1 - $10,000); ASAF ProFund Managed OTC
                        Fund: ($1 - $10,000); ASAF Alliance Growth Fund: ($1 - $10,000); ASAF
                        Marsico Capital Growth Fund: ($1 - $10,000); ASAF Janus Capital Growth
                        Fund: ($1 - $10,000); ASAF T. Rowe Price Tax Managed Fund: ($1 -
                        $10,000); ASAF Alliance/Bernstein Growth + Value Fund: ($10,001 -
                        $50,000); ASAF Sanford Bernstein Core Value Fund: ($10,001 - $50,000);
                        ASAF Sanford Bernstein Managed Index 500 Fund: ($1 - $10,000); ASAF
                        Alliance Growth & Income Fund: ($10,001 - $50,000); ASAF MFS Growth with
                        Income Fund: ($1 - $10,000); ASAF INVESCO Capital Income Fund: ($1 -
                        $10,000); ASAF American Century Strategic Balanced Fund: ($1 - $10,000);
                        ASAF Federated High Yield Bond Fund: ($1 - $10,000); ASAF PIMCO Total
                        Return Bond Fund: ($1 - $10,000); ASAF Money Market Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
  Thomas M. O'Brien     ASAF Alliance Growth Fund: ($50,001 - $100,000); ASAF Marsico Capital            Over $100,000
                        Growth Fund: ($50,001 - $100,000); ASAF PIMCO Total Return Bond Fund
                        (over $100,000); ASAF Money Market Fund: (over $100,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   John A. Pileski      ASAF Marsico Capital Growth Fund: ($10,001 - $50,000); ASAF PIMCO Total        $10,001 - $50,000
                        Return Bond Fund ($10,001 - $50,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   F. Don Schwartz      ASAF Marsico Capital Growth Fund (over $100,000);                                Over $100,000
                        ASAF Janus Capital Growth Fund ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------

Interested Director:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
   Name of Director                              Securities in each Fund

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
    Wade A. Dokken      ASAF DeAM International Equity Fund: ($1 - $10,000); ASAF American                $1 - $10,000
                        Century International Growth Fund: ($1 - $10,000); ASAF PBHG Small-Cap
                        Growth Fund: ($1 - $10,000); ASAF Gabelli Small-Cap Value Fund: ($1 -
                        $10,000); ASAF Janus Capital Growth Fund: ($1 - $10,000); ASAF Janus
                        INVESCO Capital Income Fund: ($1 - $10,000); ASAF American Century
                        Strategic Balanced Fund:($1 - $10,000); ASAF Federated High Yield Bond
                        Fund($1 - $10,000); ASAF PIMCO Total Return Bond Fund: ($1 - $10,000):
                        and ASAF Money Market Fund: ($1 - $10,000).

----------------------- -------------------------------------------------------------------------- ---------------------------

         During the past fiscal  year,  the  Directors  considered  and  approved  each Fund's  investment  management  and sub-advisory  agreement  with ASISI and its  Sub-advisors,  individually.  In connection  with each of these  reviews,  the
Directors,  with the advice and assistance of independent  counsel and counsel to the  Portfolios,  received and considered information and reports relating to the nature,  quality and scope of the services  provided to the Portfolios by ASISI and its affiliates,  as well as each Sub-advisor.  The Directors,  in each case, considered the level of and the reasonableness of the fees  charged for these  services,  together  with  comparative  fee and expense  information  showing,  among other things, the fees paid for advisory,  administrative,  transfer agency, and shareholder services and the total expense ratio of each Fund of the Company relative to its peer group of mutual funds.

In addition, the Directors considered, among other factors:

o        the effect of the investment advisory fee and portfolio administration fee structure on the expense ratio of each
     Fund of the Company;

o        the effect of the investment advisory fee and portfolio administration fee structure on the nature or level of services to be provided to each Fund of the Company;

o        the investment performance of each Fund of the Company;

o        information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies managed by ASISI;

o        information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by ASISI or the Sub-advisors but believed to be generally comparable in its investment objectives and size to each Fund of the Company; and

o        the continuing need of ASISI and each Sub-advisor to retain and attract qualified investment and service professionals to serve the Company and each Fund in an increasingly competitive industry.

         The Directors also considered various improvements and upgrades in shareholder services made during the year, financial information about ASISI's costs, an analysis of historical profitability of each Fund, and the importance of supporting quality, long-term service by ASISI and the Sub-advisors to help achieve solid investment performance.

         Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the Directors determined that the approval of each investment management and sub-advisory agreement was in the best interests of each Fund and its shareholders and on that basis approved these agreements.

         The Directors and officers of the Company who are affiliates of the Investment Manager do not receive compensation directly from the Company for serving in such capacities.  However, those officers and Directors of the
Company who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Company for the services it provides.  Each of the other Directors receives annual and per meeting fees paid by the Company plus expenses for each meeting of the Board and of shareholders which he attends.
Compensation received during the fiscal period ended October 31, 2002 by the Directors who are not affiliates of the
Investment Manager was as follows:

                                                                                      Total Compensation from Registrant and
Name of Director                            ---------------------------------------                Fund Complex
                                                  Aggregate Compensation from                  Paid to Director (1)
                                                          Registrant
-------------------------------------------                                          -----------------------------------------

David E. A. Carson                                          $insert                                  $insert
Julian A. Lerner                                            $insert                                  $insert
Wade A. Dokken                                                $0                                        $0
Thomas M. O'Brien                                         $insert(2)                                $insert(2)
John A Pileski                                              $insert                                  $insert
F. Don Schwartz                                             $insert                                  $insert
(1)      As of the date of this Statement, the "Fund Complex" consisted of the Company and American Skandia Trust
     ("AST").  Prior to September 28, 2002, American Skandia Master Trust ("ASMT") was part of the Fund complex. ASMT served as the master trust in the former master/feeder fund structure.  A portion of the compensation paid to the
     Directors from the Registrant reflects compensation paid to the Trustees of ASMT by ASMT prior to the feeder funds withdrawing all of its assets from the corresponding Portfolios of ASMT.
(2)  Mr. O'Brien deferred payment of this  compensation.  The total value of all deferred  compensation,  as of October 31,
     2002, was $insert from the Registrant and $insert from the Registrant and Fund Complex.

         The Company does not offer pension or retirement benefits to its Directors.

         The Company's Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law.  Neither the
Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Under the Maryland General Corporation Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company's Articles of Incorporation is entitled to contribution from each shareholder of the Company for the amount the shareholder accepted knowing the distribution was made in violation of those provisions.  Absent such knowledge, a shareholder will not be obligated to the Company or its creditors in respect of shares held in the Company except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

         As of December 15, 2002, the Directors and officers of the Company owned,  in the aggregate,  less than 1% of each class of the Company's shares.

Codes of Ethics.  The Company,  the Investment  Manager and the  Distributor  have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While these codes  contain  provisions  reasonably  necessary to prevent  personnel  subject to the codes from engaging in unlawful  conduct,  they do not prohibit  investments  in  securities,  including  securities  that may be purchased or held by the Funds and Portfolios, by such personnel.

                                       INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

..........American Skandia Investment Services, Incorporated ("ASISI," as previously defined) acts as investment manager to each Fund pursuant to separate investment management agreements with the Company (the "Management Agreements").

                  ASISI, a Connecticut  corporation  organized in 1991, is registered as an investment adviser with the SEC and is a wholly-owned  subsidiary of American  Skandia,  Incorporated,  whose indirect parent is Skandia  Insurance Company
Ltd.  ("Skandia").  Skandia is a Swedish  company that owns,  directly or  indirectly,  a number of insurance  companies in many  countries.  The  predecessor  to Skandia  commenced  operations  in 1855.  On December  18, 2002,  Skandia  Insurance
Company Ltd.  (publ),  the ultimate parent of the ASISI,  announced that it reached a definitive  agreement with Prudential
Financial,  Inc.  ("Prudential") to sell American Skandia,  Inc. and its  subsidiaries,  including ASISI.  Founded in 1875,
Prudential is a publicly held  financial  services  company  primarily  engaged in providing life  insurance,  property and
casualty  insurance,  mutual  funds,  annuities,  pension  and  retirement  related  services  and  administration,   asset
management,  securities  brokerage,  banking and trust services,  real estate brokerage  franchises and relocation services through its  wholly-owned  subsidiaries.  As of September 30, 2002,  Prudential  subsidiaries  managed  approximately  $533 billion in assets.

         The transaction, anticipated to close during the 2nd quarter of 2003, is subject to the satisfaction of a number of closing conditions, including each Fund obtaining the approval of its Board of Directors and its shareholders with respect to new Management Agreements and sub-advisory agreements.

         Prudential and American Skandia do not anticipate that the portfolio management or the day-to-day operation of the Funds will be adversely impacted as a result of the transaction.

         In addition to serving as investment manager to the Company and the Trust, ASISI currently serves as the investment manager to American Skandia Trust, an open-end management investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies.  Shares of American
Skandia Trust also may be offered directly to qualified pension and retirement plans.  For a list of those officers and
Directors of the Company who also serve in similar capacities for the Investment Manager, see this SAI under "Management of the Company."

..........The Management Agreements provide, in substance, that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund.  The Investment Manager is responsible for providing, at its expense, such personnel as is required by each  Fund for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the
Fund pursuant to the Investment Manager's obligations under the Management Agreements.  The Investment Manager, not the
Funds is responsible for the expenses of conducting the investment programs of the Funds.

..........The Management Agreements provide further that neither the Investment Manager nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreements, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreements.  The Management Agreements also permit the Investment
Manager to render services to others.

..........Under the terms of the Management Agreements, each Fund has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund's average daily NAV.  The Investment Manager, not any Fund, is responsible for the payment of the sub-advisory fees to the
Sub-advisors.  For a discussion of the fees payable to the Investment Manager and the Sub-advisors, as well as any applicable voluntary fee waiver arrangements, see the Company's Prospectus under "Expense Information" and "Management of the Funds."

..........Investment Management Fees.  ASISI receives a monthly fee from each Fund for the performance of its services.
ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund.  Each Fund's investment management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.  The fees payable to ASISI, based on a stated percentage of the Fund's average daily net assets, are as follows:

Fund:                                                                                   Annual Rate:
----                                                                                    -----------

ASAF Strong International Equity Fund:                                                       1.10%

ASAF William Blair International Growth Fund:                                                1.10%

ASAF American Century International Growth Fund:                                             1.00%

ASAF DeAM International Equity Fund:                                     1.10% of the first $100 million; plus 1.00
                                                                         % of the amount over $100 million

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund:                                                             0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Alger All-Cap Growth Fund:                                                              0.95%

ASAF Gabelli All-Cap Value Fund:                                                             0.95%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Alliance Growth Fund:                                                       .90% of the first $1 billion;
                                                                            plus .85% of the amount over $1 billion

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 1.00%

ASAF DeAM Large-Cap Growth Fund:                                                             0.90%

ASAF T. Rowe Price Tax Managed Fund                                                          0.95%

ASAF Alliance/Bernstein Growth + Value Fund:                                                 1.00%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF DeAM Large-Cap Value Fund:                                                              0.90%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.50%

         Investment Management Fee Waivers.  The Investment Manager may from time to time agree to voluntarily waive or reduce its fees, while retaining their ability to be reimbursed for such fees prior to the end of each fiscal year.  Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.

         The Investment Manager has voluntarily agreed to waive portions of its investment management fees equal to .05%
of the average daily net assets less than $1 billion of the ASAF William Blair Growth Fund; .20% of the average daily net assets of the ASAF Alliance Growth and Income Fund; .10% of the average daily net assets of the ASAF DeAM Small-Cap
Growth Fund; .10% of the average daily net assets of the ASAF DeAM Large-Cap Growth Fund; 10% of the average daily net assets of the ASAF DeAM Large-Cap Value Fund; .20% of the average daily net assets of the ASAF DeAM International Equity
Fund; .07% of the average daily net assets less than $1 billion of the ASAF Goldman Sachs Concentrated Growth Fund and
..10% of the average daily net assets less than $1 billion of the ASAF Goldman Sachs Mid-Cap Growth Fund.

         The investment management fee paid for each of the past three fiscal years by each Fund that was publicly offered prior to October 31, 2002 was as follows:

                                                                  Year ended             Year ended           Year ended
                                                                  -----------            ----------           ----------
Name of Fund                                                    October 31, 2000      October 31, 2001      October 31, 2002
------------                                                    ----------------      ----------------      ----------------

                       ASAF Strong International Equity Fund       $223,654               $592,695             $insert

                ASAF William Blair International Growth Fund       $6,105,013             $3,841,986           $insert

             ASAF American Century International Growth Fund       $705,166               $900,282             $insert

                         ASAF DeAM International Equity Fund       $1,177,780             $1,166,384           $insert

                             ASAF PBHG Small-Cap Growth Fund       $4,168,595             $2,023,697           $insert

                             ASAF DeAM Small-Cap Growth Fund       $259,747               $560,468             $insert

                           ASAF Gabelli Small-Cap Value Fund       $784,316               $1,421,911           $insert

                      ASAF Goldman Sachs Mid-Cap Growth Fund       $10,971                $236,388             $insert

                   ASAF Neuberger Berman Mid-Cap Growth Fund       $2,061,698             $2,626,546           $insert

                    ASAF Neuberger Berman Mid-Cap Value Fund       $633,211               $1,590,795           $insert

                              ASAF Alger All-Cap Growth Fund       $8,469                 $277,550             $insert

                             ASAF Gabelli All-Cap Value Fund       $4,292                 $437,638             $insert

                                ASAF INVESCO Technology Fund       $15,080                $312,651             $insert

                           ASAF INVESCO Health Sciences Fund       $0                     $40,494              $insert

                               ASAF ProFund Managed OTC Fund       $14,399                $258,985             $insert

                                   ASAF Alliance Growth Fund       $1,081,854             $1,268,361           $insert

                            ASAF Marsico Capital Growth Fund       $9,735,124             $8,799,262           $insert

                 ASAF Goldman Sachs Concentrated Growth Fund       $22,207,185            $15,837,193          $insert

                         ASAF T. Rowe Price Tax Managed Fund       $0                     $9,994               $insert

                 ASAF Alliance/Bernstein Growth + Value Fund       $0                     $31,559              $insert

                      ASAF Sanford Bernstein Core Value Fund       $0                     $27,107              $insert

               ASAF Sanford Bernstein Managed Index 500 Fund       $22,338                $799,176             $insert

                        ASAF Alliance Growth and Income Fund       $1,562,440             $2,333,727           $insert

                            ASAF MFS Growth with Income Fund       $155,330               $426,192             $insert

                            ASAF INVESCO Capital Income Fund       $1,997,466             $2,613,726           $insert

               ASAF American Century Strategic Balanced Fund       $1,473,047             $1,690,530           $insert

                         ASAF Federated High Yield Bond Fund       $875,594               $936,997             $insert

                           ASAF PIMCO Total Return Bond Fund       $1,190,054             $2,094,849           $insert

                                      ASAF Money Market Fund       $1,217,863             $2,164,909           $insert

         The ASAF DeAM International Equity Fund, ASAF American Century International Growth Fund, ASAF PBHG Small-Cap
Growth Fund, ASAF Gabelli Small-Cap Value Fund, ASAF Goldman Sachs Concentrated Growth Fund, ASAF INVESCO Capital Income
Fund, ASAF American Century Strategic Balanced Fund, ASAF Federated High Yield Bond Fund, ASAF PIMCO Total Return Bond
Fund and ASAF Money Market Fund commenced operations on July 28, 1997.  The ASAF William Blair International Growth Fund,
ASAF Alliance Growth Fund, and ASAF Alliance Growth and Income Fund commenced operations on January 2, 1998.  The ASAF
Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund
commenced operations on August 19, 1998.  The ASAF Strong International Equity Fund, the ASAF Sanford Bernstein Managed
Index 500 Fund, and ASAF MFS Growth with Income Fund commenced operations on November 1, 1999.  The ASAF DeAM Small-Cap
Growth Fund commenced operations on March 1, 2000.  The ASAF Goldman Sachs Mid-Cap Growth Fund, ASAF Alger All-Cap Growth
Fund, ASAF Gabelli All-Cap Value Fund, ASAF INVESCO Technology Fund, ASAF ProFund Managed OTC Fund commenced operations on September 11, 2000.  The ASAF INVESCO Health Sciences Fund, ASAF T. Rowe Price Tax Managed Fund, ASAF
Alliance/Bernstein Growth + Value Fund and ASAF Sanford Bernstein Core Value Fund commenced operations on March 1, 2001.
The ASAF DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap Value Fund commenced operations on May 1, 2002.  As discussed in this SAI under "Fund Expenses" and in the Company's Prospectus under "Expense Information," the Investment
Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels.  During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.

         Each Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.  Each Management Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees, where applicable, or by the Investment Manager, or by holders of a majority of the applicable Fund's outstanding shares, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         ASISI currently engages the following Sub-advisors to conduct the investment programs of each Fund pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory Agreements"): (a) Strong Capital
Management, Inc. for the ASAF Strong International Equity Fund (formerly, ASAF AIM International Equity Fund); (b)
William Blair & Company, LLC for the ASAF William Blair International Growth Fund (formerly, the ASAF William Blair
International Growth Fund); (c) American Century Investment Management, Inc. for the ASAF American Century International
Growth Fund and the ASAF American Century Strategic Balanced Fund, (d) Deutsche Asset Management, Inc. for the ASAF DeAM
International Equity Fund (formerly, Founders International Small Capitalization Fund), ASAF DeAM Small-Cap Growth Fund
(formerly, ASAF Scudder Small-Cap Growth Fund); ASAF DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap Value Fund;
(e) Pilgrim Baxter & Associates, Ltd. for the ASAF PBHG Small-Cap Growth Fund; (f) GAMCO Investors, Inc. for the ASAF
Gabelli Small-Cap Value Fund and the ASAF Gabelli All-Cap Value Fund; (g) Goldman Sachs Asset Management for the ASAF
Goldman Sachs Mid-Cap Growth Fund (formerly, the ASAF Goldman Sachs Mid-Cap Growth Fund) and ASAF Goldman Sachs
Concentrated Growth Fund (formerly, the ASAF Goldman Sachs Concentrated Growth Fund); (h) Neuberger Berman Management
Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund; (i) Fred Alger
Management, Inc. for the ASAF Alger All-Cap Growth Fund; (j) INVESCO Funds Group, Inc. for the ASAF INVESCO Technology
Fund, the ASAF INVESCO Health Sciences Fund and the ASAF INVESCO Capital Income Fund; (k) ProFund Advisors LLC for the
ASAF ProFund Managed OTC Fund; (l) Alliance Capital Management L.P. for the ASAF Alliance Growth Fund, for the growth portion of the ASAF Alliance/Bernstein Growth + Value Fund and the ASAF Alliance Growth and Income Fund; (m) Marsico
Capital Management, LLC for the ASAF Marsico Capital Growth Fund; T. Rowe Price Associates, Inc. for the ASAF T. Rowe
Price Tax Managed Fund; (n) Sanford C. Bernstein & Co., LLC for the value portion of the ASAF Alliance/Bernstein Growth +
Value Fund and the ASAF Sanford Bernstein Core Value Fund and the ASAF Sanford Bernstein Managed Index 500 Fund; (o)
Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund; (p) Federated Investment Counseling for the ASAF Federated High Yield Bond Fund; (q) Pacific Investment Management Company LLC for the ASAF PIMCO Total
Return Bond Fund; (r) Wells Capital Management Incorporated for the ASAF Money Market Fund.

         The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Investment Manager.  Each Sub-advisor will, subject to the supervision and control of the
Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions.  The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund.  Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement.  Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a
Fund, or from providing such services itself.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Deutsche Asset Management, Inc. (DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         Pilgrim Baxter & Associates, Ltd. is an indirect, wholly-owned subsidiary of Old Mutual plc, a London based international financial services organization.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         GAMCO Investors, Inc. ("GAMCO") is a New York corporation organized in 1999 as successor to the investment advisory business of a New York corporation of the same name that was organized in 1978.  GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange.  Mr.
Mario J. Gabelli may be deemed a "controlling person" of GAMCO on the basis of his controlling interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

         All of the voting stock of Neuberger Berman Management Inc. is owned by Neuberger Berman Inc., a publicly traded company listed on the NYSE.

         INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company.

         Alliance Capital Management  Corporation ("ACMC"), is an indirect wholly-owned  subsidiary of AXA Financial,  Inc.
("AXA Financial"),  is the general partner of Alliance Capital Management,  L.P. ("Alliance  Capital").  As of December 31,
2001, Alliance Capital Management Holding L.P.  ("Alliance  Holding") owned approximately 30.1% of the outstanding units of limited  partnership  interest in Alliance Capital  ("Alliance  Units").  ACMC is the general partner of Alliance  Holding, whose equity interests are traded on the New York Stock Exchange,  Inc.  ("NYSE") in the form of units  ("Alliance  Holding
Units"). As of December 31, 2001, AXA Financial,  together with certain of its wholly-owned  subsidiaries,  including ACMC, beneficially  owned  approximately  2.1% of the outstanding  Alliance  Holding Units and 51.7% of the outstanding  Alliance
Units.  AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Marsico Capital Management, LLC is a wholly owned indirect subsidiary of Bank of America Corporation.

         T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded holding company engaged in the financial services and investment management business.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance Capital Management L.P.

         Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings,
Inc. which in turn is an indirect wholly owned subsidiary of Sun Life Services of Canada, Inc. (a diversified financial services organization).

         Federated Investment Counseling is a wholly owned subsidiary of Federated Investors.

         Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a subsidiary of
Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP")..  Allianz AG ("Allianz") is
the indirect majority owner of ADAM LP.  Allianz is a European-based, multinational insurance and financial services holding company.  Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

         Sub-Advisory Fees.  ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory services.
The fee payable to the Sub-advisors with respect to each Fund may differ, reflecting, among other things, the investment objective, policies and limitations of each Fund and the nature of each Sub-advisory Agreement.  Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable by the Investment Manager to the Sub-advisor.  The fees payable to the Sub-advisors, based on a stated percentage of the Fund's average daily net assets, are as follows:

         Strong Capital Management, Inc. for the ASAF Strong International Equity Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:
..45% of the portion of the combined average daily net assets not in excess of $500 million; plus .40% of the portion over  of $500 million but not in excess of $1 billion; plus .35%of the portion in excess of $1 billion.  Prior to
December 10, 2001, the Investment Manager had engaged A I M Capital Management, Inc. as Sub-advisor for the Fund
(formerly the ASAF AIM International Equity Fund) for an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that was managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:  .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         William Blair & Company, LLC for the ASAF William Blair International Growth Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:
..30% of the portion of the combined average daily net assets not in excess of $500 million; plus .25% of the portion over
$500 million but not in excess of $1 billion; plus .20% of the portion in excess of $1 billion.  Prior to November 11,
2002, the Investment Manager has engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF
Janus Overseas Growth Fund) for an annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; when the average daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

         American Century Investment Management, Inc. for the ASAF American Century International Growth Portfolio:
Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment
Management, Inc., the Investment Manager was able to negotiate a reduction to the Sub-advisor's standard fee schedule.
This reduced fee schedule is an annual rate equal to .45% of the combined average daily net assets of the Fund and certain series of American Skandia Trust that are managed by the Sub-advisor and identified by the Sub-advisor and ASISI as being similar to the Fund.  Prior to May 1, 2000, the Investment Manager had engaged Rowe Price-Fleming International,
Inc. as Sub-advisor for the Fund (formerly the ASAF T. Rowe Price International Equity Fund), for a total Sub-advisory fee of .75% of the portion of the average daily net assets of the Fund not in excess of $20 million; plus .60% of the portion of the net assets over $20 million but not in excess of $50 million; plus .50% of the portion of the net assets over $50 million.

         Deutsche Asset Management, Inc. for the ASAF DeAM International Equity Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Advisor
Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:  .30% of the portion of the combined average daily net assets not in excess of $500 million; plus
..25% of the portion over $500 million but not in excess of $1 billion; plus .20% of the portion over $1 billion.  Prior to May 1, 2002, the Investment Manager had engaged Founders Asset Management LLC as Sub-advisor for the Fund (formerly the ASAF Founders International Small Capitalization Fund) for an annual rate of .60% of the average daily net assets of the Fund not in excess of $100 million; plus .50% of the portion of the average net assets in excess of $100 million.

         Pilgrim Baxter & Associates, Ltd. for the ASAF PBHG Small-Cap Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .50% of the portion of the combined average daily net assets not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million; plus .40% of the portion over $400 million but not in excess of $900 million;
plus .35% of the portion in excess of $900 million.  Prior to September 14, 2001, the Investment Manager had engaged
Janus Capital Management LLC as Sub-advisor for the ASAF PBHG Small-Cap Growth Fund (formerly, the ASAF Janus Small-Cap
Growth Fund), for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $500 million; plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.

         Deutsche Asset Management, Inc. for the ASAF DeAM Small-Cap Growth Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:  .35% of the portion of the combined average daily net assets not in excess of $100 million; plus .30% of the portion over $100 million but not in excess of $300 million; plus .25% of the portion over $300 million but not in excess of $500 million;
plus .20% of the portion in excess of $500 million.  Prior to December 10, 2001, the Investment Manager had engaged
Zurich Scudder Investments, Inc. as Sub-advisor for the Fund (formerly the ASAF Scudder Small-Cap Growth Fund) for an annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45%
of the portion over $100 million but not in excess of $400 million; plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

         GAMCO Investors, Inc. for the ASAF Gabelli Small-Cap Value Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion in excess of $1 billion.  Prior to September 11, 2000, the Investment Manager had engaged T. Rowe Price Associates, Inc. as Sub-advisor for the Fund (formerly the ASAF T. Rowe Price Small Company Value Fund) for an annual rate of.60% of the average daily net assets of the Fund.

         Goldman Sachs Asset Management for the ASAF Goldman Sachs Mid-Cap Growth Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and ASAF Goldman Sachs Concentrated Growth
Fund and the following series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs
Concentrated Growth Portfolio, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment
Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of
$1 billion plus .25% of the portion of the net assets over $1 billion  Prior to November 11, 2002, the Investment Manager has engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Mid-Cap Growth Fund) for an annual rate of 50% of the portion of the combined average daily net assets not in excess of $250 million; plus .45% of the portion over $250 million but not in excess of $750 million; plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

         Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Growth Fund:  An annual rate of .40% of the average daily net assets of the Fund.

         Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund:  An annual rate of .40% of the average daily net assets of the Fund.

         Fred Alger Management, Inc. for the ASAF Alger All-Cap Growth Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor as being similar to the Fund: .40% of the portion of the combined average daily net assets not in excess of $500 million; plus .35% of the portion over $500 million but not in excess of
$1 billion; plus .30% of the portion over $1 billion but not in excess of $1.5 billion; plus .25% of the portion in excess of  $1.5 billion.

         GAMCO Investors, Inc. for the ASAF Gabelli All-Cap Value Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the
Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .50% of the combined average daily net assets not in excess of $500 million; plus .40% of the portion over $500 million.

         INVESCO Funds Group, Inc. for the ASAF INVESCO Technology Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the ASAF INVESCO Health Sciences Fund: .55% of the of the
portion of the average daily net assets not in excess of  $100 million; plus .45% of the portion of the average daily net assets over $100 million but not in excess of $200 million; plus .425% of the portion of the average daily net assets over $200 million but not in excess of $400 million; plus .40% of the portion of the average daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

         INVESCO Funds Group, Inc. for the ASAF INVESCO Health Sciences Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the ASAF INVESCO Technology Fund: .55% of the of the
portion of the average daily net assets not in excess of  $100 million; plus .45% of the portion of the average daily net assets over $100 million but not in excess of $200 million; plus .425% of the portion of the average daily net assets over $200 million but not in excess of $400 million; plus .40% of the portion of the average daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

         ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund: An annual rate of .35% of the portion of the average daily net assets of the Fund not in excess of $400 million; plus .25% of the portion over $400 million.  Prior to March
1, 2001, the Investment Manager had engaged Rydex Global Advisors as Sub-advisor for the Fund, for the same fee rate

         Alliance Capital Management L.P. for the ASAF Alliance Growth Fund: An annual rate equal to .40% of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund.  Between December 31, 1998 and
April 30, 2000, the Investment Manager had engaged OppenheimerFunds, Inc. as Sub-advisor for the Fund at a total
Sub-advisory fee of .35% of the portion of the average daily net assets of the Fund not in excess of $500 million; plus
..30% of the portion over $500 million but not in excess of $1 billion; plus .25% of the portion in excess of $1 billion.
Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as
Sub-advisor for the Fund, at a total Sub-advisory fee of .60% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.

         Marsico Capital Management, LLC for the ASAF Marsico Capital Growth Fund:  An annual rate of .45% of the average daily net assets of the Fund.

         Goldman Sachs Asset Management for the ASAF Goldman Sachs Concentrated Growth Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and ASAF Goldman Sachs Mid-Cap Growth Fund and
the following series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs
Concentrated Growth Portfolio, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment
Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of
$1 billion plus .25% of the portion of the net assets over $1 billion.  Prior to November 11, 2002, the Investment
Manager has engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Mid-Cap Growth
Fund) for an annual rate of .45% of the average daily net assets of the Fund.

         Deutsche Asset Management, Inc. for the ASAF DeAM Large-Cap Growth Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:  .20% of the portion of the combined average daily net assets not in excess of $500 million; plus .15% of the portion over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.

         T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Tax Managed Fund:  An annual rate equal to .45% of the of the portion of the Fund's average daily net assets not in excess of  $100 million; plus .40% on average daily net assets of the portion over $100 million but not in excess of $250 million; plus .35% of the portion of the Fund's average daily net assets in excess of $250 million.

         Alliance Capital Management L.P. for the growth portion of the ASAF Alliance/Bernstein Growth + Value Fund: An
annual rate equal to .40% of the combined average daily net assets of the Growth Portfolio of the Fund and the Growth
Portfolio of the series of American Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Fund (specifically, the Growth portion of the AST Alliance/Bernstein
Growth + Value Portfolio).

         Sanford C. Bernstein & Co., LLC for the value portion of the ASAF Alliance/Bernstein Growth + Value Fund:
An annual rate equal to .40% of the combined average daily net assets of the Value Portfolio of the Fund and the Value
Portfolio of the series of American Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Fund (specifically, the Value portion of the AST Alliance/Bernstein
Growth + Value Portfolio).

         Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Core Value Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:
..25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion over
$500 million.

         Deutsche Asset Management, Inc. for the ASAF DeAM Large-Cap Value Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:  .20% of the portion of the combined average daily net assets not in excess of $500 million; plus .15% of the portion over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.

         Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Managed Index 500 Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the
Fund: .1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million.  Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million: .40% of the first $10 million of combined average daily net assets; plus .30% on the next $40 million of combined average daily net assets; plus .20% on the next $50 million of combined average daily net assets; plus .10% on the next $200 million of combined average daily net assets.  Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Fund at a total Sub-advisory fee equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that was managed by Bankers Trust Company and identified by the Sub-Advisor and
ASISI as being similar to the Fund:  .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

         Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-advisor and the Investment Manager as being similar to the
Portfolio: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion; plus .20% of the portion in excess of $1.5 billion.  Prior to
May 1, 2000, the Investment Manager had engaged Lord, Abbett & Co. as Sub-advisor for the Fund at a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; when the average daily net assets of the Fund equal or exceed $900 million, the annual rate will be .30% of the entire average daily net assets of the Fund.

         Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the domestic equity series of American
Skandia Trust that are managed by Massachusetts Financial Services Company:  .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over
$900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO Funds Group, Inc. for the ASAF INVESCO Capital Income Fund:  An annual rate of .35% of the average daily net assets of the Fund.

         American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund:  Because of
the large amount of assets being sub-advised for the Investment Manager by American Century Investment Management, Inc.,
the Investment Manager was able to negotiate a reduction to the Sub-advisor's standard fee schedule.  This reduced fee schedule is an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and Investment
Manager as being similar to the Fund: .45% of the portion of the average daily net assets of the Fund not in excess of
$50 million; plus .40% of the portion over $50 million but not in excess of $100 million; plus .35% of the portion over
$100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         Federated Investment Counseling for the ASAF Federated High Yield Bond Fund:  An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

         Pacific Investment Management Company LLC for the ASAF PIMCO Total Return Bond Fund:  An annual rate of .25% of the average daily net assets of the Fund.

         Wells Capital Management Incorporated for the ASAF Money Market Fund:  An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by Wells Fargo Investment Management, Incorporated and identified by it and ASISI as being similar to the Fund: .07% of the portion of the combined average daily net assets not in excess of $500 million; plus .05% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion in excess of  $1.5 billion.  Prior to September 17,
2001, the Investment Manager had engaged J.P. Morgan Investment Management, Inc. as Sub-advisor for the Fund at a total
Sub-advisory fee of an annual rate equal to the following percentages of the combined average daily net assets of the
Fund and the series of American Skandia Master Trust that is managed by J.P. Morgan Investment Management, Inc. and identified by it and ASISI as being similar to the Fund:  .09% of the portion of the combined average daily net assets not in excess of $500 million; plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers.  Certain Sub-advisors have voluntarily agreed to waive a portion of their sub-advisory fees set forth above, as follows:

         Commencing April 1, 2001 to December 31, 2001,  Neuberger Berman Management,  Inc. has voluntarily agreed to waive a portion  of its fee so that the  following  fee  schedule  based on the  combined  average  daily net  assets of the ASAF
Neuberger  Berman  Mid-Cap  Growth Fund, the ASAF Neuberger  Berman  Mid-Cap Value Fund  (together,  the "Funds"),  and the series of American  Skandia Trust that are managed by the  Sub-advisor  and  identified by the  Sub-advisor  and Investment
Manager as being  similar to the Funds is in effect:  .40% of the portion of the combined  average  daily net assets not in excess of $2 billion;  plus .35% of the portion over $2 billion.  Commencing  January 1, 2002,  the  following fee schedule will be in effect:  .40% of the portion of the combined average daily net assets not in excess of $1 billion;  plus .35% of the portion over $1 billion.

         Commencing March 1, 2001, Marsico Capital  Management,  LLC has voluntarily agreed to waive the portion of its fee that  exceeds the  following  percentage  of the combined  average  daily net assets of the Fund and the series of American
Skandia  Trust.  that is managed by the  Sub-advisor  and  identified by the  Investment  Manager and  Sub-advisor as being similar to the Fund:  .40% of the  combined  average  daily net assets of the Fund.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         Commencing August 28, 2000, GAMCO Investors, Inc., the Sub-advisor for the ASAF Gabelli All-Cap Value Fund, has voluntarily agreed to waive a portion of its sub-advisory fee equal to the following percentages of the combined average daily net assets of the Fund and the corresponding series of American Skandia Trust as referenced above under
"Sub-advisory Fees": .10% of the portion of the combined average daily net assets not in excess of $500 million; .05% on combined assets over $500 million but not in excess of $1 billion; and .10% on combined assets over $1 billion.

         Commencing January 1, 2001,  Federated  Investment  Counseling,  the Sub-advisor for the ASAF Federated High Yield
Bond Fund, has voluntarily  agreed to waive a portion of its  sub-advisory  fee so that the following fee schedule based on the combined  average daily net assets of the Fund and the AST Federated High Yield Portfolio of American  Skandia Trust is
in effect:  .25% of the portion of the combined  average daily net assets not in excess of $200  million;  plus .20% of the portion over $200 million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Commencing May 1, 2000,  INVESCO Funds Group,  Inc., the Sub-advisor for the ASAF INVESCO Capital Income Fund, has voluntarily  agreed to waive a portion of its fee so that the  following fee schedule  based on the combined  average daily net assets of the Fund and the AST INVESCO  Capital  Income  Portfolio  is in effect:  .35% of the portion of the  combined average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion.

         The sub-advisory fees paid by the Investment Manager for each Fund for the fiscal years ended October 31, 2000,
October 31, 2001 and October 31, 2002, were as follows:

Name of Fund                                                     Period Ended           Period Ended            Year Ended
------------                                                     ------------           ------------            ----------
                                                                October 31,2000       October 31, 2001       October 31, 2002
                                                                ---------------       ----------------       ----------------

ASAF Strong International Equity Fund(1)                              $93,437                $242,466               $insert

ASAF William Blair International Growth Fund(2)                       $3,052,506             $1,920,993             $insert

ASAF American Century International Growth Fund                       $317,484               $405,127               $insert

ASAF DeAM International Equity Fund(3)                                $629,160               $629,894               $insert

ASAF PBHG Small-Cap Growth Fund(4)                                    $2,095,310             $1,047,336             $insert

ASAF DeAM Small-Cap Growth Fund(5)                                    $136,903               $294,983               $insert

ASAF Gabelli Small-Cap Value Fund(6)                                  $448,754               $569,601               $insert

ASAF Goldman Sachs Mid-Cap Growth Fund(7)                             $6,020                 $126,884               $insert

ASAF Neuberger Berman Mid-Cap Growth Fund                             $916,310               $1,159,970             $insert

ASAF Neuberger Berman Mid-Cap Value Fund                              $281,427               $702,191               $insert

ASAF Alger All-Cap Growth Fund                                        $3,566                 95,886                 $insert

ASAF Gabelli All-Cap Value Fund                                       $1,807                 $184,269               $insert

ASAF INVESCO Technology Fund                                          $8,294                 $171,958               $insert

ASAF INVESCO Health Sciences Fund                                     $0                     $22,272                $insert

ASAF ProFund Managed OTC Fund(8)                                      $5,929                 $106,641               $insert

ASAF Alliance Growth Fund(9)                                          $458,322               $563,716               $insert

ASAF Marsico Capital Growth Fund                                      $4,380,806             $3,465,859             $insert

ASAF Goldman Sachs Concentrated Growth Fund(10)                       $9,027,212             $6,148,424             $insert

ASAF T. Rowe Price Tax Managed Fund                                   $0                     $4,734                 $insert

ASAF Alliance/Bernstein Growth + Value Fund                           $0                     $12,624                $insert

ASAF Sanford Bernstein Core Value Fund                                $0                     $7,973                 $insert

ASAF Sanford Bernstein Managed Index 500 Fund(11)                     $49,689                $99,897                $insert

ASAF Alliance Growth and Income Fund(12)                              $511,886               $583,773               $insert

ASAF MFS Growth with Income Fund                                      $62,132                $137,073               $insert

ASAF INVESCO Capital Income Fund                                      $903,531               $1,063,260             $insert

ASAF American Century Strategic Balanced Fund                         $604,869               $657,428               $insert

ASAF Federated High Yield Bond Fund                                   $312,712               $221,239               $insert

ASAF PIMCO Total Return Bond Fund                                     $457,713               $805,711               $insert

ASAF Money Market Fund(13)                                            $146,770               $173,193               $insert

(1)      For fiscal years 2000 and 2001, the entire fee noted above was paid to A I M Capital Management, Inc., the prior
Sub-advisor for the Fund.
(2)      For fiscal years 2000 and 2001,  the entire fee noted above was paid to Janus  Capital  Management  LLC, the prior
     Sub-advisor  for the Fund.  For fiscal year ended 2002,  $insert was paid to Janus Capital  Management and $insert was paid to William Blair & Co., LLC.
(3)      For fiscal years 2000 and 2001,  the entire fee noted above was paid to Founders Asset  Management  LLC, the prior
     Sub-advisor  for the Fund. For fiscal year ended 2002,  $insert was paid to Founders Asset  Management LLC and $insert was paid to Deutsche Asset Management, Inc.
(4)      For fiscal year 2000, the entire fee noted above was paid to Janus Capital Management,  LLC, the prior Sub-advisor to the Fund.  For fiscal year 2001,  $insert was paid to Janus and  $insert was paid to Pilgrim  Baxter &  Associates,
     Ltd.
(5)  For fiscal years 2000 and 2001,  the entire fee noted above was paid to Zurich  Scudder  Investments,  Inc., the prior
     Sub-advisor  for the Fund.  For fiscal  year ended 2002,  $insert was paid to Zurich  Scudder  Investments,  Inc.  and
     $insert was paid to Deutsche Asset Management, Inc.
(6)  For fiscal year 2000,  $388,341 was paid to T. Rowe Price  Associates,  Inc. and $60,413 was paid to GAMCO  Investors,
     Inc.
(7)  For  fiscal  years 2000 and 2001,  the entire fee noted  above was paid to Janus  Capital  Management  LLC,  the prior
     Sub-advisor  for the Fund.  For fiscal year ended 2002,  $insert was paid to Janus Capital  Management and $insert was paid to Goldman Sachs Asset Management.
(8)  For fiscal year 2000, the entire fee noted above was paid to Rydex Global Advisors, the prior Sub-advisor for the Fund
(9)  For fiscal year 2000, $155,168 was paid to OppenheimerFunds, Inc. and $303,154 was paid to Alliance Capital
Management L.P.
(10) For fiscal year 2000,  $13,847 was paid to Bankers  Trust  Company and $35,842 was paid to Sanford C.  Bernstein & Co.
LLC.
(11) For  fiscal  years 2000 and 2001,  the entire fee noted  above was paid to Janus  Capital  Management  LLC,  the prior
     Sub-advisor  for the Fund.  For fiscal year ended 2002,  $insert was paid to Janus Capital  Management and $insert was paid to William Blair & Co., LLC.
(12) For fiscal year 1999, the entire fee noted above was paid to Lord,  Abbett & Co., Inc., the prior  Sub-advisor for the
     Fund.  For  fiscal  year 2000,  $240,798  was paid to Lord  Abbett & Co. and  $271,088  was paid to  Alliance  Capital
     Management L.P.
(13) For fiscal years 2000,  the entire fee noted about was paid to J.P.  Morgan  Investment  Management,  Inc.,  the prior
Sub-advisor for the Fund.

         The ASAF DeAM International Equity Fund, ASAF American Century International Growth Fund, ASAF PBHG Small-Cap
Growth Fund, ASAF Gabelli Small-Cap Value Fund, ASAF Goldman Sachs Concentrated Growth Fund, ASAF INVESCO Capital Income
Fund, ASAF American Century Strategic Balanced Fund, ASAF Federated High Yield Bond Fund, ASAF PIMCO Total Return Bond
Fund and ASAF Money Market Fund commenced operations on July 28, 1997.  The ASAF William Blair International Growth Fund,
ASAF Alliance Growth Fund, and ASAF Alliance Growth and Income Fund commenced operations on January 2, 1998.  The ASAF
Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, and ASAF Marsico Capital Growth Fund
commenced operations on August 19, 1998.  The ASAF Strong International Equity Fund, the ASAF Sanford Bernstein Managed
Index 500 Fund, and ASAF MFS Growth with Income Fund commenced operations on November 1, 1999.  The ASAF DeAM Small-Cap
Growth Fund commenced operations on March 1, 2000.  The ASAF Goldman Sachs Mid-Cap Growth Fund, ASAF Alger All-Cap Growth
Fund, ASAF Gabelli All-Cap Value Fund, ASAF INVESCO Technology Fund, ASAF ProFund Managed OTC Fund commenced operations on September 11, 2000.  The ASAF INVESCO Health Sciences Fund, ASAF T. Rowe Price Tax Managed Fund, ASAF
Alliance/Bernstein Growth + Value Fund and ASAF Sanford Bernstein Core Value Fund commenced operations on March 1, 2001.
The ASAF DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap Value Fund commenced operations on May 1, 2002.

         Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.  Each
Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the
1940 Act) or upon termination of the Management Agreement with respect to that particular Fund (provided that the
Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Company.
Pursuant to administration agreements between the Administrator and the Company, respectively (the "Administration
Agreements"), the Administrator has agreed to provide certain fund accounting and administrative services to the Company, including, among other services, accounting relating to the Company and the investment transactions of the foregoing;
computing daily NAVs; monitoring the investments and income of the Company for compliance with applicable tax laws;
preparing for execution and filing federal and state tax returns, and annual and semi-annual shareholder reports;
preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Investment Manager and the Company's custodians; preparing and maintaining the Company's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and
performing such other duties related to the administration of the Company as may be agreed upon in writing by the parties to the respective Administration Agreements.  The administrator does not have any responsibility or authority for the management of the assets of the Funds, the determination of their investment policies, or for any matter pertaining to the distribution of securities issued by the Company.

         Under the terms of the Administration Agreements, the Administrator shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services to be provided for under the agreements.  The Administrator shall be liable for any damages arising out of its failure to perform its duties under the Administration Agreements to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.  Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, director, trustee, employee or agent of the Company , shall be deemed when rendering services to the Company or acting on any business of the Company (other than services or business in connection with the Administrator's duties under the
Administration Agreements) to be rendering such services to or acting solely for the Company and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.  The Administration Agreements shall continue until terminated by either party on 60 days' prior written notice to the other party.

         As compensation for the services and facilities provided by the Administrator to the Company, the Company has
agreed to pay the Administrator its "out-of-pocket" expenses, plus a monthly multi-class fee of $3,000 per Fund, plus
(except for the ASAF Sanford Bernstein Managed Index 500 Fund) the greater of the following monthly fee based on the average daily net assets of the Non-Feeder Funds -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next
$200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) -- or a minimum annual fee of $75,000 (for primarily
U.S. securities) and $100,000 (for primarily international securities) per Fund.  The fee for the ASAF Sanford Bernstein
Managed Index 500 Fund is the greater of the following monthly fee based on the average daily net assets of the Fund --
0.05% (first $200 million), 0.03% (next $200 million), 0.0275% (next $200 million), 0.02% (next $400 million) and 0.01%
(over $1 billion) - or a minimum monthly fee of $6,250.  The Administrator has agreed to voluntarily waive certain of these fees and expenses.

         In addition, as compensation for the services and facilities provided by the Administrator to the Trust, the
Trust has agreed to pay the Administrator its "out-of-pocket" expenses, plus the greater of the following monthly fee based on the average daily net assets of the Portfolios -- 0.10% (first $200 million), 0.06% (next $200 million), 0.0275%
(next $200 million), 0.02% (next $400 million) and 0.01% ($1+ billion) -- or a minimum annual fee of $75,000 (for primarily U.S. securities) and $100,000 (for primarily international securities) per Portfolio.  The Administrator has agreed to voluntarily waive certain of these fees and expenses.

         Reimbursable "out-of-pocket" expenses include, but are not limited to, postage and mailing, telephone, telex,
Federal Express, outside independent pricing service charges and record retention/storage.  For the fiscal year ended
October 31, 2000, the Company paid the Administrator $2,276,671 and the Trust paid the Administrator $1,119,055. For the fiscal year ended October 31, 2001, the Company paid the Administrator $2,703,933.  For the fiscal year ended October 31,
2002, the Company paid the Administrator $insert.  These amounts do not include out-of-pocket expenses for which the
Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         American  Skandia Fund  Services,  Inc.  ("ASFS"),  an affiliate of ASISI,  receives a fee from each Fund under an
Administration  Agreement  between ASFS and the Company with respect to services provided in connection with investments in the Company by certain  qualified  retirement  plans.  Pursuant to this  agreement,  ASFS selects and contracts  with third parties providing  administrative  services for such plans  ("third-party  administrators")  or agents for such third-party administrators.  Among  other  matters,  third  party  administrators  maintain  records  of the  holdings  in the Funds of individual plan  participants.  As a result of the third-party  administrators'  services,  the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASFS uses its fee from each Fund to pay the third-party administrators and their agents, which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator.  The fee payable to
ASFS corresponds to the aggregate fees payable by ASFS to third-party administrators and agents under the terms of the agreements between ASFS and such third-party administrators and agents.  Such fees, depending on the particular agreement, are payable by ASFS either (a) at an annual rate of 0.20% of plan assets invested in the Company through such third-party administrator or agent, or (b) at a fixed dollar amount up to $15 annually per participant account that is maintained by a third-party administrator reflecting the holdings of a plan participant in a Fund.  ASFS does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and their agents and for other out-of -pocket expenses.

                                                       FUND EXPENSES

..........Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Fund under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors;
(viii) fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company, where applicable; (xvii)
compensation and expenses of Directors of the Company, where applicable, who are not "interested persons" of the Fund, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, and officers with respect thereto.  Expenses incurred by the Company not directly attributable to any specific Fund are allocated on the basis of the net assets of the respective Funds.

..........The Investment Manager has voluntarily agreed until March 1, 2004 to reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Strong International Equity Fund: 1.60%

         ASAF William Blair International Growth Fund: 1.60%

         ASAF American Century International Growth Fund: 1.60%

         ASAF DeAM International Equity Fund: 1.70%

         ASAF PBHG Small-Cap Growth Fund: 1.30%

         ASAF DeAM Small-Cap Growth Fund: 1.40%

         ASAF Gabelli Small-Cap Value Fund: 1.40%

         ASAF Goldman Sachs Mid-Cap Growth Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Growth Fund: 1.35%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF Alger All-Cap Growth Fund: 1.35%

         ASAF Gabelli All-Cap Value Fund: 1.35%

         ASAF INVESCO Technology Fund: 1.40%

         ASAF INVESCO Health Sciences Fund: 1.40%

         ASAF ProFund Managed OTC Fund: 1.25%

         ASAF Alliance Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Goldman Sachs Concentrated Growth Fund: 1.25%

         ASAF DeAM Large-Cap Growth Fund: 1.17%

         ASAF T. Rowe Price Tax Managed Fund: 1.30%

         ASAF Alliance/Bernstein Growth + Value Fund: 1.35%

         ASAF Sanford Bernstein Core Value Fund: 1.20%

         ASAF DeAM Large-Cap Value Fund: 1.15%

         ASAF Sanford Bernstein Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Capital Income Fund: 1.17%

         ASAF American Century Strategic Balanced Fund: 1.15%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF PIMCO Total Return Bond Fund: 1.00%

         ASAF Money Market Fund: 1.00%

..........The Investment Manager may terminate the above voluntary agreements at any time after March 1, 2004.  Voluntary payments of Fund expenses by the Investment Manager may be made subject to reimbursement by the Fund, at the Investment
Manager's discretion, within the two year period following such payment to the extent permissible under applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                                                 DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

..........American Skandia Marketing, Incorporated ("ASM" or the "Distributor"), located at One Corporate Drive, Shelton,
Connecticut 06484, serves as the principal underwriter and distributor for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the "Underwriting Agreement").  The Distributor is a
registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD").  The Distributor is
an "affiliated person" (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated.

..........Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor.  The Distributor bears all the expenses of providing services pursuant to the
Underwriting Agreement.  Each Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities.  The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting
Agreement or "interested persons" of any such party (as defined in the 1940 Act); or (ii) by the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act).  In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor's undertaking to purchase Class X Bonus Shares.  For information regarding Class X Bonus Shares and the Distributor's undertaking, see the
Company's Prospectus under "How to Buy Shares: Purchase of Class X Shares."  The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The following table shows, for the period ended September 30, 2002, information about the compensation received by the Distributor:

Net Underwriting Commissions
(portion of initial sales charge retained by Distributor):                      $insert
Compensation on Redemptions:                                                    $insert
Other Compensation from other Distribution Plans:                               $insert
Total Sales Charge A:                                                           $insert
Portion Paid to Brokers:                                                        $insert
Retained by Distributor:                                                        $insert

         For the period ended September 30, 2002, aggregate underwriting commissions were $insert of which, $insert, was retained by the Distributor.  For the period ended September 30, 2001, aggregate underwriting commissions were
$11,533,899, of which, $1,579,017 was retained by the Distributor.  For the period ended September 30, 2000, aggregate underwriting commissions were $24,768,248, of which $3,086,093 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted separate Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class
A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually, and collectively, the "Class Plans") pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the
NASD regarding asset based sales charges.  The Class Plans permit the payment of certain fees from Fund assets to the
Distributor, an affiliate of the Investment Manager, for its services and costs in distributing Fund shares and providing for services to shareholder accounts.  In addition, the Company adopted a Supplemental Distribution Plan (the
"Supplemental Plans," and together with the Class Plans, the "Plans") under Rule 12b-1 under the 1940 Act to permit the
Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds.  The Supplemental Distribution Plan for the Company
was terminated by the vote of the majority of the Directors of the Company who are not interested persons of the Company and have no direct or indirect financial interest in the operations of the Supplemental Distribution Plan.  Since July
2000 when the Supplemental Distribution Plan suspended its operations, no payments have been made under the Supplemental
Distribution Plan.

         Under the Plans, the Distributor may use the amounts received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and compensating broker-dealers who sell shares of the Company and provide services to shareholder accounts.  Such broker-dealer compensation may include initial sales concessions, ongoing sales and service fees, and additional marketing fees requested by selling broker-dealers, all as described below under "Dealer Compensation Information." The Distributor may receive compensation under the Plans regardless of whether it actually uses such compensation to pay distribution expenses.  The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred sales charge for Class B and Class X shares, to an unaffiliated third party that finances the sale of Class B and Class X shares.

         The following table shows, for the period ended September 30, 2002, the nature and amount of the expenditures made under the Plans:

         Advertising and sales literature and fulfillment:             $insert
         Printing of prospectuses and reports
         for other than current shareholders:                          $insert
         Compensation to sales personnel:
                  (including direct expenses
                  of sales personnel):                                 $insert
         Compensation to dealers
                  (Class A shares):                                    $insert
         Compensation to dealers
                  (Class B shares):                                    $insert
         Compensation to dealers
                  (Class C shares):                                    $insert
         Compensation to dealers
                  (Class X shares):                                    $insert
         Purchase of Class X bonus
                  Shares:                                              $insert
         Other dealer compensation:                                    $insert

         The distribution expenses paid under the Plans will be intended to result in the sale of shares of the Company's various Funds.  As a result, amounts incurred by a Fund under the Plans (including brokerage commissions paid by a Fund under the Supplemental Plans) may be used in a manner that promotes the sale of shares of other Funds.  Certain Funds of the Company may not be available for additional investments or for purchase by new investors.  Distribution expenses that are not attributable to a particular Fund will be allocated among the Funds on different bases (e.g., relative asset size and relative new sales of the Funds) depending on the nature of the expense and the manner in which the amount of such expense is determined.  Distribution expenses that are attributable to a particular class of a Fund (e.g., sales concessions) will be allocated to that class.

         The Plans were adopted by a majority vote of the Directors of the Company, including at least a majority of
Directors, as applicable, who are not "interested persons" of the Funds (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at meetings called for the purpose of voting on the Plans.  In approving the Plans, the Directors of the Company  identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, improving the Distributor's ability to attract investments by enabling it to compensate broker-dealers selling shares of the Funds adequately and in the most effective manner, and that the resulting increases in assets should enable the Funds to achieve greater economies of scale and lower their per-share operating expenses.  The Directors also considered the benefit of promoting shareholder access to the services of broker-dealer representatives who have knowledge of the shareholders' particular circumstances and goals.  With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor's purchase of additional shares for Class X investors as a bonus.  The Directors of the
Company believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

         Each Plan, pursuant to its terms, remains in effect from year to year provided such continuance is approved annually by vote of the Directors, as applicable, in the manner described above.  All material amendments to the Plans must be approved by the Directors, as applicable, in the manner described above.  The Class Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act.  The Supplemental Plans may not be amended to materially change the source of monies from which distribution expenses are paid without approval of the shareholders of each Fund affected thereby entitled to vote thereon under the 1940 Act.  The Plans may be terminated as to additional shares of any
Fund at any time, without payment of a penalty, by vote of the majority of the Directors, as applicable, who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the class, Fund affected thereby entitled to vote thereon under the 1940 Act.  A Plan will automatically terminate in the event of its
"assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation information described in the Company's Prospectus, the following may be applicable to the purchase of Fund shares.

         Class A Dealer Compensation.  The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               offering                                       offering
------------------                                ---------                                      --------
                                                  price)                                         price)
                                                  ------                                         ------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition, the Distributor may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The Distributor uses distribution and service fees received under the Class A Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.  Such compensation generally is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class A shares held in accounts of the dealer or its customers.  However, in the case of shares purchased at NAV with a CDSC, the Distributor will pay the dealer of record a sales commission in an amount equal to 0.50% of the amount invested, and the ongoing compensation will not begin until one year after purchase.  NAV shares are not subject to the one-year exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

         Class B Dealer Compensation. The Distributor uses distribution and service fees received under the Class B Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.  Such compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Class B shares (and any shares purchased by the reinvestment of dividends or capital gains) held for over seven years.

         The Distributor normally pays a sales concession of 5.50% (and may pay up to 6.00%) of the purchase price of
Class B shares to the dealer from its own resources at the time of the sale.

         Class X Dealer Compensation. The Distributor uses distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts.  Such latter compensation is paid by the Distributor quarterly at an annual rate not to exceed
0.50% of the Fund's average daily net assets attributable to Class X shares (and any shares purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

         The Distributor normally pays a sales concession of 3.00% (and may pay up to 3.50%) of the purchase price of
Class X shares to the dealer from its own resources at the time of the sale.

         Class C Dealer Compensation. The Distributor uses distribution and service fees received under the Class C Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.  The Distributor currently pays a 2.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year.  After the shares have been held for a year, the Distributor pays the fee to dealers on a quarterly basis.  The Class C CDSC is waived, and the one-year exclusion on ongoing compensation does not apply, in cases where the shareholder has made arrangements with the Company and the dealer of record waives the
2.00% fee upon sale.  Similarly, the initial fee is not paid and the payment of ongoing quarterly compensation begins immediately after purchase with respect to shares purchased under an asset allocation program sponsored by ASISI or its affiliates.

         Additional Dealer Compensation. In addition to the amounts paid to dealers as concessions that are discussed above with respect to each class of the Company's shares, the Distributor may enter into special compensation arrangements with dealers that have sold or are expected to sell large amounts of shares.  As of January 1, 2002, the
Distributor had entered into thirty-five such arrangements, one of which called for compensation based on a specified percentage of the value of shares held by the Dealer's customers, twenty-seven of which called for compensation based on a specified percentage of the value of shares sold by the Dealer, and seven of which called for compensation based on a combination of assets and sales.  None of these payments will change the price an investor pays for shares.

                                             DETERMINATION OF NET ASSET VALUE

..........The net asset value ("NAV") per share of each Fund is determined in the manner described in the Company's
Prospectus.  Each Fund will determine the NAV of its shares on each day that the New York Stock Exchange (the "NYSE") is open for business.  The Directors of the Company have each established procedures for valuing the assets of the Funds.
In general, these valuations are based on market quotations.  However, in certain circumstances where market quotations are not readily available, assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value.

..........Securities held by each Fund, other than the ASAF Money Market Fund (the "Money Market Fund"), that are valued based on market quotations will be valued as follows: portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market (including the NASDAQ National
Market System) on which such securities primarily are traded.  Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available.  Portfolio securities which are traded both "over-the-counter" and on an exchange are valued according to their primary market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

..........Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the net asset value of the shares of a Fund generally are determined as of such earlier times.  Foreign currency exchange rates are also generally determined prior to the close of the NYSE.
Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which such values usually are determined and the close of the NYSE.  If such extraordinary events occur, their effects may not be reflected in the net asset value of a Fund calculated as of the close of the NYSE on that day.

..........The NAV per share of the Money Market Fund is determined by using the amortized cost method of valuing portfolio instruments.  Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity.  In periods of declining interest rates, the indicated
daily yield on shares of the Fund computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated
daily yield on shares of the Fund computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.  In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund are valued at amortized cost.

..........The amortized method of valuation is intended to permit the Money Market Fund to maintain a constant NAV per share of $1.00.  No assurances can be given that this can be attained.  The Directors of the Company, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used.  In the event such a deviation would exceed one-half of one percent, the
Directors of the Company will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair value, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., with portfolio securities).

..........A Fund's maximum offering price per Class A share, other than for the ASAF Money Market Fund, is determined by adding the maximum sales charge to the NAV per share.  Class A shares of the ASAF Money Market fund, Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                                               ADDITIONAL INFORMATION ON THE
                                             PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

..........The Company's Prospectus under "How to Buy Shares" describes certain reductions and/or waivers of sales charges and CDSC that apply to the purchase of Class A Shares.  The following provides more specific information on such reductions or waivers as well as certain additional waivers.

         Waiver of All Class A Sales Charges.  No sales charge is imposed on sales of Class A shares for the following investors: (1) the Investment Manager, its parent company, any affiliate or subsidiary of the parent company; (2) present or former officers, directors and trustees (and their parents, spouses and dependent children) of the Company and the
Investment Manager (including its parent company or any affiliate or subsidiary of the parent company); (3) present employees (and their parents, spouses and dependent children) of the Company, the Investment Manager (including its parent company or any affiliate or subsidiary of the parent company) or the Sub-advisors, and any retirement plans established by such entities for their employees; (4) accounts with respect to which any person described in (2) and (3)
above acts as a custodian on behalf of a minor (including Uniform Gift to Minors Act and Uniform Transfer to Minors Act
accounts); (5) present partners and employees (and their parents, spouses and dependent children) of the Transfer Agent and the Company's legal counsel and administrator; (6) broker-dealer firms that have a sales agreement with the
Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (7) employees and registered representatives (and their parents, spouses and dependent children) of broker-dealers or financial institutions that have entered into sales arrangements with such broker-dealers (and are identified to the Distributor)
or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse, parents of spouse, or minor children); (8) employees of firms providing the Company or their affiliates with regular, legal, actuarial, auditing, underwriting, claims, administrative, computer support and marketing services; (9) any Sub-advisor of the Company; and
(10) shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC.  The Class A CDSC is waived in the following cases if shares are redeemed and the
Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under
"Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) distributions or loans to participants of qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum distribution from an IRA, SIMPLE
IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company; (6) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company; (7) the return of excess contributions made to your IRA, SIMPLE IRA,
403(b)(7) plan or 401(k) plan; and (8) where the shareholder has made arrangements with the Company and the dealer of record waives its initial sales commission.

         Combined Purchases.  Initial sales charge reductions are available by combining into a single transaction the purchase of Class A shares with the purchase of any other class of shares.  Qualifying purchases include: (1) individual purchases by a trustee (or other fiduciary) if the investment is for a single trust estate or single fiduciary account, including an employee benefit plan other than those described above; and (2) purchases by qualified employee benefit plans, other than those described above, of a single employer, or of affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

         Rights of Accumulation:  Each Fund offers to all qualifying investors certain "rights of accumulation" under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the then current purchase amount plus (b) an amount equal to the then current NAV of the purchaser's holdings of all shares of any
Fund of the Company.  Acceptance of the purchase order is subject to confirmation of qualification.  A qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

         Letter of Intent:  Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI").  In computing the total amount purchased for purposes of determining the applicable sales commission, the offering price of shares currently held in the Funds which were purchased within 90 days from the date of acceptance of the LOI may be used as a credit toward Fund shares to be purchased under the LOI.  Class A, B, C and X shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  During the term of an LOI, American Skandia Fund Services, Inc., the Company's
transfer agent (the "Transfer Agent"), will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the amount indicated on the LOI is not purchased.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.
An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI.  If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not (within twenty days after a written request by the Transfer Agent) pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference.  Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company.  When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV.  The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a shareholder's right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange ("NYSE") is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

         For further information regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to
Redeem Shares," respectively, in the Company's Prospectus.

                                                  PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

..........Subject to the supervision of the Directors of the Company, decisions to buy and sell securities for the Company are made for each Fund by its respective Sub-advisor.  Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund to brokers who also provide research or statistical material or other services to the
Sub-advisor or the Fund for the use of the applicable Fund and other accounts as to which the Sub-advisor exercises investment discretion.  Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine. The
Sub-advisor may consider sale of shares of the Funds, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Fund, subject to the requirements of best net price available and most favorable execution.  In this regard, the Investment
Manager may direct certain of the Sub-advisors to try to effect a portion of their Fund's investment transactions through broker-dealers that sell shares of the Fund to the extent consistent with best net price available and most favorable execution.

..........As noted above, a Sub-advisor may purchase new issue securities on behalf of the applicable Fund in an underwritten fixed price offering.  In these situations, the underwriter or selling group member may provide the
Sub-advisor with research in addition to selling the securities (at the fixed public offering price).  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Fund without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

..........Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager.  Such allocation shall be in amounts and proportions as the Sub-advisor shall determine.  The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company, or, if requested, directly to the Directors.

..........In selecting a broker to effect each particular transaction, each Sub-advisor will take the following factors among other factors into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.  Subject to such policies and procedures as the
Directors of the Company may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to the Fund and other accounts as to which the Sub-advisor exercises investment discretion.  Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered.  For the fiscal year ended October 31, 1999, aggregate brokerage commissions of $2,169,322 and $853,911 were paid in relation to brokerage transaction of the Company.  For the fiscal year ended October 31, 2000, aggregate brokerage commissions of $4,563,593 and $978,509 were paid in relation to brokerage transactions of the Company. For the fiscal year ended October 31, 2001, aggregate brokerage commissions of
$10,916,811.02 and $2,056,275.60 were paid in relation to brokerage transactions of the Company.  The increase in commissions paid is primarily the result of the increase in the Company's net assets.

..........During the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, brokerage commissions were paid by the ASAF American Century International Growth Fund to certain affiliates of Rowe Price-Fleming International,
Inc., the former Sub-advisor of the Portfolio, in the amount of $3,724 and $5,214 and $insert, respectively.  For the year ended October 31, 2002, 0.9% of the total brokerage commissions paid by this Fund were paid to the affiliated brokers, with respect to transactions representing 0.7% of the Fund's total dollar amount of transactions involving the payment of commissions.  During the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, brokerage commissions were paid to J.P. Morgan Securities, Inc., an affiliate of American Century Investment Management, Inc., by
the ASAF American Century Strategic Balanced Fund in the amount of $2,660, $1,480 and $insert, respectively.  For the year ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  During the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, brokerage commissions were paid to Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., by the ASAF Neuberger
Berman Mid-Cap Growth Fund in the amount of $63,243, $159,266 and $insert, respectively.  For the year ended October 31,
2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  During the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, brokerage commissions were paid to Neuberger Berman, LLC by the ASAF Neuberger Berman Mid-Cap Value Fund in the amount of $122,881,
$557,627 and $insert, respectively.  For the year ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2000, October
31, 2001 and October 31, 2002, brokerage commissions were paid to Banc of America Securities, LLC, an affiliate of
Marsico Capital Management, LLC, by the ASAF Marsico Capital Growth Fund in the amount of $102,707, $95,991 and $insert, respectively.  For the period ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2000, October 31, 2001 and
October 31, 2002, brokerage commissions were paid to Donaldson Lufkin Jenrette Securities Corporation Inc., an affiliate of Alliance Capital Management L.P., by the ASAF Alliance Growth and Income Fund in the amount of $546, $0 and $insert, respectively.  For the period ended October 31, 2002, 0% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing 0% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2000 and October 31, 2001, and October 31,
2002 brokerage commissions were paid to an affiliate of Sanford C. Bernstein & Co., LLC by the ASAF Sanford Bernstein
Managed Index 500 Fund in the amount of $59,002, $66,508 and $insert, respectively.  For the period ended October 31,
2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, brokerage commissions were paid to an affiliate of Fred Alger Management, Inc., by the ASAF Alger All-Cap Growth Fund in the amount of $6,047,
$52,382 and $insert, respectively.  For the period ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2000,
October 31, 2001 and $insert, brokerage commissions were paid to an affiliate of Prudential Securities Incorporated, an affiliate GAMCO Investors, Inc. by the ASAF Gabelli All-Cap Value Fund in the amount of $7,620, $162,464 and $insert, respectively.  For the period ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2000, October 31, 2001 and
October 31, 2002, brokerage commissions were paid to an affiliate of Prudential Securities Incorporated, an affiliate
GAMCO Investors, Inc. by the ASAF Gabelli Small-Cap Value Fund in the amount of $126,052, $384,338 and $insert, respectively.  For the period ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal years ended October 31, 2001 and October 31, 2002, brokerage commissions were paid to an affiliate of Sanford C. Bernstein & Co., LLC by the ASAF Alliance/Bernstein Growth
+ Value Fund in the amount of $14,224 and $insert.  For that period, 100% of the total brokerage commissions paid by this
Fund were paid to the affiliated broker, with respect to transactions representing 100% of the Fund's total dollar amount of transactions involving the payment of commissions.  For the fiscal year ended October 31, 2001 and October 31, 2002, brokerage commissions were paid to an affiliate of Sanford C. Bernstein & Co., LLC by the ASAF Sanford Bernstein Core
Value Fund in the amount of $15,131 and $insert.  For the period ended October 31, 2002, insert% of the total brokerage commissions paid by this Fund were paid to the affiliated broker, with respect to transactions representing insert% of the Fund's total dollar amount of transactions involving the payment of commissions.

ALLOCATION OF INVESTMENTS:

..........The Sub-advisors of the Funds have other advisory clients, some of which have similar investment objectives to one or more of the Funds for which advisory services are being provided.  In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund.  There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund and the Sub-advisor's other clients.  In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund and its other clients, including other Funds for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

..........Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the
Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund's best interest.  Portfolio turnover rates may increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment
Manager's control.  A high rate of portfolio turnover (generally in excess of 100%) involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders.
Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders.

         The turnover  rates for the ASAF Goldman  Sachs  Mid-Cap  Growth Fund for the year ended  October 31, 2002 and the year ended  October 31, 2001 were 3% and insert%,  respectively.  This Fund  commenced  operations  on September  11, 2000, which  resulted in low  portfolio  turnover  for the year ended  October 31, 2000.  The  turnover  rates for the ASAF Alger
All-Cap  Growth  Fund for the year  ended  October  31,  2002 and the year ended  October  31,  2001 were 15% and  insert%, respectively.  Massachusetts  Financial Services Company acted as interim  Sub-Sub-advisor to the ASAF Alger All-Cap Growth
Fund from  September  17,  2001 until  December  10,  2001 when Fred Alger  Management,  Inc.  resumed the role as the sole
Sub-advisor.  The trading  precipitated by this temporary change resulted in the unusually high portfolio  turnover for the year ended  October 31, 2001.  The turnover  rates for the ASAF Gabelli  All-Cap  Value Fund for the year ended October 31,
2002 and the year ended October 31, 2001 were 7% and insert%,  respectively.  This Fund  commenced  operations on September
11, 2000,  which  resulted in low portfolio  turnover for the year ended October 31, 2000.  The turnover rates for the ASAF
INVESCO  Technology  Fund for the year ended  October  31, 2002 and the year ended  October  31,  2001 were 4%and  insert%, respectively.  This Fund  commenced  operations on September  11, 2000,  which  resulted in low portfolio  turnover for the year ended October 31, 2000.  The turnover rates for the ASAF Sanford  Bernstein  Managed Index 500 Fund for the year ended
October 31,  2002 and the year ended  October 31, 2002 were 107% and  insert%,  respectively.  Sanford C.  Bernstein & Co.,
LLC became the Fund's  Sub-advisor on May 1, 2000 and trading  precipitated  by this change  resulted in the unusually high portfolio turnover for the year ended October 31, 2000.

         A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.  For additional information regarding portfolio turnover, see the Company's Prospectus under
"Portfolio Turnover" and "Financial Highlights."

                                               ADDITIONAL TAX CONSIDERATIONS

..........Federal Income Tax Consequences.  Each Fund is treated as a separate entity for federal income tax purposes.
Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company"
under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future.  As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than
5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).  As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements (the "Distribution Requirement").  For additional information regarding the Funds' treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

..........Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year.  Each
Fund intends to avoid liability for such tax by satisfying such distribution requirements.

..........If a Fund acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs")
that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders.  A certain election (treating the
PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

..........Pursuant to proposed regulations, open-end regulated investment companies such as the Funds would be entitled to avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in certain
PFICs.  Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

..........Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

..........Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  A Fund, more than 50% of the value of whose total assets at the close of a taxable year consists of stock or securities in foreign corporations, may elect to "pass-through" these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

..........Each Fund that invests in zero coupon securities or in other securities with original issue discount (or securities with market discount, if the Fund elects to include market discount in income currently) must accrue such discount income currently even if no corresponding payment is received.  However, because income subject to a Fund's
Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its securities under disadvantageous circumstances, or borrow, to generate the needed cash.

..........Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund on such contracts, options or securities.  Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of securities included in the straddles for purposes of the 30% of gross income test described above, and therefore, a Fund's ability to enter into forward currency contracts, options and futures contracts may be limited.

..........Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value.
For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.  However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

..........If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% gross income test above.  Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation.  Each
Fund will consider whether it should seek to satisfy those requirements to enable the Fund to qualify for this treatment for hedging transactions.

..........To maintain a constant $1.00 per share NAV, the Directors of the ASAF Money Market Fund (the "Money Market Fund")
may direct that the number of outstanding shares be reduced pro rata.  If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.  The adjustment may result in a shareholder having more dividend income than net income in his account for a period.  When the number of outstanding shares of the Money
Market Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed.  This difference may be realized as a capital loss when the shares are liquidated.

..........Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Company's Prospectus whether taken in shares or in cash.  These distributions will be treated as dividends, but will qualify for the 70% dividends-received deduction for the Fund's corporate shareholders only to the extent designated in a notice to the Fund's shareholders as being attributable to dividends received by the Fund.  Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

..........At the time of an investor's purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund.  Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

..........Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss.  Such gain or loss will be capital if the shares are capital assets in the shareholder's hands and will be long-term or short-term capital gain or loss, depending upon the shareholder's holding period for the shares.  A sales charge paid in purchasing shares of a Fund ("load charge") cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege.  Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

..........Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the IRS.  Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

..........Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

..........The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S.
citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) generally.  The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

..........A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above.  These investors may be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 31% on certain other payments from the Fund.  Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder's U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met.  Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any
Fund.

..........State and Local Tax Consequences.  Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business.  In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities.  Shareholders should consult their own tax advisers with respect to any state or local taxes.

                                              CAPITAL STOCK OF THE COMPANY &
                                              PRINCIPAL HOLDERS OF SECURITIES

..........Capital Stock.  The authorized capital stock of the Company consists of the following shares (par value $.001 per share): ASAF DeAM International Equity Fund (125 million); ASAF American Century International Growth Fund (125 million);
ASAF Strong International Equity Fund (125 million); ASAF William Blair International Growth Fund (100 million); ASAF
PBHG Small-Cap Growth Fund (125 million); ASAF DeAM Small-Cap Growth Fund (125 million); ASAF Gabelli Small-Cap Value
Fund (125 million); ASAF Goldman Sachs Mid-Cap Growth Fund (125 million); ASAF Neuberger Berman Mid-Cap Growth Fund (125 million); ASAF Neuberger Berman Mid-Cap Value Fund (125 million); ASAF Alger All-Cap Growth Fund (125 million); ASAF
Gabelli All-Cap Value Fund (125 million); ASAF INVESCO Technology Fund (125 million); ASAF INVESCO Health Sciences Fund
(125 million); ASAF ProFund Managed OTC Fund (125 million); ASAF Alliance Growth Fund (125 million); ASAF Marsico Capital
Growth Fund (200 million); ASAF Goldman Sachs Concentrated Growth Fund (325 million); ASAF DeAM Large-Cap Growth Fund
(125 million); ASAF T. Rowe Price Tax Managed Fund (125 million); ASAF Alliance/Bernstein Growth + Value Fund (125 million); ASAF Sanford Bernstein Core Value Fund (125 million); ASAF DeAM Large-Cap Value Fund (125 million); ASAF
Sanford Bernstein Managed Index 500 Fund (125 million); ASAF Alliance Growth and Income Fund (125 million); ASAF MFS
Growth with Income Fund (125 million); ASAF INVESCO Capital Income Fund (125 million); ASAF American Century Strategic
Balanced Fund (125 million); ASAF Federated High Yield Bond Fund (125 million); ASAF PIMCO Total Return Bond Fund (125 million); and ASAF Money Market Fund (1.5 billion).

..........Description of Shares.  The Company currently has thirty-two separate series of shares, each of which is divided into Class A, B, C and X shares.  The Directors of the Company are authorized to establish, from time to time and without shareholder approval, additional series or classes of shares.  The assets of each series of shares belong only to that series, and the liabilities of each series are borne solely by that series and no other. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights.  Each class of shares, however, bears different sales charges, distribution fees and related expenses, and has exclusive voting rights with respect to its respective 12b-1 Distribution and Service Plan.
All shares issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

..........Shareholder Voting and Meetings. The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors.  Each shareholder is entitled to one vote for each share (and to the appropriate fractional vote for each fractional share) of the Funds held upon all matters submitted to the shareholders generally.  Shareholders of all Funds and classes will vote together as a single class, except when otherwise required by applicable law or as determined by the Directors of the Company; and provided that shareholders of a particular Fund or class shall not be entitled to vote on any matter which does not affect any interest of that Fund or class, except as otherwise required by applicable law.  The Directors of the Company do not intend to hold annual meetings of shareholders of the Funds, and will call special meetings of shareholders of a Fund only if required under the 1940 Act and other applicable law, in their discretion or upon written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.  Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors.  If required by applicable law, a meeting will be held to vote on the removal of a
Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company's outstanding shares.

The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as of insert, 2003.

                          American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners
                          ----------------------------------------------------------------------

                                                   As of April 15, 2002
                                                   --------------------

                                            To be provided by future amendment
                                            ----------------------------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
          Fund and Share Class                        Owner Name                             Address                  Percent
                                                                                                                     Ownership
----------------------------------------- ------------------------------------ ------------------------------------ ------------

                                                     OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

..........Shareholders of each Fund are provided unaudited semi-annual financial statements, as well as year-end financial statements audited by the Company's independent public accountants.  Each Fund's financial statements show the investments owned by the Fund and the market values thereof.  Additionally, each Fund's financial statements provide other information about the Fund and its operations.

DOMESTIC AND FOREIGN CUSTODIANS:

..........pFPC Trust Company, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia,
Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds investing primarily in domestic securities.  JP Morgan Chase Bank, located at 4 MetroTech Center, Brooklyn, New York 11245, serves as custodian for all cash and securities holdings of the ASAF DeAM International Equity Fund, the ASAF American Century International
Growth Fund, the ASAF Strong International Equity Fund, and the ASAF William Blair International Growth Fund, and
co-custodian for all foreign securities holdings of the Funds which invest primarily in domestic securities.

TRANSFER AGENT:

..........American Skandia Funds Services, Inc. (the "Transfer Agent," as previously defined), located at One Corporate
Drive, Shelton, CT 06484, serves as the transfer agent for the Company.  In addition, Boston Financial Data Services,
Inc. the Sub-transfer Agent provides certain shareholder-related services to the Company including acting as dividend paying agent.

INDEPENDENT ACCOUNTANTS:

..........PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103, has been selected as the independent certified public accountants of the Company, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel:

..........Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, PA  19103-7098, serves as counsel to the Company.

REGISTRATION STATEMENT:

..........This SAI and the Company's Prospectus do not contain all the information included in the Company's Registration
Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus.
The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington,
D.C.  The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

                                                   FINANCIAL STATEMENTS

         The Company's audited financial statements for the year ended October 31, 2002 are incorporated in this Statement of Additional Information by reference to Annual Report to Shareholders for each Fund.  The audited financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                         APPENDIX

..........The rating information which follows describes how the rating services mentioned presently rate the described securities.  No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes.
Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                                      Description of Certain Debt Securities Ratings
                                      ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's"):

..........Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

..........Aa -- Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

..........A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

..........Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

..........Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

..........B -- Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

..........Caa -- Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

..........Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

..........C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

..........AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's.  Capacity to pay interest and repay principal is extremely strong.

..........AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

..........A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

..........BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

..........BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

..........B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

..........CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

..........CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

..........C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

..........CI -- The rating CI is reserved for income bonds on which no interest is being paid.

..........D -- Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

..........Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

                                      Description of Certain Commercial Paper Ratings
                                      -----------------------------------------------

Moody's:

..........Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed;
conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
..........Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

..........Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

..........Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

..........A-1 -- This highest category indicates that the degree of safety regarding time payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

..........A-2 -- Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

..........D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C:  OTHER INFORMATION

ITEM 23.          Exhibits

         (i)      (a).     (1)      Articles of Incorporation of Registrant.

         (iii)             (2)      Amendment to Articles of Incorporation of Registrant dated July 3, 1997.

         (iv)              (3)      Amendment to Articles of Incorporation of Registrant dated July 17, 1997.

         (vi)              (4)      Articles Supplementary of Registrant dated December 29, 1997.

         (viii)            (5)      Articles Supplementary of Registrant dated August 14, 1998.

         (viii)            (6)      Articles Supplementary of Registrant dated December 16, 1998.

         (xi)              (7)      Articles Supplementary of Registrant dated September 24, 1999.

         (xiii)            (8)      Articles Supplementary of Registrant dated February 16, 2000.

         (xv)              (9)      Articles Supplementary of Registrant dated May 1, 2000.

         (xvi)             (10)     Articles Supplementary of Registrant dated September 8, 2000.

         (xvii)            (11)     Articles of Amendment of Registrant dated September 8, 2000.

         (xvii)            (12)     Articles Supplementary of Registrant dated February 27, 2001.

         (xvii)            (13)     Articles of Amendment of Registrant dated February 27, 2001.

         (xix)             (14)     Articles of Amendment of Registrant dated September 7, 2001.

         (xxi)             (15)     Articles of Amendment of Registrant dated November 30, 2001.

         (xxii)            (16)     Articles Supplementary of Registrant dated February 26, 2002.

         (xxiii)           (17)     Articles of Amendment of Registrant dated April 24, 2002.

                           (18)     Articles of Amendment of Registrant dated July 1, 2002.

                           (19)     Articles of Amendment of Registrant dated November 11, 2002.

         (i)      (b).     By-laws of Registrant.

                  (c).     None.

         (xxiii)  (d).     (1)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF DeAM International Equity Fund.

         (xxi)             (2)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Strong International Equity Fund.

                           (3)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF William Blair International Growth Fund.

                           (4)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated for the ASAF American Century  International Growth
                                    Fund.

         (xviii)           (5)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF PBHG Small-Cap Growth Fund.

         (xxi)             (6)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF DeAM Small-Cap Growth Fund.

         (xvi)             (7)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Gabelli Small-Cap Value Fund.

                           (8)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Goldman Sachs Mid-Cap Growth Fund.

         (vii)             (9)      Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Growth Fund.

         (vii)             (10)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Neuberger Berman Mid-Cap Value Fund.

         (xv)              (11)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Alger All-Cap Growth Fund.

         (xv)              (12)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Gabelli All-Cap Value Fund.

         (xv)              (13)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF INVESCO Technology Fund.

         (xvii)            (14)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF INVESCO Health Sciences Fund.

         (xvii)            (15)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF ProFund Managed OTC Fund.

         (xiii)            (16)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Alliance Growth Fund.

         (vii)             (17)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Marsico Capital Growth Fund.

                           (18)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Goldman Sachs Concentrated Growth Fund.

         (xxii)            (19)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF DeAM Large-Cap Growth Fund.

         (xvii)            (20)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF T. Rowe Price Tax Managed Fund.

         (xvii)            (21)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Alliance/Bernstein Growth + Value Fund.

         (xvii)            (22)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Sanford Bernstein Core Value Fund.

         (xxii)            (23)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF DeAM Large-Cap Value Fund.

         (xiii)            (24)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Managed Index 500 Fund.

         (xiii)            (25)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Alliance Growth and Income Fund.

         (xi)              (26)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF MFS Growth with Income Fund.

                           (27)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF INVESCO Capital Income Fund.

         (ii)              (28)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the ASAF American Century  Strategic  Balanced
                                    Fund.

         (ii)              (29)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Federated High Yield Bond Fund.

                           (30)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF PIMCO Total Return Bond Fund.

                           (31)     Form of  Investment  Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the ASAF Money Market Fund.

         (xxiii)           (32)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Deutsche  Asset  Management,  Inc.  for the ASAF DeAM  International
                                    Equity Fund.

                           (33)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and William Blair & Company LLC for the ASAF William Blair  International
                                    Growth Fund.

                           (34)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and American  Century  Investment  Management,  Inc. for the ASAF American
                                    Century International Growth Fund.

         (xxi)             (35)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Strong  Capital  Management,  Inc. for the ASAF Strong  International
                                    Equity Fund.

         (xviii)           (36)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Pilgrim Baxter & Associates,  Ltd. for the ASAF PBHG Small-Cap Growth
                                    Fund.

         (xxi)             (37)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Deutsche Asset  Management,  Inc. for the ASAF DeAM Small-Cap  Growth
                                    Fund.

         (xvi)             (38)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and GAMCO Investors, Inc. for the ASAF Gabelli Small-Cap Value Fund.

                           (39)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Goldman  Sachs Asset  Management  for the ASAF Goldman  Sachs Mid-Cap
                                    Growth Fund.

         (vii)             (40)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman  Management  Inc.  for the  ASAF  Neuberger  Berman
                                    Mid-Cap Growth Fund.

         (vii)             (41)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman  Management  Inc.  for the  ASAF  Neuberger  Berman
                                    Mid-Cap Value Fund.

         (xxi)             (42)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Fred Alger Management, Inc. for the ASAF Alger All-Cap Growth Fund.

         (xv)              (43)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and GAMCO Investors, Inc. for the ASAF Gabelli All-Cap Value Fund.

         (xv)              (44)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and INVESCO Funds Group, Inc. for the ASAF INVESCO Technology Fund.

         (xvii)            (45)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and INVESCO Funds Group, Inc. for the ASAF INVESCO Health Sciences Fund.

         (xvii)            (46)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund.

         (xiii)            (47)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Alliance Capital Management L.P. for the ASAF Alliance Growth Fund.

         (xvii)            (48)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Marsico  Capital  Management LLC for the ASAF Marsico  Capital Growth
                                    Fund.

                           (49)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated   and  Goldman  Sachs  Asset   Management   for  the  ASAF  Goldman  Sachs
                                    Concentrated Growth Fund.

         (xxii)            (50)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Deutsche Asset  Management,  Inc. for the ASAF DeAM Large-Cap  Growth
                                    Fund.

         (xvii)            (51)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and T. Rowe Price Associates,  Inc. for the ASAF T. Rowe Price Tax Managed
                                    Fund.

         (xvii)            (52)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated,  Alliance Capital Management L.P. and Sanford C. Bernstein & Co., LLC for
                                    the ASAF Alliance/Bernstein Growth + Value Fund.

         (xvii)            (53)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Sanford C.  Bernstein & Co., LLC for the ASAF Sanford  Bernstein Core
                                    Value Fund.

         (xxii)            (54)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Deutsche Asset  Management,  Inc. for the ASAF DeAM  Large-Cap  Value
                                    Fund.

         (xvii)            (55)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and  Sanford  C.  Bernstein  & Co.,  LLC for the ASAF  Sanford  Bernstein
                                    Managed Index 500 Fund.

         (xiii)            (56)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth and
                                    Income Fund.

         (xi)              (57)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Massachusetts  Financial Services Company for the ASAF MFS Growth with
                                    Income Fund.

                           (58)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and INVESCO Funds Group, Inc. for the ASAF INVESCO Capital Income Fund.

         (xiv)             (59)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and American  Century  Investment  Management,  Inc. for the ASAF American
                                    Century Strategic Balanced Fund.

         (iii)             (60)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Federated  Investment  Counseling  for the ASAF  Federated High Yield
                                    Bond Fund.

                           (61)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated  and Pacific  Investment  Management  Company LLC for the ASAF PIMCO Total
                                    Return Bond Fund.

                           (62)     Form  of  Sub-advisory   Agreement  between  American  Skandia   Investment   Services,
                                    Incorporated and Wells Asset Management Company for the ASAF Money Market Fund.

         (xiv)    (e).     (1)      Form  of  Amended  and  Restated   Underwriting  and  Distribution   Agreement  between
                                    Registrant and American Skandia Marketing, Incorporated.

         (iii)             (2)      Form of Sales Agreement with American Skandia Marketing, Incorporated.

         (xiii)   (f).              Form of Deferred Compensation Plan.

         (ii)     (g).     (1)      Form of Custody Agreement between Registrant and PNC Bank.

         (ii)              (2)      Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.

         (vi)              (3)      Form of Amendment to Custody Agreement between Registrant and PNC Bank.

         (xviii)           (4)      Form of Foreign Custody Manager  Delegation  Amendment between Registrant and The Chase
                                    Manhattan Bank.

         (xiii)            (5)      Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company.

         (ii)     (h).     (1)      Form of Administration Agreement between Registrant and PFPC Inc.

         (xx)              (2)      Form of Transfer Agency and Service Agreement  between  Registrant and American Skandia
                                    Fund Services, Inc.

         (xxi)             (3)      Form of  Sub-transfer  Agency and  Service  Agreement  between  American  Skandia  Fund
                                    Services, Inc. and Boston Financial Data Services, Inc.

         (xv)              (4)      Form of  Administration  Agreement between  Registrant and American Skandia  Investment
                                    Services, Incorporated.

         (xxii)   (i).     Opinion and Consent of Counsel to Registrant.

         *        (j).     (1)      Consent of Independent  Public  Accountants  of Registrant and American  Skandia Master
                           Trust

         (iii)             (2)      Consent of Caplin & Drysdale.

         (v)               (3)      Opinion of Caplin & Drysdale

         (iii)             (4)      Consent of Rogers & Wells.

         (v)               (5)      Opinion of Rogers & Wells.

                  (k).     None.

         (ii)     (l).     Form of Share Purchase Agreement.

         (ii)     (m).     (1)      Form of Distribution and Service Plan for Class A Shares.

                           (2)      Form of Distribution and Service Plan for Class B Shares.

         (ii)              (3)      Form of Distribution and Service Plan for Class C Shares.

         (ii)              (4)      Form of Distribution and Service Plan for Class X Shares.

                           (5)      Form of Distribution and Service Plan for New Class X Shares.

         (xi)     (n).     Form of Rule 18f-3 Plan.

         (xxii)   (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         (xxii)            (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         (xxii)            (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         (xvii)            (4)      Form of Code of Ethics of Alliance Capital Management L.P.

         (xvii)            (5)      Form of Code of Ethics of American Century Investment Management, Inc.

         (xxi)             (6)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         (xvii)            (7)      Form of Code of Ethics of Federated Investment Counseling

         (xvii)            (8)      Form of Code of Ethics of Fred Alger Management, Inc.

         (xvii)            (9)      Form of Code of Ethics of GAMCO Investors, Inc.

                           (10)     Form of Code of Ethics of Goldman Sachs Asset Management

         (xvii)            (11)     Form of Code of Ethics of INVESCO Funds Group, Inc.

          (xvii)           (12)     Form of Code of Ethics of Lord, Abbett & Co.

         (xxiii)           (13)     Form of Code of Ethics of Marsico Capital Management, LLC

         (xvii)            (14)     Form of Code of Ethics of Massachusetts Financial Services Company

         (xvii)            (15)     Form of Code of Ethics of Neuberger Berman Management, Inc.

                           (16)     Form of Code of Ethics of Pacific Investment Management Company LLC

         (xviii)           (17)     Form of Code of Ethics of Pilgrim Baxter & Associates, Ltd.

         (xvii)            (18)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

         (xxi)             (19)     Form of Code of Ethics of Strong Capital Management, Inc.

         (xvii)            (20)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

                           (21)     Form of Code of Ethics of Wells Capital Management LLC.

                           (22)     Form of Code of Ethics of William Blair & Company LLC.
_____________________________________
*        To be filed by future amendment.

(i)      Incorporated  by  reference  to  Registrant's  Initial  Registration  Statement  on Form  N-1A as  filed  with the
         Securities and Exchange Commission (the "Commission") on March 10, 1997.

(ii)     Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's  Registration Statement on Form N-1A as
         filed with the Commission on June 4, 1997.

(iii)    Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's  Registration Statement on Form N-1A as
         filed with the Commission on July 9, 1997.

(iv)     Incorporated by reference to Post-Effective  Amendment No. 1 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on October 17, 1997.

(v)      Incorporated by reference to Post-Effective  Amendment No. 2 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on December 31, 1997.

(vi)     Incorporated by reference to Post-Effective  Amendment No. 3 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on June 5, 1998.

(vii)    Incorporated by reference to Post-Effective  Amendment No. 4 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on August 18, 1998.

(viii)   Incorporated by reference to Post-Effective  Amendment No. 5 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on December 31, 1998.

(ix)     Incorporated by reference to Post-Effective  Amendment No. 6 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on February 26, 1999.

(x)      Incorporated by reference to Post-Effective  Amendment No. 7 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on July 23, 1999.

(xi)     Incorporated by reference to Post-Effective  Amendment No. 8 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on October 15, 1999.

(xii)    Incorporated by reference to Post-Effective  Amendment No. 9 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on January 14, 2000.

(xiii)   Incorporated by reference to Post-Effective  Amendment No. 10 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on March 2, 2000.

(xiv)    Incorporated by reference to Post-Effective  Amendment No. 11 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on June 9, 2000.

(xv)     Incorporated by reference to Post-Effective  Amendment No. 12 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on August 22, 2000.

(xvi)    Incorporated by reference to Post-Effective  Amendment No. 13 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on December 15, 2000.

(xvii)   Incorporated by reference to Post-Effective  Amendment No. 14 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on March 1, 2001.

(xviii)  Incorporated by reference to Post-Effective  Amendment No. 15 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on July 16, 2001.

(xix)    Incorporated by reference to Post-Effective  Amendment No. 16 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on September 14, 2001.

(xx)     Incorporated by reference to Post-Effective  Amendment No. 17 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on October 11, 2001.

(xxi)    Incorporated by reference to Post-Effective  Amendment No. 18 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on December 10, 2001.

(xxii)   Incorporated by reference to Post-Effective  Amendment No. 20 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on March 1, 2002.

(xxiii)  Incorporated by reference to Post-Effective  Amendment No. 22 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on April 30, 2002.

ITEM 24. Persons Controlled By or Under Common Control with Registrant

         Registrant is not under common  control with any person except to the extent  Registrant is deemed to be under the control of its Investment Manager.

ITEM 25. Indemnification

         Section 2-418 of the General  Corporation Law of the State of Maryland provides for  indemnification  of officers, directors,  employees and agents of a Maryland  corporation.  With respect to indemnification of the officers and directors of the  Registrant,  and of other  employees  and agents to such extent as shall be authorized by the Board of Directors or the  By-laws of the  Registrant  and be  permitted  by law,  reference  is made to Article  VIII,  Paragraph  (a)(5) of the
Registrant's Articles of Incorporation and Article V of the Registrant's By-laws, both filed herewith.

         With respect to liability of the Investment  Manager to Registrant or to shareholders of Registrant's  Funds under the  Investment  Management  Agreements,  reference is made to Section 13 of each form of Investment  Management  Agreement filed herewith.

         With respect to the Sub-Advisors'  indemnification  under the Sub-Advisory  Agreements of the Investment  Manager,
any  affiliated  person  within the  meaning of Section  2(a)(3) of the  Investment  Company Act of 1940,  as amended  (the
"ICA"),  of the  Investment  Manager and each person,  if any, who controls the  Investment  Manager  within the meaning of
Section 15 of the 1933 Act,  as amended  (the "1933  Act"),  reference  is made to Section 14 of each form of  Sub-Advisory
Agreement filed herewith.

         With respect to Registrant's indemnification of American Skandia Marketing, Incorporated (the "Distributor"),  its
officers and  directors and any person who controls the  Distributor  within the meaning of Section 15 of the 1933 Act, and the Distributor's  indemnification  of Registrant,  its officers and directors and any person who controls  Registrant,  if any,  within the meaning of the 1933 Act,  reference  is made to Section 10 of the form of  Underwriting  and  Distribution
Agreement filed herewith.

         Insofar as  indemnification  for liability arising under the 1933 Act may be permitted to directors,  officers and controlling persons of the Registrant pursuant to the foregoing provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Commission  such  indemnification  is against public policy as expressed in the 1933 Act and is, therefore,  unenforceable.  In the event that a claim for indemnification  against such liabilities (other than the payment by the  Registrant  or expenses  incurred or paid by a director,  officer or  controlling  person of the  Registrant in the successful  defense of any action,  suit or  proceeding) is asserted by such  director,  officer or  controlling  person in connection with the securities being  registered,  the Registrant will, unless in the opinion of its counsel the matter has been  settled  by  controlling  precedent,  submit  to a court  of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is  against  public  policy  as  expressed  in the  1933  Act and  will  be  governed  by the  final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser

         American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,  Connecticut 06484,
serves as the investment  manager to the  Registrant.  Information as to the officers and directors of ASISI is included in
ASISI's Form ADV (File No.  801-40532),  including the  amendments  to such Form ADV filed with the  Commission on February
28, 2001, June 29, 2001 and March 28, 2002 and is incorporated herein by reference.

         ASISI currently engages the following  sub-advisors (the "Sub-advisors") to conduct the investment programs of the funds of the  Registrant or the master  portfolios  in which  certain of  Registrant's  funds  invest:  (a) Strong  Capital
Management,  Inc., 100 Heritage Reserve,  Menomonee Falls, WI 53051 (b) William Blair & Company LLC, 222 West Adams Street,
Chicago,  IL 60606; (c) American Century Investment  Management,  Inc.,  Twentieth Century Tower, 4500 Main Street,  Kansas
City,  Missouri 64111; (d) Pilgrim Baxter & Associates,  Ltd, 1400 Liberty Ridge Drive,  Wayne, PA 19087 (e) Deutsche Asset
Management,  Inc., 280 Park Avenue,  New York, New York 10017; (f) GAMCO  Investors,  Inc. One Corporate  Center,  Rye, New
York 10580;  (g) Goldman Sachs Asset  Management,  32 Old Slip - 17th Floor, 1 Financial  Square,  New York, NY 10005;  (h)
Neuberger  Berman  Management Inc. 605 Third Avenue,  New York, NY 10158;  (i) Fred Alger  Management,  Inc., 30 Montgomery
Street,  Jersey City, NJ 07302;  (j) INVESCO Funds Group,  Inc.,  4350 South Monaco Street,  Denver,  Colorado  80237,  (k)
ProFund Advisors LLC, 7900 Wisconsin Avenue,  Bethesda,  MD 20814; (l) Alliance Capital Management L.P., 1345 Avenue of the
Americas,  New York, NY 10105; (m) Marsico Capital Management,  LLC, 1200 17th Street,  Denver, CO 80202; (n) T. Rowe Price
Associates,  Inc., 100 East Pratt Street, Baltimore,  Maryland 21209 (o) Sanford C. Bernstein & Co., LLC, 767 Fifth Avenue,
New York, NY 10153; (p) Massachusetts  Financial Services Company,  500 Boylston Street,  Boston,  Massachusetts  02116 (q)
Federated Investment Counseling,  Federated Investors Tower, Pittsburgh,  Pennsylvania  15222-3779;  (r) Pacific Investment
Management  Company LLC, 840 Newport  Center Drive,  Suite 360,  Newport  Beach,  California  92660;  and (s) Wells Capital
Management,  Inc., 525 Market Street,  10th Floor,  San Francisco,  CA 94105.  Information as to the officers and directors of each of the Sub-advisors is included in each  Sub-advisor's  current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 27. Principal Underwriter

         American  Skandia  Marketing,  Incorporated  (the  "Distributor,"  as previously  defined),  One Corporate  Drive,
Shelton,  Connecticut 06484, serves as the principal  underwriter and distributor for the Registrant.  The Distributor is a registered  broker-dealer  and member of the  National  Association  of  Securities  Dealers,  Inc. The  Distributor  is an
"affiliated  person" (as defined under the ICA) of the  Registrant and ASISI,  being a wholly-owned  subsidiary of American
Skandia Incorporated.

         The following table sets forth  information on the current officers and directors of the Distributor,  all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484:

Name:                                  Position Held with the Distributor:            Position Held with the Registrant:

Patricia J. Abram                      Senior Vice President                          None

Lori Allen                             Vice President                                 None

Hollie Briggs                          Vice President                                 None

Robert Brinkman                        Senior Vice President                          None

Carl A. Cavaliere                      Vice President, Corporate Treasurer            None
                                       and Business Controller
Kathleen A. Chapman                    Corporate Secretary                            None

John W. Coleman                        Vice President                                 None

Lincoln R. Collins                     Senior Vice President, Chief                   None
                                       Operating Officer & Director
Timothy S. Cronin                      Vice President                                 None

Wade A. Dokken                         President & Chief Executive                    President
                                       Officer

Lisa Foote                             Senior Vice President                          None

Jacob Herschler                        Vice President                                 None

Thomas M. Mazzaferro                   Executive Vice President, Treasurer,           Director
                                       Corporate Controller, Chief Financial
                                       Officer & Director

Michael A. Murray                      Senior Vice President                          None

Carl E. Oberholtzer                    Vice President                                 None

David A. Pugliese                      Director, Head of ASM Compliance               None

Polly Rae                              Vice President                                 None

Rebecca Ray                            Senior Vice President                          None

Timothy A. Rogers                      Vice President                                 None

Scott H. Rothstein                     Vice President and Deputy General              None
                                       Counsel

Hayward L. Sawyer                      Senior Vice President                          None

Charles R. Shaw                        Vice President                                 None

Guy Sullivan                           Senior Vice President                          None

Amanda C. Sutyak                       Senior Vice President                          None

Robert G. Whitcher                     Director                                       None

Kirk Wickman                           Senior Vice President and General              None
                                       Counsel

ITEM 28. Location of Accounts and Records

         Records  regarding the  Registrant's  securities  holdings are maintained at Registrant's  Custodians,  PFPC Trust
Company,  Airport Business  Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113, and JP
Morgan  Chase Bank,  4 MetroTech  Center,  Brooklyn,  New York 11245.  Certain  records  with  respect to the  Registrant's securities  transactions  are maintained at the offices of the various  sub-advisors  to the Registrant.  The  Registrant's corporate  records are maintained at its offices at One Corporate  Drive,  Shelton,  Connecticut  06484.  The  Registrant's
financial  ledgers and similar  financial  records are  maintained  at the  offices of its  Administrator,  PFPC Inc.,  103
Bellevue  Parkway,  Wilmington,  DE 19809.  Certain records  regarding the shareholders of the Registrant are maintained at the offices of the  Registrant's  sub-transfer  agent,  Boston Financial Data Services,  Inc., Two Heritage Drive,  Quincy,
Massachusetts 02171.

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

         None.

                                                        SIGNATURES

         Pursuant  to the  requirements  of the  Securities  Act of 1933  and  the  Investment  Company  Act of  1940,  the
Registrant,  American Skandia Advisor Funds,  Inc., has duly caused this Registration  Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Shelton, and State of Connecticut, on the 26rd day of December, 2002.

                                                     AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                     By: /s/Edward P. Macdonald
                                                          Edward P. Macdonald
                                                          Secretary & Anti-Money Laundering Officer

         Pursuant to the requirements of the Securities Act of 1933, this  Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date

/s/ Wade A. Dokken*                                  President                                   12/26/02
Wade A. Dokken

/s/ David E.A. Carson*                               Director                                    12/26/02
David E.A. Carson

/s/ Richard G. Davy, Jr.                             Treasurer (Chief Financial and              12/26/02
Richard G. Davy, Jr.                                 Accounting Officer)

/s/ Julian A. Lerner*                                Director                                    12/26/02
Julian A. Lerner

/s/ Thomas M. O'Brien*                               Director                                    12/26/02
Thomas M. O'Brien

/s/ F. Don Schwartz*                                 Director                                    12/26/02
F. Don Schwartz

                                            *By: /s/ Susann A. Palumbo
                                                  Susann A. Palumbo
                                                  Assistant Secretary

                                     *Pursuant to Powers of Attorney previously filed.

                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                               Registration Statement Under
                                              The Securities Act of 1933 and
                                            The Investment Company Act of 1940

                                                     INDEX TO EXHIBITS

          Exhibit Number                                                   Description

                  (a)(18)                            Articles of Amendment dated July 1, 2002.

                  (a)(19)                            Articles of Amendment dated November 11, 2002.

                  (d)(3)                             Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     William Blair International Growth Fund.

                  (d)(4)                             Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     American Century International Growth Fund.

                  (d)(8)                             Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Goldman Sachs Mid-Cap Growth Fund.

                  (d)(18)                            Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     Goldman Sachs Concentrated Growth Fund.

                  (d)(27)                            Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American  Skandia  Investment  Services,  Incorporated  for  the  ASAF
                                                     INVESCO Capital Income Fund.

                  (d)(30)                            Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American Skandia Investment Services,  Incorporated for the ASAF PIMCO
                                                     Total Return Bond Fund.

                  (d)(31)                            Form  of  Investment   Management  Agreement  between  Registrant  and
                                                     American Skandia Investment Services,  Incorporated for the ASAF Money
                                                     Market Fund.

                  (d)(33)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and William  Blair & Company LLC for the ASAF
                                                     William Blair International Growth Fund.

                  (d)(34)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and American Century  Investment  Management,
                                                     Inc. for the ASAF American Century International Growth Fund.

                  (d)(39)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and Goldman  Sachs Asset  Management  for the
                                                     ASAF Goldman Sachs Mid-Cap Growth Fund.

                  (d)(49)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and Goldman  Sachs Asset  Management  for the
                                                     ASAF Goldman Sachs Concentrated Growth Fund.

                  (d)(58)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and INVESCO  Funds  Group,  Inc. for the ASAF
                                                     INVESCO Capital Income Fund.

                  (d)(61)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated and Pacific Investment Management Company, LLC
                                                     for the ASAF PIMCO Total Return Bond Fund.

                  (d)(62)                            Form of Sub-advisory  Agreement  between American  Skandia  Investment
                                                     Services,  Incorporated  and Wells  Capital  Management,  Inc. for the
                                                     ASAF Money Market Fund.

                  (m)(2)                             Form of Distribution and Service Plan for Class B shares

                  (m)(5)                             Form of Distribution and Service Plan for New Class X shares

                  (p)(10)                            Form of Code of Ethics of Goldman Sachs Asset Management

                  (p)(16)                            Form of Code of Ethics of Pacific Investment Management Company, LLC

                  (p)(21)                            Form of Code of Ethics of Wells Capital Management, Inc.

                  (p)(22)                            Form of Code of Ethics of William Blair & Company, LLC